UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 through December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Insurance Trust

December 31, 2020

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The immense efforts of central banks, government and researchers in the public and private sectors appear to have shepherded the world through the most difficult days of a profound crisis caused by the pandemic. While the economic and health care challenges are not behind us, the uncertainty and turbulence of 2020 has abated.

“We believe the clear lesson is that investors who remained fully invested over the past year, in the face of uncertainty over the direction of the pandemic and the unprecedented responses to it, were likely rewarded for their resolve.” — Andrea L. Lisher

The development of multiple vaccines against Covid-19 toward the end of 2020 provided hope that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. That optimism spread to global financial markets. While leading equity indexes fell by 20% or more in the first quarter of 2020, financial markets stabilized and equity markets largely rebounded — slowly at first and then rapidly the second half of the year. At the end of 2020, the S&P 500 Index had generated a total return of 18.10% for the full 12 months and 22.16% for the final six months of the year.

We believe the clear lesson is that investors who remained fully invested over the past year, in the face of uncertainty over the direction of the pandemic and the unprecedented responses to it, were likely rewarded for their resolve.

Certainly, enormous challenges remain in both the implementation of global vaccinations and in the rebuilding of economies at the local, national and international levels. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to better navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	7.84%
Bloomberg Barclays U.S. Aggregate Index	7.51%

Net Assets as of 12/31/2020 (In Thousands)	$531,776
Duration as of 12/31/2020	5.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

Global financial markets generally recovered from a sharp sell-off in the first quarter of 2020, led by a rally in equity markets in the second half of the year. Investor demand for equity was largely fueled by continued support from central banks, relief spending by governments across the globe and the development and approvals of the first vaccines against Covid-19.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices fell and the price of crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets.

At the start of the second half of the year, U.S. equity led a broad rebound in both developed markets and emerging markets equity. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

U.S. equity markets continued to outperformed bond markets in the final months of the year amid investor optimism following the U.S. Food and Drug Administration’s approval of the first vaccines against Covid-19. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 shares outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) for the twelve months ended December 31, 2020.

Relative to the Benchmark, the Portfolio’s overweight allocations to asset-backed securities and corporate credit were leading contributors to performance during the period. The Portfolio’s security selection in corporate credit also contributed to performance. The Portfolio’s slightly longer duration profile relative to the Benchmark, its overweight position in the 5-10 year portion of the yield curve and its underweight position in the 20-plus year portion of the yield curve also contributed to relative performance. Generally, bonds with longer duration will experience a greater increase in price as interest rates fall versus bonds with shorter duration. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

The Portfolio’s overweight allocation to non- agency commercial mortgage-backed securities (CMBS) was the leading detractor from relative performance as CMBS generally underperformed other credit sectors during the year.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy was to focus on security selection and relative value, which seeks to identify undervalued bonds among individual securities and across market sectors. The portfolio managers used bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Relative to the Benchmark, the Portfolio ended the reporting period with an underweight position in U.S. Treasury securities and an overweight position in corporate credit and securitized debt sectors, including asset-backed securities, commercial mortgage-backed securities and mortgage-backed securities, which included both agency and non-agency debt. The Portfolio was overweight in the intermediate part of the yield curve, underweight in the long end of the yield curve and maintained a longer duration profile before finishing the year shorter in duration than the Benchmark.

PORTFOLIO COMPOSITION***
Corporate Bonds	28.1%
Mortgage-Backed Securities	20.1
U.S. Treasury Obligations	18.3
Asset-Backed Securities	9.5
Collateralized Mortgage Obligations	6.3
Commercial Mortgage-Backed Securities	4.6
Others (each less than 1.0%)	0.7
Short-Term Investments	12.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Portfolio’s composition is subject to change.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	7.84%	4.30%	3.86%
CLASS 2 SHARES	August 16, 2006	7.68	4.04	3.61

TEN YEAR PERFORMANCE 12/31/10 TO 12/31/20

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio and the Bloomberg Barclays U.S. Aggregate Index from December 31, 2010 to December 31, 2020. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 30.6%

Aerospace & Defense — 0.8%

Airbus Finance BV (France) 2.70%, 4/17/2023 (a)	32	34

Airbus SE (France) 3.15%, 4/10/2027 (a)	164	178

BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (a)	45	50

BAE Systems plc (United Kingdom) 1.90%, 2/15/2031 (a)	200	202

5.80%, 10/11/2041 (a)	51	73

Boeing Co. (The) 4.51%, 5/1/2023	513	554

1.95%, 2/1/2024	185	191

4.88%, 5/1/2025	125	143

2.75%, 2/1/2026	180	189

2.70%, 2/1/2027	640	665

5.15%, 5/1/2030	190	230

5.71%, 5/1/2040	175	226

L3Harris Technologies, Inc. 3.83%, 4/27/2025	60	67

1.80%, 1/15/2031	220	224

Leidos, Inc. 2.30%, 2/15/2031 (a)	120	122

Lockheed Martin Corp. 4.50%, 5/15/2036	70	92

Northrop Grumman Corp. 3.20%, 2/1/2027	76	86

3.25%, 1/15/2028	50	56

5.15%, 5/1/2040	140	193

Precision Castparts Corp. 3.25%, 6/15/2025	30	33

Raytheon Technologies Corp. 3.20%, 3/15/2024	28	30

4.50%, 6/1/2042	80	104

4.15%, 5/15/2045	138	175

3.75%, 11/1/2046	80	95

4.35%, 4/15/2047	90	118

		4,130

Airlines — 0.0% (b)

Continental Airlines Pass-Through Trust

Series 2012-2, Class A Shares, 4.00%, 10/29/2024	16	16

Automobiles — 0.3%

BMW US Capital LLC (Germany) 2.25%, 9/15/2023 (a)	45	47

General Motors Co. 6.13%, 10/1/2025	130	158

Hyundai Capital America 1.15%, 11/10/2022 (a)	394	396

1.80%, 10/15/2025 (a)	140	143

2.38%, 10/15/2027 (a)	130	134

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobiles — continued

Nissan Motor Co. Ltd. (Japan) 3.52%, 9/17/2025 (a)	481	515

4.35%, 9/17/2027 (a)	200	221

Volkswagen Group of America Finance LLC (Germany) 1.63%, 11/24/2027 (a)	200	202

		1,816

Banks — 5.4%

ABN AMRO Bank NV (Netherlands) 4.75%, 7/28/2025 (a)	200	230

AIB Group plc (Ireland)

(ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a) (c)	250	273

ANZ New Zealand Int’l Ltd. (New Zealand) 3.45%, 1/21/2028 (a)	200	229

2.55%, 2/13/2030 (a)	200	218

ASB Bank Ltd. (New Zealand) 3.13%, 5/23/2024 (a)	230	248

Banco Nacional de Panama (Panama) 2.50%, 8/11/2030 (a)	300	300

Banco Santander SA (Spain) 2.75%, 5/28/2025	200	214

2.75%, 12/3/2030	200	206

Bank of America Corp.

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (c)	100	103

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (c)	26	27

4.00%, 1/22/2025	114	128

Series L, 3.95%, 4/21/2025	92	104

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (c)	100	110

4.45%, 3/3/2026	69	81

3.25%, 10/21/2027	514	575

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	260	296

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (c)	408	461

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (c)	280	326

(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 2/13/2031 (c)	525	557

(SOFR + 2.15%), 2.59%, 4/29/2031 (c)	313	335

(SOFR + 1.53%), 1.90%, 7/23/2031 (c)	150	152

(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	1,158	1,205

Bank of Montreal (Canada) 1.85%, 5/1/2025	200	210

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (Unaudited) (continued)

(Amounts in thousands)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (c)	47	53

Bank of Nova Scotia (The) (Canada) 1.63%, 5/1/2023	680	700

4.50%, 12/16/2025	25	29

Banque Federative du Credit Mutuel SA (France) 2.38%, 11/21/2024 (a)	254	269

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (c)	369	372

3.65%, 3/16/2025	200	220

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 2.64%, 6/24/2031 (c)	440	458

BBVA USA 2.50%, 8/27/2024	250	265

BNP Paribas SA (France)

(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (c)	525	549

(SOFR + 1.51%), 3.05%, 1/13/2031 (a) (c)	320	349

BNZ International Funding Ltd. (New Zealand) 2.90%, 2/21/2022 (a)	250	257

Citigroup, Inc. 2.90%, 12/8/2021	100	102

2.75%, 4/25/2022	200	206

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (c)	74	76

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (c)	90	98

4.40%, 6/10/2025	78	89

(SOFR + 2.75%), 3.11%, 4/8/2026 (c)	380	415

3.40%, 5/1/2026	75	85

4.45%, 9/29/2027	210	248

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (c)	250	283

(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (c)	220	259

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	50	59

8.13%, 7/15/2039	56	100

Citizens Financial Group, Inc. 2.38%, 7/28/2021	24	24

2.85%, 7/27/2026	200	223

Comerica, Inc. 4.00%, 2/1/2029	150	179

Commonwealth Bank of Australia (Australia) 2.85%, 5/18/2026 (a)	80	89

Cooperatieve Rabobank UA (Netherlands) 3.75%, 7/21/2026	450	509

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Credit Agricole SA (France) (SOFR + 1.68%), 1.91%, 6/16/2026 (a) (c)	650	674

Danske Bank A/S (Denmark) 2.00%, 9/8/2021 (a)	200	202

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.03%), 1.17%, 12/8/2023 (a) (c)	480	482

Fifth Third Bancorp

3.65%, 1/25/2024	90	98

HSBC Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	229	247

4.38%, 11/23/2026	200	231

(SOFR + 1.95%), 2.36%, 8/18/2031 (c)	300	310

6.50%, 9/15/2037	250	365

6.10%, 1/14/2042	120	182

Huntington Bancshares, Inc. 2.55%, 2/4/2030	315	338

ING Groep NV (Netherlands) 4.10%, 10/2/2023	200	220

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 7/1/2026 (a) (c)	210	214

3.95%, 3/29/2027	200	231

KeyCorp 4.15%, 10/29/2025	65	76

Lloyds Banking Group plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.33%, 6/15/2023 (c)	200	202

4.50%, 11/4/2024	220	246

4.58%, 12/10/2025	200	229

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.00%, 2/22/2022	38	39

2.67%, 7/25/2022	80	83

3.76%, 7/26/2023	172	187

3.41%, 3/7/2024	170	185

2.19%, 2/25/2025	200	211

2.05%, 7/17/2030	340	355

3.75%, 7/18/2039	515	626

Mizuho Financial Group, Inc. (Japan) (ICE LIBOR USD 3 Month + 1.31%), 2.87%, 9/13/2030 (c)	220	239

National Australia Bank Ltd. (Australia) 3.38%, 1/14/2026	300	337

2.33%, 8/21/2030 (a)	250	254

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (a) (c)	440	494

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Natwest Group plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.07%, 5/22/2028 (c)	440	477

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.10%), 3.75%, 11/1/2029 (c)	200	213

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	200	238

NatWest Markets plc (United Kingdom) 3.63%, 9/29/2022 (a)	315	332

Regions Financial Corp. 3.80%, 8/14/2023	27	29

Royal Bank of Canada (Canada) 2.75%, 2/1/2022	66	68

3.70%, 10/5/2023	300	327

4.65%, 1/27/2026	30	35

Societe Generale SA (France) 3.88%, 3/28/2024 (a)	380	414

2.63%, 10/16/2024 (a)	200	212

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (a) (c)	260	262

3.00%, 1/22/2030 (a)	331	353

Standard Chartered plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (a) (c)	220	228

(ICE LIBOR USD 3 Month + 1.91%), 4.30%, 5/21/2030 (a) (c)	200	234

Sumitomo Mitsui Financial Group, Inc. (Japan) 2.44%, 10/19/2021	45	46

2.85%, 1/11/2022	130	133

2.78%, 10/18/2022	82	85

3.10%, 1/17/2023	55	58

3.94%, 10/16/2023	300	329

3.01%, 10/19/2026	25	28

3.04%, 7/16/2029	345	382

Toronto-Dominion Bank (The) (Canada) 3.25%, 3/11/2024	140	152

Truist Financial Corp. 2.70%, 1/27/2022	91	93

1.95%, 6/5/2030	140	145

US Bancorp 3.38%, 2/5/2024	120	131

7.50%, 6/1/2026	100	132

Wells Fargo & Co. 3.07%, 1/24/2023	245	252

3.75%, 1/24/2024	105	115

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

3.30%, 9/9/2024	80	88

3.00%, 4/22/2026	284	312

4.10%, 6/3/2026	24	27

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (c)	470	521

(SOFR + 2.10%), 2.39%, 6/2/2028 (c)	400	426

(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	255	277

5.38%, 11/2/2043	200	278

4.40%, 6/14/2046	47	59

4.75%, 12/7/2046	53	69

Westpac Banking Corp. (Australia)

2.85%, 5/13/2026	100	111

(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (c)	140	160

4.42%, 7/24/2039	100	127

		28,668

Beverages — 0.9%

Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	571	724

4.90%, 2/1/2046	260	339

Anheuser-Busch InBev Finance, Inc. (Belgium) 4.70%, 2/1/2036	120	151

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.38%, 4/15/2038	150	185

4.35%, 6/1/2040	225	276

4.44%, 10/6/2048	130	162

4.50%, 6/1/2050	295	371

4.75%, 4/15/2058	95	124

4.60%, 6/1/2060	105	134

Coca-Cola Femsa SAB de CV (Mexico) 2.75%, 1/22/2030	155	167

1.85%, 9/1/2032	215	214

Constellation Brands, Inc. 4.40%, 11/15/2025	50	58

2.88%, 5/1/2030	420	460

5.25%, 11/15/2048	25	35

Diageo Capital plc (United Kingdom) 1.38%, 9/29/2025	350	360

2.00%, 4/29/2030	350	365

Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	260	288

Keurig Dr Pepper, Inc. 3.13%, 12/15/2023	100	108

4.42%, 5/25/2025	30	35

3.43%, 6/15/2027	20	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Beverages — continued

4.99%, 5/25/2038	43	57

4.42%, 12/15/2046	64	81

5.09%, 5/25/2048	60	84

		4,801

Biotechnology — 0.7%

AbbVie, Inc. 3.45%, 3/15/2022	52	54

2.80%, 3/15/2023	100	105

3.85%, 6/15/2024	42	46

3.20%, 11/21/2029	516	578

4.50%, 5/14/2035	100	126

4.05%, 11/21/2039	510	615

4.40%, 11/6/2042	370	464

4.85%, 6/15/2044	200	264

Amgen, Inc. 2.20%, 2/21/2027	120	129

Baxalta, Inc. 3.60%, 6/23/2022	7	7

5.25%, 6/23/2045	3	4

Biogen, Inc.

2.25%, 5/1/2030	289	302

3.15%, 5/1/2050	75	77

Gilead Sciences, Inc. 2.60%, 10/1/2040	310	312

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	460	453

		3,536

Building Products — 0.1%

Lennox International, Inc. 1.35%, 8/1/2025	540	552

Masco Corp. 2.00%, 10/1/2030	90	92

6.50%, 8/15/2032	80	107

		751

Capital Markets — 2.3%

Bank of New York Mellon Corp. (The) 3.25%, 9/11/2024	100	110

BlackRock, Inc. 1.90%, 1/28/2031	189	198

Blackstone Holdings Finance Co. LLC 4.45%, 7/15/2045 (a)	21	27

Brookfield Finance, Inc. (Canada) 3.90%, 1/25/2028	55	63

4.85%, 3/29/2029	54	66

4.70%, 9/20/2047	44	56

Charles Schwab Corp. (The) 0.90%, 3/11/2026	75	76

3.20%, 3/2/2027	100	112

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (c) (d) (e)	190	200

CME Group, Inc. 3.00%, 3/15/2025	97	106

Credit Suisse Group AG (Switzerland) 3.80%, 6/9/2023	350	377

3.75%, 3/26/2025	250	278

(SOFR + 1.56%), 2.59%, 9/11/2025 (a) (c)	250	263

(SOFR + 2.04%), 2.19%, 6/5/2026 (a) (c)	250	261

Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022 (a)	49	51

Deutsche Bank AG (Germany) 4.25%, 10/14/2021	100	102

3.30%, 11/16/2022	100	104

(SOFR + 2.16%), 2.22%, 9/18/2024 (c)	380	391

(SOFR + 1.87%), 2.13%, 11/24/2026 (c)	205	210

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (c)	100	102

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (c)	598	619

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (c)	213	221

3.50%, 1/23/2025	100	110

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	137	150

4.25%, 10/21/2025	105	121

3.50%, 11/16/2026	142	160

3.85%, 1/26/2027	45	51

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	209	241

2.60%, 2/7/2030	400	430

6.75%, 10/1/2037	80	122

(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (c)	215	275

4.75%, 10/21/2045	400	556

Intercontinental Exchange, Inc. 4.00%, 10/15/2023	59	65

Invesco Finance plc 4.00%, 1/30/2024	29	32

3.75%, 1/15/2026	36	40

Jefferies Group LLC 6.45%, 6/8/2027	81	103

Macquarie Bank Ltd. (Australia) 4.00%, 7/29/2025 (a)	100	114

Macquarie Group Ltd. (Australia)

(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (a) (c)	145	161

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (a) (c)	220	266

Morgan Stanley 5.50%, 7/28/2021	35	36

2.63%, 11/17/2021	170	173

3.75%, 2/25/2023	142	152

4.10%, 5/22/2023	100	109

3.70%, 10/23/2024	69	77

4.00%, 7/23/2025	276	316

5.00%, 11/24/2025	70	84

3.88%, 1/27/2026	341	391

(SOFR + 1.99%), 2.19%, 4/28/2026 (c)	980	1,035

4.35%, 9/8/2026	20	24

3.63%, 1/20/2027	159	182

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (c)	222	253

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (c)	96	111

(SOFR + 1.03%), 1.79%, 2/13/2032 (c)	280	282

4.30%, 1/27/2045	85	113

Nomura Holdings, Inc. (Japan) 2.65%, 1/16/2025	212	226

2.68%, 7/16/2030	200	212

Northern Trust Corp. 1.95%, 5/1/2030	375	390

(ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (c)	29	32

Nuveen LLC 4.00%, 11/1/2028 (a)	160	191

S&P Global, Inc. 3.25%, 12/1/2049	150	175

TD Ameritrade Holding Corp. 2.95%, 4/1/2022	17	17

UBS AG (Switzerland) 1.75%, 4/21/2022 (a)	200	203

UBS Group AG (Switzerland) 4.13%, 9/24/2025 (a)	200	229

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.36%, 1/30/2027 (a) (c)	200	202

		12,205

Chemicals — 0.8%

Air Products and Chemicals, Inc. 1.85%, 5/15/2027	310	328

Albemarle Corp. 5.45%, 12/1/2044	50	60

Celanese US Holdings LLC 3.50%, 5/8/2024	151	163

Chevron Phillips Chemical Co. LLC 5.13%, 4/1/2025 (a)	485	569

Dow Chemical Co. (The) 4.55%, 11/30/2025	200	234

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued

3.60%, 11/15/2050	245	275

DuPont de Nemours, Inc. 5.32%, 11/15/2038	595	805

Eastman Chemical Co. 4.50%, 12/1/2028	220	265

Ecolab, Inc. 3.25%, 1/14/2023	90	95

International Flavors & Fragrances, Inc. 4.45%, 9/26/2028	45	53

5.00%, 9/26/2048	52	70

LYB International Finance III LLC 1.25%, 10/1/2025	80	82

3.38%, 5/1/2030	235	263

Nutrien Ltd. (Canada) 4.00%, 12/15/2026	70	82

4.20%, 4/1/2029	25	30

4.13%, 3/15/2035	90	107

5.00%, 4/1/2049	40	55

Nutrition & Biosciences, Inc. 1.83%, 10/15/2027 (a)	190	196

3.27%, 11/15/2040 (a)	110	118

3.47%, 12/1/2050 (a)	85	92

Sherwin-Williams Co. (The) 3.13%, 6/1/2024	29	31

Union Carbide Corp. 7.75%, 10/1/2096	80	123

		4,096

Commercial Services & Supplies — 0.1%

Brambles USA, Inc. (Australia) 4.13%, 10/23/2025 (a)	70	79

Ford Foundation (The) Series 2020, 2.82%, 6/1/2070	90	96

Republic Services, Inc. 1.45%, 2/15/2031	230	225

		400

Construction & Engineering — 0.1%

Quanta Services, Inc. 2.90%, 10/1/2030	360	386

Construction Materials — 0.0% (b)

Martin Marietta Materials, Inc. 3.45%, 6/1/2027	52	58

3.50%, 12/15/2027	100	114

		172

Consumer Finance — 1.0%

AerCap Ireland Capital DAC (Ireland) 4.45%, 12/16/2021	150	154

4.13%, 7/3/2023	150	161

4.50%, 9/15/2023	600	651

3.15%, 2/15/2024	650	681

2.88%, 8/14/2024	150	156

American Express Co. 4.20%, 11/6/2025	150	174

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

American Express Credit Corp. 2.25%, 5/5/2021	73	73

American Honda Finance Corp. 2.30%, 9/9/2026	17	19

Avolon Holdings Funding Ltd. (Ireland) 5.50%, 1/15/2023 (a)	195	207

2.88%, 2/15/2025 (a)	194	198

5.50%, 1/15/2026 (a)	395	447

4.25%, 4/15/2026 (a)	245	264

4.38%, 5/1/2026 (a)	150	163

Capital One Financial Corp. 3.75%, 4/24/2024	130	142

4.20%, 10/29/2025	40	46

3.75%, 7/28/2026	196	222

John Deere Capital Corp. 2.25%, 9/14/2026	125	135

Park Aerospace Holdings Ltd. (Ireland) 5.25%, 8/15/2022 (a)	995	1,044

4.50%, 3/15/2023 (a)	475	498

5.50%, 2/15/2024 (a)	160	174

		5,609

Containers & Packaging — 0.1%

Packaging Corp. of America 4.05%, 12/15/2049	155	192

WRKCo, Inc. 3.00%, 9/15/2024	80	86

3.90%, 6/1/2028	35	41

		319

Diversified Consumer Services — 0.1%

Emory University Series 2020, 2.14%, 9/1/2030	240	252

Pepperdine University Series 2020, 3.30%, 12/1/2059	110	117

University of Southern California Series A, 3.23%, 10/1/2120	110	110

		479

Diversified Financial Services — 0.4%

AIG Global Funding 1.90%, 10/6/2021 (a)	100	101

Blackstone Secured Lending Fund 3.65%, 7/14/2023 (a)	200	208

CK Hutchison International 16 Ltd. (United Kingdom) 1.88%, 10/3/2021 (a)	200	202

GE Capital Funding LLC 4.40%, 5/15/2030 (a)	445	524

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	600	715

GTP Acquisition Partners I LLC 3.48%, 6/16/2025 (a)	67	72

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Financial Services — continued

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan) 2.65%, 9/19/2022 (a)	200	206

National Rural Utilities Cooperative Finance Corp. 2.95%, 2/7/2024	44	47

ORIX Corp. (Japan) 2.90%, 7/18/2022	40	42

3.25%, 12/4/2024	100	109

3.70%, 7/18/2027	100	114

		2,340

Diversified Telecommunication Services — 0.9%

AT&T, Inc. 2.30%, 6/1/2027	520	554

1.65%, 2/1/2028	255	260

4.30%, 2/15/2030	178	213

2.25%, 2/1/2032	430	436

3.50%, 6/1/2041	154	166

3.10%, 2/1/2043	645	652

3.50%, 9/15/2053 (a)	436	434

Deutsche Telekom International Finance BV (Germany) 4.88%, 3/6/2042 (a)	150	199

Telefonica Emisiones SA (Spain) 5.46%, 2/16/2021	19	19

Verizon Communications, Inc. 2.63%, 8/15/2026	12	13

3.88%, 2/8/2029	75	88

3.15%, 3/22/2030	40	45

4.50%, 8/10/2033	125	158

4.40%, 11/1/2034	209	261

4.27%, 1/15/2036	85	105

2.65%, 11/20/2040	260	263

4.86%, 8/21/2046	134	181

4.67%, 3/15/2055	340	456

2.99%, 10/30/2056 (a)	82	82

		4,585

Electric Utilities — 1.6%

AEP Transmission Co. LLC 3.15%, 9/15/2049	35	39

Alabama Power Co. 6.13%, 5/15/2038	62	92

Avangrid, Inc. 3.15%, 12/1/2024	72	78

Baltimore Gas and Electric Co. 3.50%, 8/15/2046	47	55

2.90%, 6/15/2050	110	118

CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048	10	12

Series AD, 2.90%, 7/1/2050	200	217

China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (a)	200	220

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Cleveland Electric Illuminating Co. (The) 3.50%, 4/1/2028 (a)	95	101

4.55%, 11/15/2030 (a)	65	75

Commonwealth Edison Co. 3.65%, 6/15/2046	30	36

Duke Energy Corp. 2.65%, 9/1/2026	100	109

3.40%, 6/15/2029	61	69

Duke Energy Indiana LLC 3.75%, 5/15/2046	60	72

Duke Energy Ohio, Inc. 3.70%, 6/15/2046	46	54

Duke Energy Progress LLC 3.70%, 10/15/2046	54	65

Duquesne Light Holdings, Inc. 3.62%, 8/1/2027 (a)	160	177

2.53%, 10/1/2030 (a)	210	217

Edison International 3.55%, 11/15/2024	284	306

4.13%, 3/15/2028	100	111

Emera US Finance LP (Canada) 4.75%, 6/15/2046	130	166

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (a)	220	250

Entergy Arkansas LLC 3.50%, 4/1/2026	22	25

Entergy Corp. 2.95%, 9/1/2026	21	23

Entergy Louisiana LLC 2.40%, 10/1/2026	59	64

3.05%, 6/1/2031	38	43

4.00%, 3/15/2033	40	50

2.90%, 3/15/2051	130	138

Entergy Mississippi LLC 3.85%, 6/1/2049	135	164

Evergy Metro, Inc. 3.15%, 3/15/2023	24	25

5.30%, 10/1/2041	50	68

4.20%, 3/15/2048	50	65

Evergy, Inc. 2.90%, 9/15/2029	170	186

Florida Power & Light Co. 5.40%, 9/1/2035	50	71

Fortis, Inc. (Canada) 3.06%, 10/4/2026	124	136

Hydro-Quebec (Canada) Series IO, 8.05%, 7/7/2024	100	125

Interstate Power and Light Co. 2.30%, 6/1/2030	315	333

ITC Holdings Corp.

2.70%, 11/15/2022	100	104

2.95%, 5/14/2030 (a)	100	109

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (a)	40	45

6.15%, 6/1/2037	30	38

Massachusetts Electric Co. 4.00%, 8/15/2046 (a)	56	68

MidAmerican Energy Co. 3.50%, 10/15/2024	59	65

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

Mid-Atlantic Interstate Transmission LLC 4.10%, 5/15/2028 (a)	40	45

Nevada Power Co. Series CC, 3.70%, 5/1/2029	100	117

New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (a)	45	53

NextEra Energy Capital Holdings, Inc. 3.55%, 5/1/2027	27	31

Niagara Mohawk Power Corp. 3.51%, 10/1/2024 (a)	19	21

1.96%, 6/27/2030 (a)	250	257

NRG Energy, Inc. 2.00%, 12/2/2025 (a)	185	192

2.45%, 12/2/2027 (a)	210	221

4.45%, 6/15/2029 (a)	110	127

Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029	25	33

3.10%, 9/15/2049	215	247

Pacific Gas and Electric Co. (ICE LIBOR USD 3 Month + 1.38%), 1.60%, 11/15/2021 (c)	330	330

1.75%, 6/16/2022	320	321

3.45%, 7/1/2025	145	157

2.95%, 3/1/2026	90	95

3.75%, 8/15/2042 (f)	33	33

4.30%, 3/15/2045	55	59

4.00%, 12/1/2046	230	238

PECO Energy Co. 2.80%, 6/15/2050	100	106

Pennsylvania Electric Co. 3.25%, 3/15/2028 (a)	19	20

Potomac Electric Power Co. 6.50%, 11/15/2037	75	114

PPL Capital Funding, Inc. 3.40%, 6/1/2023	30	32

4.00%, 9/15/2047	20	23

Public Service Co. of Oklahoma Series G, 6.63%, 11/15/2037	175	257

Public Service Electric and Gas Co. 3.00%, 5/15/2025	83	91

5.38%, 11/1/2039	28	39

Southern California Edison Co.

Series C, 3.50%, 10/1/2023	53	57

Series B, 3.65%, 3/1/2028	80	90

Series 05-B, 5.55%, 1/15/2036	80	102

4.05%, 3/15/2042	100	114

Tampa Electric Co. 4.45%, 6/15/2049	100	131

Toledo Edison Co. (The) 6.15%, 5/15/2037	50	68

Union Electric Co. 2.95%, 6/15/2027	36	40

Virginia Electric and Power Co. 6.35%, 11/30/2037	70	106

		8,551

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc. 4.50%, 3/1/2023	8	8

3.25%, 9/8/2024	44	48

3.88%, 1/12/2028	22	25

Corning, Inc. 5.35%, 11/15/2048	110	155

3.90%, 11/15/2049	174	213

		449

Energy Equipment & Services — 0.2%

Baker Hughes a GE Co. LLC 3.14%, 11/7/2029	180	198

4.49%, 5/1/2030	115	138

Baker Hughes Holdings LLC 5.13%, 9/15/2040	40	53

Halliburton Co. 3.80%, 11/15/2025	4	4

4.85%, 11/15/2035	30	35

6.70%, 9/15/2038	60	80

National Oilwell Varco, Inc. 3.60%, 12/1/2029	200	209

Schlumberger Finance Canada Ltd. 1.40%, 9/17/2025	300	308

Schlumberger Holdings Corp. 3.75%, 5/1/2024 (a)	55	60

3.90%, 5/17/2028 (a)	62	70

		1,155

Entertainment — 0.1%

NBCUniversal Media LLC 5.95%, 4/1/2041	75	114

Walt Disney Co. (The) 7.30%, 4/30/2028	150	207

		321

Equity Real Estate Investment Trusts (REITs) — 1.7%

Alexandria Real Estate Equities, Inc. 3.80%, 4/15/2026	23	26

1.88%, 2/1/2033	140	140

4.00%, 2/1/2050	125	155

American Campus Communities Operating Partnership LP 3.63%, 11/15/2027	100	110

2.85%, 2/1/2030	190	199

American Tower Corp. 5.00%, 2/15/2024	71	80

3.38%, 10/15/2026	44	49

1.50%, 1/31/2028	325	327

2.90%, 1/15/2030	30	33

2.10%, 6/15/2030	150	154

1.88%, 10/15/2030	275	277

3.70%, 10/15/2049	230	261

2.95%, 1/15/2051	215	215

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Boston Properties LP 3.13%, 9/1/2023	30	32

3.20%, 1/15/2025	61	67

3.65%, 2/1/2026	67	76

Brixmor Operating Partnership LP 3.65%, 6/15/2024	50	54

3.85%, 2/1/2025	50	55

Corporate Office Properties LP 2.25%, 3/15/2026	470	490

Crown Castle International Corp. 5.25%, 1/15/2023	60	66

4.00%, 3/1/2027	24	27

2.25%, 1/15/2031	295	306

Digital Realty Trust LP 3.70%, 8/15/2027	31	36

Duke Realty LP 3.25%, 6/30/2026	18	20

2.88%, 11/15/2029	95	105

Equinix, Inc. 1.55%, 3/15/2028	285	290

Essex Portfolio LP 1.65%, 1/15/2031	200	199

2.65%, 3/15/2032	145	155

GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (a)	79	85

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	43	47

Healthcare Trust of America Holdings LP 3.10%, 2/15/2030	310	338

2.00%, 3/15/2031	160	160

Healthpeak Properties, Inc. 3.88%, 8/15/2024	115	127

3.50%, 7/15/2029	132	150

3.00%, 1/15/2030	90	98

Kimco Realty Corp. 2.70%, 10/1/2030	320	344

Life Storage LP 4.00%, 6/15/2029	150	175

2.20%, 10/15/2030	300	306

Mid-America Apartments LP 1.70%, 2/15/2031	150	149

National Retail Properties, Inc. 3.60%, 12/15/2026	58	64

4.30%, 10/15/2028	150	174

Office Properties Income Trust 4.00%, 7/15/2022	78	80

Prologis LP 3.25%, 10/1/2026	19	22

1.25%, 10/15/2030	165	163

2.13%, 10/15/2050	150	139

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

Realty Income Corp. 3.88%, 7/15/2024	20	22

3.88%, 4/15/2025	60	67

3.25%, 1/15/2031	170	193

4.65%, 3/15/2047	38	52

Regency Centers LP 2.95%, 9/15/2029	215	230

Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (a)	170	182

SITE Centers Corp. 3.63%, 2/1/2025	61	63

UDR, Inc. 2.95%, 9/1/2026	28	31

3.20%, 1/15/2030	150	167

3.00%, 8/15/2031	25	27

2.10%, 8/1/2032	160	163

1.90%, 3/15/2033	240	240

Ventas Realty LP 4.13%, 1/15/2026	34	39

3.85%, 4/1/2027	49	55

Vornado Realty LP 3.50%, 1/15/2025	60	63

Welltower, Inc. 2.70%, 2/15/2027	63	69

3.10%, 1/15/2030	85	93

6.50%, 3/15/2041	125	175

WP Carey, Inc. 4.25%, 10/1/2026	245	282

		8,838

Food & Staples Retailing — 0.3%

Alimentation Couche-Tard, Inc. (Canada) 2.95%, 1/25/2030 (a)	90	98

3.80%, 1/25/2050 (a)	230	272

Costco Wholesale Corp. 2.75%, 5/18/2024	21	23

1.38%, 6/20/2027	450	463

CVS Pass-Through Trust 7.51%, 1/10/2032 (a)	68	84

5.93%, 1/10/2034 (a)	74	90

Series 2013, 4.70%, 1/10/2036 (a)	158	178

Kroger Co. (The) 2.20%, 5/1/2030	500	525

5.40%, 7/15/2040	18	25

		1,758

Food Products — 0.5%

Campbell Soup Co. 3.13%, 4/24/2050	47	50

Cargill, Inc. 3.25%, 3/1/2023 (a)	25	26

2.13%, 4/23/2030 (a)	291	306

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — continued

Conagra Brands, Inc. 5.30%, 11/1/2038	35	47

5.40%, 11/1/2048	105	149

General Mills, Inc. 4.00%, 4/17/2025	60	68

4.15%, 2/15/2043	100	125

Kellogg Co. 2.10%, 6/1/2030	140	147

Mars, Inc. 1.63%, 7/16/2032 (a)	390	387

McCormick & Co., Inc. 2.50%, 4/15/2030	342	366

Mead Johnson Nutrition Co. (United Kingdom)

4.13%, 11/15/2025	27	31

Mondelez International, Inc. 1.50%, 5/4/2025	80	83

Smithfield Foods, Inc. 5.20%, 4/1/2029 (a)	160	190

3.00%, 10/15/2030 (a)	380	402

Tyson Foods, Inc. 4.88%, 8/15/2034	20	26

5.15%, 8/15/2044	90	124

4.55%, 6/2/2047	100	133

		2,660

Gas Utilities — 0.3%

Atmos Energy Corp. 4.13%, 10/15/2044	50	63

4.13%, 3/15/2049	155	200

Boston Gas Co. 4.49%, 2/15/2042 (a)	22	28

Brooklyn Union Gas Co. (The) 4.27%, 3/15/2048 (a)	80	102

Eastern Energy Gas Holdings LLC Series C, 3.90%, 11/15/2049	137	161

ONE Gas, Inc. 2.00%, 5/15/2030	200	209

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	200	229

Southern California Gas Co. Series XX, 2.55%, 2/1/2030	195	211

Southern Natural Gas Co. LLC 8.00%, 3/1/2032	53	76

4.80%, 3/15/2047 (a)	26	30

Southwest Gas Corp. 3.80%, 9/29/2046	44	51

		1,360

Health Care Equipment & Supplies — 0.2%

Abbott Laboratories 1.15%, 1/30/2028	170	172

4.75%, 11/30/2036	130	179

Becton Dickinson and Co. 4.67%, 6/6/2047	160	210

Boston Scientific Corp. 4.00%, 3/1/2029	101	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Equipment & Supplies — continued

4.55%, 3/1/2039	100	128

DH Europe Finance II SARL 3.25%, 11/15/2039	184	209

Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	27	29

		1,046

Health Care Providers & Services — 1.0%

Advocate Health & Hospitals Corp. Series 2020, 2.21%, 6/15/2030	130	135

Anthem, Inc. 3.30%, 1/15/2023	18	19

3.35%, 12/1/2024	70	77

4.10%, 3/1/2028	55	65

4.65%, 1/15/2043	18	24

4.65%, 8/15/2044	65	85

Ascension Health Series B, 2.53%, 11/15/2029	190	208

Children’s Hospital Series 2020, 2.93%, 7/15/2050	180	180

Cigna Corp. 4.50%, 2/25/2026	127	149

CommonSpirit Health 1.55%, 10/1/2025	145	149

2.78%, 10/1/2030	145	153

3.91%, 10/1/2050	140	156

CVS Health Corp. 4.30%, 3/25/2028	54	64

3.25%, 8/15/2029	155	175

1.88%, 2/28/2031	312	315

2.70%, 8/21/2040	130	132

5.05%, 3/25/2048	323	437

Hackensack Meridian Health, Inc. Series 2020, 2.88%, 9/1/2050	230	237

HCA, Inc. 5.25%, 6/15/2026	340	402

5.13%, 6/15/2039	125	160

5.50%, 6/15/2047	245	327

Memorial Health Services 3.45%, 11/1/2049	245	262

MidMichigan Health Series 2020, 3.41%, 6/1/2050	80	89

Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	83	94

MultiCare Health System 2.80%, 8/15/2050	120	124

Providence St Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	36	39

Quest Diagnostics, Inc. 3.45%, 6/1/2026	17	19

2.80%, 6/30/2031	95	104

Rush Obligated Group Series 2020, 3.92%, 11/15/2029	233	275

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

Texas Health Resources 2.33%, 11/15/2050	140	132

UnitedHealth Group, Inc. 4.63%, 7/15/2035	34	46

3.50%, 8/15/2039	160	190

Universal Health Services, Inc. 2.65%, 10/15/2030 (a)	170	177

Yale-New Haven Health Services Corp. Series 2020, 2.50%, 7/1/2050	200	195

		5,395

Hotels, Restaurants & Leisure — 0.0% (b)

McDonald’s Corp. 4.70%, 12/9/2035	60	77

Starbucks Corp. 2.55%, 11/15/2030	170	184

		261

Household Products — 0.0% (b)

Procter & Gamble — ESOP Series A, 9.36%, 1/1/2021	6	6

Independent Power and Renewable Electricity Producers — 0.2%

Alexander Funding Trust 1.84%, 11/15/2023 (a)	200	202

Exelon Generation Co. LLC

3.40%, 3/15/2022	50	52

4.25%, 6/15/2022	38	40

3.25%, 6/1/2025	250	273

6.25%, 10/1/2039	100	120

5.75%, 10/1/2041	29	33

PSEG Power LLC 4.15%, 9/15/2021	37	38

Southern Power Co. 5.15%, 9/15/2041	50	61

Tri-State Generation and Transmission Association, Inc. 4.25%, 6/1/2046	25	29

		848

Industrial Conglomerates — 0.3%

General Electric Co.

3.45%, 5/1/2027	105	119

3.63%, 5/1/2030	160	183

5.88%, 1/14/2038	100	135

Honeywell International, Inc.

1.35%, 6/1/2025	400	414

2.50%, 11/1/2026	150	165

Roper Technologies, Inc.

1.40%, 9/15/2027	350	354

2.00%, 6/30/2030	160	164

		1,534

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — 0.9%

AIA Group Ltd. (Hong Kong)

3.20%, 3/11/2025 (a)	200	215

3.90%, 4/6/2028 (a)	210	239

3.60%, 4/9/2029 (a)	200	225

American Financial Group, Inc. 3.50%, 8/15/2026	100	109

American International Group, Inc. 3.88%, 1/15/2035	180	216

Assurant, Inc. 4.20%, 9/27/2023	85	93

Athene Global Funding

2.75%, 6/25/2024 (a)	155	164

2.95%, 11/12/2026 (a)	410	440

Berkshire Hathaway Finance Corp. 4.30%, 5/15/2043	62	82

Brown & Brown, Inc. 2.38%, 3/15/2031	460	481

Chubb INA Holdings, Inc.

2.88%, 11/3/2022	42	44

2.70%, 3/13/2023	120	126

CNA Financial Corp. 3.95%, 5/15/2024	44	49

Dai-ichi Life Insurance Co. Ltd. (The) (Japan) (ICE LIBOR USD 3 Month + 3.66%), 4.00%, 7/24/2026 (a) (c) (d) (e)	200	221

Guardian Life Insurance Co. of America (The)

4.85%, 1/24/2077 (a)	21	29

Hanover Insurance Group, Inc. (The) 2.50%, 9/1/2030	120	125

Hartford Financial Services Group, Inc. (The) 4.30%, 4/15/2043	70	88

Intact US Holdings, Inc. 4.60%, 11/9/2022	100	106

Jackson National Life Global Funding

3.88%, 6/11/2025 (a)	87	98

3.05%, 4/29/2026 (a)	104	116

Liberty Mutual Group, Inc.

4.57%, 2/1/2029 (a)	27	33

3.95%, 10/15/2050 (a)	207	248

Lincoln National Corp.

4.20%, 3/15/2022	20	21

4.00%, 9/1/2023	50	54

Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (c)	100	109

Markel Corp. 3.63%, 3/30/2023	40	43

MetLife, Inc. 4.13%, 8/13/2042	28	35

New York Life Global Funding

2.00%, 4/13/2021 (a)	29	29

2.35%, 7/14/2026 (a)	65	70

New York Life Insurance Co. 4.45%, 5/15/2069 (a)	105	141

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (c)	134	152

Principal Financial Group, Inc.

3.13%, 5/15/2023	30	32

3.70%, 5/15/2029	30	35

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (c) (d) (e)	50	52

Prudential Financial, Inc. 3.91%, 12/7/2047	61	73

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (a)	150	194

Reliance Standard Life Global Funding II 3.85%, 9/19/2023 (a)	105	113

Teachers Insurance & Annuity Association of America 4.27%, 5/15/2047 (a)	50	62

		4,762

Internet & Direct Marketing Retail — 0.0% (b)

Amazon.com, Inc. 3.88%, 8/22/2037	80	100

IT Services — 0.3%

DXC Technology Co. 4.25%, 4/15/2024	34	37

Fiserv, Inc.

3.20%, 7/1/2026	70	78

4.40%, 7/1/2049	65	87

Global Payments, Inc. 4.15%, 8/15/2049	140	173

International Business Machines Corp.

3.30%, 5/15/2026	260	294

1.70%, 5/15/2027	535	555

6.22%, 8/1/2027	50	66

Western Union Co. (The) 3.60%, 3/15/2022	100	103

		1,393

Leisure Products — 0.1%

Hasbro, Inc. 3.90%, 11/19/2029	332	376

Life Sciences Tools & Services — 0.0% (b)

Thermo Fisher Scientific, Inc. 2.95%, 9/19/2026	30	33

Machinery — 0.1%

nVent Finance SARL (United Kingdom) 4.55%, 4/15/2028	75	81

Otis Worldwide Corp. 2.57%, 2/15/2030	280	301

Parker-Hannifin Corp.

4.45%, 11/21/2044	30	38

4.10%, 3/1/2047	21	26

Xylem, Inc. 2.25%, 1/30/2031	110	116

		562

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — 0.9%

Charter Communications Operating LLC

3.75%, 2/15/2028	245	275

5.38%, 4/1/2038	38	48

4.80%, 3/1/2050	240	286

3.70%, 4/1/2051	120	124

Comcast Cable Holdings LLC 10.13%, 4/15/2022	75	84

Comcast Corp.

3.95%, 10/15/2025	119	137

3.15%, 3/1/2026	127	142

3.55%, 5/1/2028	66	76

1.95%, 1/15/2031	170	175

1.50%, 2/15/2031	300	298

4.25%, 1/15/2033	167	210

4.20%, 8/15/2034	89	111

3.90%, 3/1/2038	32	39

4.60%, 10/15/2038	145	191

3.25%, 11/1/2039	130	147

3.75%, 4/1/2040	160	192

4.00%, 11/1/2049	52	65

3.45%, 2/1/2050	246	289

4.95%, 10/15/2058	180	273

Cox Communications, Inc.

3.35%, 9/15/2026 (a)	67	75

1.80%, 10/1/2030 (a)	235	235

4.60%, 8/15/2047 (a)	39	50

2.95%, 10/1/2050 (a)	180	184

Discovery Communications LLC

5.20%, 9/20/2047	80	104

4.00%, 9/15/2055 (a)	124	139

Fox Corp. 5.58%, 1/25/2049	170	248

Time Warner Cable LLC

6.55%, 5/1/2037	50	69

7.30%, 7/1/2038	50	74

5.50%, 9/1/2041	100	128

Time Warner Entertainment Co. LP 8.38%, 7/15/2033	90	139

ViacomCBS, Inc.

3.70%, 8/15/2024	99	109

4.00%, 1/15/2026	42	48

		4,764

Metals & Mining — 0.6%

Anglo American Capital plc (South Africa)

4.00%, 9/11/2027 (a)	200	230

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — continued

2.63%, 9/10/2030 (a)	200	209

Glencore Funding LLC (Australia)

4.13%, 5/30/2023 (a)	112	121

1.63%, 9/1/2025 (a)	705	725

2.50%, 9/1/2030 (a)	750	765

Nucor Corp. 2.98%, 12/15/2055 (a)	30	31

Reliance Steel & Aluminum Co. 1.30%, 8/15/2025	600	609

Steel Dynamics, Inc.

1.65%, 10/15/2027	126	130

3.45%, 4/15/2030	177	200

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	130	144

		3,164

Multiline Retail — 0.0% (b)

Dollar General Corp. 4.13%, 5/1/2028	55	65

Multi-Utilities — 0.3%

Ameren Illinois Co. 3.25%, 3/15/2050	185	216

CMS Energy Corp.

3.88%, 3/1/2024	110	120

2.95%, 2/15/2027	47	51

Consolidated Edison Co. of New York, Inc.

5.70%, 6/15/2040	38	53

4.50%, 5/15/2058	54	71

Consumers Energy Co. 3.25%, 8/15/2046	19	22

Delmarva Power & Light Co. 4.15%, 5/15/2045	50	62

Dominion Energy, Inc. Series B, 2.75%, 9/15/2022	60	62

New York State Electric & Gas Corp. 3.25%, 12/1/2026 (a)	50	56

NiSource, Inc. 2.95%, 9/1/2029	85	93

1.70%, 2/15/2031	190	189

San Diego Gas & Electric Co. 5.35%, 5/15/2035	70	91

Sempra Energy 4.05%, 12/1/2023	62	68

Southern Co. Gas Capital Corp. 3.50%, 9/15/2021	37	38

2.45%, 10/1/2023	19	20

3.25%, 6/15/2026	17	19

5.88%, 3/15/2041	96	140

4.40%, 6/1/2043	42	51

3.95%, 10/1/2046	21	25

WEC Energy Group, Inc. 3.55%, 6/15/2025	37	41

		1,488

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — 2.9%

APT Pipelines Ltd. (Australia) 4.20%, 3/23/2025 (a)	120	132

4.25%, 7/15/2027 (a)	73	83

Boardwalk Pipelines LP 4.80%, 5/3/2029	70	80

3.40%, 2/15/2031	170	177

BP Capital Markets America, Inc. 3.02%, 1/16/2027	35	39

1.75%, 8/10/2030	205	206

2.77%, 11/10/2050	130	128

2.94%, 6/4/2051	205	209

BP Capital Markets plc (United Kingdom) 3.51%, 3/17/2025	15	17

3.28%, 9/19/2027	259	290

Buckeye Partners LP 5.85%, 11/15/2043	100	98

Cameron LNG LLC 3.70%, 1/15/2039 (a)	188	212

Chevron Corp. 2.41%, 3/3/2022	150	153

2.57%, 5/16/2023	200	210

2.24%, 5/11/2030	125	134

Cimarex Energy Co. 3.90%, 5/15/2027	235	259

Concho Resources, Inc. 3.75%, 10/1/2027	135	154

2.40%, 2/15/2031	130	136

Diamondback Energy, Inc. 4.75%, 5/31/2025	550	619

3.25%, 12/1/2026	145	155

Ecopetrol SA (Colombia) 5.88%, 9/18/2023	28	31

4.13%, 1/16/2025	33	36

5.38%, 6/26/2026	39	45

Enable Midstream Partners LP 4.95%, 5/15/2028	40	41

4.15%, 9/15/2029	102	102

Enbridge, Inc. (Canada) 3.70%, 7/15/2027	27	31

4.50%, 6/10/2044	75	87

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (c)	60	66

Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080 (c)	175	197

Energy Transfer Operating LP 4.75%, 1/15/2026	242	274

6.05%, 6/1/2041	100	117

6.00%, 6/15/2048	235	279

5.00%, 5/15/2050	815	881

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	50	68

Enterprise Products Operating LLC 3.90%, 2/15/2024	25	27

3.70%, 2/15/2026	38	43

7.55%, 4/15/2038	86	131

4.45%, 2/15/2043	87	105

5.10%, 2/15/2045	16	21

3.20%, 2/15/2052	50	51

4.95%, 10/15/2054	6	8

EQM Midstream Partners LP 5.50%, 7/15/2028	130	142

EQT Corp. 3.90%, 10/1/2027	60	60

Equinor ASA (Norway) 3.25%, 11/10/2024	23	25

2.88%, 4/6/2025	145	159

Exxon Mobil Corp. 2.99%, 3/19/2025	290	317

2.61%, 10/15/2030	270	295

3.00%, 8/16/2039	405	438

Gray Oak Pipeline LLC 2.00%, 9/15/2023 (a)	135	137

2.60%, 10/15/2025 (a)	165	170

Hess Corp. 6.00%, 1/15/2040	67	83

HollyFrontier Corp. 2.63%, 10/1/2023	255	261

Kinder Morgan, Inc. 2.00%, 2/15/2031	140	142

3.25%, 8/1/2050	170	170

Magellan Midstream Partners LP 3.20%, 3/15/2025	14	15

6.40%, 5/1/2037	70	92

4.20%, 12/1/2042	27	30

Marathon Petroleum Corp. 4.50%, 5/1/2023	213	231

3.63%, 9/15/2024	29	32

4.70%, 5/1/2025	127	145

MPLX LP 4.50%, 7/15/2023	213	232

5.25%, 1/15/2025	45	46

4.00%, 2/15/2025	235	262

4.13%, 3/1/2027	52	60

4.80%, 2/15/2029	261	315

2.65%, 8/15/2030	210	220

4.50%, 4/15/2038	140	160

4.70%, 4/15/2048	10	12

5.50%, 2/15/2049	85	112

Noble Energy, Inc.

3.25%, 10/15/2029	110	126

6.00%, 3/1/2041	114	173

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

ONEOK Partners LP 3.38%, 10/1/2022	8	8

5.00%, 9/15/2023	72	79

6.65%, 10/1/2036	15	19

ONEOK, Inc. 2.20%, 9/15/2025	250	261

3.40%, 9/1/2029	60	64

4.45%, 9/1/2049	220	231

Ovintiv, Inc. 7.20%, 11/1/2031	80	95

Phillips 66 Partners LP 3.15%, 12/15/2029	95	99

4.90%, 10/1/2046	37	41

Pioneer Natural Resources Co. 1.90%, 8/15/2030	270	267

Plains All American Pipeline LP 4.65%, 10/15/2025	235	263

3.80%, 9/15/2030	120	129

4.30%, 1/31/2043	30	29

4.70%, 6/15/2044	110	114

Sabine Pass Liquefaction LLC 5.75%, 5/15/2024	235	269

5.00%, 3/15/2027	450	530

Spectra Energy Partners LP 3.50%, 3/15/2025	19	21

5.95%, 9/25/2043	25	32

4.50%, 3/15/2045	7	8

Suncor Energy, Inc. (Canada) 5.95%, 12/1/2034	60	78

6.80%, 5/15/2038	145	203

Sunoco Logistics Partners Operations LP 3.90%, 7/15/2026	24	26

6.10%, 2/15/2042	60	70

TC PipeLines LP 3.90%, 5/25/2027	26	29

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (a)	120	128

Texas Eastern Transmission LP 3.50%, 1/15/2028 (a)	15	16

Total Capital International SA (France) 2.99%, 6/29/2041	350	382

3.46%, 7/12/2049	145	169

3.13%, 5/29/2050	260	281

TransCanada PipeLines Ltd. (Canada) 6.20%, 10/15/2037	70	97

4.75%, 5/15/2038	80	100

Valero Energy Corp. 2.70%, 4/15/2023	155	162

1.20%, 3/15/2024	230	232

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

2.15%, 9/15/2027	210	214

7.50%, 4/15/2032	14	20

Williams Cos., Inc. (The) 3.90%, 1/15/2025	25	28

4.85%, 3/1/2048	53	65

		15,653

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The) 2.60%, 4/15/2030	404	443

3.13%, 12/1/2049	150	174

		617

Pharmaceuticals — 1.0%

AstraZeneca plc (United Kingdom) 1.38%, 8/6/2030	130	129

6.45%, 9/15/2037	50	77

4.00%, 9/18/2042	40	49

2.13%, 8/6/2050	140	130

Bristol-Myers Squibb Co. 3.20%, 6/15/2026	187	210

1.13%, 11/13/2027	375	379

3.90%, 2/20/2028	100	118

4.13%, 6/15/2039	114	145

5.70%, 10/15/2040	53	77

2.35%, 11/13/2040	175	180

5.00%, 8/15/2045	165	239

4.55%, 2/20/2048	60	84

Mylan, Inc. 3.13%, 1/15/2023 (a)	25	26

5.40%, 11/29/2043	21	28

Pfizer, Inc. 3.90%, 3/15/2039	150	188

Royalty Pharma plc 0.75%, 9/2/2023 (a)	240	241

1.20%, 9/2/2025 (a)	235	238

1.75%, 9/2/2027 (a)	235	242

3.30%, 9/2/2040 (a)	195	205

3.55%, 9/2/2050 (a)	200	213

Shire Acquisitions Investments Ireland DAC 2.88%, 9/23/2023	83	88

3.20%, 9/23/2026	234	262

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	230	242

3.18%, 7/9/2050	225	240

3.38%, 7/9/2060	200	221

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	210	240

Viatris, Inc. 2.30%, 6/22/2027 (a)	589	627

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Pharmaceuticals — continued

Zoetis, Inc. 2.00%, 5/15/2030	170	176

3.00%, 5/15/2050	60	66

		5,360

Real Estate Management & Development — 0.0% (b)

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.13%, 3/20/2022 (a)	200	206

Road & Rail — 0.3%

Burlington Northern Santa Fe LLC 5.75%, 5/1/2040	85	126

5.40%, 6/1/2041	126	183

4.38%, 9/1/2042	25	33

5.15%, 9/1/2043	77	111

4.70%, 9/1/2045	35	49

CSX Corp. 5.50%, 4/15/2041	50	70

4.75%, 11/15/2048	108	148

3.35%, 9/15/2049	10	11

ERAC USA Finance LLC 4.50%, 8/16/2021 (a)	45	46

2.60%, 12/1/2021 (a)	50	51

7.00%, 10/15/2037 (a)	160	248

5.63%, 3/15/2042 (a)	12	17

JB Hunt Transport Services, Inc. 3.85%, 3/15/2024	70	76

3.88%, 3/1/2026	85	98

Norfolk Southern Corp. 3.95%, 10/1/2042	70	85

4.05%, 8/15/2052	40	51

Penske Truck Leasing Co. LP 3.95%, 3/10/2025 (a)	25	28

3.40%, 11/15/2026 (a)	25	28

4.20%, 4/1/2027 (a)	75	86

Union Pacific Corp. 4.10%, 9/15/2067	150	188

		1,733

Semiconductors & Semiconductor Equipment — 0.3%

Analog Devices, Inc. 4.50%, 12/5/2036	64	77

Broadcom Corp. 3.88%, 1/15/2027	100	112

Broadcom, Inc. 4.25%, 4/15/2026	250	287

4.11%, 9/15/2028	126	144

4.75%, 4/15/2029	370	442

Intel Corp. 3.10%, 2/15/2060	50	55

Microchip Technology, Inc. 0.97%, 2/15/2024 (a)	330	331

		1,448

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — 0.3%

Microsoft Corp. 2.65%, 11/3/2022	160	166

2.00%, 8/8/2023	125	130

3.50%, 2/12/2035	68	84

3.45%, 8/8/2036	125	154

3.95%, 8/8/2056	40	55

Oracle Corp. 2.50%, 5/15/2022	52	53

2.40%, 9/15/2023	101	106

4.30%, 7/8/2034	23	29

3.90%, 5/15/2035	93	114

3.85%, 7/15/2036	107	129

3.60%, 4/1/2040	450	527

4.00%, 7/15/2046	110	135

VMware, Inc. 2.95%, 8/21/2022	101	105

		1,787

Specialty Retail — 0.2%

AutoZone, Inc. 1.65%, 1/15/2031	180	179

Home Depot, Inc. (The) 3.90%, 12/6/2028	110	132

Lowe’s Cos., Inc. 1.30%, 4/15/2028	432	436

3.65%, 4/5/2029	141	164

O’Reilly Automotive, Inc. 3.55%, 3/15/2026	80	90

3.60%, 9/1/2027	49	56

1.75%, 3/15/2031	85	85

		1,142

Technology Hardware, Storage & Peripherals — 0.4%

Apple, Inc. 3.20%, 5/13/2025	32	36

2.45%, 8/4/2026	74	81

3.20%, 5/11/2027	57	64

3.00%, 6/20/2027	56	63

1.65%, 5/11/2030	285	294

3.45%, 2/9/2045	82	99

3.85%, 8/4/2046	117	150

3.75%, 9/12/2047	140	175

Dell International LLC 5.45%, 6/15/2023 (a)	120	133

6.02%, 6/15/2026 (a)	345	421

Hewlett Packard Enterprise Co. 1.45%, 4/1/2024	270	277

HP, Inc. 3.00%, 6/17/2027	160	176

		1,969

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) 4.63%, 7/11/2024 (a)	200	223

(SOFR + 1.52%), 1.65%, 10/6/2026 (a) (c)	250	256

Nationwide Building Society (United Kingdom) 1.00%, 8/28/2025 (a)	200	200

		679

Tobacco — 0.1%

BAT Capital Corp. (United Kingdom) 2.26%, 3/25/2028	210	218

3.73%, 9/25/2040	140	146

4.54%, 8/15/2047	60	66

3.98%, 9/25/2050	220	229

BAT International Finance plc (United Kingdom) 1.67%, 3/25/2026	160	164

		823

Trading Companies & Distributors — 0.4%

Air Lease Corp. 2.30%, 2/1/2025	245	254

3.25%, 3/1/2025	48	51

3.38%, 7/1/2025	378	407

2.88%, 1/15/2026	160	169

3.25%, 10/1/2029	220	232

Aviation Capital Group LLC 2.88%, 1/20/2022 (a)	100	101

5.50%, 12/15/2024 (a)	174	193

BOC Aviation Ltd. (Singapore)

2.38%, 9/15/2021 (a)	200	201

International Lease Finance Corp. 8.63%, 1/15/2022	70	76

5.88%, 8/15/2022	150	162

WW Grainger, Inc. 4.60%, 6/15/2045	77	103

		1,949

Transportation Infrastructure — 0.1%

Sydney Airport Finance Co. Pty. Ltd. (Australia) 3.38%, 4/30/2025 (a)	360	388

Transurban Finance Co. Pty. Ltd. (Australia) 2.45%, 3/16/2031 (a)	140	147

		535

Water Utilities — 0.1%

American Water Capital Corp. 3.45%, 6/1/2029	35	40

4.00%, 12/1/2046	52	65

3.45%, 5/1/2050	225	266

		371

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — 0.6%

America Movil SAB de CV (Mexico) 3.63%, 4/22/2029	200	227

4.38%, 4/22/2049	200	257

Rogers Communications, Inc. (Canada) 4.35%, 5/1/2049	100	129

T-Mobile USA, Inc. 1.50%, 2/15/2026 (a)	280	287

3.75%, 4/15/2027 (a)	460	524

2.05%, 2/15/2028 (a)	370	385

3.88%, 4/15/2030 (a)	850	984

Vodafone Group plc (United Kingdom) 5.25%, 5/30/2048	64	89

4.88%, 6/19/2049	255	340

		3,222

Total Corporate Bonds (Cost $149,289)		162,692

Mortgage-Backed Securities — 21.9%

FHLMC

Pool # 611141, ARM, 2.72%, 1/1/2027 (g)	13	13

Pool # 846812, ARM, 2.86%, 4/1/2030 (g)	3	3

Pool # 1B1665, ARM, 3.64%, 4/1/2034 (g)	16	16

Pool # 1B2844, ARM, 3.58%, 3/1/2035 (g)	29	29

Pool # 1B3209, ARM, 2.82%, 1/1/2037 (g)	10	10

FHLMC Gold Pools, 30 Year

Pool # G00981, 8.50%, 7/1/2028	1	1

Pool # C00785, 6.50%, 6/1/2029	7	8

Pool # C01292, 6.00%, 2/1/2032	5	5

Pool # A13625, 5.50%, 10/1/2033	29	35

Pool # A28796, 6.50%, 11/1/2034	7	9

Pool # A46417, 7.00%, 4/1/2035	33	40

Pool # V83115, 4.50%, 3/1/2047	1,053	1,152

Pool # Q48338, 4.50%, 5/1/2047	124	136

Pool # G61060, 4.50%, 6/1/2047	1,352	1,480

FHLMC Gold Pools, Other

Pool # P20570, 7.00%, 7/1/2029	31	34

Pool # U80265, 3.50%, 4/1/2033	354	381

Pool # U90690, 3.50%, 6/1/2042	357	390

Pool # U90975, 4.00%, 6/1/2042	143	156

Pool # U99134, 4.00%, 1/1/2046	220	242

FHLMC UMBS, 20 Year

Pool # RB5085, 2.00%, 11/1/2040	1,289	1,342

FHLMC UMBS, 30 Year

Pool # RA2008, 4.00%, 1/1/2050	716	784

Pool # QB1284, 3.50%, 7/1/2050	961	1,017

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # QB1248, 4.00%, 7/1/2050	1,036		1,142

FNMA

Pool # 303532, ARM, 3.94%, 3/1/2029 (g)	1		1

Pool # BS0448, 1.27%, 12/1/2029 (h)	1,300		1,300

Pool # BL9645, 1.50%, 1/1/2031 (h)	1,100		1,123

Pool # 745446, ARM, 3.03%, 4/1/2033 (g)	17		18

Pool # 722985, ARM, 2.53%, 7/1/2033 (g)	14		14

Pool # 766610, ARM, 2.22%, 1/1/2034 (g)	30		31

Pool # 735332, ARM, 2.88%, 8/1/2034 (g)	30		31

Pool # 735740, ARM, 2.79%, 10/1/2034 (g)	18		18

Pool # 810896, ARM, 1.77%, 1/1/2035 (g)	63		65

Pool # 823660, ARM, 2.88%, 5/1/2035 (g)	27		27

FNMA UMBS, 15 Year

Pool # 840495, 5.50%, 4/1/2022	2		2

Pool # 899316, 5.50%, 4/1/2022	—	(i)	—	(i)

Pool # 928637, 6.00%, 9/1/2022	1		1

Pool # 949415, 4.50%, 3/1/2023	3		3

Pool # 962871, 4.50%, 5/1/2023	4		4

FNMA UMBS, 20 Year

Pool # 254305, 6.50%, 5/1/2022	1		2

Pool # 555791, 6.50%, 12/1/2022	1		1

Pool # 762498, 5.00%, 11/1/2023	42		47

Pool # 255609, 4.50%, 1/1/2025	6		6

Pool # FM1345, 4.50%, 11/1/2038	922		1,018

FNMA UMBS, 30 Year

Pool # 250375, 6.50%, 9/1/2025	1		1

Pool # 338417, 6.50%, 5/1/2026	—	(i)	—	(i)

Pool # 689977, 8.00%, 3/1/2027	9		10

Pool # 755973, 8.00%, 11/1/2028	20		23

Pool # 252211, 6.00%, 1/1/2029	1		1

Pool # 524949, 7.50%, 3/1/2030	6		6

Pool # 622534, 3.00%, 9/1/2031	104		109

Pool # 788150, 6.00%, 3/1/2032	16		18

Pool # 545639, 6.50%, 4/1/2032	32		37

Pool # 674349, 6.00%, 3/1/2033	5		6

Pool # AD0755, 7.00%, 6/1/2035	421		495

Pool # 833039, 5.00%, 9/1/2035	21		25

Pool # 745932, 6.50%, 11/1/2036	42		49

Pool # 944831, 5.50%, 2/1/2038	4		5

Pool # 961799, 5.50%, 3/1/2038	2		3

Pool # 976582, 4.50%, 4/1/2038	2		2

Pool # 985558, 5.50%, 6/1/2038	1		1

Pool # AL3438, 6.50%, 10/1/2038	409		466

Pool # AA4236, 4.50%, 4/1/2039	144		161

Pool # 935241, 4.50%, 5/1/2039	5		6

Pool # MA2535, 4.50%, 2/1/2046	345		381

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BH4683, 4.00%, 6/1/2047	385	424

Pool # BH4684, 4.00%, 6/1/2047	371	407

Pool # BH4685, 4.00%, 6/1/2047	361	400

Pool # BK9030, 5.00%, 10/1/2048	1,074	1,189

Pool # BM5430, 5.00%, 1/1/2049	597	681

Pool # BN5899, 5.00%, 2/1/2049	187	206

Pool # BK8745, 4.50%, 4/1/2049	696	754

Pool # BN4707, 5.00%, 4/1/2049	1,049	1,178

Pool # FM1939, 4.50%, 5/1/2049	600	649

Pool # CA3713, 5.00%, 6/1/2049	683	755

Pool # BN6475, 4.00%, 7/1/2049	446	477

Pool # BO2170, 4.00%, 7/1/2049	709	758

Pool # BO2305, 4.00%, 7/1/2049	169	180

Pool # BK8758, 4.50%, 7/1/2049	664	727

Pool # BO5625, 3.50%, 8/1/2049	1,024	1,102

Pool # BP4357, 3.00%, 2/1/2050	1,099	1,183

FNMA, 30 Year

Pool # 506427, 9.00%, 4/1/2025	8	8

Pool # 535442, 8.50%, 6/1/2030	2	2

FNMA, Other

Pool # AM0806, 2.45%, 11/1/2022	489	502

Pool # AM1619, 2.34%, 12/1/2022	257	263

Pool # AM2747, 2.50%, 4/1/2023	500	518

Pool # AM3244, 2.52%, 5/1/2023	1,000	1,037

Pool # AM3851, 3.02%, 7/1/2023	1,000	1,056

Pool # AN0029, 3.10%, 9/1/2025	966	1,065

Pool # AM4660, 3.77%, 12/1/2025	291	326

Pool # AN0890, 2.63%, 3/1/2026	475	516

Pool # AM6381, 3.29%, 8/1/2026	994	1,109

Pool # BL0044, 3.71%, 8/1/2026	788	888

Pool # AM7321, 3.12%, 11/1/2026	948	1,057

Pool # AM7515, 3.34%, 2/1/2027	1,000	1,124

Pool # AN1600, 2.59%, 6/1/2028	860	946

Pool # AN9686, 3.52%, 6/1/2028	500	578

Pool # 109452, 3.64%, 8/1/2028	970	1,117

Pool # 405220, 6.00%, 9/1/2028	8	9

Pool # BL5798, 2.47%, 12/1/2028	1,260	1,372

Pool # BL1040, 3.81%, 12/1/2028	300	352

Pool # AN4559, 3.28%, 2/1/2029	1,482	1,688

Pool # AN5672, 3.20%, 6/1/2029	1,465	1,662

Pool # BL4435, 2.42%, 10/1/2029	700	767

Pool # AN6846, 2.93%, 10/1/2029	1,100	1,242

Pool # BL4333, 2.52%, 11/1/2029	1,098	1,209

Pool # AN9976, 3.96%, 2/1/2030	1,200	1,431

Pool # BL6267, 2.01%, 4/1/2030	1,350	1,422

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AM8692, 3.03%, 4/1/2030	650		733

Pool # AM8544, 3.08%, 4/1/2030	476		540

Pool # BL6386, 2.02%, 8/1/2030	1,059		1,122

Pool # BL9627, 1.56%, 1/1/2031	1,300		1,334

Pool # 754922, 5.50%, 9/1/2033	28		33

Pool # BL4886, 2.84%, 11/1/2034	797		892

Pool # 847108, 6.50%, 10/1/2035	73		83

Pool # AL9678, 4.00%, 2/1/2036	951		1,021

Pool # AN1330, 3.19%, 3/1/2036	1,045		1,187

Pool # 257172, 5.50%, 4/1/2038	4		4

Pool # AO9352, 4.00%, 7/1/2042	189		208

Pool # MA1125, 4.00%, 7/1/2042	255		277

Pool # MA1178, 4.00%, 9/1/2042	133		145

Pool # MA1437, 3.50%, 5/1/2043	405		442

Pool # AL6167, 3.50%, 1/1/2044	431		471

Pool # MA2545, 3.50%, 2/1/2046	837		915

Pool # MA2793, 3.50%, 10/1/2046	282		306

Pool # BF0464, 3.50%, 3/1/2060	1,188		1,312

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.00%, 1/25/2051 (h)	42,390		44,028

GNMA I, 30 Year

Pool # 326977, 7.50%, 5/15/2023	1		1

Pool # 359588, 7.50%, 6/15/2023	—	(i)	—	(i)

Pool # 782507, 9.50%, 10/15/2024	—	(i)	—	(i)

Pool # 780029, 9.00%, 11/15/2024	—	(i)	—	(i)

Pool # 405535, 7.00%, 12/15/2025	1		1

Pool # 412336, 8.00%, 10/15/2027	1		2

Pool # 451507, 8.00%, 10/15/2027	2		2

Pool # 412369, 7.00%, 11/15/2027	1		1

Pool # 467705, 6.50%, 3/15/2028	1		1

Pool # 472679, 7.00%, 6/15/2028	3		3

Pool # 486537, 7.50%, 9/15/2028	2		2

Pool # 781614, 7.00%, 6/15/2033	5		6

Pool # 617653, 6.00%, 5/15/2037	29		32

Pool # 678574, 5.50%, 6/15/2038	667		787

Pool # 681554, 5.50%, 7/15/2038	573		675

Pool # 678169, 5.50%, 9/15/2038	348		411

Pool # 681568, 5.50%, 9/15/2038	605		712

Pool # 694458, 6.00%, 10/15/2038	6		8

Pool # 782510, 6.50%, 12/15/2038	17		20

GNMA II

Pool # 81074, ARM, 2.75%, 9/20/2034 (g)	70		71

GNMA II, 30 Year

Pool # 2006, 8.50%, 5/20/2025	1		1

Pool # 2324, 8.00%, 11/20/2026	14		16

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 2341, 7.50%, 12/20/2026	1	1

Pool # 2362, 8.00%, 1/20/2027	2	2

Pool # BJ9823, 3.75%, 4/20/2048	1,515	1,695

Pool # BP4337, 4.50%, 9/20/2049	759	839

Pool # BP5551, 4.50%, 9/20/2049	931	1,030

Pool # BR0553, 4.50%, 2/20/2050	693	779

Pool # BS7393, 4.00%, 3/20/2050	995	1,086

Pool # BT8093, 3.50%, 4/20/2050	1,183	1,280

Pool # BS7411, 4.00%, 4/20/2050	1,817	1,984

Pool # BT4341, 3.00%, 7/20/2050	1,390	1,486

GNMA II, Other

Pool # AD0018, 3.75%, 12/20/2032	115	122

Total Mortgage-Backed Securities (Cost $112,555)		116,387

U.S. Treasury Obligations — 20.0%

U.S. Treasury Bonds 8.00%, 11/15/2021	338	361

5.38%, 2/15/2031	5	6

4.25%, 5/15/2039	105	156

1.13%, 5/15/2040	285	270

3.88%, 8/15/2040	100	143

3.13%, 11/15/2041	950	1,240

3.13%, 2/15/2043	500	655

2.88%, 5/15/2043	2,420	3,054

3.63%, 8/15/2043	2,350	3,313

3.75%, 11/15/2043	1,952	2,805

3.63%, 2/15/2044	2,345	3,315

3.38%, 5/15/2044	1,000	1,365

3.00%, 11/15/2044	663	857

2.50%, 2/15/2045	2,000	2,381

2.88%, 8/15/2045	500	635

3.00%, 11/15/2045	1,000	1,299

2.25%, 8/15/2046	3,704	4,219

3.00%, 2/15/2048	90	118

3.13%, 5/15/2048	176	236

2.88%, 5/15/2049	160	206

2.25%, 8/15/2049	1,095	1,251

2.38%, 11/15/2049	265	311

2.00%, 2/15/2050	3,045	3,300

1.25%, 5/15/2050	2,380	2,154

1.38%, 8/15/2050	140	131

1.63%, 11/15/2050	2,000	1,988

U.S. Treasury Inflation Indexed Bonds 3.63%, 4/15/2028	300	664

2.50%, 1/15/2029	100	159

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued

U.S. Treasury Notes 3.63%, 2/15/2021	4,900	4,919

2.25%, 4/30/2021	115	116

2.63%, 5/15/2021	155	156

3.13%, 5/15/2021	600	607

2.00%, 5/31/2021	300	302

2.13%, 8/15/2021	500	506

1.25%, 10/31/2021	3,500	3,533

2.00%, 10/31/2021	100	102

1.88%, 11/30/2021	950	965

1.38%, 1/31/2022	9,000	9,121

1.75%, 2/28/2022	3,300	3,362

1.63%, 8/31/2022	1,000	1,025

1.75%, 9/30/2022	150	154

1.50%, 2/28/2023	525	540

1.75%, 5/15/2023	3,079	3,196

2.75%, 5/31/2023	46	49

2.50%, 8/15/2023	600	637

1.38%, 8/31/2023	700	723

1.63%, 10/31/2023	2,000	2,083

2.13%, 2/29/2024	94	100

2.50%, 5/15/2024	30	32

2.00%, 6/30/2024	10	11

2.25%, 11/15/2024	112	121

1.75%, 12/31/2024	2,621	2,776

2.00%, 2/15/2025	1,000	1,070

2.88%, 4/30/2025	146	162

2.13%, 5/15/2025	500	540

2.88%, 5/31/2025	318	354

2.00%, 8/15/2025	729	785

2.25%, 11/15/2025	610	666

1.63%, 2/15/2026	59	63

1.50%, 8/15/2026	28	30

2.00%, 11/15/2026	84	91

1.75%, 12/31/2026	2,282	2,452

2.25%, 2/15/2027	108	119

0.38%, 9/30/2027	1,160	1,142

2.75%, 2/15/2028	65	74

2.88%, 5/15/2028	991	1,147

1.63%, 8/15/2029	135	144

1.75%, 11/15/2029	265	286

1.50%, 2/15/2030	129	136

0.63%, 8/15/2030	435	424

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury STRIPS Bonds 2.43%, 2/15/2021 (j)	910	910

2.09%, 5/15/2021 (j)	1,590	1,589

2.21%, 8/15/2021 (j)	1,800	1,799

3.32%, 11/15/2021 (j)	675	674

2.96%, 2/15/2022 (j)	720	719

2.81%, 5/15/2022 (j)	760	759

3.24%, 8/15/2022 (j)	75	75

1.91%, 11/15/2022 (j)	750	748

3.08%, 2/15/2023 (j)	2,690	2,682

2.75%, 5/15/2023 (j)	2,420	2,412

2.28%, 8/15/2023 (j)	1,890	1,880

2.77%, 11/15/2023 (j)	173	172

1.72%, 2/15/2024 (j)	327	325

3.43%, 11/15/2024 (j)	110	109

3.87%, 2/15/2025 (j)	50	49

5.34%, 5/15/2026 (j)	100	97

3.62%, 8/15/2026 (j)	23	22

3.79%, 11/15/2026 (j)	250	241

4.32%, 2/15/2027 (j)	300	289

3.84%, 5/15/2027 (j)	725	695

3.41%, 8/15/2027 (j)	250	239

4.21%, 11/15/2027 (j)	710	672

3.17%, 2/15/2028 (j)	27	26

3.06%, 5/15/2028 (j)	140	132

7.80%, 8/15/2028 (j)	50	47

4.29%, 2/15/2029 (j)	658	611

4.11%, 11/15/2029 (j)	200	183

5.05%, 5/15/2030 (j)	300	272

4.13%, 8/15/2030 (j)	300	271

3.77%, 11/15/2030 (j)	500	448

4.73%, 2/15/2031 (j)	350	313

4.13%, 5/15/2031 (j)	275	245

3.45%, 11/15/2031 (j)	760	669

3.92%, 2/15/2032 (j)	350	307

4.47%, 11/15/2032 (j)	800	691

3.95%, 2/15/2033 (j)	400	343

4.12%, 5/15/2033 (j)	1,175	1,005

6.68%, 8/15/2033 (j)	100	85

4.62%, 11/15/2033 (j)	1,025	868

4.07%, 2/15/2034 (j)	775	652

3.49%, 11/15/2034 (j)	50	41

3.39%, 2/15/2035 (j)	65	54

3.75%, 5/15/2035 (j)	250	205

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued

2.43%, 11/15/2041 (j)	100	72

Total U.S. Treasury Obligations (Cost $97,135)		106,110

Asset-Backed Securities — 10.3%

ACC Trust Series 2019-2, Class A, 2.82%, 2/21/2023 (a)	203	204

Air Canada Pass-Through Trust (Canada) Series 2013-1, Class A, 4.13%, 5/15/2025 (a)	101	97

Series 2015-1, Class A, 3.60%, 3/15/2027 (a)	77	76

Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	233	228

Series 2017-1, Class A, 3.55%, 1/15/2030 (a)	166	145

American Airlines Pass-Through Trust Series 2011-1, Class A, 5.25%, 1/31/2021	9	9

Series 2014-1, Class A, 3.70%, 10/1/2026	34	32

Series 2016-3, Class AA, 3.00%, 10/15/2028	195	191

Series 2017-1, Class AA, 3.65%, 2/15/2029	133	134

American Homes 4 Rent Series 2015-SFR1, Class D, 4.41%, 4/17/2052 ‡ (a)	380	407

Series 2015-SFR1, Class E, 5.64%, 4/17/2052 ‡ (a)	100	111

American Homes 4 Rent Trust Series 2014-SFR2, Class A, 3.79%, 10/17/2036 (a)	402	434

Series 2014-SFR2, Class C, 4.71%, 10/17/2036 ‡ (a)	200	217

Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (a)	223	241

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (a)	200	224

Series 2015-SFR2, Class C, 4.69%, 10/17/2052 ‡ (a)	200	220

American Tower Trust #1 3.07%, 3/15/2023 (a)	80	81

3.65%, 3/23/2028 (a)	160	176

AMSR Trust Series 2020-SFR1, Class E, 3.22%, 4/17/2037 (a)	850	868

Series 2020-SFR2, Class C, 2.53%, 7/17/2037 ‡ (a)	1,000	1,025

Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 ‡ (a)	750	755

Series 2020-SFR4, Class C, 1.86%, 11/17/2037 ‡ (a)	1,000	1,003

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

British Airways Pass-Through Trust (United Kingdom) Series 2018-1, Class AA, 3.80%, 9/20/2031 (a)	75	75

Series 2018-1, Class A, 4.13%, 9/20/2031 (a)	100	97

Series 2019-1, Class AA, 3.30%, 12/15/2032 (a)	148	148

Business Jet Securities LLC Series 2018-2, Class A, 4.45%, 6/15/2033 (a)	248	253

Series 2019-1, Class A, 4.21%, 7/15/2034 (a)	573	585

Series 2020-1A, Class A, 2.98%, 11/15/2035 (a)	1,107	1,122

Camillo Issuer LLC Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	359	358

Cars Net Lease Mortgage Notes Series 2020-1A, Class A3, 3.10%, 12/15/2050 (a)	160	160

Carvana Auto Receivables Trust Series 2019-2A, Class C, 3.00%, 6/17/2024 (a)	675	693

Series 2019-3A, Class C, 2.71%, 10/15/2024 (a)	875	900

Series 2019-4A, Class D, 3.07%, 7/15/2025 (a)	940	974

Series 2020-N1A, Class D, 3.43%, 1/15/2026 (a)	1,000	1,041

CIG Auto Receivables Trust Series 2020-1A, Class C, 1.75%, 1/12/2026 (a)	1,000	1,004

Continental Airlines Pass-Through Trust Series 2012-1, Class A, 4.15%, 4/11/2024	126	127

CoreVest American Finance Trust Series 2019-2, Class D, 4.22%, 6/15/2052 ‡ (a)	500	545

Series 2019-3, Class B, 3.16%, 10/15/2052 ‡ (a)	700	726

Series 2020-3, Class B, 2.20%, 8/15/2053 ‡ (a)	810	812

CPS Auto Receivables Trust Series 2015-C, Class D, 4.63%, 8/16/2021 (a)	4	4

CPS Auto Trust Series 2018-C, Class C, 3.68%, 6/17/2024 (a)	1,537	1,554

Credit Acceptance Auto Loan Trust Series 2018-1A, Class A, 3.01%, 2/16/2027 (a)	15	15

Series 2020-1A, Class B, 2.39%, 4/16/2029 (a)	645	660

Credit Suisse ABS Trust Series 2020-AT1, Class A, 2.63%, 10/15/2026 (a)	870	871

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Asset-Backed Securities — continued

Crown Castle Towers LLC 3.22%, 5/15/2022 (a)	42		42

3.66%, 5/15/2025 (a)	60		65

CWABS Revolving Home Equity Loan Trust Series 2004-K, Class 2A, 0.46%, 2/15/2034 ‡ (g)	1		1

CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M1, 0.90%, 3/25/2034 ‡ (g)	14		14

Series 2004-1, Class M2, 0.97%, 3/25/2034 ‡ (g)	6		5

Series 2004-1, Class 3A, 0.71%, 4/25/2034 ‡ (g)	1		1

Delta Air Lines Pass-Through Trust Series 2015-1, Class AA, 3.63%, 7/30/2027	313		322

Drive Auto Receivables Trust Series 2017-1, Class D, 3.84%, 3/15/2023	99		100

Series 2017-3, Class D, 3.53%, 12/15/2023 (a)	290		294

Series 2016-CA, Class D, 4.18%, 3/15/2024 (a)	106		108

Series 2017-AA, Class D, 4.16%, 5/15/2024 (a)	69		70

Series 2019-4, Class C, 2.51%, 11/17/2025	375		383

Series 2019-1, Class D, 4.09%, 6/15/2026	170		178

Series 2020-2, Class D, 3.05%, 5/15/2028	1,000		1,055

DT Auto Owner Trust Series 2017-1A, Class D, 3.55%, 11/15/2022 (a)	—	(i)	—	(i)

Series 2017-3A, Class D, 3.58%, 5/15/2023 (a)	30		30

Series 2019-4A, Class C, 2.73%, 7/15/2025 (a)	604		619

Series 2020-2A, Class B, 2.08%, 3/16/2026 (a)	850		867

Exeter Automobile Receivables Trust Series 2017-1A, Class C, 3.95%, 12/15/2022 (a)	16		16

Series 2018-1A, Class C, 3.03%, 1/17/2023 (a)	36		36

Series 2019-4A, Class C, 2.44%, 9/16/2024 (a)	415		424

Series 2019-3A, Class D, 3.11%, 8/15/2025 (a)	590		610

Series 2019-4A, Class D, 2.58%, 9/15/2025 (a)	1,315		1,352

FirstKey Homes Trust Series 2020-SFR1, Class D, 2.24%, 9/17/2025 ‡ (a)	800		799

Series 2020-SFR1, Class E, 2.79%, 8/17/2037 ‡ (a)	500		510

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-SFR2, Class E, 2.67%, 10/19/2037 ‡ (a)	850	848

Flagship Credit Auto Trust Series 2016-1, Class C, 6.22%, 6/15/2022 (a)	88	89

Series 2016-4, Class C, 2.71%, 11/15/2022 (a)	40	40

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	428	473

FORT CRE LLC Series 2018-1A, Class C, 2.98%, 11/16/2035 ‡ (a) (g)	760	739

Foundation Finance Trust Series 2020-1A, Class A, 3.54%, 7/16/2040 (a)	718	743

FREED ABS Trust Series 2018-2, Class A, 3.99%, 10/20/2025 (a)	22	22

Series 2019-2, Class A, 2.62%, 11/18/2026 (a)	121	121

Series 2020-FP1, Class B, 3.06%, 3/18/2027 ‡ (a)	800	813

Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 3/17/2031 (a)	10	10

Goodgreen Trust Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	53	56

Series 2017-2A, Class A, 3.26%, 10/15/2053 (a)	217	226

Series 2019-2A, Class A, 2.76%, 10/15/2054 (a)	390	403

HERO (Cayman Islands) Series 2018-1ASI, Class A, 4.00%, 9/20/2047 (a)	87	83

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (a)	172	181

HERO Funding Trust (Cayman Islands) Series 2016-3A, Class A1, 3.08%, 9/20/2042 (a)	44	45

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (a)	125	134

Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (a)	76	77

LL ABS Trust Series 2019-1A, Class A, 2.87%, 3/15/2027 (a)	125	126

Long Beach Mortgage Loan Trust Series 2003-4, Class M1, 1.17%, 8/25/2033 ‡ (g)	16	16

Series 2004-1, Class M1, 0.90%, 2/25/2034 ‡ (g)	42	41

Series 2004-1, Class M2, 0.97%, 2/25/2034 ‡ (g)	6	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Mariner Finance Issuance Trust Series 2019-AA, Class A, 2.96%, 7/20/2032 (a)	925	946

MVW LLC Series 2019-2A, Class B, 2.44%, 10/20/2038 ‡ (a)	634	645

MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (a)	155	161

New Century Home Equity Loan Trust Series 2005-1, Class M1, 0.82%, 3/25/2035 ‡ (g)	72	72

NMEF Funding LLC Series 2019-A, Class B, 3.06%, 8/17/2026 ‡ (a)	870	884

NRZ Excess Spread-Collateralized Notes Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (a)	1,100	1,100

OneMain Direct Auto Receivables Trust Series 2018-1A, Class B, 3.71%, 4/14/2025 (a)	270	276

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (a)	1,156	1,159

Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 3/8/2024 (a)	253	253

Oportun Funding X LLC Series 2018-C, Class A, 4.10%, 10/8/2024 (a)	801	814

Oportun Funding XIII LLC Series 2019-A, Class A, 3.08%, 8/8/2025 (a)	560	568

Pretium Mortgage Credit Partners I LLC Series 2020-CFL1, Class A1, 3.10%, 2/27/2060 (a) (f)	666	667

Series 2020-NPL3, Class A1, 3.10%, 6/27/2060 ‡ (a) (f)	719	721

Progress Residential Trust Series 2019-SFR4, Class D, 3.14%, 10/17/2036 ‡ (a)	800	825

Prosper Marketplace Issuance Trust Series 2019-3A, Class A, 3.19%, 7/15/2025 (a)	24	24

Renew (Cayman Islands) Series 2017-1A, Class A, 3.67%, 9/20/2052 (a)	54	56

Santander Drive Auto Receivables Trust Series 2018-1, Class D, 3.32%, 3/15/2024	346	354

Series 2019-2, Class C, 2.90%, 10/15/2024	190	194

Sierra Timeshare Receivables Funding LLC Series 2019-3A, Class C, 3.00%, 8/20/2036 ‡ (a)	515	520

Series 2020-2A, Class A, 1.33%, 7/20/2037 (a)	647	651

Small Business Lending Trust Series 2020-A, Class B, 3.20%, 12/15/2026 ‡ (a)	2,300	2,215

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	53	51

Spruce ABS Trust Series 2016-E1, Class A, 4.32%, 6/15/2028 (a)	9	9

Synchrony Card Funding LLC Series 2019-A1, Class A, 2.95%, 3/15/2025	809	835

Series 2019-A2, Class A, 2.34%, 6/15/2025	850	875

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Synchrony Card Issuance Trust Series 2018-A1, Class A, 3.38%, 9/15/2024	370	378

Tricolor Auto Securitization Trust Series 2020-1A, Class A, 4.88%, 11/15/2026 (a)	955	957

United Airlines Pass-Through Trust Series 2013-1, Class A, 4.30%, 8/15/2025	141	142

Series 2016-1, Class B, 3.65%, 1/7/2026	49	48

Series 2018-1, Class B, 4.60%, 3/1/2026	33	33

Series 2014-1, Class A, 4.00%, 4/11/2026	52	53

Series 2016-2, Class AA, 2.88%, 10/7/2028	84	84

Series 2019-1, Class AA, 4.15%, 8/25/2031	242	253

Series 2019-2, Class AA, 2.70%, 5/1/2032	215	208

US Auto Funding LLC Series 2019-1A, Class B, 3.99%, 12/15/2022 (a)	550	558

Series 2018-1A, Class A, 5.50%, 7/15/2023 (a)	99	102

Vericrest Opportunity Loan Trust Series 2019-NPL7, Class A1A, 3.18%, 10/25/2049 ‡ (a) (f)	135	135

Series 2019-NPL8, Class A1A, 3.28%, 11/25/2049 ‡ (a) (f)	329	329

Series 2020-NPL2, Class A1A, 2.98%, 2/25/2050 ‡ (a) (f)	426	427

Series 2020-NPL6, Class A1A, 3.97%, 4/25/2050 ‡ (a) (f)	575	578

Verizon Owner Trust Series 2018-A, Class A1A, 3.23%, 4/20/2023	312	316

VOLT LXXX LLC Series 2019-NPL6, Class A1B, 4.09%, 10/25/2049 ‡ (a) (f)	715	715

VOLT LXXXV LLC Series 2020-NPL1, Class A1A, 3.23%, 1/25/2050 ‡ (a) (f)	357	358

VOLT LXXXVII LLC Series 2020-NPL3, Class A1A, 2.98%, 2/25/2050 (a) (f)	428	428

Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (a)	57	57

Series 2020-1A, Class B, 3.96%, 3/20/2034 ‡ (a)	615	635

World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	375	387

Total Asset-Backed Securities (Cost $54,053)		54,851

Collateralized Mortgage Obligations — 6.8%

Acre Series 2017-A, 6.25%, 12/22/2021‡	500	495

Alternative Loan Trust Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	661	669

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-22T1, Class A2, IF, IO, 4.92%, 6/25/2035 ‡ (g)	344		58

Series 2005-20CB, Class 3A8, IF, IO, 4.60%, 7/25/2035 ‡ (g)	198		29

Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	268		265

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	102		98

Banc of America Alternative Loan Trust Series 2004-6, Class 15, PO, 7/25/2019 ‡	2		1

Banc of America Funding Trust Series 2004-1, PO, 3/25/2034 ‡	13		11

Series 2005-E, Class 4A1, 3.05%, 3/20/2035 (g)	3		3

Series 2005-6, Class 2A7, 5.50%, 10/25/2035	69		67

Series 2005-7, Class 30, PO, 11/25/2035 ‡	11		10

Bayview Financing Trust Series 2020-3F, Class A, 3.15%, 11/10/2022 ‡ (a) (g)	1,300		1,300

Bear Stearns ARM Trust Series 2003-7, Class 3A, 2.60%, 10/25/2033 (g)	12		11

Series 2006-1, Class A1, 2.37%, 2/25/2036 (g)	52		53

CHL Mortgage Pass-Through Trust Series 2004-HYB1, Class 2A, 2.84%, 5/20/2034 (g)	9		9

Series 2004-HYB3, Class 2A, 3.00%, 6/20/2034 (g)	18		18

Series 2004-7, Class 2A1, 3.58%, 6/25/2034 (g)	18		18

Series 2005-16, Class A23, 5.50%, 9/25/2035	37		33

Series 2005-22, Class 2A1, 2.71%, 11/25/2035 (g)	87		81

Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-UP2, Class 1, PO, 6/25/2033 ‡	—	(i)	—	(i)

Series 2003-HYB1, Class A, 2.60%, 9/25/2033 (g)	8		9

Citigroup Mortgage Loan Trust, Inc. Series 2003-UP3, Class A3, 7.00%, 9/25/2033	1		1

Series 2005-1, Class 2A1A, 2.35%, 2/25/2035 (g)	43		39

CVS Pass-Through Trust Series 2009, 8.35%, 7/10/2031 (a)	69		91

FHLMC — GNMA Series 8, Class ZA, 7.00%, 3/25/2023	11		11

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

FHLMC, REMIC Series 1065, Class J, 9.00%, 4/15/2021	—	(i)	—	(i)

Series 1250, Class J, 7.00%, 5/15/2022	—	(i)	—	(i)

Series 1316, Class Z, 8.00%, 6/15/2022	1		1

Series 1324, Class Z, 7.00%, 7/15/2022	1		1

Series 1343, Class LB, 7.50%, 8/15/2022	1		1

Series 1343, Class LA, 8.00%, 8/15/2022	5		5

Series 1395, Class G, 6.00%, 10/15/2022	1		1

Series 1394, Class ID, IF, 9.57%, 10/15/2022 (g)	1		1

Series 2535, Class BK, 5.50%, 12/15/2022	6		6

Series 1798, Class F, 5.00%, 5/15/2023	3		3

Series 1505, Class Q, 7.00%, 5/15/2023	1		1

Series 1518, Class G, IF, 8.82%, 5/15/2023 (g)	1		1

Series 1541, Class O, 0.12%, 7/15/2023 (g)	1		1

Series 2638, Class DS, IF, 8.44%, 7/15/2023 (g)	9		9

Series 1577, Class PV, 6.50%, 9/15/2023	42		45

Series 1584, Class L, 6.50%, 9/15/2023	24		25

Series 1633, Class Z, 6.50%, 12/15/2023	25		27

Series 1638, Class H, 6.50%, 12/15/2023	33		35

Series 2283, Class K, 6.50%, 12/15/2023	3		3

Series 1700, Class GA, PO, 2/15/2024	—	(i)	—	(i)

Series 1865, Class D, PO, 2/15/2024	3		3

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (g)	2		2

Series 1694, Class PK, 6.50%, 3/15/2024	3		3

Series 2033, Class SN, HB, IF, 29.17%, 3/15/2024 (g)	1		—	(i)

Series 2306, Class K, PO, 5/15/2024	1		1

Series 2306, Class SE, IF, IO, 9.73%, 5/15/2024 (g)	3		—	(i)

Series 1863, Class Z, 6.50%, 7/15/2026	8		8

Series 1981, Class Z, 6.00%, 5/15/2027	5		5

Series 1987, Class PE, 7.50%, 9/15/2027	6		8

Series 1999, Class PU, 7.00%, 10/15/2027	19		21

Series 2031, Class PG, 7.00%, 2/15/2028	39		45

Series 2035, Class PC, 6.95%, 3/15/2028	40		45

Series 2038, Class PN, IO, 7.00%, 3/15/2028	3		—	(i)

Series 2057, Class PE, 6.75%, 5/15/2028	52		60

Series 2054, Class PV, 7.50%, 5/15/2028	7		9

Series 2064, Class TE, 7.00%, 6/15/2028	9		11

Series 2075, Class PH, 6.50%, 8/15/2028	8		10

Series 2095, Class PE, 6.00%, 11/15/2028	27		30

Series 2132, Class SB, HB, IF, 29.88%, 3/15/2029 (g)	2		3

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2178, Class PB, 7.00%, 8/15/2029	15		18

Series 2182, Class ZB, 8.00%, 9/15/2029	26		31

Series 2204, Class GB, 8.00%, 12/20/2029 ‡ (g)	—	(i)	—	(i)

Series 2247, Class Z, 7.50%, 8/15/2030	5		6

Series 2259, Class ZC, 7.35%, 10/15/2030	107		130

Series 2325, Class PM, 7.00%, 6/15/2031	4		5

Series 2359, Class ZB, 8.50%, 6/15/2031	18		22

Series 2344, Class ZD, 6.50%, 8/15/2031	33		38

Series 2344, Class ZJ, 6.50%, 8/15/2031	6		7

Series 2345, Class NE, 6.50%, 8/15/2031	3		3

Series 2367, Class ME, 6.50%, 10/15/2031	53		60

Series 2390, Class DO, PO, 12/15/2031	5		5

Series 2410, Class OE, 6.38%, 2/15/2032	7		7

Series 2410, Class QX, IF, IO, 8.49%, 2/15/2032 (g)	10		2

Series 2412, Class SP, IF, 15.78%, 2/15/2032 (g)	10		13

Series 2410, Class QS, IF, 19.09%, 2/15/2032 (g)	8		12

Series 2423, Class MC, 7.00%, 3/15/2032	19		23

Series 2423, Class MT, 7.00%, 3/15/2032	29		35

Series 2444, Class ES, IF, IO, 7.79%, 3/15/2032 (g)	12		2

Series 2450, Class SW, IF, IO, 7.84%, 3/15/2032 (g)	8		2

Series 2647, Class A, 3.25%, 4/15/2032	35		38

Series 2435, Class CJ, 6.50%, 4/15/2032	66		77

Series 2455, Class GK, 6.50%, 5/15/2032	20		23

Series 2484, Class LZ, 6.50%, 7/15/2032	14		17

Series 2500, Class MC, 6.00%, 9/15/2032	42		49

Series 2543, Class YX, 6.00%, 12/15/2032	607		698

Series 2544, Class HC, 6.00%, 12/15/2032	44		52

Series 2574, Class PE, 5.50%, 2/15/2033	200		233

Series 2575, Class ME, 6.00%, 2/15/2033	86		100

Series 2586, Class WI, IO, 6.50%, 3/15/2033	6		1

Series 4189, Class MI, IO, 3.00%, 6/15/2033	1,189		10

Series 2764, Class UG, 5.00%, 3/15/2034	168		187

Series 2949, Class GE, 5.50%, 3/15/2035	218		254

Series 3047, Class OD, 5.50%, 10/15/2035	270		302

Series 3085, Class VS, HB, IF, 28.09%, 12/15/2035 (g)	50		85

Series 3098, Class KG, 5.50%, 1/15/2036	175		203

Series 3117, Class EO, PO, 2/15/2036	16		15

Series 3260, Class CS, IF, IO, 5.98%, 1/15/2037 (g)	16		3

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 3380, Class SI, IF, IO, 6.21%, 10/15/2037 (g)	924		213

Series 3385, Class SN, IF, IO, 5.84%, 11/15/2037 (g)	10		2

Series 3387, Class SA, IF, IO, 6.26%, 11/15/2037 (g)	36		7

Series 3423, Class PB, 5.50%, 3/15/2038	189		220

Series 3451, Class SA, IF, IO, 5.89%, 5/15/2038 (g)	12		1

Series 3455, Class SE, IF, IO, 6.04%, 6/15/2038 (g)	117		20

Series 3786, Class PD, 4.50%, 1/15/2041	407		487

Series 4029, Class MU, 3.50%, 4/15/2042	427		437

FHLMC, STRIPS

Series 233, Class 11, IO, 5.00%, 9/15/2035	30		6

Series 239, Class S30, IF, IO, 7.54%, 8/15/2036 (g)	33		8

Series 262, Class 35, 3.50%, 7/15/2042	171		188

Series 299, Class 300, 3.00%, 1/15/2043	137		144

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-41, Class 3A, 5.21%, 7/25/2032 (g)	8		9

Series T-54, Class 2A, 6.50%, 2/25/2043	59		72

Series T-54, Class 3A, 7.00%, 2/25/2043	25		31

Series T-56, Class A, PO, 5/25/2043	146		143

Series T-58, Class A, PO, 9/25/2043	11		10

First Horizon Alternative Mortgage Securities Trust Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	78		59

FMC GMSR Issuer Trust Series 2020-GT1, Class A, 4.45%, 1/25/2026 (a) (g)	1,500		1,499

Fn feb30 0.00%, 2/1/2030 (h)	1,200		1,200

FNMA Trust, Whole Loan Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	12		14

FNMA, REMIC

Series 2001-4, Class PC, 7.00%, 3/25/2021	—	(i)	—	(i)

Series 2002-1, Class HC, 6.50%, 2/25/2022	1		1

Series 1992-101, Class J, 7.50%, 6/25/2022	3		3

Series G92-42, Class Z, 7.00%, 7/25/2022	—	(i)	—	(i)

Series G92-44, Class ZQ, 8.00%, 7/25/2022	—	(i)	—	(i)

Series 1996-59, Class J, 6.50%, 8/25/2022	—	(i)	—	(i)

Series 1992-143, Class MA, 5.50%, 9/25/2022	—	(i)	—	(i)

Series G92-54, Class ZQ, 7.50%, 9/25/2022	1		1

Series G92-59, Class F, 1.20%, 10/25/2022 (g)	—	(i)	—	(i)

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series G92-61, Class Z, 7.00%, 10/25/2022	—	(i)	—	(i)

Series G92-66, Class KA, 6.00%, 12/25/2022	1		1

Series G92-66, Class KB, 7.00%, 12/25/2022	4		4

Series G93-1, Class KA, 7.90%, 1/25/2023	1		1

Series 1997-61, Class ZC, 7.00%, 2/25/2023	10		10

Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (g)	1		2

Series 1998-43, Class SA, HB, IF, 20.81%, 4/25/2023 (g)	4		1

Series 1993-146, Class E, PO, 5/25/2023	3		3

Series 1993-84, Class M, 7.50%, 6/25/2023	182		191

Series 1993-205, Class H, PO, 9/25/2023	1		1

Series 1993-155, Class PJ, 7.00%, 9/25/2023	9		10

Series 1993-165, Class SK, IF, 12.50%, 9/25/2023 (g)	1		2

Series 1993-165, Class SD, IF, 13.79%, 9/25/2023 (g)	—	(i)	—	(i)

Series 1993-203, Class PL, 6.50%, 10/25/2023	13		13

Series 1995-19, Class Z, 6.50%, 11/25/2023	15		16

Series 1993-230, Class FA, 0.75%, 12/25/2023 (g)	—	(i)	—	(i)

Series 1993-223, Class PZ, 6.50%, 12/25/2023	27		28

Series 1993-225, Class UB, 6.50%, 12/25/2023	13		14

Series 2003-128, Class DY, 4.50%, 1/25/2024	144		149

Series 1994-37, Class L, 6.50%, 3/25/2024	27		28

Series 1994-72, Class K, 6.00%, 4/25/2024	237		250

Series 1995-2, Class Z, 8.50%, 1/25/2025	3		3

Series 1997-20, Class IB, IO, 1.84%, 3/25/2027 (g)	11		—	(i)

Series 1997-39, Class PD, 7.50%, 5/20/2027	4		5

Series 1997-46, Class PL, 6.00%, 7/18/2027	8		8

Series 1998-36, Class ZB, 6.00%, 7/18/2028	3		3

Series 1998-46, Class GZ, 6.50%, 8/18/2028	10		11

Series 1998-58, Class PC, 6.50%, 10/25/2028	23		26

Series 2014-15, Class JI, IO, 3.50%, 4/25/2029	4,510		383

Series 1999-39, Class JH, IO, 6.50%, 8/25/2029	47		4

Series 2000-52, IO, 8.50%, 1/25/2031	2		—	(i)

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	62		9

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2001-30, Class PM, 7.00%, 7/25/2031	17	20

Series 2001-36, Class DE, 7.00%, 8/25/2031	28	34

Series 2001-44, Class PD, 7.00%, 9/25/2031	3	4

Series 2001-61, Class Z, 7.00%, 11/25/2031	48	58

Series 2002-1, Class SA, HB, IF, 24.71%, 2/25/2032 (g)	1	1

Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (g)	48	2

Series 2002-15, PO, 4/25/2032	40	39

Series 2002-28, Class PK, 6.50%, 5/25/2032	19	22

Series 2002-68, Class SH, IF, IO, 7.84%, 10/18/2032 (g)	41	7

Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (g)	22	27

Series 2002-77, Class S, IF, 14.21%, 12/25/2032 (g)	4	5

Series 2003-22, Class UD, 4.00%, 4/25/2033	96	107

Series 2003-47, Class PE, 5.75%, 6/25/2033	17	19

Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	23	5

Series 2004-4, Class QM, IF, 13.90%, 6/25/2033 (g)	12	13

Series 2003-64, Class SX, IF, 13.36%, 7/25/2033 (g)	4	5

Series 2003-132, Class OA, PO, 8/25/2033	4	4

Series 2003-71, Class DS, IF, 7.26%, 8/25/2033 (g)	25	29

Series 2003-91, Class SD, IF, 12.25%, 9/25/2033 (g)	6	7

Series 2003-116, Class SB, IF, IO, 7.45%, 11/25/2033 (g)	56	12

Series 2003-131, Class CH, 5.50%, 1/25/2034	72	82

Series 2003-130, Class SX, IF, 11.30%, 1/25/2034 (g)	1	1

Series 2004-35, Class AZ, 4.50%, 5/25/2034	87	96

Series 2004-46, Class SK, IF, 16.09%, 5/25/2034 (g)	18	25

Series 2004-36, Class SA, IF, 19.12%, 5/25/2034 (g)	42	64

Series 2004-51, Class SY, IF, 13.94%, 7/25/2034 (g)	4	4

Series 2004-79, Class ZE, 5.50%, 11/25/2034	469	554

Series 2004-91, Class HC, 6.00%, 12/25/2034	688	794

Series 2005-45, Class DC, HB, IF, 23.77%, 6/25/2035 (g)	62	95

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-84, Class XM, 5.75%, 10/25/2035	40	45

Series 2006-22, Class AO, PO, 4/25/2036	26	25

Series 2006-46, Class SW, HB, IF, 23.66%, 6/25/2036 (g)	8	13

Series 2007-7, Class SG, IF, IO, 6.35%, 8/25/2036 (g)	42	14

Series 2006-110, PO, 11/25/2036	23	21

Series 2006-117, Class GS, IF, IO, 6.50%, 12/25/2036 (g)	30	5

Series 2007-53, Class SH, IF, IO, 5.95%, 6/25/2037 (g)	42	7

Series 2007-88, Class VI, IF, IO, 6.39%, 9/25/2037 (g)	69	15

Series 2007-100, Class SM, IF, IO, 6.30%, 10/25/2037 (g)	38	8

Series 2008-1, Class BI, IF, IO, 5.76%, 2/25/2038 (g)	37	7

Series 2008-16, Class IS, IF, IO, 6.05%, 3/25/2038 (g)	9	2

Series 2008-46, Class HI, IO, 2.07%, 6/25/2038 (g)	36	2

Series 2008-53, Class CI, IF, IO, 7.05%, 7/25/2038 (g)	18	3

Series 2009-112, Class ST, IF, IO, 6.10%, 1/25/2040 (g)	36	8

Series 2010-35, Class SB, IF, IO, 6.27%, 4/25/2040 (g)	16	3

Series 2010-80, Class PZ, 5.00%, 7/25/2040	338	415

Series 2010-102, Class PN, 5.00%, 9/25/2040	580	674

Series 2010-134, Class KZ, 4.50%, 12/25/2040	910	975

Series 2012-30, Class DZ, 4.00%, 4/25/2042	284	314

Series 2013-67, Class KZ, 2.50%, 4/25/2043	844	874

Series 2013-128, PO, 12/25/2043	150	138

Series 2014-38, Class QI, IO, 5.50%, 12/25/2043	523	87

Series 2014-19, Class Z, 4.50%, 4/25/2044	501	590

Series 2016-38, Class NA, 3.00%, 1/25/2046	132	141

FNMA, REMIC Trust, Whole Loan

Series 1999-W1, PO, 2/25/2029	15	13

Series 1999-W4, Class A9, 6.25%, 2/25/2029	61	68

Series 2002-W7, Class A4, 6.00%, 6/25/2029	150	174

Series 2003-W1, Class 1A1, 5.18%, 12/25/2042 (g)	158	174

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-W1, Class 2A, 5.66%, 12/25/2042 (g)	22	25

FNMA, REMIC, Whole Loan Series 2003-7, Class A1, 6.50%, 12/25/2042	120	138

FNMA, STRIPS

Series 329, Class 1, PO, 1/25/2033	3	3

Series 365, Class 8, IO, 5.50%, 5/25/2036	13	3

GMACM Mortgage Loan Trust Series 2005-AR3, Class 3A4, 3.50%, 6/19/2035 (g)	68	65

GNMA

Series 2001-10, Class PE, 6.50%, 3/16/2031	297	296

Series 2003-24, PO, 3/16/2033	2	2

Series 2004-28, Class S, IF, 19.24%, 4/16/2034 (g)	14	20

Series 2006-38, Class OH, 6.50%, 8/20/2036	500	610

Series 2007-45, Class QA, IF, IO, 6.49%, 7/20/2037 (g)	54	8

Series 2009-79, Class OK, PO, 11/16/2037	30	29

Series 2007-76, Class SA, IF, IO, 6.38%, 11/20/2037 (g)	43	6

Series 2008-2, Class MS, IF, IO, 7.01%, 1/16/2038 (g)	40	8

Series 2015-137, Class WA, 5.52%, 1/20/2038 (g)	236	278

Series 2009-106, Class ST, IF, IO, 5.85%, 2/20/2038 (g)	141	25

Series 2008-55, Class SA, IF, IO, 6.05%, 6/20/2038 (g)	25	4

Series 2009-6, Class SA, IF, IO, 5.95%, 2/16/2039 (g)	15	2

Series 2009-6, Class SH, IF, IO, 5.89%, 2/20/2039 (g)	53	9

Series 2009-31, Class TS, IF, IO, 6.15%, 3/20/2039 (g)	53	4

Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	40	7

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	30	6

Series 2009-22, Class SA, IF, IO, 6.12%, 4/20/2039 (g)	73	12

Series 2009-64, Class SN, IF, IO, 5.95%, 7/16/2039 (g)	60	9

Series 2009-104, Class KB, 5.50%, 11/16/2039	236	304

Series 2010-130, Class CP, 7.00%, 10/16/2040	45	54

Series 2011-75, Class SM, IF, IO, 6.45%, 5/20/2041 (g)	82	12

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2013-69, Class MA, 1.50%, 8/20/2042	322	325

Series 2016-135, Class Z, 3.00%, 10/20/2046	227	240

Series 2020-30, Class PT, 4.75%, 3/20/2048 (g)	1,060	1,206

Series 2011-H19, Class FA, 0.61%, 8/20/2061 (g)	426	426

Series 2012-H23, Class SA, 0.67%, 10/20/2062 (g)	515	516

Series 2013-H08, Class FC, 0.59%, 2/20/2063 (g)	437	438

Series 2013-H09, Class HA, 1.65%, 4/20/2063	45	45

Series 2014-H17, Class FC, 0.64%, 7/20/2064 (g)	244	245

Series 2015-H16, Class FG, 0.58%, 7/20/2065 (g)	536	536

Series 2015-H30, Class FE, 0.74%, 11/20/2065 (g)	704	709

Series 2016-H11, Class FD, 1.40%, 5/20/2066 (g)	180	180

Series 2016-H26, Class FC, 1.14%, 12/20/2066 (g)	138	141

Series 2017-H14, Class FV, 0.64%, 6/20/2067 (g)	352	353

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051 ‡	300	291

GSR Mortgage Loan Trust

Series 2004-6F, Class 1A2, 5.00%, 5/25/2034	40	39

Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	100	107

Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	29	31

Headlands Residential LLC

Series 2019-RPL1, Class NOTE, 3.97%, 6/25/2024 (a) (f)	675	678

Series 2017-RPL1, Class A, 3.88%, 11/25/2024 (a) (f)	390	393

Impac Secured Assets Trust Series 2006-1, Class 2A1, 0.50%, 5/25/2036 (g)	18	17

JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 2.53%, 11/25/2033 (g)	18	19

LHOME Mortgage Trust Series 2019-RTL3, Class A1, 3.87%, 7/25/2024 (a)	730	738

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 3.11%, 4/21/2034 (g)	11	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

MASTR Alternative Loan Trust

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	2		2

Series 2004-8, Class 6A1, 5.50%, 9/25/2019	—	(i)	—	(i)

Series 2004-4, Class 10A1, 5.00%, 5/25/2024	32		33

Series 2003-9, Class 8A1, 6.00%, 1/25/2034	45		47

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	79		84

Series 2004-7, Class 30, PO, 8/25/2034 ‡	6		5

MASTR Asset Securitization Trust

Series 2003-12, Class 15, PO, 12/25/2018 ‡	—	(i)	—	(i)

Series 2004-6, Class 15, PO, 7/25/2019 ‡	—	(i)	—	(i)

Series 2003-11, Class 9A6, 5.25%, 12/25/2033	67		69

MASTR Resecuritization Trust Series 2005-PO, Class 3, PO, 5/28/2035 ‡ (a)	11		9

NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (g)	24		24

PHH Alternative Mortgage Trust Series 2007-2, Class 2X, IO, 6.00%, 5/25/2037 ‡	112		25

PRPM LLC Series 2020-5, Class A1, 3.10%, 11/25/2025 (a) (f)	979		985

RALI Trust

Series 2003-QS9, Class A3, IF, IO, 7.40%, 5/25/2018 ‡ (g)	—	(i)	—

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	1		1

RCO V Mortgage LLC Series 2020-1, Class A1, 3.10%, 9/25/2025 (a) (f)	946		948

RFMSI Trust Series 2005-SA4, Class 1A1, 2.90%, 9/25/2035 (g)	22		20

RMIP 5.60%, 8/25/2021 ‡	485		476

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (a)	2		2

SART 4.75%, 7/15/2024	379		383

4.76%, 6/15/2025	463		471

Seasoned Credit Risk Transfer Trust

Series 2019-1, Class MT, 3.50%, 7/25/2058 ‡	644		703

Series 2019-3, Class MB, 3.50%, 10/25/2058 ‡	295		343

Toorak Mortgage Corp. Ltd. Series 2019-2, Class A1, 3.72%, 9/25/2022 (f)	495		502

TVC Mortgage Trust Series 2020-RTL1, Class A1, 3.47%, 9/25/2024 (a)	980		990

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Vendee Mortgage Trust

Series 1994-1, Class 1, 5.24%, 2/15/2024 (g)	11	11

Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	145	155

Series 1996-1, Class 1Z, 6.75%, 2/15/2026	40	45

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	21	24

Series 1997-1, Class 2Z, 7.50%, 2/15/2027	86	98

Series 1998-1, Class 2E, 7.00%, 3/15/2028	24	26

vMobo, Inc. 7.50%, 5/31/2024	570	561

WaMu Mortgage Pass-Through Certificates Trust Series 2003-AR8, Class A, 2.90%, 8/25/2033 (g)	4	5

Series 2003-AR9, Class 1A6, 2.78%, 9/25/2033 (g)	22	22

Series 2004-AR3, Class A2, 3.66%, 6/25/2034 (g)	7	7

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2005-2, Class 2A3, IF, IO, 4.85%, 4/25/2035 ‡ (g)	156	25

Series 2005-2, Class 1A4, IF, IO, 4.90%, 4/25/2035 ‡ (g)	444	65

Series 2005-3, Class CX, IO, 5.50%, 5/25/2035 ‡	130	22

Series 2005-4, Class CB7, 5.50%, 6/25/2035	114	109

Series 2005-6, Class 2A4, 5.50%, 8/25/2035	29	28

Total Collateralized Mortgage Obligations (Cost $34,868)		36,427

Commercial Mortgage-Backed Securities — 5.0%

BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (a)	300	312

BXMT Ltd. Series 2017-FL1, Class C, 2.10%, 6/15/2035 ‡ (a) (g)	300	298

CD Commercial Mortgage Trust Series 2007-CD4, Class XC, IO, 1.38%, 12/11/2049 ‡ (a) (g)	7	–	(i)

Citigroup Commercial Mortgage Trust Series 2020-GC46, Class A5, 2.72%, 2/15/2053	1,100	1,206

Commercial Mortgage Trust

Series 2013-SFS, Class A2, 2.99%, 4/12/2035 (a) (g)	125	125

Series 2020-CBM, Class A2, 2.90%, 2/10/2037 (a)	750	748

Series 2020-CBM, Class C, 3.40%, 2/10/2037 ‡ (a)	500	494

Series 2014-CR19, Class A5, 3.80%, 8/10/2047	200	221

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	156	175

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

CSMC OA LLC

Series 2014-USA, Class A2, 3.95%, 9/15/2037 (a)	885	896

Series 2014-USA, Class D, 4.37%, 9/15/2037 ‡ (a)	100	83

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KF12, Class A, 0.85%, 9/25/2022 (g)	5	5

Series KJ09, Class A2, 2.84%, 9/25/2022	82	84

Series KJ11, Class A2, 2.93%, 1/25/2023	172	180

Series K038, Class A2, 3.39%, 3/25/2024	229	249

Series KJ14, Class A2, 2.81%, 9/25/2024	591	630

Series KPLB, Class A, 2.77%, 5/25/2025	250	270

Series K065, Class A2, 3.24%, 4/25/2027	215	245

Series K065, Class AM, 3.33%, 5/25/2027	115	132

Series K066, Class A2, 3.12%, 6/25/2027	267	303

Series K070, Class A2, 3.30%, 11/25/2027 (g)	208	240

Series K072, Class AM, 3.50%, 12/25/2027 (g)	1,000	1,163

Series K073, Class A2, 3.35%, 1/25/2028	346	400

Series K079, Class AM, 3.93%, 6/25/2028	588	702

Series K081, Class A2, 3.90%, 8/25/2028 (g)	395	473

Series K082, Class A2, 3.92%, 9/25/2028 (g)	1,054	1,268

Series KL06, Class XFX, IO, 1.36%, 12/25/2029	4,215	399

Series Q013, Class APT2, 1.29%, 5/25/2050 (g)	1,123	1,133

FNMA ACES

Series 2015-M17, Class FA, 1.08%, 11/25/2022 (g)	73	73

Series 2016-M2, Class AV2, 2.15%, 1/25/2023	295	303

Series 2014-M3, Class A2, 3.49%, 1/25/2024 (g)	671	724

Series 2015-M3, Class A2, 2.72%, 10/25/2024	917	980

Series 2017-M7, Class A2, 2.96%, 2/25/2027 (g)	803	897

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (g)	389	435

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (g)	335	376

Series 2017-M12, Class A2, 3.08%, 6/25/2027 (g)	381	429

Series 2018-M10, Class A2, 3.37%, 7/25/2028 (g)	460	534

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2017-M5, Class A2, 3.17%, 4/25/2029 (g)	305	351

Series 2018-M3, Class A2, 3.09%, 2/25/2030 (g)	185	211

Series 2020-M50, Class A1, 0.67%, 10/25/2030	1,305	1,295

Series 2020-M50, Class A2, 1.20%, 10/25/2030	330	335

Series 2020-M50, Class X1, IO, 1.94%, 10/25/2030 (g)	5,910	687

FREMF Mortgage Trust

Series 2014-K40, Class C, 4.07%, 11/25/2047 (a) (g)	168	183

Series 2015-K44, Class B, 3.68%, 1/25/2048 (a) (g)	640	695

Series 2015-K45, Class B, 3.59%, 4/25/2048 (a) (g)	500	542

Series 2016-K722, Class B, 3.85%, 7/25/2049 (a) (g)	110	117

Series 2016-K59, Class B, 3.58%, 11/25/2049 (a) (g)	180	196

Series 2018-K730, Class B, 3.80%, 2/25/2050 (a) (g)	551	599

Series 2019-K102, Class B, 3.53%, 12/25/2051 (a) (g)	750	823

Morgan Stanley Capital I Trust

Series 2006-IQ12, Class X1, IO, 0.29%, 12/15/2043 ‡ (a) (g)	31	—	(i)

MRCD MARK Mortgage Trust

Series 2019-PARK, Class A, 2.72%, 12/15/2036 (a)	740	778

Series 2019-PARK, Class D, 2.72%, 12/15/2036 ‡ (a)	987	984

SBALR Commercial Mortgage Trust

Series 2020-RR1, Class A3, 2.83%, 2/13/2053 (a)	975	1,002

UBS-BAMLL Trust

Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	116	117

UBS-Barclays Commercial Mortgage Trust

Series 2012-C2, Class A4, 3.53%, 5/10/2063	104	107

WFRBS Commercial Mortgage Trust

Series 2011-C3, Class A4, 4.38%, 3/15/2044 (a)	84	84

Total Commercial Mortgage-Backed Securities (Cost $24,663)		26,291

Foreign Government Securities — 0.4%

Republic of Colombia (Colombia) 3.13%, 4/15/2031	395	419

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

7.38%, 9/18/2037	100	146

United Mexican States (Mexico) 3.60%, 1/30/2025	200	222

4.13%, 1/21/2026	200	230

3.75%, 1/11/2028	280	316

2.66%, 5/24/2031	283	291

4.75%, 3/8/2044	50	60

4.35%, 1/15/2047	58	66

4.50%, 1/31/2050	315	368

3.77%, 5/24/2061	211	219

Total Foreign Government Securities (Cost $2,150)		2,337

U.S. Government Agency Securities — 0.2%

FNMA, STRIPS 17.76%, 3/23/2028 (j)	630	587

Tennessee Valley Authority 5.88%, 4/1/2036	140	216

4.63%, 9/15/2060	93	146

4.25%, 9/15/2065	101	152

Total U.S. Government Agency Securities (Cost $786)		1,101

Municipal Bonds — 0.1% (k)

New York — 0.1%

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2010-D, Rev., 5.60%, 3/15/2040	30	42

Port Authority of New York and New Jersey, Consolidated Series 164, Rev., 5.65%, 11/1/2040	130	186

Total New York		228

Ohio — 0.0% (b)

Ohio State University (The), General Receipts Series 2011-A, Rev., 4.80%, 6/1/2111	98	143

Total Municipal Bonds (Cost $256)		371

	SHARES (000)
Short-Term Investments — 13.5%

Investment Companies — 13.5%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (l) (m) (Cost $71,867)	71,838	71,874

Total Investments — 108.8% (Cost $547,622)		578,441
Liabilities in Excess of Other Assets — (8.8)%		(46,665)

NET ASSETS — 100.0%		531,776

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	33

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2020.
CSMC	Credit Suisse Mortgage Trust
ESOP	Employee Stock Ownership Program
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of December 31, 2020. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.

(d)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2020.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.
(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	Amount rounds to less than one thousand.
(j)	The rate shown is the effective yield as of December 31, 2020.
(k)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of December 31, 2020.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$506,567
Investments in affiliates, at value	71,874
Cash	1
Receivables:
Investment securities sold	7
Portfolio shares sold	298
Interest from non-affiliates	2,196
Dividends from affiliates	5

Total Assets	580,948

LIABILITIES:
Payables:
Investment securities purchased	1,315
Investment securities purchased — delayed delivery securities	47,432
Portfolio shares redeemed	49
Accrued liabilities:
Investment advisory fees	168
Administration fees	33
Distribution fees	71
Custodian and accounting fees	17
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	87

Total Liabilities	49,172

Net Assets	$531,776

NET ASSETS:
Paid-in-Capital	$485,622
Total distributable earnings (loss)	46,154

Total Net Assets	$531,776

Net Assets:
Class 1	$190,891
Class 2	340,885

Total	$531,776

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	16,072
Class 2	29,097

Net Asset Value (b):
Class 1 — Offering and redemption price per share	$11.88
Class 2 — Offering and redemption price per share	11.72
Cost of investments in non-affiliates	$475,755
Cost of investments in affiliates	71,867

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	35

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Amounts in thousands)

	JPMorgan Insurance Trust Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$11,845
Interest income from affiliates	—	(a)
Dividend income from affiliates	170
Income from securities lending (net) (See Note 2.D.)	—	(a)

Total investment income	12,015

EXPENSES:
Investment advisory fees	1,844
Administration fees	346
Distribution fees:
Class 2	709
Custodian and accounting fees	92
Interest expense to affiliates	—	(a)
Professional fees	99
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	70
Transfer agency fees (See Note 2.G.)	5
Other	30

Total expenses	3,221

Less fees waived	(75)

Net expenses	3,146

Net investment income (loss)	8,869

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,159
Investments in affiliates	(16)

Net realized gain (loss)	7,143

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	16,628
Investments in affiliates	6

Change in net unrealized appreciation/depreciation	16,634

Net realized/unrealized gains (losses)	23,777

Change in net assets resulting from operations	$32,646

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Core Bond Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,869	$8,730
Net realized gain (loss)	7,143	616
Change in net unrealized appreciation/depreciation	16,634	16,188

Change in net assets resulting from operations	32,646	25,534

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(3,683)	(3,946)
Class 2	(5,095)	(4,092)

Total distributions to shareholders	(8,778)	(8,038)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	127,448	54,641

NET ASSETS:
Change in net assets	151,316	72,137
Beginning of period	380,460	308,323

End of period	$531,776	$380,460

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$96,027	$25,620
Distributions reinvested	3,683	3,946
Cost of shares redeemed	(80,449)	(34,012)

Change in net assets resulting from Class 1 capital transactions	19,261	(4,446)

Class 2
Proceeds from shares issued	154,155	77,161
Distributions reinvested	5,095	4,092
Cost of shares redeemed	(51,063)	(22,166)

Change in net assets resulting from Class 2 capital transactions	108,187	59,087

Total change in net assets resulting from capital transactions	$127,448	$54,641

SHARE TRANSACTIONS:
Class 1
Issued	8,234	2,328
Reinvested	321	366
Redeemed	(6,919)	(3,102)

Change in Class 1 Shares	1,636	(408)

Class 2
Issued	13,429	7,067
Reinvested	450	384
Redeemed	(4,456)	(2,037)

Change in Class 2 Shares	9,423	5,414

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Year Ended December 31, 2020	$11.24	$0.24	$0.63	$0.87		$(0.23)	$—	$(0.23)
Year Ended December 31, 2019	10.66	0.30	0.56	0.86		(0.28)	—	(0.28)
Year Ended December 31, 2018	10.94	0.29	(0.29)	—	(e)	(0.26)	(0.02)	(0.28)
Year Ended December 31, 2017	10.84	0.29	0.09	0.38		(0.28)	—	(0.28)
Year Ended December 31, 2016	10.91	0.30	(0.07)	0.23		(0.30)	—	(0.30)

Class 2
Year Ended December 31, 2020	11.09	0.21	0.63	0.84		(0.21)	—	(0.21)
Year Ended December 31, 2019	10.53	0.27	0.55	0.82		(0.26)	—	(0.26)
Year Ended December 31, 2018	10.82	0.26	(0.29)	(0.03)		(0.24)	(0.02)	(0.26)
Year Ended December 31, 2017	10.73	0.26	0.09	0.35		(0.26)	—	(0.26)
Year Ended December 31, 2016	10.81	0.27	(0.07)	0.20		(0.28)	—	(0.28)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b) (c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.88	7.84%	$190,891	0.53%	2.09%	0.55%	92%
11.24	8.18	162,192	0.58	2.70	0.58	20
10.66	0.05	158,167	0.56	2.76	0.61	20
10.94	3.57	171,382	0.57	2.66	0.63	21
10.84	2.12	176,566	0.59	2.73	0.64	29

11.72	7.68	340,885	0.78	1.82	0.79	92
11.09	7.87	218,268	0.83	2.45	0.83	20
10.53	(0.23)	150,156	0.81	2.51	0.85	20
10.82	3.30	123,282	0.82	2.41	0.87	21
10.73	1.84	73,940	0.84	2.47	0.89	29

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values ("NAV") per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2020.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI") (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$35,596	$19,255	$54,851
Collateralized Mortgage Obligations	—	32,559	3,868	36,427
Commercial Mortgage-Backed Securities	—	24,432	1,859	26,291
Corporate Bonds	—	162,692	—	162,692
Foreign Government Securities	—	2,337	—	2,337
Mortgage-Backed Securities	—	116,387	—	116,387
Municipal Bonds	—	371	—	371
U.S. Government Agency Securities	—	1,101	—	1,101
U.S. Treasury Obligations	—	106,110	—	106,110
Short-Term Investments
Investment Companies	71,874	—	—	71,874

Total Investments in Securities	$71,874	$481,585	$24,982	$578,441

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of December 31, 2019	Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020
Investments in Securities:
Asset-Backed Securities	$10,225	$—	(a)	$130	$(1)	$12,253	$(4,775)	$1,423	$—	$19,255
Collateralized Mortgage Obligations	2,959	—	(a)	39	(68)	1,371	(1,349)	916	—	3,868
Commercial Mortgage-Backed Securities	397	—		(5)	— (a)	997	— (a)	470	—	1,859

Total	$13,581	$—	(a)	$164	$(69)	$14,621	$(6,124)	$2,809	$—	$24,982

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2020, which were valued using significant unobservable inputs (level 3) amounted to approximately $166,000. This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the year ended December 31, 2020.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at December 31, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$16,724	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 20.00% (7.37%)
			Constant Default Rate	0.00% - 4.00% (0.03%)
			Yield (Discount Rate of Cash Flows)	1.27% - 5.62% (2.84%)

Asset-Backed Securities	16,724

	1,793	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (59.65%)
			Constant Default Rate	0.00% - 4.60% (0.25%)
			Yield (Discount Rate of Cash Flows)	0.95% - 21.42% (4.53%)

Collateralized Mortgage Obligations	1,793

	1,561	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (0.00%)
			Yield (Discount Rate of Cash Flows)	2.77% - 9.04% (3.41%)

Commercial Mortgage-Backed Securities	1,561

Total	$20,078

#

The table above does not include certain Level 3 investments that are valued by brokers and Pricing Services. At December 31, 2020, the value of these investments was approximately $4,904,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Portfolio.

As of December 31, 2020, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Portfolio had forward commitments and delayed delivery securities outstanding as of December 31, 2020, which are shown as a Payable for Investment securities purchased — delayed delivery securities on the Statement of Assets and Liabilities. The values of these securities held at December 31, 2020 are detailed on the SOI.

D. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended December 31, 2020, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

$—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

The Portfolio did not have any securities out on loan at December 31, 2020.

E. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the year ended December 31, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (a) (b)	$17,076	$240,519	$185,711	$(16)	$6	$71,874	71,838	$170		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	52	346	398	—	—	—	—	—	*(c)	—

Total	$17,128	$240,865	$186,109	$(16)	$6	$71,874		$170		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio invests in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2020 are as follows (amounts in thousands):

	Class 1	Class 2	Total
Transfer agency fees	$3	$2	$5

H. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(57)	$42	$15

The reclassifications for the Portfolio relate primarily to callable bonds.

J. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Portfolio’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.40% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2020, the effective rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2021.

For the year ended December 31, 2020, the Portfolio’s service providers did not waive fees and/or reimburse expenses for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2020 was approximately $75,000.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2020, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$485,345	$367,460	$36,134	$36,925

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$547,691	$31,517	$767	$30,750

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to callable bonds.

The tax character of distributions paid during the year ended December 31, 2020 was as follows (amounts in thousands):

Ordinary Income*	Total Distributions Paid
$8,778	$8,778

* Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2019 was as follows (amounts in thousands):

Ordinary Income*	Total Distributions Paid
$8,038	$8,038

* Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$9,648	$5,796	$30,750

The cumulative timing differences primarily consist of callable bonds.

During the year ended December 31, 2020, the Portfolio utilized capital loss carryforwards as follows (amounts in thousands):

Capital Loss Utilized
Short-Term	Long-Term
$141	$16

As of December 31, 2020, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2020.

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2020, the Portfolio had two individual shareholder and/or non-affiliated omnibus accounts, which owned 57.9% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage-pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that, should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems to be representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Portfolio’s yield (and total return) also may be low or the Portfolio may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Portfolio’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On February 10, 2021, the contractual expense limitations of Class 1 Shares and Class 2 Shares were extended until at least April 30, 2022.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Core Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Core Bond Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 12, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	49

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	128	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	128	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	128	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	128	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	128	None

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	128	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985. (3)	Self-employed business consultant (2002-present).	128	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	128	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	128	None

Mitchell M. Merin (1953); Trustee of Trust since 2013. (4)	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	128	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	128	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	51

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	128	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (128 funds).

(3)	Mr. Marshall retired from the Board of Trustees effective the close of business on December 31, 2020.

(4)	Mr. Merin retired from the Board of Trustees effective the close of business on January 31, 2021.

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

52	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	53

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,021.50	$2.59	0.51%
Hypothetical	1,000.00	1,022.57	2.59	0.51
Class 2
Actual	1,000.00	1,020.00	3.86	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

54	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Portfolio and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administration services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Portfolio’s potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.

56	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the fourth, third and fourth quintiles, based upon the Peer Group, and in the fourth, third and third quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio. The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 1 shares were in the fourth quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	57

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	AN-JPMITCBP-1220

Annual Report

JPMorgan Insurance Trust

December 31, 2020

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The immense efforts of central banks, government and researchers in the public and private sectors appear to have shepherded the world through the most difficult days of a profound crisis caused by the pandemic. While the economic and health care challenges are not behind us, the uncertainty and turbulence of 2020 has abated.

“We believe the clear lesson is that investors who remained fully invested over the past year, in the face of uncertainty over the direction of the pandemic and the unprecedented responses to it, were likely rewarded for their resolve.” — Andrea L. Lisher

The development of multiple vaccines against Covid-19 toward the end of 2020 provided hope that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. That optimism spread to global financial markets. While leading equity indexes fell by 20% or more in the first quarter of 2020, financial markets stabilized and equity markets largely rebounded — slowly at first and then rapidly the second half of the year. At the end of 2020, the S&P 500 Index had generated a total return of 18.10% for the full 12 months and 22.16% for the final six months of the year.

We believe the clear lesson is that investors who remained fully invested over the past year, in the face of uncertainty over the direction of the pandemic and the unprecedented responses to it, were likely rewarded for their resolve.

Certainly, enormous challenges remain in both the implementation of global vaccinations and in the rebuilding of economies at the local, national and international levels. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to better navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	0.37%
Russell Midcap Value Index	4.96%

Net Assets as of 12/31/2020 (In Thousands)	$447,529

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

Global financial markets generally recovered from a sharp sell-off in the first quarter of 2020, led by a rally in equity markets in the second half of the year. Investor demand for equity was largely fueled by continued support from central banks, relief spending by governments across the globe and the development and approvals of the first vaccines against Covid-19.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices fell and the price of crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets.

At the start of the second half of the year, U.S. equity led a broad rebound in both developed markets and emerging markets equity. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the

U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the re-opening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended December 31, 2020. The Portfolio’s security selection in the real estate and health care sectors was a leading detractor

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

to performance relative to the Benchmark, while the Portfolio’s security selection in the energy and financials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Portfolio’s underweight positions in Newmont Corp. and Digital Realty Trust Inc. and its overweight position in PVH Corp. Shares of Newmont, a gold mining and processing company not held in the Portfolio, rose due to increased investor demand for commodity gold amid financial market volatility in response to the pandemic. Shares of Digital Realty Trust, a real estate trust operating in the data center sector not held in the Portfolio, rose amid investor expectations for increased demand for data centers in response to office closures during the pandemic. Shares of PVH, a brand-name apparel and accessories company, fell early in the period after the company reported lower-than-expected earnings and revenue for its fiscal first quarter 2020.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Synopsys Inc., Williams Cos. and T. Rowe Price Group Inc. Shares of Synopsys, a provider of software and consulting to the semiconductor industry, rose after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter. Shares of Williams Cos., a natural gas and petroleum producer, rose amid investor expectations for growth in natural gas demand and a broader rebound in energy prices. Shares of T. Rowe Price Group, provider of mutual funds and other investment services, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained overweight positions in the financials and real estate sectors, while maintaining underweight positions in the industrials and materials sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Loews Corp.	1.8%
2.	Ameriprise Financial, Inc.	1.7
3.	Xcel Energy, Inc.	1.6
4.	T. Rowe Price Group, Inc.	1.5
5.	Zimmer Biomet Holdings, Inc.	1.5
6.	Diamondback Energy, Inc.	1.5
7.	M&T Bank Corp.	1.5
8.	WEC Energy Group, Inc.	1.5
9.	Fifth Third Bancorp	1.4
10.	ITT, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.0%
Industrials	12.7
Real Estate	10.6
Consumer Discretionary	10.4
Information Technology	9.0
Utilities	8.1
Health Care	7.3
Materials	5.8
Consumer Staples	4.7
Communication Services	4.3
Energy	3.7
Short-Term Investments	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Portfolio’s composition is subject to change.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	0.37%	7.92%	10.31%

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio and the Russell Midcap Value Index from December 31, 2010 to December 31, 2020. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — 99.1%

Airlines — 0.7%

Southwest Airlines Co.	64	2,998

Auto Components — 0.4%

BorgWarner, Inc.	45	1,744

Banks — 8.4%

Citizens Financial Group, Inc.	156	5,589

Fifth Third Bancorp	234	6,454

First Republic Bank	23	3,322

Huntington Bancshares, Inc.	311	3,934

M&T Bank Corp.	52	6,635

Regions Financial Corp.	314	5,058

TCF Financial Corp.	100	3,717

Zions Bancorp NA	71	3,065

		37,774

Beverages — 1.7%

Constellation Brands, Inc., Class A	22	4,898

Keurig Dr Pepper, Inc.	77	2,469

		7,367

Building Products — 1.1%

Fortune Brands Home & Security, Inc.	55	4,755

Capital Markets — 5.8%

Ameriprise Financial, Inc.	40	7,839

Northern Trust Corp.	55	5,164

Raymond James Financial, Inc.	64	6,078

T. Rowe Price Group, Inc.	46	6,897

		25,978

Chemicals — 1.9%

Celanese Corp.	27	3,472

Sherwin-Williams Co. (The)	7	4,897

		8,369

Communications Equipment — 1.7%

CommScope Holding Co., Inc. *	123	1,647

Motorola Solutions, Inc.	34	5,823

		7,470

Construction Materials — 1.2%

Martin Marietta Materials, Inc.	20	5,546

Consumer Finance — 0.9%

Discover Financial Services	45	4,113

Containers & Packaging — 2.7%

Ball Corp.	39	3,629

Packaging Corp. of America	25	3,393

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — continued

Pactiv Evergreen, Inc. *	57	1,031

Silgan Holdings, Inc.	110	4,072

		12,125

Distributors — 0.9%

Genuine Parts Co.	27	2,756

LKQ Corp. *	30	1,067

		3,823

Diversified Financial Services — 0.2%

Voya Financial, Inc.	18	1,054

Electric Utilities — 4.1%

Edison International	85	5,339

Entergy Corp.	57	5,661

Xcel Energy, Inc.	108	7,189

		18,189

Electrical Equipment — 3.4%

Acuity Brands, Inc.	35	4,187

AMETEK, Inc.	49	5,920

Hubbell, Inc.	34	5,254

		15,361

Electronic Equipment, Instruments & Components — 4.0%

Amphenol Corp., Class A	44	5,740

CDW Corp.	33	4,304

Keysight Technologies, Inc. *	31	4,063

SYNNEX Corp.	44	3,570

		17,677

Equity Real Estate Investment Trusts (REITs) — 9.1%

American Campus Communities, Inc.	39	1,658

American Homes 4 Rent, Class A	119	3,570

AvalonBay Communities, Inc.	29	4,680

Boston Properties, Inc.	43	4,088

Brixmor Property Group, Inc.	137	2,262

Essex Property Trust, Inc.	10	2,284

Federal Realty Investment Trust	25	2,090

Host Hotels & Resorts, Inc.	60	878

JBG SMITH Properties	55	1,717

Kimco Realty Corp.	164	2,463

Outfront Media, Inc.	68	1,323

Rayonier, Inc.	124	3,639

Regency Centers Corp.	38	1,723

Ventas, Inc.	39	1,895

Weyerhaeuser Co.	125	4,204

WP Carey, Inc.	31	2,161

		40,635

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Food & Staples Retailing — 1.4%

Kroger Co. (The)	121	3,834

US Foods Holding Corp. *	75	2,514

		6,348

Food Products — 0.9%

Post Holdings, Inc. *	42	4,198

Gas Utilities — 1.0%

National Fuel Gas Co.	108	4,457

Health Care Equipment & Supplies — 1.5%

Zimmer Biomet Holdings, Inc.	44	6,806

Health Care Providers & Services — 5.8%

AmerisourceBergen Corp.	47	4,565

Cigna Corp.	21	4,436

Henry Schein, Inc. *	50	3,358

Humana, Inc.	4	1,818

Laboratory Corp. of America Holdings *	31	6,282

Universal Health Services, Inc., Class B	41	5,665

		26,124

Hotels, Restaurants & Leisure — 0.4%

Darden Restaurants, Inc.	15	1,830

Household Durables — 2.2%

Mohawk Industries, Inc. *	36	5,139

Newell Brands, Inc.	228	4,846

		9,985

Household Products — 0.7%

Energizer Holdings, Inc.	76	3,187

Industrial Conglomerates — 1.4%

Carlisle Cos., Inc.	39	6,125

Insurance — 6.7%

Alleghany Corp.	5	2,951

Hartford Financial Services Group, Inc. (The)	111	5,428

Lincoln National Corp.	61	3,068

Loews Corp.	176	7,926

Marsh & McLennan Cos., Inc.	31	3,653

Progressive Corp. (The)	39	3,827

WR Berkley Corp.	49	3,287

		30,140

Interactive Media & Services — 0.6%

InterActiveCorp. *	15	2,797

Internet & Direct Marketing Retail — 0.5%

Expedia Group, Inc.	18	2,437

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — 1.3%

Concentrix Corp. *	24	2,417

Jack Henry & Associates, Inc.	10	1,557

Leidos Holdings, Inc.	19	2,015

		5,989

Machinery — 6.2%

IDEX Corp.	26	5,122

ITT, Inc.	83	6,400

Lincoln Electric Holdings, Inc.	48	5,589

Middleby Corp. (The) *	41	5,332

Snap-on, Inc.	25	4,327

Timken Co. (The)	12	932

		27,702

Media — 3.7%

Discovery, Inc., Class C *	192	5,034

Liberty Broadband Corp., Class C *	32	5,095

Liberty Media Corp. — Liberty SiriusXM, Class C *	143	6,209

		16,338

Multiline Retail — 1.0%

Kohl’s Corp.	66	2,692

Nordstrom, Inc. (a)	54	1,682

		4,374

Multi-Utilities — 3.1%

CMS Energy Corp.	94	5,718

Sempra Energy	13	1,644

WEC Energy Group, Inc.	71	6,528

		13,890

Oil, Gas & Consumable Fuels — 3.7%

Cabot Oil & Gas Corp.	166	2,707

Diamondback Energy, Inc.	140	6,798

EQT Corp.	145	1,838

Equitrans Midstream Corp.	176	1,417

Williams Cos., Inc. (The)	185	3,703

		16,463

Real Estate Management & Development — 1.6%

CBRE Group, Inc., Class A *	92	5,774

Cushman & Wakefield plc *	95	1,410

		7,184

Semiconductors & Semiconductor Equipment — 1.2%

Analog Devices, Inc.	35	5,196

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Software — 0.9%

Synopsys, Inc. *	16	4,210

Specialty Retail — 3.4%

AutoZone, Inc. *	5	6,174

Best Buy Co., Inc.	56	5,573

Gap, Inc. (The)	165	3,337

		15,084

Textiles, Apparel & Luxury Goods — 1.7%

Carter’s, Inc.	32	3,000

Ralph Lauren Corp.	43	4,489

		7,489

Total Common Stocks (Cost $275,108)		443,331

Short-Term Investments — 1.4%

Investment Companies — 1.1%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (b) (c) (Cost $4,891)	4,891	4,891

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (b) (c)	400	400

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	987	987

Total Investment of Cash Collateral from Securities Loaned (Cost $1,387)		1,387

Total Short-Term Investments (Cost $6,278)		6,278

Total Investments — 100.5% (Cost $281,386)		449,609
Liabilities in Excess of Other Assets — (0.5)%		(2,080)

NET ASSETS — 100.0%		447,529

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $1,342,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$443,331
Investments in affiliates, at value	4,891
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	1,387
Receivables:
Investment securities sold	69
Portfolio shares sold	258
Dividends from non-affiliates	776
Dividends from affiliates	—	(a)
Securities lending income (See Note 2.B.)	1

Total Assets	450,713

LIABILITIES:
Payables:
Collateral received on securities loaned (See Note 2.B.)	1,387
Portfolio shares redeemed	1,468
Accrued liabilities:
Investment advisory fees	244
Administration fees	28
Custodian and accounting fees	5
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	52

Total Liabilities	3,184

Net Assets	$447,529

NET ASSETS:
Paid-in-Capital	$251,453
Total distributable earnings (loss)	196,076

Total Net Assets	$447,529

Net Assets:
Class 1	$447,529

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	41,083

Net Asset Value (b):
Class 1 — Offering and redemption price per share	$10.89

Cost of investments in non-affiliates	$275,108
Cost of investments in affiliates	4,891
Investment securities on loan, at value (See Note 2.B.)	1,342
Cost of investment of cash collateral (See Note 2.B.)	1,387

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Amounts in thousands)

JPMorgan Insurance Trust Mid Cap Value Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)
Dividend income from non-affiliates	8,004
Dividend income from affiliates	28
Income from securities lending (net) (See Note 2.B.)	18

Total investment income	8,050

EXPENSES:
Investment advisory fees	2,671
Administration fees	308
Custodian and accounting fees	28
Interest expense to affiliates	— (a)
Professional fees	60
Trustees’ and Chief Compliance Officer’s fees	27
Printing and mailing costs	18
Transfer agency fees	5
Other	35

Total expenses	3,152

Less fees waived	(18)

Net expenses	3,134

Net investment income (loss)	4,916

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	24,855
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(30,483)
Investments in affiliates	— (a)

Change in net unrealized appreciation/depreciation	(30,483)

Net realized/unrealized gains (losses)	(5,628)

Change in net assets resulting from operations	$(712)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Mid Cap Value Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,916	$6,316
Net realized gain (loss)	24,855	26,401
Change in net unrealized appreciation/depreciation	(30,483)	80,490

Change in net assets resulting from operations	(712)	113,207

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(31,576)	(40,131)

Total distributions to shareholders	(31,576)	(40,131)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(14,480)	(24,742)

NET ASSETS:
Change in net assets	(46,768)	48,334
Beginning of period	494,297	445,963

End of period	$447,529	$494,297

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$72,722	$35,724
Distributions reinvested	31,576	40,131
Cost of shares redeemed	(118,778)	(100,597)

Change in net assets resulting from Class 1 capital transactions	$(14,480)	$(24,742)

SHARE TRANSACTIONS:
Class 1
Issued	8,067	3,180
Reinvested	3,680	3,737
Redeemed	(12,503)	(8,985)

Change in Class 1 Shares	(756)	(2,068)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1
Year Ended December 31, 2020	$11.81	$0.12	$(0.28)	$(0.16)	$(0.15)	$(0.61)	$(0.76)
Year Ended December 31, 2019	10.16	0.15	2.47	2.62	(0.19)	(0.78)	(0.97)
Year Ended December 31, 2018	11.83	0.17	(1.54)	(1.37)	(0.11)	(0.19)	(0.30)
Year Ended December 31, 2017	10.98	0.11	1.34	1.45	(0.09)	(0.51)	(0.60)
Year Ended December 31, 2016	10.19	0.10	1.33	1.43	(0.09)	(0.55)	(0.64)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.89	0.37%	$447,529	0.76%	1.20%	0.77%	20%
11.81	26.76	494,297	0.76	1.31	0.77	10
10.16	(11.84)	445,963	0.76	1.43	0.77	13
11.83	13.76	572,520	0.77	0.95	0.78	14
10.98	14.69	544,170	0.77	0.95	0.78	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversification Classification
JPMorgan Insurance Trust Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Portfolio is calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$449,609	$–	$–	$449,609

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2020 (amounts in thousands).

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$1,342	$(1,342)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended December 31, 2020, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

$2

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the year ended December 31, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	$—	$11,400	$11,000	$—	*(c)	$—	(c)	$400	400	$8	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	—	80,935	79,948	—		—		987	987	7	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	9,286	72,282	76,677	—		—		4,891	4,891	28		—

Total	$9,286	$164,617	$167,625	$—	(c)	$—	(c)	$6,278		$43		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

H. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Portfolio’s financial statements of applying ASU 2020-04.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.65% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2020, the effective rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the year ended December 31, 2020 and the contractual expense limitation percentage is in place until at least April 30, 2021.

For the year ended December 31, 2020, the Portfolio’s service providers did not waive fees and/or reimburse expenses for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser and/or Administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2020 was approximately $18,000.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2020, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

4. Investment Transactions

During the year ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$80,794	$114,900

During the year ended December 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$283,435	$178,803	$12,629	$166,174

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2020 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$6,105	$25,471	$31,576

* Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2019 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$9,269	$30,862	$40,131

* Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$5,355	$24,528	$166,174

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of December 31, 2020, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2020.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2020, the Portfolio had two individual shareholder and/or non-affiliated omnibus accounts, which owned 76.4% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On February 10, 2021, the contractual expense limitation for Class 1 Shares was extended until at least April 30, 2022.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Mid Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Mid Cap Value Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 12, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	128	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	128	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	128	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	128	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	128	None

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	128	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985. (3)	Self-employed business consultant (2002-present).	128	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	128	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	128	None

Mitchell M. Merin (1953); Trustee of Trust since 2013. (4)	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	128	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	128	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	128	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (128 funds).

(3)	Mr. Marshall retired from the Board of Trustees effective the close of business on December 31, 2020.

(4)	Mr. Merin retired from the Board of Trustees effective the close of business on January 31, 2021.

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	23

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio

JPMorgan Insurance Trust Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,248.90	$4.35	0.77%
Hypothetical	1,000.00	1,021.27	3.91	0.77

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Portfolio and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administration services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The

Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Portfolio’s potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the fourth, fourth and second quintiles, based upon the Peer Group, and in the fourth, fourth and third quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio. The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were both in the second quintile based upon the Peer Group and were both in the third quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 100.00%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2020.

Long Term Capital Gain

The Portfolio distributed approximately $25,471,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2020.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	29

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	AN-JPMITMCVP-1220

Annual Report

JPMorgan Insurance Trust

December 31, 2020

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The immense efforts of central banks, government and researchers in the public and private sectors appear to have shepherded the world through the most difficult days of a profound crisis caused by the pandemic. While the economic and health care challenges are not behind us, the uncertainty and turbulence of 2020 has abated.

“We believe the clear lesson is that investors who remained fully invested over the past year, in the face of uncertainty over the direction of the pandemic and the unprecedented responses to it, were likely rewarded for their resolve.” — Andrea L. Lisher

The development of multiple vaccines against Covid-19 toward the end of 2020 provided hope that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. That optimism spread to global financial markets. While leading equity indexes fell by 20% or more in the first quarter of 2020, financial markets stabilized and equity markets largely rebounded — slowly at first and then rapidly the second half of the year. At the end of 2020, the S&P 500 Index had generated a total return of 18.10% for the full 12 months and 22.16% for the final six months of the year.

We believe the clear lesson is that investors who remained fully invested over the past year, in the face of uncertainty over the direction of the pandemic and the unprecedented responses to it, were likely rewarded for their resolve.

Certainly, enormous challenges remain in both the implementation of global vaccinations and in the rebuilding of economies at the local, national and international levels. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to better navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	13.69%
Russell 2000 Index	19.96%

Net Assets as of 12/31/2020 (In Thousands)	$202,939

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

Global financial markets generally recovered from a sharp sell-off in the first quarter of 2020, led by a rally in equity markets in the second half of the year. Investor demand for equity was largely fueled by continued support from central banks, relief spending by governments across the globe and the development and approvals of the first vaccines against Covid-19.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices fell and the price of crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets.

At the start of the second half of the year, U.S. equity led a broad rebound in both developed markets and emerging markets equity. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the re-opening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended December 31, 2020. The Portfolio’s security selection in the industrials and information technology sectors was a leading detractor from performance relative to the Benchmark, while

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

the Portfolio’s security selection in the utilities sector and its overweight position and security selection in the energy sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Portfolio’s underweight positions in Teladoc Health Inc. and Plug Power Inc., and its overweight position in Tivity Health Inc. Shares of Teladoc Health, a provider of online health care services, rose amid increased consumer demand for its services during the pandemic. Shares of Plug Power, a developer of hydrogen fuel cell systems that was not held in the Portfolio, rose after reporting better-than-expected results for the third quarter amid increased industry adoption of fuel cell technology. Shares of Tivity Health, a provider of weight loss and fitness products, fell after a run-up in the stock price early in the period.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Immunomedics Inc., Owens & Minor Inc. and Stamps.com Inc. Shares of Immunomedics, a drug development company, rose ahead of its $21 billion acquisition by Gilead Sciences Inc. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its earnings forecast for the full year 2020. Shares of Stamps.com, an internet provider of postal services, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and the adviser’s proprietary analysis to construct a portfolio of companies that the portfolio managers believe are attractively valued and possess strong momentum. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Deckers Outdoor Corp.	1.1%
2.	WESCO International, Inc.	0.9
3.	ArcBest Corp.	0.8
4.	AdaptHealth Corp.	0.8
5.	MicroStrategy, Inc. Class A	0.7
6.	Renewable Energy Group, Inc.	0.7
7.	Cornerstone OnDemand, Inc.	0.7
8.	TTEC Holdings, Inc.	0.7
9.	Korn Ferry	0.7
10.	Horizon Therapeutics plc	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	18.5%
Industrials	14.9
Financials	14.2
Information Technology	12.2
Consumer Discretionary	9.9
Real Estate	5.5
Materials	5.4
Communication Services	4.3
Energy	2.6
Utilities	2.3
Consumer Staples	1.9
Short-Term Investments	8.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Portfolio’s composition is subject to change.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	13.69%	11.56%	11.27%
CLASS 2 SHARES	April 24, 2009	13.34	11.25	10.97

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio and the Russell 2000 Index from December 31, 2010 to December 31, 2020. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable.

The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 1.0%

AAR Corp.	18	648

Aerojet Rocketdyne Holdings, Inc. *	2	106

Astronics Corp. *	17	225

Ducommun, Inc. *	5	263

Moog, Inc., Class A	2	151

Park Aerospace Corp.	4	49

Triumph Group, Inc.	6	78

Vectrus, Inc. *	8	403

		1,923

Air Freight & Logistics — 0.6%

Atlas Air Worldwide Holdings, Inc. *	1	33

Echo Global Logistics, Inc. *	4	107

Hub Group, Inc., Class A *	18	1,003

		1,143

Airlines — 0.5%

Alaska Air Group, Inc.	5	276

Allegiant Travel Co.	4	662

		938

Auto Components — 1.5%

Adient plc *	25	869

American Axle & Manufacturing Holdings, Inc. *	50	418

Cooper Tire & Rubber Co.	16	632

Dana, Inc.	59	1,152

		3,071

Banks — 6.9%

Ameris Bancorp	6	230

Associated Banc-Corp.	9	157

Bancorp, Inc. (The) *	26	359

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	26	798

Bar Harbor Bankshares	4	90

Business First Bancshares, Inc.	5	108

California BanCorp *	2	26

Capital Bancorp, Inc. *	2	28

Capstar Financial Holdings, Inc.	4	65

Cathay General Bancorp	4	142

CB Financial Services, Inc.	1	20

Community Trust Bancorp, Inc.	1	32

ConnectOne Bancorp, Inc.	43	843

Customers Bancorp, Inc. *	20	356

Enterprise Financial Services Corp.	1	31

Financial Institutions, Inc.	10	225

First BanCorp (Puerto Rico)	98	901

First Bank	3	23

INVESTMENTS	SHARES (000)		VALUE ($000)

Banks — continued

First Business Financial Services, Inc.	3		46

First Choice Bancorp	1		15

First Community Bankshares, Inc.	2		41

First Horizon National Corp.	25		315

First Internet Bancorp	3		89

Great Southern Bancorp, Inc.	4		176

Hancock Whitney Corp.	13		449

Hanmi Financial Corp.	19		210

HBT Financial, Inc.	7		98

Hilltop Holdings, Inc.	15		413

Investar Holding Corp.	5		81

Investors Bancorp, Inc.	119		1,255

Meridian Corp.	2		33

Metropolitan Bank Holding Corp. *	2		73

Mid Penn Bancorp, Inc.	2		37

Northeast Bank	2		50

OceanFirst Financial Corp.	45		844

PacWest Bancorp	13		341

Peapack-Gladstone Financial Corp.	4		96

Popular, Inc. (Puerto Rico)	17		946

RBB Bancorp	3		40

Select Bancorp, Inc. *	20		190

Shore Bancshares, Inc.	3		48

Sierra Bancorp	2		39

Signature Bank	6		785

Sterling Bancorp	14		252

Synovus Financial Corp.	12		401

Umpqua Holdings Corp.	43		653

United Community Banks, Inc.	10		276

Wintrust Financial Corp.	4		269

Zions Bancorp NA	23		986

			13,981

Beverages — 0.1%

Coca-Cola Consolidated, Inc.	—	(a)	120

Biotechnology — 7.5%

Akebia Therapeutics, Inc. *	18		50

Alector, Inc. *	15		227

Allogene Therapeutics, Inc. * (b)	14		363

Amicus Therapeutics, Inc. *	30		695

AnaptysBio, Inc. *	26		553

Arrowhead Pharmaceuticals, Inc. *	16		1,220

Assembly Biosciences, Inc. *	14		83

Atara Biotherapeutics, Inc. *	3		53

Bluebird Bio, Inc. *	2		95

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Blueprint Medicines Corp. *	6	718

Bridgebio Pharma, Inc. * (b)	8	540

CareDx, Inc. *	9	630

Catalyst Pharmaceuticals, Inc. * (b)	63	211

Chinook Therapeutics, Inc. *	19	305

Coherus Biosciences, Inc. * (b)	19	337

Concert Pharmaceuticals, Inc. *	10	125

Dicerna Pharmaceuticals, Inc. *	22	494

Esperion Therapeutics, Inc. * (b)	8	195

FibroGen, Inc. *	6	237

Gritstone Oncology, Inc. *	4	17

Heron Therapeutics, Inc. *	32	675

Homology Medicines, Inc. *	12	131

Insmed, Inc. *	14	453

Jounce Therapeutics, Inc. *	12	85

Kronos Bio, Inc. *(b)	21	624

Kura Oncology, Inc. *	2	62

MeiraGTx Holdings plc *	10	157

Mustang Bio, Inc. * (b)	182	687

Natera, Inc. *	7	717

Radius Health, Inc. *	2	29

REVOLUTION Medicines, Inc. *	5	186

Rhythm Pharmaceuticals, Inc. *	8	229

Sage Therapeutics, Inc. *	6	554

Sarepta Therapeutics, Inc. *	3	494

Spruce Biosciences, Inc. *	19	450

Sutro Biopharma, Inc. *	4	76

Syros Pharmaceuticals, Inc. *	74	800

TCR2 Therapeutics, Inc. *	7	226

Translate Bio, Inc. *	29	529

Viela Bio, Inc. * (b)	9	331

Vir Biotechnology, Inc. * (b)	10	268

Xencor, Inc. *	6	253

Y-mAbs Therapeutics, Inc. *	1	54

		15,218

Building Products — 1.1%

Advanced Drainage Systems, Inc.	2	200

Builders FirstSource, Inc. *	28	1,139

Cornerstone Building Brands, Inc. *	23	212

Gibraltar Industries, Inc. *	4	273

Quanex Building Products Corp.	11	242

UFP Industries, Inc.	3	167

		2,233

Capital Markets — 2.0%

Artisan Partners Asset Management, Inc., Class A	2	121

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Blucora, Inc. *	37	592

Brightsphere Investment Group, Inc.	5	102

Cohen & Steers, Inc.	2	149

Cowen, Inc., Class A (b)	14	359

Federated Hermes, Inc.	27	786

Focus Financial Partners, Inc., Class A *	9	409

Piper Sandler Cos.	3	262

Stifel Financial Corp.	16	785

Virtus Investment Partners, Inc.	2	477

		4,042

Chemicals — 1.9%

Avient Corp.	21	850

FutureFuel Corp.	10	126

Ingevity Corp. *	6	462

Koppers Holdings, Inc. *	22	695

Kraton Corp. *	2	64

Minerals Technologies, Inc.	4	248

Orion Engineered Carbons SA (Germany)	16	271

PQ Group Holdings, Inc.	9	128

Trinseo SA	8	394

Tronox Holdings plc, Class A	46	667

		3,905

Commercial Services & Supplies — 1.8%

ABM Industries, Inc.	26	995

ACCO Brands Corp. (b)	40	342

Brink’s Co. (The)	5	374

Herman Miller, Inc.	9	301

HNI Corp.	8	286

KAR Auction Services, Inc.	9	164

Knoll, Inc.	33	478

Quad/Graphics, Inc.	35	135

Steelcase, Inc., Class A	32	434

Team, Inc. *	7	80

		3,589

Communications Equipment — 0.4%

Ciena Corp. *	3	172

Extreme Networks, Inc. *	79	544

PCTEL, Inc. *	20	134

		850

Construction & Engineering — 2.8%

Argan, Inc.	30	1,344

Comfort Systems USA, Inc.	13	706

EMCOR Group, Inc.	9	784

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Construction & Engineering — continued

Great Lakes Dredge & Dock Corp. *	42	558

MasTec, Inc. * (b)	16	1,064

Primoris Services Corp.	20	541

Sterling Construction Co., Inc. *	27	495

Tutor Perini Corp. *	18	230

		5,722

Construction Materials — 0.2%

Summit Materials, Inc., Class A *	5	100

US Concrete, Inc. *	10	392

		492

Consumer Finance — 1.0%

Enova International, Inc. *	6	158

Green Dot Corp., Class A *	12	642

Nelnet, Inc., Class A	7	484

Oportun Financial Corp. *	10	192

PROG Holdings Inc.	10	512

		1,988

Containers & Packaging — 0.3%

Myers Industries, Inc.	7	137

O-I Glass, Inc.	29	344

Pactiv Evergreen, Inc. *	6	100

		581

Distributors — 0.3%

Core-Mark Holding Co., Inc.	20	596

Diversified Consumer Services — 0.4%

American Public Education, Inc. *	4	131

Houghton Mifflin Harcourt Co. *	139	464

WW International, Inc. *	9	224

		819

Diversified Telecommunication Services — 1.3%

ATN International, Inc.	2	71

Cogent Communications Holdings, Inc.	15	922

IDT Corp., Class B *	68	837

Liberty Latin America Ltd., Class A (Chile) *	30	328

Liberty Latin America Ltd., Class C (Chile) *	27	297

Ooma, Inc. *	17	240

		2,695

Electric Utilities—0.9%

ALLETE, Inc. (b)	7	440

Genie Energy Ltd., Class B	4	27

IDACORP, Inc.	3	288

Portland General Electric Co.	12	534

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

Spark Energy, Inc., Class A (b)	47	445

		1,734

Electrical Equipment — 0.8%

Atkore International Group, Inc. *	30	1,221

Generac Holdings, Inc. *	2	398

Powell Industries, Inc.	3	85

		1,704

Electronic Equipment, Instruments & Components — 2.9%

Bel Fuse, Inc., Class B	19	284

Benchmark Electronics, Inc.	42	1,142

Fabrinet (Thailand) *	10	737

Itron, Inc. * (b)	2	221

Kimball Electronics, Inc. *	3	55

Methode Electronics, Inc.	15	563

Sanmina Corp. *	45	1,425

ScanSource, Inc. *	21	562

Vishay Intertechnology, Inc.	23	474

Vishay Precision Group, Inc. *	16	501

		5,964

Energy Equipment & Services — 0.7%

Cactus, Inc., Class A	13	329

ChampionX Corp. * (b)	3	47

Helix Energy Solutions Group, Inc. *	9	38

National Energy Services Reunited Corp. *	12	119

NexTier Oilfield Solutions, Inc. *	33	114

Oil States International, Inc. *	22	112

Patterson-UTI Energy, Inc.	19	100

Select Energy Services, Inc., Class A *	63	259

Solaris Oilfield Infrastructure, Inc., Class A	27	221

		1,339

Entertainment — 0.7%

Cinemark Holdings, Inc. (b)	79	1,374

Equity Real Estate Investment Trusts (REITs) — 5.4%

Acadia Realty Trust	7	96

Agree Realty Corp. (b)	2	113

Alexander & Baldwin, Inc.	11	191

American Assets Trust, Inc.	3	98

American Finance Trust, Inc.	20	145

Armada Hoffler Properties, Inc.	38	422

Broadstone Net Lease, Inc., Class A (b)	17	333

BRT Apartments Corp.	3	43

CareTrust REIT, Inc.	3	71

CatchMark Timber Trust, Inc., Class A	24	226

Centerspace	3	233

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Chatham Lodging Trust	3	37

City Office REIT, Inc.	40	386

Columbia Property Trust, Inc.	9	125

Community Healthcare Trust, Inc.	1	38

CorePoint Lodging, Inc.	3	22

Cousins Properties, Inc.	10	334

DiamondRock Hospitality Co.*	25	205

Essential Properties Realty Trust, Inc.	12	248

First Industrial Realty Trust, Inc.	10	430

Four Corners Property Trust, Inc.	6	179

Getty Realty Corp.	2	55

Gladstone Commercial Corp.	21	383

Global Medical REIT, Inc.	2	31

Global Net Lease, Inc.	40	689

Healthcare Realty Trust, Inc.	16	459

Highwoods Properties, Inc.	2	59

Hudson Pacific Properties, Inc.	6	139

Innovative Industrial Properties, Inc. (b)	1	92

Kite Realty Group Trust	4	55

Monmouth Real Estate Investment Corp.	7	126

National Health Investors, Inc.	1	41

New Senior Investment Group, Inc.	40	205

Physicians Realty Trust	15	265

Piedmont Office Realty Trust, Inc., Class A	10	161

Plymouth Industrial REIT, Inc.	10	153

PotlatchDeltic Corp.	11	525

QTS Realty Trust, Inc., Class A (b)	4	217

Retail Properties of America, Inc., Class A	41	354

Retail Value, Inc.	6	89

Ryman Hospitality Properties, Inc.	1	75

Sabra Health Care REIT, Inc.	22	377

Service Properties Trust	6	68

SITE Centers Corp.	13	126

STAG Industrial, Inc.	25	786

Summit Hotel Properties, Inc.	7	60

Sunstone Hotel Investors, Inc.	54	612

Urban Edge Properties	14	184

Xenia Hotels & Resorts, Inc.	41	623

		10,984

Food & Staples Retailing — 0.9%

Andersons, Inc. (The)	2	41

BJ’s Wholesale Club Holdings, Inc. *	9	332

Performance Food Group Co. *	21	981

PriceSmart, Inc.	5	483

		1,837

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 0.3%

Bunge Ltd.	5	302

Sanderson Farms, Inc.(b)	1	172

Seneca Foods Corp., Class A *	3	135

		609

Gas Utilities — 0.7%

Chesapeake Utilities Corp.	3	335

New Jersey Resources Corp.	6	228

Northwest Natural Holding Co.	4	166

Southwest Gas Holdings, Inc.	7	419

Spire, Inc.	5	339

		1,487

Health Care Equipment & Supplies — 3.2%

Accuray, Inc. *	99	412

Alphatec Holdings, Inc. *	40	575

Apyx Medical Corp. *	44	318

Axogen, Inc. *	23	417

CONMED Corp.	1	67

Cutera, Inc. *	24	586

Inogen, Inc. *	13	567

Integer Holdings Corp. *	2	195

Invacare Corp.	45	404

Natus Medical, Inc. *	12	233

NuVasive, Inc. *	6	349

Orthofix Medical, Inc. *	25	1,079

Outset Medical, Inc. *	7	387

SI-BONE, Inc. *	19	562

Sientra, Inc. * (b)	28	107

Utah Medical Products, Inc.	2	186

		6,444

Health Care Providers & Services — 4.6%

AdaptHealth Corp. *	44	1,649

American Renal Associates Holdings, Inc. *	31	351

AMN Healthcare Services, Inc. *	9	642

Apollo Medical Holdings, Inc. * (b)	12	212

Cross Country Healthcare, Inc. *	47	420

Hanger, Inc. *	14	308

LHC Group, Inc. *	2	320

Magellan Health, Inc. *	11	903

MEDNAX, Inc. *	6	147

National HealthCare Corp.	13	883

Owens & Minor, Inc.	33	901

Providence Service Corp. (The) *	3	388

Select Medical Holdings Corp. *	36	1,007

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Surgery Partners, Inc. *	19	557

Tivity Health, Inc. *	30	582

		9,270

Health Care Technology — 0.6%

NextGen Healthcare, Inc. *	22	401

Omnicell, Inc. *	2	240

Schrodinger, Inc. *	8	610

		1,251

Hotels, Restaurants & Leisure — 2.5%

Bloomin’ Brands, Inc.	27	518

Boyd Gaming Corp. *	5	202

Brinker International, Inc. (b)	13	735

Caesars Entertainment, Inc. * (b)	16	1,196

Dine Brands Global, Inc.	6	348

Marriott Vacations Worldwide Corp.	6	810

Penn National Gaming, Inc. *	12	1,014

Scientific Games Corp. *	7	290

		5,113

Household Durables — 1.7%

Helen of Troy Ltd. *	2	422

Hooker Furniture Corp.	11	368

KB Home	12	412

Lifetime Brands, Inc.	30	449

Meritage Homes Corp. *	7	547

Taylor Morrison Home Corp. *	22	572

Tupperware Brands Corp. *	8	262

Universal Electronics, Inc. *	9	493

		3,525

Household Products — 0.3%

Central Garden & Pet Co., Class A *	18	647

Independent Power and Renewable Electricity Producers — 0.8%

Atlantic Power Corp. *	25	53

Clearway Energy, Inc.	25	730

Clearway Energy, Inc., Class C	22	705

Vistra Corp.	5	103

		1,591

Insurance — 0.9%

Ambac Financial Group, Inc. *	8	123

American Equity Investment Life Holding Co.	10	271

Argo Group International Holdings Ltd.	6	249

CNO Financial Group, Inc.	20	442

FedNat Holding Co.	5	29

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

Heritage Insurance Holdings, Inc.	2	24

Horace Mann Educators Corp.	1	55

James River Group Holdings Ltd.	2	118

ProAssurance Corp.	8	139

ProSight Global, Inc. * (b)	11	140

Selective Insurance Group, Inc.	2	121

Stewart Information Services Corp.	2	97

United Insurance Holdings Corp.	14	82

		1,890

Interactive Media & Services — 1.2%

Cars.com, Inc. *	25	280

Liberty TripAdvisor Holdings, Inc., Class A *	326	1,416

Yelp, Inc. *	21	696

		2,392

Internet & Direct Marketing Retail — 0.3%

Groupon, Inc. * (b)	9	347

Overstock.com, Inc. * (b)	4	177

		524

IT Services — 2.6%

Evo Payments, Inc., Class A *	20	540

KBR, Inc.	36	1,107

NIC, Inc.	14	362

Perspecta, Inc.	17	410

Science Applications International Corp.	7	700

StarTek, Inc. *	80	600

TTEC Holdings, Inc. (b)	21	1,532

		5,251

Life Sciences Tools & Services — 1.2%

Adaptive Biotechnologies Corp. *	5	308

Berkeley Lights, Inc. * (b)	7	581

Personalis, Inc. *	28	1,029

Seer, Inc. *	10	570

		2,488

Machinery — 1.7%

Albany International Corp., Class A	1	81

Altra Industrial Motion Corp.	4	194

Barnes Group, Inc.	7	340

CIRCOR International, Inc. *	2	77

Columbus McKinnon Corp.	11	404

Gencor Industries, Inc. *	3	38

Manitowoc Co., Inc. (The) *	15	203

Meritor, Inc. *	15	410

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

Mueller Industries, Inc.	4	147

Park-Ohio Holdings Corp.	2	68

Terex Corp.	37	1,298

Welbilt, Inc. *	12	154

		3,414

Marine — 0.2%

Costamare, Inc. (Monaco)	49	403

Media — 1.3%

Cardlytics, Inc. * (b)	2	328

EW Scripps Co. (The), Class A	27	407

Fluent, Inc. *	39	204

Gray Television, Inc. *	21	372

Meredith Corp.	41	778

Sinclair Broadcast Group, Inc., Class A (b)	16	503

		2,592

Metals & Mining — 1.9%

Alcoa Corp. *	10	240

Allegheny Technologies, Inc. *	22	367

Arconic Corp. *	11	331

Carpenter Technology Corp.	4	108

Cleveland-Cliffs, Inc.	38	559

Commercial Metals Co.	50	1,019

Kaiser Aluminum Corp.	2	207

SunCoke Energy, Inc.	68	297

Warrior Met Coal, Inc.	25	531

Worthington Industries, Inc.	3	149

		3,808

Mortgage Real Estate Investment Trusts (REITs) — 1.1%

Apollo Commercial Real Estate Finance, Inc. (b)	11	124

Ares Commercial Real Estate Corp.	10	113

Blackstone Mortgage Trust, Inc., Class A	8	215

Colony Credit Real Estate, Inc.	6	45

Ellington Financial, Inc.	1	16

Granite Point Mortgage Trust, Inc.	5	46

Great Ajax Corp.	1	15

KKR Real Estate Finance Trust, Inc.	3	45

Ladder Capital Corp.	41	402

New York Mortgage Trust, Inc. (b)	5	20

PennyMac Mortgage Investment Trust	33	573

Redwood Trust, Inc. (b)	39	340

TPG RE Finance Trust, Inc. (b)	14	153

Two Harbors Investment Corp. (b)	21	134

		2,241

INVESTMENTS	SHARES (000)		VALUE ($000)

Multiline Retail — 0.4%

Big Lots, Inc. (b)	8		339

Dillard’s, Inc., Class A (b)	3		189

Macy’s, Inc.	19		210

			738

Multi-Utilities — 0.1%

Black Hills Corp.	4		264

Oil, Gas & Consumable Fuels — 2.1%

Arch Resources, Inc. *	7		293

Berry Corp.	43		156

Bonanza Creek Energy, Inc. *	4		83

CNX Resources Corp. *	13		135

CVR Energy, Inc.	11		165

Dorian LPG Ltd. *	21		261

Falcon Minerals Corp.	42		133

Green Plains, Inc. * (b)	9		119

Magnolia Oil & Gas Corp., Class A * (b)	49		346

Matador Resources Co. *	24		294

Par Pacific Holdings, Inc. *	16		227

PDC Energy, Inc. *	20		413

Renewable Energy Group, Inc. *	22		1,586

REX American Resources Corp. *	1		73

Talos Energy, Inc. *	4		30

			4,314

Paper & Forest Products — 1.5%

Boise Cascade Co.	9		445

Domtar Corp.	10		326

Glatfelter Corp.	3		56

Louisiana-Pacific Corp.	17		628

Neenah, Inc.	3		188

Schweitzer-Mauduit International, Inc.	28		1,130

Verso Corp., Class A	16		192

			2,965

Personal Products — 0.5%

Edgewell Personal Care Co.	18		615

Medifast, Inc.	2		393

			1,008

Pharmaceuticals — 2.8%

Arvinas, Inc. * (b)	—	(a)	34

Cara Therapeutics, Inc. *	9		132

Endo International plc *	148		1,060

Horizon Therapeutics plc *	20		1,470

Intersect ENT, Inc. *	29		653

Lannett Co., Inc. * (b)	114		745

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

NGM Biopharmaceuticals, Inc. *	20	606

Phibro Animal Health Corp., Class A	5	101

Revance Therapeutics, Inc. *	3	77

TherapeuticsMD, Inc. * (b)	51	61

VYNE Therapeutics, Inc. * (b)	27	42

WaVe Life Sciences Ltd. *	49	386

Zogenix, Inc. * (b)	12	242

Zynerba Pharmaceuticals, Inc. * (b)	22	71

		5,680

Professional Services — 2.5%

Barrett Business Services, Inc.	14	955

CBIZ, Inc. *	11	279

Heidrick & Struggles International, Inc.	13	370

Insperity, Inc.	3	261

Kelly Services, Inc., Class A	16	319

Kforce, Inc.	9	379

Korn Ferry	35	1,522

TriNet Group, Inc. *	9	685

TrueBlue, Inc. *	20	372

		5,142

Real Estate Management & Development — 0.5%

Jones Lang LaSalle, Inc. *	1	136

Realogy Holdings Corp. *	58	762

RMR Group, Inc. (The), Class A	2	74

		972

Road & Rail — 0.9%

ArcBest Corp.	43	1,839

Semiconductors & Semiconductor Equipment — 2.0%

Advanced Energy Industries, Inc. *	5	485

Alpha & Omega Semiconductor Ltd. *	26	609

Amkor Technology, Inc.	27	409

GSI Technology, Inc. *	25	184

Ichor Holdings Ltd. *	11	316

NVE Corp.	3	152

PDF Solutions, Inc. *	8	171

Photronics, Inc. *	64	712

Rambus, Inc. *	6	108

SMART Global Holdings, Inc. * (b)	17	632

Ultra Clean Holdings, Inc. *	12	377

		4,155

Software — 5.0%

ACI Worldwide, Inc. *	3	100

American Software, Inc., Class A	15	261

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Appian Corp. * (b)	3	470

Asana, Inc., Class A *	10	301

Avaya Holdings Corp. *	38	722

Cerence, Inc. *	5	492

Cornerstone OnDemand, Inc. *	35	1,541

Digital Turbine, Inc. *	10	583

eGain Corp. *	77	914

Envestnet, Inc. *	3	222

j2 Global, Inc. * (b)	10	977

JFrog Ltd. (Israel) *	3	201

MicroStrategy, Inc., Class A * (b)	4	1,632

Model N, Inc. * (b)	3	104

PubMatic, Inc., Class A * (b)	10	276

Rimini Street, Inc. *	34	152

Verint Systems, Inc. *	12	779

Zuora, Inc., Class A *	24	336

		10,063

Specialty Retail — 2.3%

Aaron’s Co., Inc. (The) *	5	90

Bed Bath & Beyond, Inc. (b)	10	179

Genesco, Inc. *	10	289

Guess?, Inc.	27	599

Hibbett Sports, Inc. *	15	707

MarineMax, Inc. *	9	315

ODP Corp. (The) *	16	456

Rent-A-Center, Inc.	30	1,164

Signet Jewelers Ltd. (b)	18	502

Zumiez, Inc. *	12	430

		4,731

Technology Hardware, Storage & Peripherals — 0.2%

Diebold Nixdorf, Inc. *	39	417

Textiles, Apparel & Luxury Goods — 1.3%

Deckers Outdoor Corp. *	8	2,316

Movado Group, Inc. *	16	271

		2,587

Thrifts & Mortgage Finance — 3.4%

ESSA Bancorp, Inc.	1	19

Essent Group Ltd.	20	860

Flagstar Bancorp, Inc.	25	1,007

FS Bancorp, Inc.	1	49

HomeStreet, Inc.	5	176

Kearny Financial Corp.	18	189

Luther Burbank Corp.	7	66

MGIC Investment Corp.	30	371

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Thrifts & Mortgage Finance — continued

MMA Capital Holdings, Inc. *	1	22

Mr. Cooper Group, Inc. *	23	707

NMI Holdings, Inc., Class A *	7	147

OP Bancorp	8	58

PennyMac Financial Services, Inc.	8	492

Provident Bancorp, Inc.	14	169

Provident Financial Services, Inc.	43	774

Radian Group, Inc.	34	689

Standard AVB Financial Corp.	1	33

Walker & Dunlop, Inc.	12	1,141

		6,969

Trading Companies & Distributors — 2.2%

Applied Industrial Technologies, Inc.	6	437

Beacon Roofing Supply, Inc. *	10	386

BMC Stock Holdings, Inc. *	9	494

GMS, Inc. *	23	686

NOW, Inc. *	42	301

Veritiv Corp. *	7	143

WESCO International, Inc. *	26	2,056

		4,503

Water Utilities — 0.0% (c)

Consolidated Water Co. Ltd. (Cayman Islands)	1	14

Wireless Telecommunication Services — 0.1%

Spok Holdings, Inc.	26	294

Total Common Stocks (Cost $147,224)		200,437

	No. of Rights (000)
Rights — 0.0% (c)

Biotechnology — 0.0% (c)

Contra Aduro Biotech I * ‡ (Cost $63)	21	—	(a)

	SHARES (000)
Short-Term Investments — 8.9%

Investment Companies — 1.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (d) (e) (Cost $3,240)	3,240	3,240

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 7.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (d) (e)	8,497	8,498

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	6,291	6,291

Total Investment of Cash Collateral from Securities Loaned (Cost $14,790)		14,789

Total Short-Term Investments (Cost $18,030)		18,029

Total Investments — 107.7% (Cost $165,317)		218,466
Liabilities in Excess of Other Assets — (7.7)%		(15,527)

NET ASSETS — 100.0%		202,939

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

(a)	Amount rounds to less than one thousand.
(b)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $14,230,000.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$200,437
Investments in affiliates, at value	3,240
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	14,789
Cash	2
Deposits at broker for futures contracts	156
Receivables:
Investment securities sold	313
Portfolio shares sold	34
Dividends from non-affiliates	195
Dividends from affiliates	—	(a)
Securities lending income (See Note 2.B.)	6

Total Assets	219,172

LIABILITIES:
Payables:
Investment securities purchased	600
Collateral received on securities loaned (See Note 2.B.)	14,789
Portfolio shares redeemed	648
Accrued liabilities:
Investment advisory fees	111
Administration fees	13
Distribution fees	—	(a)
Custodian and accounting fees	10
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	62

Total Liabilities	16,233

Net Assets	$202,939

NET ASSETS:
Paid-in-Capital	$146,839
Total distributable earnings (loss)	56,100

Total Net Assets	$202,939

Net Assets:
Class 1	$201,489
Class 2	1,450

Total	$202,939

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	8,357
Class 2	61

Net Asset Value (b):
Class 1 — Offering and redemption price per share	$24.11
Class 2 — Offering and redemption price per share	23.85

Cost of investments in non-affiliates	$147,287
Cost of investments in affiliates	3,240
Investment securities on loan, at value (See Note 2.B.)	14,230
Cost of investment of cash collateral (See Note 2.B.)	14,790

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Amounts in thousands)

JPMorgan Insurance Trust Small Cap Core Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$1
Dividend income from non-affiliates	2,539
Dividend income from affiliates	13
Income from securities lending (net) (See Note 2.B.)	135

Total investment income	2,688

EXPENSES:
Investment advisory fees	1,095
Administration fees	126
Distribution fees:
Class 2	3
Custodian and accounting fees	59
Interest expense to affiliates	— (a)
Professional fees	57
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	31
Transfer agency fees (See Note 2.F.)	5
Other	16

Total expenses	1,418

Less fees waived	(7)

Net expenses	1,411

Net investment income (loss)	1,277

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,454
Futures contracts	604

Net realized gain (loss)	3,058

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	19,708
Investments in affiliates	(1)
Futures contracts	(55)

Change in net unrealized appreciation/depreciation	19,652

Net realized/unrealized gains (losses)	22,710

Change in net assets resulting from operations	$23,987

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Small Cap Core Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,277	$1,213
Net realized gain (loss)	3,058	10,680
Change in net unrealized appreciation/depreciation	19,652	26,485

Change in net assets resulting from operations	23,987	38,378

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(12,432)	(22,648)
Class 2	(89)	(169)

Total distributions to shareholders	(12,521)	(22,817)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(8,855)	30,307

NET ASSETS:
Change in net assets	2,611	45,868
Beginning of period	200,328	154,460

End of period	$202,939	$200,328

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$20,155	$42,367
Distributions reinvested	12,432	22,648
Cost of shares redeemed	(41,101)	(35,352)

Change in net assets resulting from Class 1 capital transactions	(8,514)	29,663

Class 2
Proceeds from shares issued	409	625
Distributions reinvested	89	169
Cost of shares redeemed	(839)	(150)

Change in net assets resulting from Class 2 capital transactions	$(341)	$644

Total change in net assets resulting from capital transactions	$(8,855)	$30,307

SHARE TRANSACTIONS:
Class 1
Issued	1,135	1,809
Reinvested	735	1,100
Redeemed	(2,131)	(1,561)

Change in Class 1 Shares	(261)	1,348

Class 2
Issued	25	28
Reinvested	5	8
Redeemed	(47)	(7)

Change in Class 2 Shares	(17)	29

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Year Ended December 31, 2020	$23.04	$0.15	$2.38	$2.53	$(0.19)	$(1.27)	$(1.46)
Year Ended December 31, 2019	21.10	0.15	4.69	4.84	(0.10)	(2.80)	(2.90)
Year Ended December 31, 2018	25.64	0.12	(2.85)	(2.73)	(0.10)	(1.71)	(1.81)
Year Ended December 31, 2017	22.49	0.10	3.30	3.40	(0.08)	(0.17)	(0.25)
Year Ended December 31, 2016	20.56	0.09	3.65	3.74	(0.11)	(1.70)	(1.81)

Class 2
Year Ended December 31, 2020	22.79	0.09	2.37	2.46	(0.13)	(1.27)	(1.40)
Year Ended December 31, 2019	20.91	0.09	4.63	4.72	(0.04)	(2.80)	(2.84)
Year Ended December 31, 2018	25.41	0.05	(2.82)	(2.77)	(0.02)	(1.71)	(1.73)
Year Ended December 31, 2017	22.30	0.02	3.29	3.31	(0.03)	(0.17)	(0.20)
Year Ended December 31, 2016	20.38	0.04	3.62	3.66	(0.04)	(1.70)	(1.74)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$24.11	13.69%	$201,489	0.84%	0.76%	0.84%	95%
23.04	24.58	198,542	0.83	0.66	0.84	83
21.10	(11.93)	153,429	0.82	0.47	0.83	59
25.64	15.23	189,186	0.83	0.40	0.83	51
22.49	20.21	161,501	0.87	0.46	0.87	55

23.85	13.38	1,450	1.12	0.46	1.12	95
22.79	24.20	1,786	1.11	0.39	1.11	83
20.91	(12.15)	1,031	1.09	0.20	1.10	59
25.41	14.93	1,111	1.09	0.10	1.10	51
22.30	19.88	1,570	1.12	0.20	1.13	55

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$200,437	$—	$—		$200,437
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	3,240	—	—		3,240
Investment of cash collateral from securities loaned	14,789	—	—		14,789

Total Short-Term Investments	18,029	—	—		18,029

Total Investments in Securities	$218,466	$—	$—	(a)	$218,466

(a)	Amount rounds to less than one thousand.

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2020 (amounts in thousands).

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$14,230	$(14,230)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended December 31, 2020, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

$3

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the year ended December 31, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	$2,000	$22,000	$15,500	$(1	)*	$(1)	$8,498	8,497	$25	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	2,474	75,713	71,896	—		—	6,291	6,291	17	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	4,966	65,236	66,962	—		—	3,240	3,240	13		—

Total	$9,440	$162,949	$154,358	$(1)		$(1)	$18,029		$55		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Portfolio also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2020 (amounts in thousands):

Futures Contracts — Equity:
Average Notional Balance Long	$2,613

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2020 are as follows (amounts in thousands):

	Class 1	Class 2	Total
Transfer agency fees	$4	$1	$5

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$629	$(629)

The reclassifications for the Portfolio relate primarily to investments in passive foreign investment companies (“PFICs”).

I. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Portfolio’s financial statements of applying ASU 2020-04.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.65% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2020, the effective rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreement was in effect for the year ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2021.

For the year ended December 31, 2020, the Portfolio’s service providers did not waive fees and/or reimburse expenses for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2020 was approximately $7,000.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

During the year ended December 31, 2020, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$157,507	$174,402

During the year ended December 31, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$169,038	$55,495	$6,067	$49,428

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2020 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,647	$10,874	$12,521

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2019 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,769	$20,048	$22,817

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,219	$4,466	$49,428

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of December 31, 2020, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	23

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2020, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 65.9% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses.

The Portfolio invests in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On February 10, 2021, the contractual expense limitations for Class 1 Shares and Class 2 Shares were extended until at least April 30, 2022.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Small Cap Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Small Cap Core Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 12, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	128	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	128	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	128	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	128	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	128	None

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	27

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	128	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985. (3)	Self-employed business consultant (2002-present).	128	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	128	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	128	None

Mitchell M. Merin (1953); Trustee of Trust since 2013. (4)	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	128	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	128	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	128	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (128 funds).

(3)	Mr. Marshall retired from the Board of Trustees effective the close of business on December 31, 2020.

(4)	Mr. Merin retired from the Board of Trustees effective the close of business on January 31, 2021.

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	29

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,383.20	$5.09	0.85%
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class 2
Actual	1,000.00	1,381.80	6.89	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Portfolio and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administration services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser(although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Portfolio’s potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints. , but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the second quintile, based upon the Peer Group, for each of the one-, three and five-year period ended December 2019, and in the third, second and third quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio. The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee and actual total expenses for Class 1 shares were both in the second quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 100.00%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2020.

Long Term Capital Gain

The Portfolio distributed approximately $10,874,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2020.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	35

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	AN-JPMITSCCP-1220

Annual Report

JPMorgan Insurance Trust

December 31, 2020

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	1

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The immense efforts of central banks, government and researchers in the public and private sectors appear to have shepherded the world through the most difficult days of a profound crisis caused by the pandemic. While the economic and health care challenges are not behind us, the uncertainty and turbulence of 2020 has abated.

“We believe the clear lesson is that investors who remained fully invested over the past year, in the face of uncertainty over the direction of the pandemic and the unprecedented responses to it, were likely rewarded for their resolve.” — Andrea L. Lisher

The development of multiple vaccines against Covid-19 toward the end of 2020 provided hope that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. That optimism spread to global financial markets. While leading equity indexes fell by 20% or more in the first quarter of 2020, financial markets stabilized and equity markets largely rebounded — slowly at first and then rapidly the second half of the year. At the end of 2020, the S&P 500 Index had generated a total return of 18.10% for the full 12 months and 22.16% for the final six months of the year.

We believe the clear lesson is that investors who remained fully invested over the past year, in the face of uncertainty over the direction of the pandemic and the unprecedented responses to it, were likely rewarded for their resolve.

Certainly, enormous challenges remain in both the implementation of global vaccinations and in the rebuilding of economies at the local, national and international levels. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to better navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	25.26%
S&P 500 Index**	18.40%

Net Assets as of 12/31/2020 (In Thousands)	$140,167

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Global financial markets generally recovered from a sharp sell-off in the first quarter of 2020, led by a rally in equity markets in the second half of the year. Investor demand for equity was largely fueled by continued support from central banks, relief spending by governments across the globe and the development and approvals of the first vaccines against Covid-19.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices fell and the price of crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets.

At the start of the second half of the year, U.S. equity led a broad rebound in both developed markets and emerging markets equity. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the re-opening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 1 Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended December 31, 2020. The Portfolio’s security selection and overweight position in the semiconductors & hardware sector and its underweight position and security selection in the big banks & brokers sector were leading contributors to performance relative to the Benchmark,

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

while the Portfolio’s security selection in the consumer cyclical and retail sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Portfolio’s overweight positions in Tesla Inc. and Morgan Stanley, and its underweight position in Intel Corp. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Morgan Stanley, a financial services and investment company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2020. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after news reports that large technology companies would develop their own semiconductors rather than buy them from Intel and other sources.

Leading individual detractors from relative performance included the Portfolio’s overweight positions in Royal Caribbean Cruises Ltd., Boston Scientific Corp. and Analog Devices Inc. Shares of Royal Caribbean Cruises, a cruise ship operator, fell as its business shut down in response to the pandemic. Shares of Boston Scientific, a medical devices manufacturer, fell after the company reported lower-than-expected earnings for the first quarter of 2020 and reported consecutive quarters of lower-than-expected revenue. Shares of Analog Devices, a maker of specialty semiconductors and software, underperformed the broader market after a run-up in the stock price early in the period.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what the portfolio managers believed to each company’s underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio’s largest overweight positions relative to the Benchmark were in the regional banks and media sectors and its largest underweight positions were in the big banks & brokers and the financial services sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	6.5%
2.	Amazon.com, Inc.	5.6
3.	Apple, Inc.	5.3
4.	Mastercard, Inc., Class A	3.8
5.	Alphabet, Inc., Class A	2.9
6.	NextEra Energy, Inc.	2.3
7.	Norfolk Southern Corp.	2.2
8.	Eaton Corp. plc	2.1
9.	Analog Devices, Inc.	2.1
10.	Coca-Cola Co. (The)	2.0

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	30.1%
Consumer Discretionary	13.5
Health Care	12.4
Financials	9.5
Communication Services	9.4
Industrials	9.3
Consumer Staples	5.0
Utilities	4.1
Materials	2.9
Real Estate	2.4
Energy	1.2
Short-Term Investments	0.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of December 31, 2020. The Portfolio’s composition is subject to change.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	25.26%	16.01%	14.27%
CLASS 2 SHARES	August 16, 2006	24.95	15.73	13.99

TEN YEAR PERFORMANCE (12/31/10 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio and the S&P 500 Index from December 31, 2010 to December 31, 2020. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 99.1%

Aerospace & Defense — 1.5%

Northrop Grumman Corp.	6		1,699

Raytheon Technologies Corp.	6		394

			2,093

Air Freight & Logistics — 0.2%

FedEx Corp.	1		258

Airlines — 0.1%

Delta Air Lines, Inc.	3		131

Automobiles — 1.8%

Tesla, Inc. *	3		2,447

Banks — 4.6%

Bank of America Corp.	13		380

Huntington Bancshares, Inc.	35		438

KeyCorp	43		698

Regions Financial Corp.	42		671

Truist Financial Corp.	55		2,635

Wells Fargo & Co.	52		1,576

			6,398

Beverages — 3.5%

Coca-Cola Co. (The)	51		2,793

Constellation Brands, Inc., Class A	9		2,079

			4,872

Biotechnology — 2.7%

AbbVie, Inc.	25		2,694

Alexion Pharmaceuticals, Inc. *	2		330

Biogen, Inc. *	2		395

Regeneron Pharmaceuticals, Inc. *	—	(a)	152

Vertex Pharmaceuticals, Inc. *	1		233

			3,804

Building Products — 0.5%

Trane Technologies plc	5		716

Capital Markets — 2.6%

Ameriprise Financial, Inc.	5		994

Intercontinental Exchange, Inc.	2		179

Morgan Stanley	33		2,285

State Street Corp.	3		224

			3,682

Chemicals — 1.8%

DuPont de Nemours, Inc.	3		193

Eastman Chemical Co.	16		1,648

Linde plc (United Kingdom)	2		612

PPG Industries, Inc.	1		119

			2,572

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 0.4%

Capital One Financial Corp.	6	599

Containers & Packaging — 1.1%

Crown Holdings, Inc. *	15	1,506

Diversified Financial Services — 0.1%

Voya Financial, Inc.	2	108

Electric Utilities — 3.4%

NextEra Energy, Inc.	41	3,192

Xcel Energy, Inc.	24	1,609

		4,801

Electrical Equipment — 2.2%

AMETEK, Inc.	1	153

Eaton Corp. plc	25	2,948

		3,101

Entertainment — 1.6%

Netflix, Inc. *	4	2,304

Equity Real Estate Investment Trusts (REITs) — 2.4%

Prologis, Inc.	23	2,329

SBA Communications Corp.	1	257

Sun Communities, Inc.	2	251

Ventas, Inc.	9	453

		3,290

Food Products — 0.1%

Mondelez International, Inc., Class A	3	202

Health Care Equipment & Supplies — 2.6%

Boston Scientific Corp. *	49	1,763

Intuitive Surgical, Inc. *	1	803

Medtronic plc	5	536

Zimmer Biomet Holdings, Inc.	4	581

		3,683

Health Care Providers & Services — 2.8%

Cigna Corp.	12	2,425

McKesson Corp.	1	143

Quest Diagnostics, Inc.	3	414

UnitedHealth Group, Inc.	3	925

		3,907

Hotels, Restaurants & Leisure — 2.4%

Hilton Worldwide Holdings, Inc.	1	68

McDonald’s Corp.	7	1,528

Yum! Brands, Inc.	16	1,725

		3,321

Household Durables — 0.1%

KB Home	3	93

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Household Durables — continued

Toll Brothers, Inc.	2		95

			188

Household Products — 0.8%

Procter & Gamble Co. (The)	8		1,051

Industrial Conglomerates — 0.5%

Honeywell International, Inc.	3		713

Insurance — 1.7%

Chubb Ltd.	7		1,045

Hartford Financial Services Group, Inc. (The)	5		235

Progressive Corp. (The)	12		1,157

			2,437

Interactive Media & Services — 5.6%

Alphabet, Inc., Class A*	2		3,973

Alphabet, Inc., Class C*	1		2,435

Facebook, Inc., Class A*	5		1,470

			7,878

Internet & Direct Marketing Retail — 5.8%

Amazon.com, Inc. *	2		7,810

Booking Holdings, Inc. *	—	(a)	334

			8,144

IT Services — 7.5%

Booz Allen Hamilton Holding Corp.	5		463

FleetCor Technologies, Inc. *	6		1,706

Leidos Holdings, Inc.	18		1,931

Mastercard, Inc., Class A	15		5,338

Okta, Inc. *	1		147

PayPal Holdings, Inc. *	4		868

			10,453

Life Sciences Tools & Services — 0.5%

Thermo Fisher Scientific, Inc.	2		735

Machinery — 1.4%

Deere & Co.	2		478

Stanley Black & Decker, Inc.	9		1,544

			2,022

Media — 1.6%

Charter Communications, Inc., Class A*	2		1,631

Comcast Corp., Class A	13		659

			2,290

Multi-Utilities — 0.6%

Ameren Corp.	2		159

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued

CMS Energy Corp.	12	703

		862

Oil, Gas & Consumable Fuels — 1.2%

Chevron Corp.	7	624

Diamondback Energy, Inc.	7	338

Pioneer Natural Resources Co.	6	631

Williams Cos., Inc. (The)	6	114

		1,707

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	1	360

Pharmaceuticals — 3.7%

Bristol-Myers Squibb Co.	35	2,142

Elanco Animal Health, Inc. *	6	196

Eli Lilly and Co.	13	2,184

Johnson & Johnson	2	323

Merck & Co., Inc.	4	340

		5,185

Road & Rail — 2.8%

Lyft, Inc., Class A*	8	384

Norfolk Southern Corp.	13	3,050

Uber Technologies, Inc. *	4	198

Union Pacific Corp.	1	296

		3,928

Semiconductors & Semiconductor Equipment — 8.0%

Advanced Micro Devices, Inc. *	21	1,900

Analog Devices, Inc.	20	2,902

Applied Materials, Inc.	6	537

ASML Holding NV (Registered), NYRS (Netherlands)	2	975

Lam Research Corp.	3	1,273

NVIDIA Corp.	1	409

NXP Semiconductors NV (Netherlands)	17	2,627

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5	560

		11,183

Software — 9.2%

Ceridian HCM Holding, Inc. *	6	662

Coupa Software, Inc. *	2	578

Intuit, Inc.	1	266

Microsoft Corp.	41	9,071

Paylocity Holding Corp. *	1	191

salesforce.com, Inc. *	6	1,422

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Software — continued

Workday, Inc., Class A*	3		681

			12,871

Specialty Retail — 3.1%

AutoZone, Inc. *	—	(a)	305

Best Buy Co., Inc.	1		89

Lowe’s Cos., Inc.	5		868

O’Reilly Automotive, Inc. *	4		1,788

Ross Stores, Inc.	7		800

TJX Cos., Inc. (The)	6		431

			4,281

Technology Hardware, Storage & Peripherals — 5.3%

Apple, Inc.	56		7,426

Textiles, Apparel & Luxury Goods — 0.3%

Carter’s, Inc.	1		68

NIKE, Inc., Class B	2		324

			392

Tobacco — 0.3%

Altria Group, Inc.	8		323

Philip Morris International, Inc.	1		99

			422

Wireless Telecommunication Services — 0.4%

T-Mobile US, Inc. *	4		541

Total Common Stocks (Cost $82,735)			138,864

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 3/31/2021 * (Cost $5)	2	1

	SHARES (000)
Short-Term Investments — 0.2%

Investment Companies — 0.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (c) (d) (Cost $338)	338	338

Total Investments — 99.3% (Cost $83,078)		139,203
Other Assets Less Liabilities — 0.7%		964

NET ASSETS — 100.0%		140,167

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
CVR	Contingent Value Rights
NYRS	New York Registry Shares

(a)	Amount rounds to less than one thousand.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	2	03/2021	USD	375	2

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$138,865
Investments in affiliates, at value	338
Cash	1
Deposits at broker for futures contracts	32
Receivables:
Investment securities sold	1,311
Portfolio shares sold	4
Dividends from non-affiliates	93
Dividends from affiliates	—	(a)
Securities lending income (See Note 2.B.)	—	(a)
Variation margin on futures contracts	2

Total Assets	140,646

LIABILITIES:
Payables:
Investment securities purchased	260
Portfolio shares redeemed	92
Accrued liabilities:
Investment advisory fees	63
Administration fees	9
Distribution fees	4
Custodian and accounting fees	8
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	43

Total Liabilities	479

Net Assets	$140,167

NET ASSETS:
Paid-in-Capital	$78,347
Total distributable earnings (loss)	61,820

Total Net Assets	$140,167

Net Assets:
Class 1	$121,611
Class 2	18,556

Total	$140,167

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,252
Class 2	503

Net Asset Value (b):
Class 1 — Offering and redemption price per share	$37.40
Class 2 — Offering and redemption price per share	36.85

Cost of investments in non-affiliates	$82,740
Cost of investments in affiliates	338

(a)	Amount rounds to less than one thousand.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Amounts in thousands)

JPMorgan Insurance Trust U.S. Equity Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)
Dividend income from non-affiliates	2,010
Dividend income from affiliates	5
Income from securities lending (net) (See Note 2.B.)	1

Total investment income	2,016

EXPENSES:
Investment advisory fees	653
Administration fees	89
Distribution fees:
Class 2	42
Custodian and accounting fees	41
Professional fees	56
Trustees’ and Chief Compliance Officer’s fees	26
Printing and mailing costs	29
Transfer agency fees (See Note 2.F.)	2
Other	11

Total expenses	949

Less fees waived	(2)

Net expenses	947

Net investment income (loss)	1,069

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,273
Futures contracts	12

Net realized gain (loss)	6,285

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	20,521
Futures contracts	(17)

Change in net unrealized appreciation/depreciation	20,504

Net realized/unrealized gains (losses)	26,789

Change in net assets resulting from operations	$27,858

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,069	$933
Net realized gain (loss)	6,285	7,415
Change in net unrealized appreciation/depreciation	20,504	21,530

Change in net assets resulting from operations	27,858	29,878

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(7,167)	(7,455)
Class 2	(1,169)	(1,192)

Total distributions to shareholders	(8,336)	(8,647)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,464	(875)

NET ASSETS:
Change in net assets	21,986	20,356
Beginning of period	118,181	97,825

End of period	$140,167	$118,181

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$11,890	$3,480
Distributions reinvested	7,167	7,455
Cost of shares redeemed	(15,387)	(12,159)

Change in net assets resulting from Class 1 capital transactions	$3,670	$(1,224)

Class 2
Proceeds from shares issued	$2,911	$2,559
Distributions reinvested	1,169	1,192
Cost of shares redeemed	(5,286)	(3,402)

Change in net assets resulting from Class 2 capital transactions	$(1,206)	$349

Total change in net assets resulting from capital transactions	$2,464	$(875)

SHARE TRANSACTIONS:
Class 1
Issued	354	118
Reinvested	250	267
Redeemed	(486)	(410)

Change in Class 1 Shares	118	(25)

Class 2
Issued	97	87
Reinvested	41	43
Redeemed	(171)	(115)

Change in Class 2 Shares	(33)	15

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Year Ended December 31, 2020	$32.27	$0.30	$7.16	$7.46	$(0.26)	$(2.07)	$(2.33)
Year Ended December 31, 2019	26.63	0.26	7.81	8.07	(0.26)	(2.17)	(2.43)
Year Ended December 31, 2018	32.43	0.27	(1.93)	(1.66)	(0.27)	(3.87)	(4.14)
Year Ended December 31, 2017	27.03	0.26	5.69	5.95	(0.26)	(0.29)	(0.55)
Year Ended December 31, 2016	25.50	0.26	2.42	2.68	(0.25)	(0.90)	(1.15)

Class 2
Year Ended December 31, 2020	31.83	0.22	7.05	7.27	(0.18)	(2.07)	(2.25)
Year Ended December 31, 2019	26.29	0.19	7.71	7.90	(0.19)	(2.17)	(2.36)
Year Ended December 31, 2018	32.08	0.20	(1.92)	(1.72)	(0.20)	(3.87)	(4.07)
Year Ended December 31, 2017	26.74	0.19	5.64	5.83	(0.20)	(0.29)	(0.49)
Year Ended December 31, 2016	25.24	0.18	2.40	2.58	(0.18)	(0.90)	(1.08)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
		Ratios to average net assets
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$37.40	25.26%	$121,611	0.76%	0.94%	0.76%	66%
32.27	31.75	101,127	0.78	0.88	0.79	69
26.63	(6.16)	84,126	0.74	0.89	0.79	95
32.43	22.28	97,287	0.75	0.89	0.79	91
27.03	10.98	87,878	0.80	0.98	0.80	61

36.85	24.95	18,556	1.01	0.69	1.01	66
31.83	31.44	17,054	1.03	0.64	1.03	69
26.29	(6.42)	13,699	0.99	0.65	1.04	95
32.08	22.04	14,274	1.00	0.65	1.03	91
26.74	10.65	12,079	1.05	0.73	1.05	61

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$139,203	$—	$—	$139,203

Appreciation in Other Financial Instruments
Futures Contracts (a)	$2	$—	$—	$2

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended December 31, 2020, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

$–(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

The Portfolio did not have any securities out on loan at December 31, 2020.

C. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

For the year ended December 31, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)	$173	$9,065	$9,238	$—	$—	$—	—	$1	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.03% (a) (b)	1,568	22,610	23,840	—	—	338	338	5		—

Total	$1,741	$31,675	$33,078	$—	$—	$338		$6		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — The Portfolio used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Portfolio also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price risk. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2020 (amounts in thousands):

Futures Contracts—Equity:
Average Notional Balance Long	$630
Ending Notional Balance Long	375

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2020 are as follows (amounts in thousands):

	Class 1	Class 2		Total
Transfer agency fees	$2	$–	(a)	$2

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(4)	$4

The reclassifications for the Portfolio relate primarily to investments in real estate investment trusts.

I. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Portfolio’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.55% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2020, the effective rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the year ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2021.

For the year ended December 31, 2020, the Portfolio’s service providers did not waive fees and/or reimburse expenses for the Portfolio.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2020 was approximately $2,000.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2020, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$77,236	$82,047

During the year ended December 31, 2020, there were no purchases or sales of U.S. Government securities.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$84,985	$54,501	$281	$54,220

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2020 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,507	$6,829	$8,336

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2019 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,476	$6,171	$8,647

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,506	$4,125	$54,220

The cumulative timing differences primarily consist of non-taxable dividends and wash sale loss deferrals.

As of December 31, 2020, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2020, the Portfolio had three individual shareholder and/or non-affiliated omnibus accounts, which owned 64.6% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Certain derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On February 10, 2021, the contractual expense limitations for Class 1 Shares and Class 2 Shares were extended until at least April 30, 2022.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust U.S. Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust U.S. Equity Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 12, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	21

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	128	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	128	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	128	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	128	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	128	None

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	128	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985. (3)	Self-employed business consultant (2002-present).	128	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	128	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	128	None

Mitchell M. Merin (1953); Trustee of Trust since 2013. (4)	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	128	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	128	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	128	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	23

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (128 funds).

(3)	Mr. Marshall retired from the Board of Trustees effective the close of business on December 31, 2020.

(4)	Mr. Merin retired from the Board of Trustees effective the close of business on January 31, 2021.

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,245.00	$4.35	0.77%
Hypothetical	1,000.00	1,021.27	3.91	0.77
Class 2
Actual	1,000.00	1,243.70	5.70	1.01
Hypothetical	1,000.00	1,020.06	5.13	1.01

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio received from the Adviser. This information includes the Portfolio’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Portfolio’s performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Portfolio and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio gained from their experience as Trustees of the

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	27

J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio for providing administration services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Portfolio’s potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 1 shares was in the second quintile, based upon both the Peer Group and the Universe, for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio. The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 1 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 1 shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	29

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 100.00%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2020.

Long Term Capital Gain

The Portfolio distributed approximately $6,829,000 or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2020.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	AN-JPMITUSEP-1220

Annual Report

JPMorgan Insurance Trust

December 31, 2020

JPMorgan Insurance Trust Income Builder Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call
J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The immense efforts of central banks, government and researchers in the public and private sectors appear to have shepherded the world through the most difficult days of a profound crisis caused by the pandemic. While the economic and health care challenges are not behind us, the uncertainty and turbulence of 2020 has abated.

“We believe the clear lesson is that investors who remained fully invested over the past year, in the face of uncertainty over the direction of the pandemic and the unprecedented responses to it, were likely rewarded for their resolve.” — Andrea L. Lisher

The development of multiple vaccines against Covid-19 toward the end of 2020 provided hope that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. That optimism spread to global financial markets. While leading equity indexes fell by 20% or more in the first quarter of 2020, financial markets stabilized and equity markets largely rebounded — slowly at first and then rapidly the second half of the year. At the end of 2020, the S&P 500 Index had generated a total return of 18.10% for the full 12 months and 22.16% for the final six months of the year.

We believe the clear lesson is that investors who remained fully invested over the past year, in the face of uncertainty over the direction of the pandemic and the unprecedented responses to it, were likely rewarded for their resolve.

Certainly, enormous challenges remain in both the implementation of global vaccinations and in the rebuilding of economies at the local, national and international levels. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to better navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	5.21%
MSCI World Index (net of foreign withholding taxes)	15.90%
Income Builder Composite Benchmark	13.31%

Net Assets as of 12/31/2020 (In Thousands)	$99,860

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Income Builder Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation.

HOW DID THE MARKET PERFORM?

Global financial markets generally recovered from a sharp sell-off in the first quarter of 2020, led by a rally in equity markets in the second half of the year. Investor demand for equity was largely fueled by continued support from central banks, relief spending by governments across the globe and the development and approvals of the first vaccines against Covid-19.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices fell and the price of crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets.

At the start of the second half of the year, U.S. equity led a broad rebound in both developed markets and emerging markets equity. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for S&P 500 in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing $2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the re-opening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed both the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”)

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

and the Income Builder Composite Benchmark (the “Composite”), which is made up of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index, for the twelve months ended December 31, 2020.

The Portfolio’s allocation real estate investment trusts detracted from performance relative to the Benchmark. The Portfolio’s allocation to fixed income also detracted from performance relative to the Benchmark, which is an all-equity index.

Relative to the Composite, the Portfolio’s allocations to global equity and investment grade corporate bonds contributed to relative performance, as those asset classes performed strongly toward the end of the year following the approvals of the first vaccines against Covid-19 and continued fiscal support from governments.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to tactically pursue income. During the first half of the reporting period, the Portfolio’s portfolio managers reduced the Portfolio’s overall equity allocation and increased the Portfolio’s overall duration through the use of government bond futures. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration. Following supportive policy actions from leading central banks in 2020, the portfolio managers increased the Portfolio’s allocation to equity and maintained the Portfolio’s credit allocations. The portfolio managers also added equity-linked notes and increased the Portfolio’s allocation to investment grade corporate bonds.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Equity Income Fund, Class R6 Shares	3.6%
2.	Merrill Lynch International & Co., ELN, 6.83%, 3/3/2021 (linked to Russell 2000 Index)	2.1
3.	JPMorgan Emerging Markets Strategic Debt Fund, Class R6 Shares	2.0
4.	Barclays Bank plc, ELN, 6.50%, 3/24/2021, (linked to Russell 2000 Index)	1.0
5.	JPMorgan Floating Rate Income Fund, Class R6 Shares	0.9
6.	Samsung Electronics Co. Ltd. (South Korea)	0.6
7.	U.S. Treasury Notes, 2.50%, 1/31/2021	0.6
8.	Prologis, Inc., REIT	0.6
9.	Coca-Cola Co. (The)	0.6
10.	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), ADR	0.5

PORTFOLIO COMPOSITION***
Corporate Bonds	40.8%
Common Stocks	34.9
Investment Companies	6.7
Collateralized Mortgage Obligations	3.6
Equity-Linked Notes	3.1
Commercial Mortgage-Backed Securities	2.9
Asset-Backed Securities	1.6
Others (each less than 1.0%)	2.2
Short-Term Investments	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of December 31, 2020. The Portfolio’s composition is subject to change.

ADR	American Depositary Receipt
ELN	Equity-Linked Note
REIT	Real Estate Investment Trust

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Income Builder Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	5.45%	6.55%	5.29%
CLASS 2 SHARES	December 9, 2014	5.21	6.28	5.04

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Income Builder Portfolio, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark from December 9, 2014 to December 31, 2020. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

(Amounts in thousands)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — 41.0%

Australia — 0.3%

Australia & New Zealand Banking Group Ltd.

(USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (b) (c) (d)	200	233

FMG Resources August 2006 Pty. Ltd. 4.75%, 5/15/2022 (c)	21	22

5.13%, 5/15/2024 (c)	12	13

Newcrest Finance Pty. Ltd. 3.25%, 5/13/2030 (c)	10	11

4.20%, 5/13/2050 (c)	5	6

		285

Belgium — 0.1%

Anheuser-Busch Cos. LLC 4.90%, 2/1/2046	15	20

Anheuser-Busch InBev Worldwide, Inc. 4.38%, 4/15/2038	15	18

4.60%, 4/15/2048	30	38

5.55%, 1/23/2049	10	14

4.50%, 6/1/2050	30	38

		128

Canada — 1.7%

1011778 BC ULC 4.25%, 5/15/2024 (c)	87	89

3.88%, 1/15/2028 (c)	17	17

Advanz Pharma Corp. Ltd. 8.00%, 9/6/2024	80	81

Alimentation Couche-Tard, Inc. 4.50%, 7/26/2047 (c)	8	10

3.80%, 1/25/2050 (c)	5	6

ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (c)	20	20

Bank of Nova Scotia (The)

(ICE LIBOR USD 3 Month + 2.65%), 4.65%, 10/12/2022 (a) (b) (d)	13	13

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.90%, 6/4/2025 (a) (b) (d)	15	16

Bell Canada 4.30%, 7/29/2049	30	39

Bombardier, Inc. 6.00%, 10/15/2022 (c)	50	49

6.13%, 1/15/2023 (c)	40	39

7.50%, 12/1/2024 (c)	45	43

7.50%, 3/15/2025 (c)	38	36

Cenovus Energy, Inc. 5.38%, 7/15/2025 (e)	130	147

Emera, Inc.

Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (b)	185	216

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Canada — continued

Enbridge, Inc.

4.50%, 6/10/2044	5	6

Series 16-A, (ICE LIBOR USD 3 Month + 3.89%), 6.00%, 1/15/2077 (b)	10	11

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (b)	45	49

Series 20-A, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 5.75%, 7/15/2080 (b)	117	131

Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024 (c)	65	61

MEG Energy Corp. 6.50%, 1/15/2025 (c)	45	46

NOVA Chemicals Corp. 5.00%, 5/1/2025 (c)	34	35

5.25%, 6/1/2027 (c)	26	28

Open Text Corp. 5.88%, 6/1/2026 (c)	57	59

Precision Drilling Corp. 5.25%, 11/15/2024	3	3

7.13%, 1/15/2026 (c)	23	20

Quebecor Media, Inc. 5.75%, 1/15/2023	130	141

Rogers Communications, Inc. 4.35%, 5/1/2049	25	32

3.70%, 11/15/2049	15	18

Stars Group Holdings BV 7.00%, 7/15/2026 (c)	24	25

TransCanada PipeLines Ltd. 4.75%, 5/15/2038	10	13

5.10%, 3/15/2049	10	13

Transcanada Trust

Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (b)	33	37

(ICE LIBOR USD 3 Month + 4.15%), 5.50%, 9/15/2079 (b)	72	79

Videotron Ltd. 5.00%, 7/15/2022	38	40

5.13%, 4/15/2027 (c)	32	34

		1,702

Cayman Islands — 0.0% (f)

Global Aircraft Leasing Co. Ltd. 13.75% (Blend (cash 6.50% + PIK 7.25%)), 9/15/2024 (c) (g)	31	27

Finland — 0.1%

Nokia OYJ 4.38%, 6/12/2027	12	13

6.63%, 5/15/2039	33	42

		55

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in thousands)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

France — 0.8%

Altice France SA

8.13%, 2/1/2027 (c)	200	220

Credit Agricole SA

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (b) (c) (d)	200	243

Societe Generale SA

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (b) (c) (d)	200	235

Total Capital International SA

2.99%, 6/29/2041	20	22

3.13%, 5/29/2050	25	27

3.39%, 6/29/2060	5	6

		753

Germany — 0.1%

Deutsche Telekom International Finance BV

8.75%, 6/15/2030 (h)	85	134

Ireland — 0.1%

Avolon Holdings Funding Ltd.

5.50%, 1/15/2023 (c)	9	10

5.13%, 10/1/2023 (c)	33	35

5.25%, 5/15/2024 (c)	21	23

Park Aerospace Holdings Ltd.

4.50%, 3/15/2023 (c)	16	17

5.50%, 2/15/2024 (c)	37	40

		125

Italy — 0.1%

Telecom Italia Capital SA

6.38%, 11/15/2033	20	25

6.00%, 9/30/2034	32	39

		64

Luxembourg — 0.2%

Intelsat Jackson Holdings SA

5.50%, 8/1/2023 (i)	100	68

8.00%, 2/15/2024 (c) (h) (i)	77	79

8.50%, 10/15/2024 (c) (i)	110	78

9.75%, 7/15/2025 (c) (i)	35	25

		250

Mexico — 0.2%

Cemex SAB de CV

5.70%, 1/11/2025 (c) (e)	200	204

Netherlands — 0.1%

Shell International Finance BV

4.00%, 5/10/2046	25	32

3.25%, 4/6/2050	40	45

		77

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Norway — 0.0% (f)

Equinor ASA

2.38%, 5/22/2030	20	21

Peru — 0.0% (f)

Hudbay Minerals, Inc.

7.63%, 1/15/2025 (c)	10	10

Switzerland — 0.7%

Credit Suisse Group AG

(USD Swap Semi 5 Year + 5.11%), 7.13%, 7/29/2022 (a) (b) (d) (j)	200	211

(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (a) (b) (c) (d)	200	219

UBS Group AG

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a) (b) (d) (j)	200	227

		657

United Arab Emirates — 0.1%

DAE Funding LLC

4.50%, 8/1/2022 (c)	10	10

5.00%, 8/1/2024 (c)	45	46

Shelf Drilling Holdings Ltd.

8.25%, 2/15/2025 (c)	69	30

		86

United Kingdom — 0.7%

AstraZeneca plc

2.13%, 8/6/2050	65	61

BAT Capital Corp.

4.39%, 8/15/2037	32	36

4.76%, 9/6/2049	45	52

BP Capital Markets plc

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (a) (b) (d)	26	28

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (a) (b) (d)	121	135

Natwest Group plc

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (a) (b) (d)	200	219

Vodafone Group plc

5.00%, 5/30/2038	15	20

5.25%, 5/30/2048	40	55

4.25%, 9/17/2050	30	37

(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (b)	57	71

		714

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

United States — 35.7%

Abbott Laboratories

4.75%, 11/30/2036	70	96

4.90%, 11/30/2046	25	37

AbbVie, Inc.

4.05%, 11/21/2039	30	36

4.45%, 5/14/2046	25	32

4.25%, 11/21/2049	40	50

Acadia Healthcare Co., Inc.

5.63%, 2/15/2023	20	20

6.50%, 3/1/2024	55	56

ACCO Brands Corp.

5.25%, 12/15/2024 (c)	12	12

Adient US LLC

7.00%, 5/15/2026 (c)	120	131

ADT Security Corp. (The)

4.13%, 6/15/2023	95	101

4.88%, 7/15/2032 (c)	45	49

Advanced Drainage Systems, Inc.

5.00%, 9/30/2027 (c)	10	11

AECOM

5.88%, 10/15/2024	5	6

5.13%, 3/15/2027	53	59

AEP Texas, Inc.

Series H, 3.45%,

1/15/2050	10	11

AEP Transmission Co. LLC

Series M, 3.65%, 4/1/2050	10	12

Aetna, Inc.

4.75%, 3/15/2044	14	18

3.88%, 8/15/2047	25	30

Air Lease Corp.

3.38%, 7/1/2025	10	11

3.75%, 6/1/2026	10	11

Albertsons Cos., Inc.

5.75%, 3/15/2025	21	22

7.50%, 3/15/2026 (c)	80	90

5.88%, 2/15/2028 (c)	38	41

Alcoa Nederland Holding BV

6.13%, 5/15/2028 (c)	200	218

Allegheny Technologies, Inc.

7.88%, 8/15/2023 (h)	10	11

Allied Universal Holdco LLC

6.63%, 7/15/2026 (c)	13	14

9.75%, 7/15/2027 (c)	13	14

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Allison Transmission, Inc.

4.75%, 10/1/2027 (c)	65	68

5.88%, 6/1/2029 (c)	70	78

Allstate Corp. (The)

Series B, (ICE LIBOR USD 3 Month + 2.94%),

5.75%, 8/15/2053 (b)	33	35

Ally Financial, Inc.

5.75%, 11/20/2025	110	128

8.00%, 11/1/2031	39	57

Alphabet, Inc.

2.05%, 8/15/2050	25	24

2.25%, 8/15/2060	15	14

Altria Group, Inc.

3.88%, 9/16/2046	40	42

5.95%, 2/14/2049	10	14

4.45%, 5/6/2050	10	12

Amazon.com, Inc.

4.95%, 12/5/2044	10	15

2.50%, 6/3/2050	10	10

2.70%, 6/3/2060	25	27

AMC Entertainment Holdings, Inc.

10.50%, 4/24/2026 (c) (e)	26	18

12.00% (PIK), 6/15/2026 (c) (g)	76	16

AMC Networks, Inc.

4.75%, 12/15/2022	27	27

Ameren Corp.

3.50%, 1/15/2031	15	17

American Airlines Group, Inc.

5.00%, 6/1/2022 (c)	21	19

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025	87	90

6.25%, 3/15/2026	52	54

6.50%, 4/1/2027	53	56

American Express Co.

Series B, (ICE LIBOR USD 3 Month + 3.43%), 3.65%, 2/15/2021 (a) (b) (d)	18	18

Series C, (ICE LIBOR USD 3 Month + 3.29%), 3.50%, 3/15/2021 (a) (b) (d)	21	20

American International Group, Inc.

3.88%, 1/15/2035	23	28

Series A-9, (ICE LIBOR USD 3 Month + 2.87%), 5.75%, 4/1/2048 (b)	29	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

(Amounts in thousands)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued
American Tower Corp.

REIT, 3.70%, 10/15/2049	10	11

REIT, 3.10%, 6/15/2050	55	57
American Water Capital Corp.

3.45%, 5/1/2050	10	12
AmeriGas Partners LP

5.63%, 5/20/2024	25	27

5.75%, 5/20/2027	35	40
Amgen, Inc.

3.15%, 2/21/2040	20	22

3.38%, 2/21/2050	35	39
Amkor Technology, Inc.

6.63%, 9/15/2027 (c) (e)	62	67
Amsted Industries, Inc.

5.63%, 7/1/2027 (c)	21	22
Antero Midstream Partners LP

5.38%, 9/15/2024	10	10
Antero Resources Corp.

5.13%, 12/1/2022 (e)	11	11

5.63%, 6/1/2023	14	14
Anthem, Inc.

3.13%, 5/15/2050	25	27
Apple, Inc.

4.50%, 2/23/2036	35	47

3.85%, 5/4/2043	25	32

4.65%, 2/23/2046	5	7

2.65%, 5/11/2050	30	32

2.55%, 8/20/2060	5	5
Archrock Partners LP

6.88%, 4/1/2027 (c)	7	8
Arconic Corp.

6.00%, 5/15/2025 (c)	110	117
Ardagh Packaging Finance plc

4.13%, 8/15/2026 (c)	200	209
AT&T, Inc.

3.50%, 6/1/2041	35	38

4.50%, 3/9/2048	26	31

3.65%, 6/1/2051	15	15

3.30%, 2/1/2052	10	10

3.50%, 9/15/2053 (c)	12	12

3.55%, 9/15/2055 (c)	15	15

3.65%, 9/15/2059 (c)	4	4

3.85%, 6/1/2060	25	26

3.50%, 2/1/2061	15	15

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
Avis Budget Car Rental LLC

6.38%, 4/1/2024 (c)	100	102

5.25%, 3/15/2025 (c)	50	50

5.75%, 7/15/2027 (c) (e)	24	24
B&G Foods, Inc.

5.25%, 4/1/2025	146	151
Baker Hughes a GE Co. LLC

4.08%, 12/15/2047	15	17
Baltimore Gas and Electric Co.

2.90%, 6/15/2050	5	5
Bank of America Corp.

Series U, (ICE LIBOR USD 3 Month + 3.14%), 5.20%, 6/1/2023 (a) (b) (d)	56	58

Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.13%, 6/20/2024 (a) (b) (d)	24	25

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (a) (b) (d)	146	162

Series Z, (ICE LIBOR USD 3 Month + 4.17%), 6.50%, 10/23/2024 (a) (b) (d)	53	61

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (a) (b) (d)	33	37

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (a) (b) (d) (e)	20	23

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (a) (b) (d) (e)	120	140

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (a) (b) (d)	133	150

(SOFR + 1.93%), 2.68%, 6/19/2041 (b)	75	78

(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051 (b)	40	51
Bank of New York Mellon Corp. (The)

Series E, (ICE LIBOR USD 3 Month + 3.42%), 3.66%, 3/20/2021 (a) (b) (d)	22	22

Series D, (ICE LIBOR USD 3 Month + 2.46%), 4.50%, 6/20/2023 (a) (b) (d)	51	52

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.36%), 4.70%, 9/20/2025 (a) (b) (d)	13	14

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.35%), 3.70%, 3/20/2026 (a) (b) (d)	20	21

Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026 (a) (b) (d)	100	106
Bausch Health Americas, Inc.

9.25%, 4/1/2026 (c)	26	29

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

Bausch Health Cos., Inc.

7.00%, 3/15/2024 (c)	69	71

6.13%, 4/15/2025 (c)	95	98

5.50%, 11/1/2025 (c)	121	125

9.00%, 12/15/2025 (c)	68	75

5.75%, 8/15/2027 (c)	12	13

7.00%, 1/15/2028 (c)	20	22

5.00%, 1/30/2028 (c)	340	350

7.25%, 5/30/2029 (c)	22	25
Baxter International, Inc.

3.50%, 8/15/2046	15	17
Berkshire Hathaway Energy Co.

4.25%, 10/15/2050 (c)	15	19

2.85%, 5/15/2051 (c)	20	21
Berkshire Hathaway Finance Corp.

4.25%, 1/15/2049	10	13

2.85%, 10/15/2050	10	11

Berry Global, Inc.

5.13%, 7/15/2023 (e)	5	5

4.88%, 7/15/2026 (c)	84	90

5.63%, 7/15/2027 (c)	20	22

Biogen, Inc.

3.15%, 5/1/2050	55	57

Boston Scientific Corp.

4.00%, 3/1/2029	20	23

2.65%, 6/1/2030	55	59

4.55%, 3/1/2039	10	13

Boyd Gaming Corp.

6.38%, 4/1/2026	4	4

6.00%, 8/15/2026	34	35

Boyne USA, Inc.

7.25%, 5/1/2025 (c)	41	43

BP Capital Markets America, Inc.

3.00%, 2/24/2050	30	31

2.77%, 11/10/2050	30	30

2.94%, 6/4/2051	15	15

Brink’s Co. (The)

4.63%, 10/15/2027 (c)	75	78

Bristol-Myers Squibb Co.

4.13%, 6/15/2039	30	38

2.35%, 11/13/2040	25	26

4.25%, 10/26/2049	15	20

2.55%, 11/13/2050	25	26

Broadcom, Inc.

4.15%, 11/15/2030	15	17

4.30%, 11/15/2032	15	18

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Brookfield Property REIT, Inc.

REIT, 5.75%, 5/15/2026 (c)	59	58

Buckeye Partners LP

3.95%, 12/1/2026	60	61

Burlington Northern Santa Fe LLC

5.15%, 9/1/2043	5	7

3.05%, 2/15/2051	55	62

Callon Petroleum Co.

6.25%, 4/15/2023	66	42

6.13%, 10/1/2024	8	5

6.38%, 7/1/2026	6	3

Calpine Corp.

5.25%, 6/1/2026 (c)	61	63

Cameron LNG LLC

2.90%, 7/15/2031 (c)	10	11

3.30%, 1/15/2035 (c)	5	6

Capital One Financial Corp.

Series E, (ICE LIBOR USD 3 Month + 3.80%), 4.03%, 3/1/2021 (a) (b) (d)	30	30

Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026 (c)	44	45

5.00%, 7/15/2027 (c)	29	31

CCO Holdings LLC 5.75%, 2/15/2026 (c)	85	88

5.50%, 5/1/2026 (c)	130	135

5.13%, 5/1/2027 (c)	158	168

5.88%, 5/1/2027 (c)	35	36

5.00%, 2/1/2028 (c)	23	24

4.75%, 3/1/2030 (c)	404	436

CDK Global, Inc. 5.25%, 5/15/2029 (c)	99	110

CDW LLC 4.25%, 4/1/2028	40	42

Cedar Fair LP 5.38%, 4/15/2027	3	3

5.25%, 7/15/2029	6	6

Centene Corp. 4.75%, 1/15/2025	30	31

3.38%, 2/15/2030	330	347

CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048 (e)	10	13

CenterPoint Energy, Inc.

Series A, (ICE LIBOR USD 3 Month + 3.27%), 6.13%, 9/1/2023 (a) (b) (d)	46	48

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	30	31

Series W, 6.75%, 12/1/2023	28	31

Series Y, 7.50%, 4/1/2024 (e)	2	2

5.63%, 4/1/2025	57	62

Series G, 6.88%, 1/15/2028 (e)	160	186

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

Charles Schwab Corp. (The)

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.38%, 6/1/2025 (a) (b) (d) (e)	40	44

Series F, (ICE LIBOR USD 3 Month + 2.58%), 5.00%, 12/1/2027 (a) (b) (d)	99	106

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (a) (b) (d)	70	74

Chemours Co. (The) 7.00%, 5/15/2025 (e)	82	85

5.38%, 5/15/2027 (e)	55	59

Cheniere Energy Partners LP 5.25%, 10/1/2025	18	18

5.63%, 10/1/2026	14	15

4.50%, 10/1/2029	120	127

Chesapeake Energy Corp.

11.50%, 1/1/2025 (c) (i)	45	8

Chevron Corp. 2.98%, 5/11/2040	10	11

Chevron USA, Inc. 2.34%, 8/12/2050	5	5

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (c)	45	47

8.00%, 10/15/2025 (c)	15	16

Cinemark USA, Inc. 4.88%, 6/1/2023	25	24

CIT Group, Inc. 4.75%, 2/16/2024	22	24

5.25%, 3/7/2025	45	51

6.13%, 3/9/2028	21	26

Citigroup, Inc.

Series R, (ICE LIBOR USD 3 Month + 4.48%), 4.70%, 2/15/2021 (a) (b) (d)	45	45

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (a) (b) (d)	139	146

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (a) (b) (d)	30	32

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (a) (b) (d)	158	171

Series U, (SOFR + 3.81%), 5.00%, 9/12/2024 (a) (b) (d)	141	147

Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (a) (b) (d)	124	127

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (a) (b) (d)	103	113

Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (a) (b) (d)	80	82

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (a) (b) (d)	98	112

(SOFR + 2.11%), 2.57%, 6/3/2031 (b)	25	27

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (b)	10	12

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

(SOFR + 4.55%), 5.32%, 3/26/2041 (b)	35	49

(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048 (b)	21	27

Citizens Financial Group, Inc.

Series A, (ICE LIBOR USD 3 Month + 3.96%), 4.19%, 4/6/2021 (a) (b) (d)	27	27

Series B, (ICE LIBOR USD 3 Month + 3.00%), 6.00%, 7/6/2023 (a) (b) (d)	23	23

Series C, (ICE LIBOR USD 3 Month + 3.16%), 6.37%, 4/6/2024 (a) (b) (d)	35	36

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024	170	172

5.13%, 8/15/2027 (c)	35	35

Clearway Energy Operating LLC 5.75%, 10/15/2025	20	21

Cleveland Electric Illuminating Co. (The) 4.55%, 11/15/2030 (c)	15	17

CMS Energy Corp.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.12%), 4.75%, 6/1/2050 (b)	20	23

Coca-Cola Co. (The) 2.60%, 6/1/2050	50	53

Colfax Corp.

6.00%, 2/15/2024 (c)	33	34

6.38%, 2/15/2026 (c)	5	6

Comcast Corp.

3.20%, 7/15/2036	20	23

3.75%, 4/1/2040	20	24

3.45%, 2/1/2050	25	29

4.05%, 11/1/2052	55	70

2.65%, 8/15/2062	15	15

Commercial Metals Co.

4.88%, 5/15/2023	19	20

5.38%, 7/15/2027	61	64

CommScope Technologies LLC

6.00%, 6/15/2025 (c)	97	99

5.00%, 3/15/2027 (c)	15	15

CommScope, Inc.

5.50%, 3/1/2024 (c)	31	32

6.00%, 3/1/2026 (c)	35	37

8.25%, 3/1/2027 (c) (e)	75	80

Community Health Systems, Inc.

8.63%, 1/15/2024 (c)	37	38

8.00%, 3/15/2026 (c)	11	12

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

Constellation Brands, Inc.

4.50%, 5/9/2047	20	25

5.25%, 11/15/2048	15	21

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (c)	32	30

Corning, Inc. 5.35%, 11/15/2048	5	7

Covanta Holding Corp. 5.88%, 7/1/2025	19	20

Cox Communications, Inc.

4.80%, 2/1/2035 (c)	5	7

2.95%, 10/1/2050 (c)	15	15

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (h)	10	10

5.75%, 4/1/2025	29	29

5.63%, 5/1/2027 (c)	10	10

Crown Americas LLC

4.50%, 1/15/2023	27	28

4.75%, 2/1/2026	26	27

Crown Castle International Corp.

REIT, 5.20%, 2/15/2049	5	7

REIT, 4.15%, 7/1/2050	28	34

REIT, 3.25%, 1/15/2051	15	16

CSC Holdings LLC

6.75%, 11/15/2021	27	28

5.88%, 9/15/2022	15	16

5.25%, 6/1/2024	157	170

5.75%, 1/15/2030 (c)	200	219

CSX Corp. 4.75%, 11/15/2048	29	40

Cummins, Inc. 2.60%, 9/1/2050	20	20

Curo Group Holdings Corp. 8.25%, 9/1/2025 (c)	71	67

CVR Partners LP 9.25%, 6/15/2023 (c)	164	164

CVS Health Corp.

4.78%, 3/25/2038	15	19

4.13%, 4/1/2040	10	12

2.70%, 8/21/2040	20	20

5.30%, 12/5/2043	30	41

5.05%, 3/25/2048	10	13

Dana, Inc. 5.38%, 11/15/2027	115	122

Darling Ingredients, Inc. 5.25%, 4/15/2027 (c)	12	13

DCP Midstream Operating LP

4.95%, 4/1/2022	5	5

3.88%, 3/15/2023	38	39

5.38%, 7/15/2025	14	15

6.75%, 9/15/2037 (c)	20	22

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Deere & Co. 3.75%, 4/15/2050	30	39

Delek Logistics Partners LP 6.75%, 5/15/2025	48	47

Dell International LLC

7.13%, 6/15/2024 (c)	65	68

6.02%, 6/15/2026 (c)	10	12

4.90%, 10/1/2026 (c)	5	6

DH Europe Finance II SARL 3.25%, 11/15/2039	20	23

Diamond Sports Group LLC 5.38%, 8/15/2026 (c)	53	43

Discovery Communications LLC

5.30%, 5/15/2049	20	26

4.65%, 5/15/2050	20	25

DISH DBS Corp.

6.75%, 6/1/2021	105	107

5.88%, 7/15/2022	24	25

5.00%, 3/15/2023	223	231

5.88%, 11/15/2024	25	26

7.75%, 7/1/2026	125	140

Dole Food Co., Inc. 7.25%, 6/15/2025 (c)	50	51

Dominion Energy, Inc.

Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.99%), 4.65%, 12/15/2024 (a) (b) (d)	24	25

(ICE LIBOR USD 3 Month + 3.06%), 5.75%, 10/1/2054 (b)	10	11

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (c)	87	88

Duke Energy Corp.

3.75%, 9/1/2046	15	18

3.95%, 8/15/2047	10	12

Duke Energy Progress LLC 4.10%, 3/15/2043 (e)	20	25

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (c)	27	29

Duquesne Light Holdings, Inc. 3.62%, 8/1/2027 (c)	2	2

Eli Lilly and Co. 2.25%, 5/15/2050	66	65

Embarq Corp. 8.00%, 6/1/2036	124	153

EMC Corp. 3.38%, 6/1/2023	26	27

Energy Transfer Operating LP

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (a) (b) (d)	65	55

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.31%), 7.13%, 5/15/2030 (a) (b) (d)	30	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (a) (b) (d)	30	17

4.40%, 4/1/2024	19	19

4.15%, 6/1/2025	23	23

4.85%, 7/15/2026	58	56

5.60%, 4/1/2044	5	4

Entegris, Inc. 4.63%, 2/10/2026 (c)	49	51

Entercom Media Corp. 7.25%, 11/1/2024 (c) (e)	35	35

6.50%, 5/1/2027 (c)	41	42

Entergy Texas, Inc. 3.55%, 9/30/2049	15	17

Enterprise Development Authority (The) 12.00%, 7/15/2024 (c)	82	92

Enterprise Products Operating LLC 4.80%, 2/1/2049	10	13

4.20%, 1/31/2050	25	29

3.70%, 1/31/2051	5	6

Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (b)	25	25

Envision Healthcare Corp. 8.75%, 10/15/2026 (c)	20	13

EOG Resources, Inc. 5.10%, 1/15/2036	10	12

EQT Corp. 7.88%, 2/1/2025 (h)	105	120

Equitable Holdings, Inc.

Series B, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.74%), 4.95%, 9/15/2025 (a) (b) (d)	5	5

ESH Hospitality, Inc.

REIT, 5.25%, 5/1/2025 (c)	30	31

REIT, 4.63%, 10/1/2027 (c)	30	30

Essex Portfolio LP REIT, 2.65%, 9/1/2050	10	10

Evergy, Inc. 2.90%, 9/15/2029	20	22

Exela Intermediate LLC 10.00%, 7/15/2023 (c)	94	29

Exxon Mobil Corp. 4.23%, 3/19/2040	10	12

4.33%, 3/19/2050	15	20

3.45%, 4/15/2051	35	40

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (c)	15	17

Florida Power & Light Co. 4.05%, 6/1/2042	15	19

Ford Motor Credit Co. LLC 4.39%, 1/8/2026	200	210

4.54%, 8/1/2026	200	214

5.11%, 5/3/2029	275	306

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Fox Corp. 5.58%, 1/25/2049	5	7

Freeport-McMoRan, Inc. 5.00%, 9/1/2027	140	149

5.45%, 3/15/2043	75	93

Frontier Communications Corp. 7.63%, 4/15/2024 (i)	11	5

6.88%, 1/15/2025 (i)	24	12

11.00%, 9/15/2025 (i)	31	16
General Electric Co.

Series D, (ICE LIBOR USD 3 Month + 3.33%), 5.00%, 3/15/2021 (a) (b) (d)	236	219

3.63%, 5/1/2030	20	23

Genesis Energy LP 6.50%, 10/1/2025	5	5

6.25%, 5/15/2026	15	14

Gilead Sciences, Inc. 2.60%, 10/1/2040	20	20

4.15%, 3/1/2047 (e)	15	18

2.80%, 10/1/2050	35	35

Global Payments, Inc. 4.15%, 8/15/2049	5	6

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (c)	50	53

Goldman Sachs Capital II

(ICE LIBOR USD 3 Month + 0.77%, 4.00% Floor), 4.00%, 2/8/2021 (a) (b) (d)	22	22

Goldman Sachs Group, Inc. (The)

Series M, (ICE LIBOR USD 3 Month + 3.92%), 4.13%, 2/8/2021 (a) (b) (d)	134	134

Series S, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 4.40%, 2/10/2025 (a) (b) (d)	11	11

Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%, 2/10/2025 (a) (b) (d)	24	25

3.80%, 3/15/2030	25	30

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (b)	15	18

4.80%, 7/8/2044	25	35

Goodyear Tire & Rubber Co. (The) 5.13%, 11/15/2023	28	28

5.00%, 5/31/2026	47	48

4.88%, 3/15/2027	10	10

Gray Television, Inc. 5.88%, 7/15/2026 (c)	20	21

7.00%, 5/15/2027 (c)	45	49

Greif, Inc. 6.50%, 3/1/2027 (c)	36	38

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

Guardian Life Insurance Co. of America (The) 4.88%, 6/19/2064 (c)	5	7

3.70%, 1/22/2070 (c)	5	5

Hanesbrands, Inc. 4.88%, 5/15/2026 (c)	60	65

Harsco Corp. 5.75%, 7/31/2027 (c)	9	10

HAT Holdings I LLC REIT, 5.25%, 7/15/2024 (c)	13	14

HCA, Inc. 5.38%, 2/1/2025	146	164

5.88%, 2/15/2026	285	328

5.63%, 9/1/2028	274	324

Healthpeak Properties, Inc.

REIT, 3.00%, 1/15/2030	10	11

REIT, 2.88%, 1/15/2031	10	11

Herc Holdings, Inc. 5.50%, 7/15/2027 (c)	28	30

Hertz Corp. (The) 7.63%, 6/1/2022 (c) (i)	8	8

5.50%, 10/15/2024 (c) (i)	70	38

7.13%, 8/1/2026 (c) (i)	75	40

Hilcorp Energy I LP 5.00%, 12/1/2024 (c)	90	89

5.75%, 10/1/2025 (c)	4	4

6.25%, 11/1/2028 (c)	39	40

Hill-Rom Holdings, Inc. 5.00%, 2/15/2025 (c)	15	16

4.38%, 9/15/2027 (c)	75	79

Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026	12	13

4.88%, 1/15/2030	24	26

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	28	29

Hilton Worldwide Finance LLC 4.88%, 4/1/2027	32	34

Hologic, Inc. 4.63%, 2/1/2028 (c)	25	27

Home Depot, Inc. (The) 4.25%, 4/1/2046	15	20

Honeywell International, Inc. 2.80%, 6/1/2050	10	11

Howmet Aerospace, Inc. 5.13%, 10/1/2024	107	118

5.90%, 2/1/2027	8	9

5.95%, 2/1/2037	34	41

Hughes Satellite Systems Corp. 5.25%, 8/1/2026	125	138

6.63%, 8/1/2026	20	23

Huntington Bancshares, Inc.

Series E, (ICE LIBOR USD 3 Month + 2.88%), 5.70%, 4/15/2023 (a) (b) (d)	23	23

Icahn Enterprises LP 6.25%, 2/1/2022	43	43

4.75%, 9/15/2024	70	73

6.38%, 12/15/2025	22	23

iHeartCommunications, Inc. 6.38%, 5/1/2026	57	61

8.38%, 5/1/2027	98	104

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

5.25%, 8/15/2027 (c)	18	19

ILFC E-Capital Trust I

(USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 3.23%, 12/21/2065 (b) (c)	100	67

Intel Corp. 4.10%, 5/19/2046	35	44

3.10%, 2/15/2060	5	6

International Game Technology plc 6.50%, 2/15/2025 (c)	200	224

IQVIA, Inc. 5.00%, 5/15/2027 (c)	200	213

IRB Holding Corp. 6.75%, 2/15/2026 (c)	56	58

Iron Mountain, Inc.

REIT, 4.88%, 9/15/2027 (c)	84	88

REIT, 5.25%, 3/15/2028 (c)	48	50

ITC Holdings Corp. 2.95%, 5/14/2030 (c)	10	11

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (c)	31	33

JBS USA LUX SA 5.75%, 6/15/2025 (c)	96	99

6.50%, 4/15/2029 (c)	63	74

5.50%, 1/15/2030 (c)	42	48

Johnson & Johnson 2.25%, 9/1/2050	15	15

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (c)	80	83

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	11	11

Keurig Dr Pepper, Inc. 4.42%, 12/15/2046	30	38

3.80%, 5/1/2050 (e)	25	30

Kinder Morgan Energy Partners LP 4.70%, 11/1/2042	10	11

Kinder Morgan, Inc. 3.25%, 8/1/2050	15	15

Kraft Heinz Foods Co. 4.63%, 1/30/2029	175	200

Kroger Co. (The) 3.88%, 10/15/2046	38	44

LABL Escrow Issuer LLC 6.75%, 7/15/2026 (c)	100	108

Ladder Capital Finance Holdings LLLP REIT, 5.25%, 10/1/2025 (c)	48	48

Lamar Media Corp. 5.75%, 2/1/2026	20	21

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (c)	89	93

Leidos, Inc. 4.38%, 5/15/2030 (c)	10	12

Lennar Corp.

4.50%, 4/30/2024	15	16

5.88%, 11/15/2024	45	52

4.75%, 5/30/2025	5	6

5.25%, 6/1/2026	14	17

5.00%, 6/15/2027	20	23

Level 3 Financing, Inc.

5.38%, 1/15/2024	10	10

5.38%, 5/1/2025	91	93

5.25%, 3/15/2026	54	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

Liberty Interactive LLC 8.25%, 2/1/2030	35	39

Live Nation Entertainment, Inc.

5.63%, 3/15/2026 (c)	33	34

6.50%, 5/15/2027 (c)	165	184

Lockheed Martin Corp. 2.80%, 6/15/2050	35	38

Lowe’s Cos., Inc. 3.70%, 4/15/2046	10	12

LPL Holdings, Inc. 5.75%, 9/15/2025 (c)	50	52

Macy’s, Inc. 8.38%, 6/15/2025 (c)	90	100

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	50	52

Mastercard, Inc. 3.85%, 3/26/2050	15	19

Matador Resources Co. 5.88%, 9/15/2026	55	54

Mattel, Inc.

3.15%, 3/15/2023 (e)	37	38

6.75%, 12/31/2025 (c)	150	158

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (c)	227	231

McDonald’s Corp.

3.70%, 2/15/2042	10	11

3.63%, 9/1/2049	10	12

Mellon Capital IV

Series 1, (ICE LIBOR USD 3 Month + 0.57%, 4.00% Floor), 4.00%, 2/8/2021 (a) (b) (d)	8	8

Merck & Co., Inc.

2.35%, 6/24/2040	5	5

4.00%, 3/7/2049	15	20

Meredith Corp. 6.88%, 2/1/2026 (e)	185	180

MetLife Capital Trust IV 7.88%, 12/15/2037 (c)	100	141

MetLife, Inc.

Series C, (ICE LIBOR USD 3 Month + 3.58%), 3.79%, 2/8/2021 (a) (b) (d)	23	23

Series G, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 3.85%, 9/15/2025 (a) (b) (d)	70	74

Series D, (ICE LIBOR USD 3 Month + 2.96%), 5.87%, 3/15/2028 (a) (b) (d)	82	94

6.40%, 12/15/2036	108	139

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

MGM Growth Properties Operating Partnership LP

REIT, 5.75%, 2/1/2027	23	26

MGM Resorts International 4.63%, 9/1/2026	200	212

Microsoft Corp.

3.45%, 8/8/2036	50	62

4.10%, 2/6/2037	16	21

2.68%, 6/1/2060	15	16

MidAmerican Energy Co. 4.25%, 5/1/2046	15	19

Midcontinent Communications 5.38%, 8/15/2027 (c)	17	18

Mississippi Power Co. Series 12-A, 4.25%, 3/15/2042	15	18

Moody’s Corp. 2.55%, 8/18/2060	20	19

Morgan Stanley

Series H, (ICE LIBOR USD 3 Month + 3.61%), 3.85%, 4/15/2021 (a) (b) (d)	249	247

Series J, (ICE LIBOR USD 3 Month + 3.81%), 4.05%, 4/15/2021 (a) (b) (d) (e)	159	158

Series J, (ICE LIBOR USD 3 Month + 3.81%), 4.05%, 4/15/2021 (a) (b) (d)	14	14

Series N, (ICE LIBOR USD 3 Month + 3.16%), 5.30%, 12/15/2025 (a) (b) (d)	8	8

Series M, (ICE LIBOR USD 3 Month + 4.44%), 5.87%, 9/15/2026 (a) (b) (d)	18	20

(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (b)	20	24

(SOFR + 1.14%), 2.70%, 1/22/2031 (b)	25	27

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (b)	25	33

MPLX LP

2.65%, 8/15/2030	15	15

4.50%, 4/15/2038	5	6

MSCI, Inc. 5.38%, 5/15/2027 (c)	69	74

MTS Systems Corp. 5.75%, 8/15/2027 (c)	24	26

MYT Holding LLC 7.50% (PIK), 9/25/2025 (c) (g)	10	10

National Rural Utilities Cooperative Finance Corp.

(ICE LIBOR USD 3 Month + 3.63%), 5.25%, 4/20/2046 (b)	20	22

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

NCR Corp.

5.75%, 9/1/2027 (c)	25	26

6.13%, 9/1/2029 (c)	25	28

Netflix, Inc.

5.88%, 2/15/2025	100	115

4.88%, 4/15/2028	15	17

5.88%, 11/15/2028	60	72

5.38%, 11/15/2029 (c)	15	18

4.88%, 6/15/2030 (c)	15	17

New Albertsons LP

7.75%, 6/15/2026	5	6

6.63%, 6/1/2028	15	17

7.45%, 8/1/2029	21	25

8.00%, 5/1/2031	80	100

New York Life Insurance Co. 3.75%, 5/15/2050 (c)	10	12

Newell Brands, Inc.

4.70%, 4/1/2026 (h)	150	165

Nexstar Broadcasting, Inc. 5.63%, 7/15/2027 (c)	43	46

NextEra Energy Capital Holdings, Inc.

2.75%, 11/1/2029	5	6

2.25%, 6/1/2030	50	52

(ICE LIBOR USD 3 Month + 2.07%), 2.29%, 10/1/2066 (b)	39	34

(ICE LIBOR USD 3 Month + 2.13%), 2.34%, 6/15/2067 (b)	22	19

(ICE LIBOR USD 3 Month + 3.16%), 5.65%, 5/1/2079 (b)	28	33

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (c)	23	25

4.25%, 9/15/2024 (c)	4	4

4.50%, 9/15/2027 (c)	8	9

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (c)	10	10

Nielsen Finance LLC 5.00%, 4/15/2022 (c)	39	39

NIKE, Inc.

3.25%, 3/27/2040	5	6

3.88%, 11/1/2045	15	19

3.38%, 3/27/2050	5	6

NiSource, Inc.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.84%), 5.65%, 6/15/2023 (a) (b) (d)	30	31

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

4.80%, 2/15/2044	4	5

Norfolk Southern Corp.

3.95%, 10/1/2042	10	12

3.05%, 5/15/2050	40	44

Northern States Power Co. 3.40%, 8/15/2042	20	23

Northrop Grumman Corp. 5.15%, 5/1/2040	20	28

3.85%, 4/15/2045	55	67

Northwestern Mutual Life Insurance Co. (The) 3.85%, 9/30/2047 (c)	2	2

Novelis Corp. 5.88%, 9/30/2026 (c)	25	26

NRG Energy, Inc.

7.25%, 5/15/2026	40	42

6.63%, 1/15/2027	15	16

5.75%, 1/15/2028	12	13

5.25%, 6/15/2029 (c)	26	29

Nuance Communications, Inc. 5.63%, 12/15/2026	59	62

NuStar Logistics LP

6.00%, 6/1/2026	12	13

5.63%, 4/28/2027	30	32

Occidental Petroleum Corp.

2.90%, 8/15/2024	205	197

8.88%, 7/15/2030	115	135

Oceaneering International, Inc. 6.00%, 2/1/2028	14	13

Oncor Electric Delivery Co. LLC 4.10%, 11/15/2048	10	13

OneMain Finance Corp. 7.75%, 10/1/2021	40	42

6.13%, 5/15/2022	5	5

5.63%, 3/15/2023	27	29

6.13%, 3/15/2024	20	22

6.88%, 3/15/2025	45	52

7.13%, 3/15/2026	52	62

6.63%, 1/15/2028	33	39

ONEOK, Inc. 3.40%, 9/1/2029	5	5

Oracle Corp. 3.90%, 5/15/2035	26	32

3.85%, 7/15/2036	4	5

3.60%, 4/1/2040	35	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

3.60%, 4/1/2050	55	64

Otis Worldwide Corp. 3.36%, 2/15/2050	5	6

Outfront Media Capital LLC 5.63%, 2/15/2024	25	26

5.00%, 8/15/2027 (c)	15	15

Pacific Gas and Electric Co. 4.00%, 12/1/2046	30	31

PacifiCorp 4.10%, 2/1/2042	18	22

3.30%, 3/15/2051	17	20

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c)	12	13

PBF Holding Co. LLC 7.25%, 6/15/2025	25	16

PBF Logistics LP 6.88%, 5/15/2023	25	24

PECO Energy Co. 2.80%, 6/15/2050	3	3

Penske Automotive Group, Inc. 5.50%, 5/15/2026	75	78

PepsiCo, Inc. 3.50%, 3/19/2040	20	24

Performance Food Group, Inc. 5.50%, 10/15/2027 (c)	20	21

PetSmart, Inc. 7.13%, 3/15/2023 (c)	70	70

5.88%, 6/1/2025 (c)	232	238

Pfizer, Inc. 2.55%, 5/28/2040	20	21

2.70%, 5/28/2050 (e)	50	54

Philip Morris International, Inc.

4.38%, 11/15/2041	25	31

4.13%, 3/4/2043	5	6

4.25%, 11/10/2044	20	25

Phillips 66 4.88%, 11/15/2044	15	19

Piedmont Natural Gas Co., Inc. 3.35%, 6/1/2050	15	17

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (c)	59	61

5.88%, 9/30/2027 (c)	39	42

Plains All American Pipeline LP

Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (a) (b) (d)	8	7

Plantronics, Inc. 5.50%, 5/31/2023 (c)	61	61

PNC Financial Services Group, Inc. (The)

Series O, (ICE LIBOR USD 3 Month + 3.68%), 6.75%, 8/1/2021 (a) (b) (d)	68	70

Series R, (ICE LIBOR USD 3 Month + 3.04%), 4.85%, 6/1/2023 (a) (b) (d)	64	67

Series S, (ICE LIBOR USD 3 Month + 3.30%), 5.00%, 11/1/2026 (a) (b) (d)	39	42

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Post Holdings, Inc. 5.00%, 8/15/2026 (c)	84	87

5.75%, 3/1/2027 (c)	20	21

5.50%, 12/15/2029 (c)	140	153

Prime Security Services Borrower LLC 5.25%, 4/15/2024 (c)	31	33

5.75%, 4/15/2026 (c)	50	55

Progressive Corp. (The)

Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (a) (b) (d)	75	78

Prologis LP REIT, 2.13%, 10/15/2050	35	32

Prudential Financial, Inc.

(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (b)	171	183

4.35%, 2/25/2050	10	13

Public Service Co. of Colorado

Series 36, 2.70%, 1/15/2051	5	5

Public Service Electric and Gas Co. 2.70%, 5/1/2050	10	11

QEP Resources, Inc. 5.38%, 10/1/2022	8	8

5.25%, 5/1/2023	75	79

QUALCOMM, Inc. 3.25%, 5/20/2050	30	35

Quicken Loans LLC 5.25%, 1/15/2028 (c)	20	21

Radian Group, Inc. 4.50%, 10/1/2024	40	42

4.88%, 3/15/2027	12	13

Raytheon Technologies Corp. 4.15%, 5/15/2045	40	51

3.13%, 7/1/2050	50	55

Refinitiv US Holdings, Inc. 6.25%, 5/15/2026 (c)	35	37

8.25%, 11/15/2026 (c)	29	32

Regeneron Pharmaceuticals, Inc. 2.80%, 9/15/2050	10	10

Reynolds Group Issuer, Inc. 5.13%, 7/15/2023 (c)	2	2

4.00%, 10/15/2027 (c)	200	205

RHP Hotel Properties LP

REIT, 4.75%, 10/15/2027	18	19

Roper Technologies, Inc. 2.00%, 6/30/2030	10	10

S&P Global, Inc. 2.30%, 8/15/2060	35	33

SBA Communications Corp.

REIT, 4.00%, 10/1/2022	23	23

Scientific Games International, Inc. 5.00%, 10/15/2025 (c)	156	161

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

Scotts Miracle-Gro Co. (The) 5.25%, 12/15/2026	125	132

Sealed Air Corp. 5.13%, 12/1/2024 (c)	20	22

Sempra Energy

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.55%), 4.88%, 10/15/2025 (a) (b) (d)	65	69

Sensata Technologies BV 4.88%, 10/15/2023 (c)	15	16

5.63%, 11/1/2024 (c)	125	140

5.00%, 10/1/2025 (c)	30	33

Service Corp. International 4.63%, 12/15/2027	12	13

5.13%, 6/1/2029	5	5

Sherwin-Williams Co. (The) 4.55%, 8/1/2045	5	6

Sinclair Television Group, Inc. 5.88%, 3/15/2026 (c)	50	51

Sirius XM Radio, Inc. 5.38%, 7/15/2026 (c)	87	91

5.00%, 8/1/2027 (c)	53	56

5.50%, 7/1/2029 (c)	161	177

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (c)	12	12

5.50%, 4/15/2027 (c) (e)	102	105

SM Energy Co. 6.75%, 9/15/2026	12	9

6.63%, 1/15/2027	16	13

Southern California Edison Co.

Series E, (ICE LIBOR USD 3 Month + 4.20%), 6.25%, 2/1/2022 (a) (b) (d)	12	12

Series C, 4.13%, 3/1/2048	5	6

3.65%, 2/1/2050	20	23

Southwestern Public Service Co. 3.40%, 8/15/2046	5	6

Spectrum Brands, Inc. 6.13%, 12/15/2024	18	19

5.75%, 7/15/2025	133	137

5.00%, 10/1/2029 (c)	31	33

Sprint Capital Corp. 8.75%, 3/15/2032	197	312

Sprint Corp. 7.88%, 9/15/2023	227	263

7.13%, 6/15/2024	71	83

7.63%, 2/15/2025	194	232

7.63%, 3/1/2026	39	48

SS&C Technologies, Inc. 5.50%, 9/30/2027 (c)	93	99

Standard Industries, Inc. 5.00%, 2/15/2027 (c)	18	19

4.75%, 1/15/2028 (c)	77	81
Stanley Black & Decker, Inc.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.00%, 3/15/2060 (b)	10	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Staples, Inc. 7.50%, 4/15/2026 (c)	95	99

10.75%, 4/15/2027 (c)	85	85

Starbucks Corp. 3.75%, 12/1/2047	10	12

4.45%, 8/15/2049	20	26

3.35%, 3/12/2050	10	11
State Street Corp.

Series F, (ICE LIBOR USD 3 Month + 3.60%), 3.81%, 3/15/2021 (a) (b) (d)	73	72

Series H, (ICE LIBOR USD 3 Month + 2.54%), 5.63%, 12/15/2023 (a) (b) (d)	71	75

(SOFR + 2.65%), 3.15%, 3/30/2031 (b)	5	6

Station Casinos LLC 5.00%, 10/1/2025 (c)	36	36

Steel Dynamics, Inc. 5.00%, 12/15/2026	15	16

Stryker Corp. 2.90%, 6/15/2050	15	16

Summit Materials LLC 5.13%, 6/1/2025 (c)	35	35

6.50%, 3/15/2027 (c)	45	48

Summit Midstream Holdings LLC 5.75%, 4/15/2025	35	22

Sunoco Logistics Partners Operations LP 4.00%, 10/1/2027	10	11

Sunoco LP 4.88%, 1/15/2023	23	23

5.50%, 2/15/2026	13	14

6.00%, 4/15/2027	36	38

5.88%, 3/15/2028	3	3

Sysco Corp. 3.30%, 2/15/2050	5	5

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (c)	25	26

5.50%, 1/15/2028 (c)	5	5

Targa Resources Partners LP 4.25%, 11/15/2023	15	15

5.13%, 2/1/2025	50	51

5.88%, 4/15/2026	82	87

6.50%, 7/15/2027	106	115

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (c)	55	60

Team Health Holdings, Inc. 6.38%, 2/1/2025 (c)	85	73

TEGNA, Inc. 5.50%, 9/15/2024 (c)	4	4

Tempur Sealy International, Inc. 5.63%, 10/15/2023	23	23

5.50%, 6/15/2026	64	67

Tenet Healthcare Corp. 4.63%, 7/15/2024	75	77

4.63%, 9/1/2024 (c)	11	11

5.13%, 5/1/2025	57	58

4.88%, 1/1/2026 (c)	78	82

6.25%, 2/1/2027 (c)	30	32

5.13%, 11/1/2027 (c)	189	200

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

Tennant Co. 5.63%, 5/1/2025	60	62

TerraForm Power Operating LLC 4.25%, 1/31/2023 (c)	15	15

5.00%, 1/31/2028 (c)	29	33

T-Mobile USA, Inc. 5.13%, 4/15/2025	10	10

4.50%, 2/1/2026	99	101

4.75%, 2/1/2028	93	100

2.25%, 11/15/2031 (c)	10	10

4.38%, 4/15/2040 (c)	45	55

3.00%, 2/15/2041 (c)	10	10

4.50%, 4/15/2050 (c)	30	37

3.30%, 2/15/2051 (c)	15	16

Transcontinental Gas Pipe Line Co. LLC 3.95%, 5/15/2050	10	11

TransDigm, Inc. 6.25%, 3/15/2026 (c)	59	63

Transocean Pontus Ltd. 6.13%, 8/1/2025 (c)	37	35

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (c)	50	46

Transocean Proteus Ltd. 6.25%, 12/1/2024 (c)	20	19

Travelers Cos., Inc. (The) 3.75%, 5/15/2046	10	12

2.55%, 4/27/2050	10	11

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (c)	52	53

Tronox, Inc. 6.50%, 4/15/2026 (c)	32	33
Truist Financial Corp.

Series N, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (a) (b) (d)	25	26

Series L, (ICE LIBOR USD 3 Month + 3.10%), 5.05%, 12/15/2024 (a) (b) (d)	34	35

Series P, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.61%), 4.95%, 9/1/2025 (a) (b) (d)	20	22

Series M, (ICE LIBOR USD 3 Month + 2.79%), 5.13%, 12/15/2027 (a) (b) (d)	40	43

Series Q, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.10%, 3/1/2030 (a) (b) (d)	101	115

Tucson Electric Power Co. 4.00%, 6/15/2050	13	16

UDR, Inc.

REIT, 3.20%, 1/15/2030	5	6

REIT, 3.00%, 8/15/2031	10	11

Union Electric Co. 4.00%, 4/1/2048	13	16

Union Pacific Corp. 4.00%, 4/15/2047	11	14

3.25%, 2/5/2050	15	17

3.95%, 8/15/2059	10	12

United Airlines Holdings, Inc. 5.00%, 2/1/2024 (e)	33	33

4.88%, 1/15/2025 (e)	28	27

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued
United Rentals North America, Inc. 5.88%, 9/15/2026	32	34

5.50%, 5/15/2027	10	11

4.88%, 1/15/2028	100	106

UnitedHealth Group, Inc. 4.25%, 4/15/2047	10	13

3.13%, 5/15/2060	30	35

US Bancorp

Series I, (ICE LIBOR USD 3 Month + 3.49%), 5.13%, 2/8/2021 (a) (b) (d)	30	30

Series J, (ICE LIBOR USD 3 Month + 2.91%), 5.30%, 4/15/2027 (a) (b) (d)	8	9

Verizon Communications, Inc. 4.40%, 11/1/2034	20	25

4.27%, 1/15/2036	25	31

3.85%, 11/1/2042	15	18

4.86%, 8/21/2046	40	54

4.52%, 9/15/2048	35	45

ViacomCBS, Inc. 5.90%, 10/15/2040	10	13

4.95%, 5/19/2050	45	58

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (b)	39	41

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (b)	86	97

VICI Properties LP

REIT, 4.25%, 12/1/2026 (c)	75	78

Virginia Electric and Power Co. 2.45%, 12/15/2050	5	5

Visa, Inc.

2.00%, 8/15/2050	40	38

Vistra Operations Co. LLC 5.50%, 9/1/2026 (c)	20	21

W&T Offshore, Inc. 9.75%, 11/1/2023 (c)	55	39

Wachovia Capital Trust III

(ICE LIBOR USD 3 Month + 0.93%, 5.57% Floor), 5.57%, 2/8/2021 (a) (b) (d)	56	57

Walmart, Inc. 4.05%, 6/29/2048	20	27

2.95%, 9/24/2049	15	17

Wells Fargo & Co.

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (a) (b) (d)	43	46

Series U, (ICE LIBOR USD 3 Month + 3.99%), 5.87%, 6/15/2025 (a) (b) (d)	18	20

(SOFR + 2.53%), 3.07%, 4/30/2041 (b)	55	60

(ICE LIBOR USD 3 Month + 4.24%), 5.01%, 4/4/2051 (b)	25	35

Welltower, Inc.

REIT, 2.75%, 1/15/2031	20	21

WESCO Distribution, Inc. 5.38%, 6/15/2024	36	37

7.25%, 6/15/2028 (c)	125	142

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued
United States — continued

Western Digital Corp. 4.75%, 2/15/2026	74	82

William Carter Co. (The) 5.63%, 3/15/2027 (c)	73	77

Wisconsin Power and Light Co. 3.65%, 4/1/2050	10	12

WMG Acquisition Corp. 5.50%, 4/15/2026 (c)	57	59

WPX Energy, Inc. 5.75%, 6/1/2026	104	109

Wyndham Destinations, Inc. 4.25%, 3/1/2022	2	2

5.65%, 4/1/2024 (h)	17	18

6.60%, 10/1/2025 (h)	16	18

6.00%, 4/1/2027 (h)	25	28

Wynn Las Vegas LLC 5.50%, 3/1/2025 (c)	35	37

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (c)	224	235

Xcel Energy, Inc. 3.50%, 12/1/2049	10	12

Xerox Corp. 4.38%, 3/15/2023 (h)	45	47

XPO Logistics, Inc. 6.13%, 9/1/2023 (c)	40	41

6.75%, 8/15/2024 (c)	65	69

Yum! Brands, Inc. 4.75%, 1/15/2030 (c)	24	26

Zayo Group Holdings, Inc. 4.00%, 3/1/2027 (c)	140	140

Zoetis, Inc. 4.45%, 8/20/2048	40	54

3.00%, 5/15/2050	25	27

		35,634

Total Corporate Bonds (Cost $39,712)		40,926

	SHARES (000)
Common Stocks — 35.0%

Australia — 1.2%

Adbri Ltd.	8	21

AGL Energy Ltd.	7	66

Alumina Ltd.	21	30

APA Group	2	17

Atlas Arteria Ltd.	2	10

AusNet Services	7	9

Bendigo & Adelaide Bank Ltd.	5	37

BHP Group plc	4	118

Charter Hall Long Wale, REIT	20	72

CSR Ltd.	7	28

Dexus, REIT	11	82

Goodman Group, REIT	8	122

IOOF Holdings Ltd.	8	21

Mirvac Group, REIT	49	100

Rio Tinto plc	4	265

Sonic Healthcare Ltd.	1	32

INVESTMENTS	SHARES (000)		VALUE ($000)

Australia — continued

Spark Infrastructure Group	5		9

Sydney Airport *	5		23

Transurban Group	2		23

Wesfarmers Ltd.	1		51

Woodside Petroleum Ltd.	2		30

			1,166

Austria — 0.0% (f)

ANDRITZ AG	—	(k)	6

Erste Group Bank AG	—	(k)	9

OMV AG	—	(k)	10

Verbund AG	—	(k)	13

			38

Belgium — 0.2%

Ageas SA	—	(k)	13

KBC Group NV	—	(k)	12

Proximus SADP	1		21

Shurgard Self Storage SA	1		55

Solvay SA	—	(k)	9

Telenet Group Holding NV	—	(k)	8

Warehouses De Pauw CVA, REIT	2		78

			196

Brazil — 0.2%

Ambev SA *	23		69

BB Seguridade Participacoes SA	7		40

Itau Unibanco Holding SA (Preference)	13		77

Yara International ASA	—	(k)	7

			193

Canada — 1.3%

Algonquin Power & Utilities Corp.	1		24

Allied Properties, REIT	4		128

AltaGas Ltd.	1		16

Atco Ltd., Class I	—	(k)	7

BCE, Inc. (e)	1		45

Canadian Imperial Bank of Commerce	1		50

Canadian Tire Corp. Ltd., Class A	—	(k)	54

Canadian Utilities Ltd., Class A	2		56

Capital Power Corp.	—	(k)	11

Emera, Inc.	1		22

Enbridge, Inc.	1		44

Fortis, Inc.	2		69

Great-West Lifeco, Inc.	1		19

Hydro One Ltd. (j)	3		66

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Canada — continued

IGM Financial, Inc.	1	32

Magna International, Inc.	1	61

Northland Power, Inc.	1	19

Nutrien Ltd.	1	55

Pembina Pipeline Corp.	2	41

Power Corp. of Canada	2	52

Restaurant Brands International, Inc.	1	44

Rogers Communications, Inc., Class B (e)	1	34

Shaw Communications, Inc., Class B	3	44

Superior Plus Corp.	1	6

TC Energy Corp.	2	95

TELUS Corp.	3	51

Thomson Reuters Corp.	1	48

Toronto-Dominion Bank (The)	2	109

		1,302

Chile — 0.0% (f)

Banco Santander Chile, ADR	1	19

China — 1.9%

China Construction Bank Corp., Class H	158	119

China Construction Bank Corp., Class H	57	43

China Life Insurance Co. Ltd., Class H	28	62

China Merchants Bank Co. Ltd., Class H	25	158

China Pacific Insurance Group Co. Ltd., Class H	42	164

China Petroleum & Chemical Corp., Class H	114	51

China Resources Land Ltd.	14	58

Fuyao Glass Industry Group Co. Ltd., Class A	5	38

Guangdong Investment Ltd.	34	61

Haier Smart Home Co. Ltd., Class H *	22	81

Huayu Automotive Systems Co. Ltd., Class A	8	36

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	27	181

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	2	80

Joyoung Co. Ltd., Class A	4	18

Midea Group Co. Ltd., Class A	15	221

NetEase, Inc.	3	50

Ping An Insurance Group Co. of China Ltd., Class H	21	256

Postal Savings Bank of China Co. Ltd., Class H (j)	145	82

Tingyi Cayman Islands Holding Corp.	42	72

Topsports International Holdings Ltd. (j)	23	34

Yum China Holdings, Inc.	1	49

		1,914

Czech Republic — 0.0% (f)

Komercni banka A/S *	1	19

INVESTMENTS	SHARES (000)		VALUE ($000)

Denmark — 0.2%

Carlsberg A/S, Class B	1		159

Tryg A/S	—	(k)	6

			165

Finland — 0.3%

Fortum OYJ	3		81

Kone OYJ, Class B	—	(k)	12

Neste OYJ	—	(k)	12

Nordea Bank Abp	5		42

Orion OYJ, Class B	1		45

Sampo OYJ, Class A	—	(k)	11

Stora Enso OYJ, Class R	—	(k)	8

UPM-Kymmene OYJ	—	(k)	10

Wartsila OYJ Abp (e)	5		47

			268

France — 1.1%

Aeroports de Paris	—	(k)	8

Amundi SA * (j)	—	(k)	9

Arkema SA	—	(k)	7

Atos SE *	1		49

AXA SA	1		18

BNP Paribas SA *	—	(k)	21

Bouygues SA	—	(k)	11

Casino Guichard Perrachon SA * (e)	—	(k)	11

Cie de Saint-Gobain	—	(k)	12

Cie Generale des Etablissements Michelin SCA	—	(k)	12

Covivio, REIT	1		100

Credit Agricole SA *	1		13

Electricite de France SA	1		24

Engie SA *	2		32

LVMH Moet Hennessy Louis Vuitton SE	—	(k)	56

Orange SA	1		12

Peugeot SA *	1		14

Publicis Groupe SA	—	(k)	12

Renault SA * (e)	1		27

Rexel SA *	1		8

Rubis SCA	—	(k)	10

Safran SA *	1		151

Sanofi	1		72

Schneider Electric SE	1		191

Societe Generale SA *	—	(k)	10

Suez SA	1		26

Thales SA	—	(k)	7

Total SE	1		28

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

France — continued

Veolia Environnement SA	1		31

Vinci SA	2		157

			1,139

Germany — 1.1%

adidas AG *	—	(k)	143

Allianz SE (Registered)	—	(k)	32

BASF SE	1		75

Bayerische Motoren Werke AG	—	(k)	17

Continental AG	—	(k)	9

Covestro AG (j)	—	(k)	9

Daimler AG (Registered)	—	(k)	22

Deutsche Post AG (Registered)	3		131

Deutsche Telekom AG (Registered)	5		96

E.ON SE	3		32

Evonik Industries AG	—	(k)	9

Hannover Rueck SE	—	(k)	8

HeidelbergCement AG	—	(k)	10

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1		155

ProSiebenSat.1 Media SE *	1		14

Scout24 AG (e) (j)	—	(k)	7

Siemens AG (Registered)	—	(k)	29

Telefonica Deutschland Holding AG (e)	15		42

Uniper SE (e)	—	(k)	15

Volkswagen AG (Preference)	—	(k)	67

Vonovia SE	2		155

			1,077

Hong Kong — 0.6%

CK Asset Holdings Ltd.	11		54

CK Infrastructure Holdings Ltd.	3		13

CLP Holdings Ltd.	3		23

Hang Seng Bank Ltd.	5		79

HKT Trust & HKT Ltd.	42		55

Hong Kong & China Gas Co. Ltd.	15		22

Hong Kong Exchanges & Clearing Ltd.	3		148

Power Assets Holdings Ltd.	4		19

VTech Holdings Ltd.	4		28

WH Group Ltd. (j)	47		39

Wharf Real Estate Investment Co. Ltd.	7		36

Xinyi Glass Holdings Ltd.	14		39

Yue Yuen Industrial Holdings Ltd.	19		39

			594

INVESTMENTS	SHARES (000)		VALUE ($000)

India — 0.4%

Infosys Ltd., ADR	25		431

Indonesia — 0.3%

Bank Rakyat Indonesia Persero Tbk. PT	429		127

Telkom Indonesia Persero Tbk. PT, ADR	7		161

			288

Ireland — 0.0% (f)

CRH plc	—	(k)	18

Smurfit Kappa Group plc	—	(k)	11

			29

Italy — 0.4%

A2A SpA	33		53

Assicurazioni Generali SpA	1		9

Atlantia SpA *	1		12

Enel SpA	14		146

Eni SpA	1		12

ERG SpA	—	(k)	7

Hera SpA	3		12

Intesa Sanpaolo SpA *	24		56

Iren SpA	2		6

Italgas SpA	2		16

Mediobanca Banca di Credito Finanziario SpA *	1		9

Poste Italiane SpA (j)	1		8

Snam SpA	6		36

Telecom Italia SpA	17		9

Terna Rete Elettrica Nazionale SpA	4		33

			424

Japan — 1.8%

Aozora Bank Ltd.	3		46

Chubu Electric Power Co., Inc.	2		20

Chugoku Electric Power Co., Inc. (The)	1		13

Daiwa House REIT Investment Corp., REIT	—	(k)	52

Electric Power Development Co. Ltd.	1		12

ENEOS Holdings, Inc.	12		45

FANUC Corp.	—	(k)	49

H.U. Group Holdings, Inc.	—	(k)	11

Hokkaido Electric Power Co., Inc.	1		5

Idemitsu Kosan Co. Ltd.	2		33

Inpex Corp.	3		16

Japan Hotel REIT Investment Corp., REIT	—	(k)	68

Japan Post Holdings Co. Ltd.	3		25

Japan Retail Fund Investment Corp., REIT	—	(k)	93

Japan Tobacco, Inc.	2		43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Japan — continued

JFE Holdings, Inc.	5		46

Kamigumi Co. Ltd.	1		9

Kansai Electric Power Co., Inc. (The)	7		64

KDDI Corp.	2		50

Kenedix Office Investment Corp., REIT	—	(k)	75

Kenedix Retail REIT Corp., REIT	—	(k)	78

Konica Minolta, Inc.	10		38

Kyushu Electric Power Co., Inc.	2		15

Lawson, Inc.	1		28

MCUBS MidCity Investment Corp., REIT	—	(k)	40

Mitsubishi Chemical Holdings Corp.	5		27

Mitsubishi Logistics Corp.	—	(k)	6

Mitsui Fudosan Logistics Park, Inc., REIT	—	(k)	66

Nippon Accommodations Fund, Inc., REIT	—	(k)	73

Nippon Prologis REIT, Inc., REIT *	—	(k)	91

Osaka Gas Co. Ltd.	—	(k)	4

Otsuka Corp.	1		58

Shikoku Electric Power Co., Inc.	1		5

Takeda Pharmaceutical Co. Ltd.	1		33

Tohoku Electric Power Co., Inc.	4		35

Tokio Marine Holdings, Inc.	3		139

Tokyo Electron Ltd.	—	(k)	75

Tokyo Gas Co. Ltd.	1		14

Toyota Motor Corp.	3		247

			1,847

Jordan — 0.0% (f)

Hikma Pharmaceuticals plc	—	(k)	6

Macau — 0.0% (f)

Sands China Ltd.	2		7

Mexico — 0.3%

Bolsa Mexicana de Valores SAB de CV (e)	8		19

Grupo Financiero Banorte SAB de CV, Class O *	7		41

Kimberly-Clark de Mexico SAB de CV, Class A	30		51

Wal-Mart de Mexico SAB de CV	77		216

			327

Netherlands — 0.3%

Akzo Nobel NV	1		73

Eurocommercial Properties NV, REIT, CVA *	2		38

ING Groep NV	7		63

Koninklijke Ahold Delhaize NV	—	(k)	14

Koninklijke KPN NV	2		7

NN Group NV	—	(k)	11

INVESTMENTS	SHARES (000)		VALUE ($000)

Netherlands — continued

Randstad NV *	—	(k)	10

Royal Dutch Shell plc, Class B	2		34

			250

New Zealand — 0.1%

Contact Energy Ltd.	7		43

Spark New Zealand Ltd.	15		50

			93

Norway — 0.1%

Aker BP ASA	1		18

DNB ASA	1		13

Equinor ASA	1		11

Gjensidige Forsikring ASA	—	(k)	9

Orkla ASA	1		8

Telenor ASA	2		39

			98

Portugal — 0.0% (f)

EDP — Energias de Portugal SA	6		41

Russia — 0.6%

Alrosa PJSC	34		45

Evraz plc	2		11

LUKOIL PJSC, ADR	2		107

Moscow Exchange MICEX-RTS PJSC	68		147

Sberbank of Russia PJSC	52		192

Sberbank of Russia PJSC	8		30

Severstal PAO, GDR (j)	2		36

Severstal PAO, GDR (j)	1		19

			587

Saudi Arabia — 0.1%

Al Rajhi Bank	5		108

Singapore — 0.2%

Ascendas, REIT	48		108

Mapletree Logistics Trust, REIT	45		68

Mapletree Logistics Trust Management Ltd., REIT *	1		2

SATS Ltd. *	4		13

StarHub Ltd.	15		15

			206

South Africa — 0.2%

Anglo American plc	1		19

AVI Ltd.	5		24

Bid Corp. Ltd.	2		39

FirstRand Ltd.	6		22

SPAR Group Ltd. (The)	2		25

Vodacom Group Ltd.	6		52

			181

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

South Korea — 0.8%

ESR Kendall Square REIT Co. Ltd., REIT *	7		30

KT&G Corp.	1		78

Samsung Electronics Co. Ltd.	8		613

SK Telecom Co. Ltd., ADR	1		33

			754

Spain — 1.0%

Acciona SA	—	(k)	8

ACS Actividades de Construccion y Servicios SA	—	(k)	10

Aena SME SA * (j)	—	(k)	24

Atlantica Sustainable Infrastructure plc	—	(k)	15

Banco Bilbao Vizcaya Argentaria SA	3		16

Bankinter SA	1		7

CaixaBank SA	4		10

Cellnex Telecom SA (j)	1		64

Enagas SA	1		20

Endesa SA	1		34

Iberdrola SA	25		365

Industria de Diseno Textil SA	5		150

Inmobiliaria Colonial Socimi SA, REIT	5		46

Naturgy Energy Group SA	3		72

Red Electrica Corp. SA	2		34

Repsol SA	7		66

Telefonica SA	13		52

Telefonica SA *	1		2

			995

Sweden — 0.4%

Autoliv, Inc.	—	(k)	27

Boliden AB	—	(k)	7

Electrolux AB, Series B	—	(k)	6

Lundin Energy AB	—	(k)	9

Sandvik AB *	1		13

Skandinaviska Enskilda Banken AB, Class A *	1		12

SKF AB, Class B	4		107

Svenska Handelsbanken AB, Class A *	1		11

Swedish Match AB	—	(k)	11

Telia Co. AB	11		46

Volvo AB, Class B *	7		176

			425

Switzerland — 1.3%

ABB Ltd. (Registered)	1		20

Adecco Group AG (Registered)	—	(k)	9

Baloise Holding AG (Registered)	—	(k)	7

INVESTMENTS	SHARES (000)		VALUE ($000)

Switzerland — continued

Credit Suisse Group AG (Registered)	1		12

Flughafen Zurich AG (Registered) *	—	(k)	6

Julius Baer Group Ltd.	—	(k)	10

LafargeHolcim Ltd. (Registered) *	—	(k)	14

Nestle SA (Registered)	2		248

Novartis AG (Registered)	2		174

OC Oerlikon Corp. AG (Registered)	4		44

Roche Holding AG	1		462

Swiss Life Holding AG (Registered) *	—	(k)	8

Swisscom AG (Registered)	—	(k)	8

UBS Group AG (Registered)	1		19

Zurich Insurance Group AG	1		268

			1,309

Taiwan — 1.5%

Accton Technology Corp.	8		90

Chicony Electronics Co. Ltd.	2		6

Delta Electronics, Inc.	16		150

MediaTek, Inc.	5		133

Mega Financial Holding Co. Ltd.	56		60

President Chain Store Corp.	8		76

Quanta Computer, Inc.	34		98

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5		494

Taiwan Semiconductor Manufacturing Co. Ltd.	16		303

Vanguard International Semiconductor Corp.	23		95

			1,505

Thailand — 0.1%

Siam Cement PCL (The) (Registered)	5		64

United Kingdom — 2.2%

3i Group plc	1		11

Admiral Group plc	—	(k)	9

Ashtead Group plc	—	(k)	13

AstraZeneca plc	—	(k)	34

Avast plc (j)	2		15

Aviva plc	3		13

BAE Systems plc	2		11

Barclays plc	8		15

Barratt Developments plc	6		58

Berkeley Group Holdings plc	1		69

BP plc	41		142

British American Tobacco plc	1		23

BT Group plc *	25		44

Centrica plc	88		56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

United Kingdom — continued

DCC plc	—	(k)	6

Diageo plc	4		157

Direct Line Insurance Group plc	8		37

Drax Group plc	1		6

easyJet plc	5		53

GlaxoSmithKline plc	4		67

HSBC Holdings plc	6		29

Imperial Brands plc	2		49

InterContinental Hotels Group plc	1		40

J Sainsbury plc	3		8

Linde plc	—	(k)	51

M&G plc	4		12

Mondi plc	—	(k)	9

National Grid plc	3		37

NewRiver REIT plc, REIT *	37		43

Pearson plc	1		7

Pennon Group plc	1		14

Persimmon plc	2		72

Safestore Holdings plc, REIT	5		58

Sage Group plc (The)	6		44

Schroders plc	—	(k)	10

Segro plc, REIT	10		136

Severn Trent plc	1		30

Signature Aviation plc *	1		7

Smiths Group plc	1		10

SSE plc	4		91

St James’s Place plc	1		10

Standard Chartered plc	2		10

Standard Life Aberdeen plc	2		9

Taylor Wimpey plc	24		55

Tesco plc	4		14

Unilever plc	3		205

Unilever plc	—	(k)	23

UNITE Group plc (The), REIT	6		79

United Utilities Group plc	3		31

Vodafone Group plc	29		48

Wm Morrison Supermarkets plc	3		8

Workspace Group plc, REIT	5		55

WPP plc	4		48

			2,191

United States — 14.8%

3M Co.	—	(k)	49

AbbVie, Inc.	4		451

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

AES Corp. (The)	4		85

AGNC Investment Corp., REIT	3		46

Air Products and Chemicals, Inc.	—	(k)	41

ALLETE, Inc.	—	(k)	20

Altria Group, Inc.	3		110

Ameren Corp.	—	(k)	22

American Electric Power Co., Inc.	1		61

American Tower Corp., REIT	—	(k)	99

Americold Realty Trust, REIT	4		161

Amgen, Inc.	—	(k)	46

Analog Devices, Inc.	2		312

Annaly Capital Management, Inc., REIT	6		48

AT&T, Inc.	2		44

AvalonBay Communities, Inc., REIT	1		193

Avangrid, Inc.	1		63

Avista Corp.	—	(k)	19

Black Hills Corp.	—	(k)	20

Brandywine Realty Trust, REIT	11		130

Bristol-Myers Squibb Co.	6		364

Brixmor Property Group, Inc., REIT	5		89

Bunge Ltd.	1		57

Camden Property Trust, REIT	1		119

Cardinal Health, Inc.	1		46

CenterPoint Energy, Inc.	3		68

CenturyLink, Inc.	4		42

CF Industries Holdings, Inc.	1		51

Chubb Ltd.	1		132

Clear Channel Outdoor Holdings, Inc. *	5		8

Clearway Energy, Inc., Class C	1		17

CME Group, Inc.	1		171

CMS Energy Corp.	—	(k)	20

CNA Financial Corp.	1		47

Coca-Cola Co. (The)	10		548

Comcast Corp., Class A	4		226

Comerica, Inc.	1		57

ConocoPhillips	1		49

Consolidated Edison, Inc.	1		66

Dominion Energy, Inc.	1		62

Douglas Emmett, Inc., REIT	3		102

Dow, Inc.	1		52

DTE Energy Co.	1		70

Duke Energy Corp.	1		74

DuPont de Nemours, Inc.	—	(k)	23

Eastman Chemical Co.	2		202

Eaton Corp. plc	2		218

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

United States — continued

Edison International	1		70

Eli Lilly and Co.	1		204

Emerson Electric Co.	1		46

Entergy Corp.	1		59

EP Energy Corp. *	—	(k)	15

Equinix, Inc., REIT	—	(k)	84

Equity LifeStyle Properties, Inc., REIT	3		167

Essex Property Trust, Inc., REIT	1		129

Evergy, Inc.	—	(k)	24

Exelon Corp.	2		71

Exxon Mobil Corp.	1		44

Fastenal Co.	1		45

Federal Realty Investment Trust, REIT	1		92

Ferguson plc	—	(k)	10

FirstEnergy Corp.	2		71

General Dynamics Corp.	—	(k)	44

General Mills, Inc.	1		42

Genuine Parts Co.	—	(k)	45

Gilead Sciences, Inc.	1		42

Hasbro, Inc.	1		48

Hawaiian Electric Industries, Inc.	—	(k)	17

Healthcare Trust of America, Inc., Class A, REIT	4		97

Healthpeak Properties, Inc., REIT	6		192

Hewlett Packard Enterprise Co.	4		50

Honeywell International, Inc.	1		140

HP, Inc.	2		56

IDACORP, Inc.	—	(k)	21

iHeartMedia, Inc., Class A *	—	(k)	2

Ingredion, Inc.	1		45

International Business Machines Corp.	—	(k)	44

International Flavors & Fragrances, Inc.	—	(k)	42

International Paper Co.	1		51

Interpublic Group of Cos., Inc. (The)	2		54

Invitation Homes, Inc., REIT	7		211

Iron Mountain, Inc., REIT	4		107

JM Smucker Co. (The)	—	(k)	31

Johnson & Johnson	2		271

Johnson Controls International plc	1		41

Kellogg Co.	1		42

Kimco Realty Corp., REIT	2		25

Kinder Morgan, Inc.	3		41

Kraft Heinz Co. (The)	1		48

Las Vegas Sands Corp.	1		50

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Leidos Holdings, Inc.	1		66

LyondellBasell Industries NV, Class A	1		57

Macquarie Infrastructure Corp.	1		27

Maxim Integrated Products, Inc.	—	(k)	44

MDU Resources Group, Inc.	1		21

Medtronic plc	—	(k)	47

Merck & Co., Inc.	5		393

Morgan Stanley	1		102

National Fuel Gas Co.	1		21

National Retail Properties, Inc., REIT	3		109

NetApp, Inc.	1		63

New Jersey Resources Corp.	1		19

Newell Brands, Inc.	3		53

NextEra Energy, Inc.	2		134

Nielsen Holdings plc	2		34

NiSource, Inc.	3		59

NMG, Inc. * ‡	—	(k)	—	(k)

Norfolk Southern Corp.	1		131

Northwest Natural Holding Co.	—	(k)	8

NorthWestern Corp.	—	(k)	24

NortonLifeLock, Inc.	2		40

Nucor Corp.	1		45

Oasis Petroleum, Inc. *	1		30

Occidental Petroleum Corp.	1		17

OGE Energy Corp.	1		23

Omnicom Group, Inc.	2		139

ONE Gas, Inc.	—	(k)	16

ONEOK, Inc.	1		57

PACCAR, Inc.	1		43

Packaging Corp. of America	—	(k)	54

Park Hotels & Resorts, Inc., REIT	6		99

Philip Morris International, Inc.	1		123

Pinnacle West Capital Corp.	1		67

Portland General Electric Co.	1		24

PPL Corp.	3		71

Procter & Gamble Co. (The)	1		188

Prologis, Inc., REIT	6		558

Public Service Enterprise Group, Inc.	1		75

Public Storage, REIT	1		249

Quest Diagnostics, Inc.	—	(k)	29

Raytheon Technologies Corp.	1		45

Rexford Industrial Realty, Inc., REIT	2		80

Schlumberger NV	2		33

Seagate Technology plc	3		185

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

United States — continued

Simon Property Group, Inc., REIT	1		52

South Jersey Industries, Inc.	1		17

Southern Co. (The)	1		75

Southwest Gas Holdings, Inc.	—	(k)	18

Spire, Inc.	—	(k)	18

Stanley Black & Decker, Inc.	1		108

State Street Corp.	1		108

Steel Dynamics, Inc.	1		53

Sun Communities, Inc., REIT	—	(k)	56

Texas Instruments, Inc.	2		272

Trane Technologies plc	1		96

TransDigm Group, Inc. *	—	(k)	47

Truist Financial Corp.	2		107

UGI Corp.	1		21

United Parcel Service, Inc., Class B	—	(k)	48

UnitedHealth Group, Inc.	—	(k)	97

Valero Energy Corp.	1		46

Ventas, Inc., REIT	6		272

VEREIT, Inc., REIT	3		121

Verizon Communications, Inc.	4		216

VICI Properties, Inc., REIT	6		149

Vornado Realty Trust, REIT	2		88

Walgreens Boots Alliance, Inc.	1		43

WEC Energy Group, Inc.	—	(k)	21

Weingarten Realty Investors, REIT	5		110

Wells Fargo & Co.	4		110

Western Union Co. (The)	2		46

Whiting Petroleum Corp. *	2		48

Williams Cos., Inc. (The)	2		44

Xcel Energy, Inc.	4		241

Yum! Brands, Inc.	1		162

Zimmer Biomet Holdings, Inc.	1		102

			14,744

Total Common Stocks (Cost $30,354)			35,000

Investment Companies — 6.7%

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (l)	236		1,953

JPMorgan Equity Income Fund Class R6 Shares (l)	181		3,573

JPMorgan Floating Rate Income Fund Class R6 Shares (l)	105		931

JPMorgan Managed Income Fund Class L Shares (l)	25		249

Total Investment Companies (Cost $5,806)			6,706

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Collateralized Mortgage Obligations — 3.7%
United States — 3.7%

American Home Mortgage Investment Trust

Series 2005-1, Class 6A, 2.25%, 6/25/2045 (m)	20	20

Banc of America Funding Trust

Series 2006-A, Class 1A1, 2.83%, 2/20/2036 (m)	15	14

Banc of America Mortgage Trust

Series 2005-A, Class 2A2, 3.67%, 2/25/2035 (m)	9	9

Bear Stearns ALT-A Trust

Series 2005-4, Class 23A2, 3.37%, 5/25/2035 (m)	29	29

Bear Stearns ARM Trust

Series 2004-9, Class 22A1, 3.13%, 11/25/2034 (m)	62	60

Series 2006-1, Class A1, 2.37%, 2/25/2036 (m)	11	11

Citigroup Mortgage Loan Trust, Inc.

Series 2005-6, Class A1, 2.22%, 9/25/2035 (m)	30	31

Connecticut Avenue Securities Trust

Series 2019-R06, Class 2M2, 2.25%, 9/25/2039 ‡ (c) (m)	116	116

Deephaven Residential Mortgage Trust

Series 2019-4A, Class B1, 3.99%, 10/25/2059 ‡ (c) (m)	250	250

Series 2020-1, Class A3, 2.65%, 1/25/2060 (c) (m)	334	337

FHLMC Structured Agency Credit Risk Debt Notes

Series 2018-HQA1, Class M2, 2.45%, 9/25/2030 (m)	197	197

FHLMC, REMIC

Series 4703, Class SA, IF, IO, 5.99%, 7/15/2047 (m)	319	65

Series 4937, Class MS, IF, IO, 5.90%, 12/25/2049 (m)	228	43

Series 4839, Class WS, IF, IO, 5.94%, 8/15/2056 (m)	184	39

FHLMC, STRIPS

Series 316, Class S7, IF, IO, 5.94%, 11/15/2043 (m)	314	54

Series 356, Class S5, IF, IO, 5.84%, 9/15/2047 (m)	370	79

FNMA, Connecticut Avenue Securities

Series 2017-C07, Class 2M2, 2.65%, 5/25/2030 (m)	122	122

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Collateralized Mortgage Obligations — continued

United States — continued

Series 2018-C02, Class 2M2, 2.35%, 8/25/2030 (m)	196	194

Series 2018-C04, Class 2M2, 2.70%, 12/25/2030 (m)	183	184

FNMA, REMIC

Series 2012-75, Class DS, IF, IO, 5.80%, 7/25/2042 (m)	268	48

Series 2016-1, Class SJ, IF, IO, 6.00%, 2/25/2046 (m)	175	32

Series 2018-67, Class SN, IF, IO, 6.05%, 9/25/2048 (m)	473	95

Series 2018-73, Class SC, IF, IO, 6.05%, 10/25/2048 (m)	320	64

GNMA

Series 2017-67, Class ST, IF, IO, 6.05%, 5/20/2047 (m)	213	46

Series 2017-112, Class S, IF, IO, 6.05%, 7/20/2047 (m)	221	40

Series 2018-36, Class SG, IF, IO, 6.05%, 3/20/2048 (m)	105	21

Series 2019-22, Class SM, IF, IO, 5.90%, 2/20/2049 (m)	298	58

Series 2019-42, Class SJ, IF, IO, 5.90%, 4/20/2049 (m)	320	48

GSR Mortgage Loan Trust

Series 2005-AR3, Class 1A1, 0.59%, 5/25/2035 (m)	32	31

Homeward Opportunities Fund I Trust

Series 2018-1, Class A1, 3.77%, 6/25/2048 (c) (m)	74	74

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (c) (m)	250	255

Impac CMB Trust

Series 2004-6, Class 1A2, 0.93%, 10/25/2034 (m)	31	31

Series 2004-7, Class 1A2, 1.07%, 11/25/2034 (m)	59	60

Series 2005-4, Class 1A1A, 0.69%, 5/25/2035 (m)	137	138

Series 2005-8, Class 1AM, 0.85%, 2/25/2036 (m)	104	101

Lehman Mortgage Trust

Series 2005-3, Class 2A3, 5.50%, 1/25/2036	7	7

MASTR Adjustable Rate Mortgages Trust

Series 2004-13, Class 2A1, 3.11%, 4/21/2034 (m)	13	13

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

United States — continued

Merrill Lynch Mortgage Investors Trust

Series 2007-1, Class 4A3, 3.03%, 1/25/2037 (m)	7		7

Morgan Stanley Mortgage Loan Trust

Series 2004-5AR, Class 4A, 3.31%, 7/25/2034 (m)	18		18

New Residential Mortgage Loan Trust

Series 2019-NQM4, Class M1, 2.99%, 9/25/2059 ‡ (c) (m)	239		241

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates

Series 2005-5, Class 1APT, 0.71%, 12/25/2035 (m)	38		38

RALI Trust

Series 2006-QA3, Class A1, 0.55%, 4/25/2036 (m)	46		48

Residential Asset Securitization Trust

Series 2004-A6, Class A1, 5.00%, 8/25/2019	—	(k)	1

Structured Adjustable Rate Mortgage Loan Trust

Series 2007-9, Class 1A1, 1.76%, 10/25/2037 (m)	274		260

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 3.60%, 3/25/2035 (m)	12		12

Series 2005-AR5, Class A6, 3.63%, 5/25/2035 (m)	19		19

Total Collateralized Mortgage Obligations (Cost $3,609)			3,660

Equity-Linked Notes — 3.1%

Barclays Bank plc, ELN, 6.50%, 3/24/2021, (linked to Russell 2000 Index)(c)	1		1,015

Merrill Lynch International & Co., ELN, 6.83%, 3/3/2021 (linked to Russell 2000 Index) (j)	1		2,077

Total Equity-Linked Notes (Cost $3,038)			3,092

Commercial Mortgage-Backed Securities — 2.9%

Cayman Islands — 0.2%

GPMT Ltd.

Series 2018-FL1, Class AS, 1.35%, 11/21/2035 ‡ (c) (m)	250		248

United States — 2.7%

BANK

Series 2017-BNK7, Class D, 2.71%, 9/15/2060 ‡ (c)	100		82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	27

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Mortgage-Backed Securities — continued

United States — continued

Benchmark Mortgage Trust

Series 2019-B11, Class D, 3.00%, 5/15/2052 ‡ (c)	100	93

BX Commercial Mortgage Trust

Series 2020-VIV2, Class C, 3.54%, 3/9/2044 ‡ (c) (m)	106	110

Citigroup Commercial Mortgage Trust

Series 2012-GC8, Class D, 4.88%, 9/10/2045 ‡ (c) (m)	100	86

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (c)	20	16

Series 2017-P7, Class D, 3.25%, 4/14/2050 ‡ (c)	23	19

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (m)	10	11

Commercial Mortgage Trust

Series 2016-CR28, Class C, 4.64%, 2/10/2049 ‡ (m)	100	104

CSAIL Commercial Mortgage Trust

Series 2019-C15, Class C, 4.98%, 3/15/2052 ‡ (m)	100	104

DBGS Mortgage Trust

Series 2018-5BP, Class B, 0.99%, 6/15/2033 ‡ (c) (m)	100	99

FHLMC Multiclass Certificates

Series 2020-RR05, Class X, IO, 2.01%, 1/27/2029	160	23

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K734, Class X3, IO, 2.17%, 7/25/2026 (m)	120	12

Series Q012, Class X, IO, 4.23%, 9/25/2035 (m)	497	130

Series K716, Class X3, IO, 1.79%, 8/25/2042 (m)	106	1

Series K726, Class X3, IO, 2.13%, 7/25/2044 (m)	151	9

Series K729, Class X3, IO, 1.97%, 11/25/2044 (m)	1,212	81

Series K728, Class X3, IO, 1.95%, 11/25/2045 (m)	100	7

Series K071, Class X3, IO, 2.01%, 11/25/2045 (m)	700	82

Series K088, Class X3, IO, 2.35%, 2/25/2047 (m)	555	89

Series K108, Class X3, IO, 3.49%, 4/25/2048 (m)	400	102

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

FREMF

Series 2018-KF46, Class B, 2.10%, 3/25/2028 (c) (m)	6	6

FREMF Mortgage Trust

Series 2015-KF09, Class B, 5.50%, 5/25/2022 (c) (m)	2	1

Series 2015-KF10, Class B, 6.25%, 7/25/2022 (c) (m)	3	3

Series 2017-KF31, Class B, 3.05%, 4/25/2024 (c) (m)	4	4

Series 2017-KF32, Class B, 2.70%, 5/25/2024 (c) (m)	30	29

Series 2018-KF45, Class B, 2.10%, 3/25/2025 (c) (m)	10	10

Series 2018-KF47, Class B, 2.15%, 5/25/2025 (c) (m)	41	40

Series 2018-KC02, Class B, 4.09%, 7/25/2025 (c) (m)	25	25

Series 2018-KF53, Class B, 2.20%, 10/25/2025 (m)	60	58

Series 2019-KC03, Class B, 4.37%, 1/25/2026 (c) (m)	25	26

Series 2019-KF62, Class B, 2.20%, 4/25/2026 (c) (m)	22	21

Series 2018-KF43, Class B, 2.30%, 1/25/2028 (c) (m)	45	44

Series 2018-KF50, Class B, 2.05%, 7/25/2028 (c) (m)	7	7

Series 2018-K82, Class B, 4.13%, 9/25/2028 (c) (m)	50	57

Series 2019-KF63, Class B, 2.50%, 5/25/2029 (c) (m)	19	18

Series 2012-K19, Class C, 4.02%, 5/25/2045 (c) (m)	10	10

Series 2017-K67, Class C, 3.94%, 9/25/2049 (c) (m)	5	5

Series 2017-K65, Class B, 4.07%, 7/25/2050 (c) (m)	75	84

Series 2019-K87, Class C, 4.32%, 1/25/2051 (c) (m)	100	109

Series 2018-K75, Class B, 3.97%, 4/25/2051 (c) (m)	10	11

Series 2019-K103, Class C, 3.45%, 12/25/2051 (c) (m)	25	25

Series 2020-K737, Class B, 3.30%, 1/25/2053 (c) (m)	100	109

Series 2020-K737, Class C, 3.30%, 1/25/2053 (c) (m)	145	149

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

United States — continued

GNMA

Series 2013-178, IO, 0.42%, 6/16/2055 (m)	52	1

Series 2016-71, Class QI, IO, 0.92%, 11/16/2057 (m)	235	13

Series 2020-28, IO, 0.86%, 11/16/2061 (m)	147	11

Series 2020-14, IO, 0.75%, 2/16/2062 (m)	923	67

Series 2020-23, IO, 0.76%, 4/16/2062 (m)	227	17

Jackson Park Trust

Series 2019-LIC, Class E, 3.24%, 10/14/2039 ‡ (c) (m)	100	91

Series 2019-LIC, Class F, 3.24%, 10/14/2039 ‡ (c) (m)	100	87

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2015-JP1, Class E, 4.22%, 1/15/2049 ‡ (c) (m)	100	79

LB-UBS Commercial Mortgage Trust

Series 2006-C6, Class AJ, 5.49%, 9/15/2039 ‡ (m)	34	20

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2016-C31, Class B, 3.88%, 11/15/2049 (m)	50	51

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (c) (m)	10	9

Series 2020-HR8, Class XA, IO, 1.85%, 7/15/2053 (m)	999	144

		2,701

Total Commercial Mortgage-Backed Securities (Cost $2,974)		2,949

Asset-Backed Securities — 1.6%

United States — 1.6%

ABFC Trust

Series 2003-OPT1, Class M1, 1.18%, 2/25/2033 ‡ (m)	99	98

ACE Securities Corp. Home Equity Loan Trust

Series 2003-HE1, Class M1, 1.12%, 11/25/2033 (m)	82	82

AMRESCO Residential Securities Corp. Mortgage Loan Trust

Series 1997-1, Class A7, 7.61%, 3/25/2027 ‡	4	4

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2003-HE6, Class M2, 2.62%, 11/25/2033 ‡ (m)	53	53

Bear Stearns Asset-Backed Securities Trust

Series 2004-HE5, Class M2, 2.02%, 7/25/2034 ‡ (m)	12	12

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Conn’s Receivables Funding LLC

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (c)	44	44

Countrywide Asset-Backed Certificates

Series 2004-2, Class M1, 0.90%, 5/25/2034 ‡ (m)	10	10

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M5, 2.47%, 5/25/2034 (m)	9	9

Series 2004-5, Class M3, 1.87%, 7/25/2034 ‡ (m)	54	54

Exeter Automobile Receivables Trust

Series 2018-2A, Class E, 5.33%, 5/15/2025 (c)	120	125

Series 2018-4A, Class E, 5.38%, 7/15/2025 (c)	10	11

Fremont Home Loan Trust

Series 2003-A, Class M1, 1.13%, 8/25/2033 ‡ (m)	57	55

GSAMP Trust

Series 2003-SEA, Class A1, 0.55%, 2/25/2033 ‡ (m)	116	110

Long Beach Mortgage Loan Trust

Series 2004-6, Class A3, 1.45%, 11/25/2034 ‡ (m)	30	30

MASTR Asset-Backed Securities Trust

Series 2004-OPT2, Class M1, 1.05%, 9/25/2034 ‡ (m)	12	12

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-SD1, Class M1, 2.40%, 3/25/2033 ‡ (m)	145	141

Series 2003-NC10, Class M1, 1.17%, 10/25/2033 ‡ (m)	19	19

Series 2004-HE3, Class M1, 1.00%, 3/25/2034 ‡ (m)	51	50

Series 2004-NC7, Class M2, 1.08%, 7/25/2034 ‡ (m)	15	14

Prestige Auto Receivables Trust

Series 2018-1A, Class D, 4.14%, 10/15/2024 (c)	10	11

RAMP Trust

Series 2005-RS6, Class M4, 1.12%, 6/25/2035 (m)	250	250

Series 2006-RZ3, Class M1, 0.50%, 8/25/2036 ‡ (m)	189	185

Securitized Asset-Backed Receivables LLC Trust

Series 2004-OP2, Class M3, 2.17%, 8/25/2034 ‡ (m)	86	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	29

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Asset-Backed Securities — continued

United States — continued

Structured Asset Investment Loan Trust

Series 2003-BC11, Class M1, 1.12%, 10/25/2033 ‡ (m)	7		8

Structured Asset Securities Corp. Mortgage Loan Trust

Series 2006-BC6, Class A4, 0.32%, 1/25/2037 (m)	65		64

Wells Fargo Home Equity Asset-Backed Securities Trust

Series 2006-3, Class A2, 0.30%, 1/25/2037 ‡ (m)	1		1

Westlake Automobile Receivables Trust

Series 2019-1A, Class E, 4.49%, 7/15/2024 (c)	50		52

Total Asset-Backed Securities (Cost $1,552)			1,590

U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 2.50%, 1/31/2021 (n) (Cost $604)	603		604

	SHARES (000)
Preferred Stocks — 0.6%

United States — 0.6%

Allstate Corp. (The), Series H, 5.10%, 10/15/2024 ($25 par value) (o)	—	(k)	8

Bank of America Corp.,

Series GG, 6.00%, 5/16/2023 ($25 par value) (o)	1		20

Series HH, 5.88%, 7/24/2023 ($25 par value) (o)	1		19

Series KK, 5.38%, 6/25/2024 ($25 par value) (o)	—	(k)	8

Series LL, 5.00%, 9/17/2024 ($25 par value) (o)	1		35

Energy Transfer Operating LP, Series E, (ICE LIBOR USD 3 Month + 5.16%), 7.60%, 5/15/2024 ($25 par value) (b) (o)	2		37

MetLife, Inc., Series F, 4.75%, 3/15/2025 ($25 par value) (o)	1		17

Morgan Stanley, Series K, (ICE LIBOR USD 3 Month + 3.49%), 5.85%, 4/15/2027 ($25 par value) (b) (o)	2		72

MYT Holding LLC, Series A, 10.00%, 6/6/2029 ‡	8		10

NextEra Energy Capital Holdings, Inc., Series N, 5.65%, 3/1/2079 ($25 par value)	1		18

Northern Trust Corp., Series E, 4.70%, 1/1/2025 ($25 par value) (o)	—	(k)	12

Public Storage, Series L, , REIT4.63%, 6/17/2025 ($25 par value) (o)	1		14

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Regions Financial Corp., Series C, (ICE LIBOR USD 3 Month + 3.15%), 5.70%, 5/15/2029 ($25 par value) (b) (o)	—	(k)	7

SCE Trust II, 5.10%, 5/5/2020 ($25 par value) (o)	1		13

SCE Trust VI, 5.00%, 6/26/2022 ($25 par value) (o)	2		48

Sempra Energy, 5.75%, 7/1/2079 ($25 par value)	—	(k)	3

Southern Co. (The), Series 2020, 4.95%, 1/30/2080 ($25 par value)	1		27

State Street Corp., Series G, (ICE LIBOR USD 3 Month + 3.71%), 5.35%, 3/15/2026 ($25 par value) (b) (o)	—	(k)	11

Truist Financial Corp., Series R, 4.75%, 9/1/2025 ($25 par value) (o)	1		22

US Bancorp, Series K, 5.50%, 10/15/2023 ($25 par value) (o)	1		18

Wells Fargo & Co.,

Series Y, 5.63%, 6/15/2022 ($25 par value) (o)	1		33

Series Z, 4.75%, 3/15/2025 ($25 par value) (o)	5		123

Total Preferred Stocks (Cost $539)			575

	PRINCIPAL AMOUNT ($000)
Mortgage-Backed Securities — 0.5%

United States — 0.5%

FNMA UMBS, 30 Year

Pool # MA4100, 2.00%, 8/1/2050	53		56

Pool # MA4119, 2.00%, 9/1/2050	20		20

Pool # MA4159, 2.50%, 10/1/2050	59		62

Pool # MA4208, 2.00%, 12/1/2050	269		280

GNMA II, 30 Year

Pool # MA7052, 2.50%, 12/20/2050	60		64

Total Mortgage-Backed Securities (Cost $479)			482

Loan Assignments — 0.5% (p)

United States — 0.5%

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (b) (q)	7		7

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 2.00%, 6/1/2024 (b)	21		21

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Loan Assignments — continued
United States — continued

CenturyLink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.40%, 3/15/2027 (b)	8		7

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 4.25%, 10/2/2024 (b)	25		25

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 3.75%, 4/6/2024 (b)	20		20

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Week + 2.50%; ICE LIBOR USD 2 Month + 2.50%), 3.37%, 10/4/2023 (b)	49		47

JBS USA LUX SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 5/1/2026 (b)	33		33

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 6/7/2023 (b)	85		84

Navistar, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.66%, 11/6/2024 (b)	41		41

Nexstar Broadcasting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.91%, 9/18/2026 (b)	43		43

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.25%, 4/29/2026 (b)	43		43

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.15%, 6/2/2025 (b)	79		78

WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 2.27%, 11/1/2023 (b)	31		31

Total Loan Assignments (Cost $482)			480

	NO. OF WARRANTS (000)
Warrants — 0.0% (f)

United States — 0.0% (f)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡	1		13

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD * ‡	—	(k)	—	(k)

Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD * ‡	—	(k)	—	(k)

Total Warrants (Cost $19)			13

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — 0.0% (f)

United States — 0.0% (f)

Liberty Interactive LLC 4.00%, 11/15/2029	3	2

3.75%, 2/15/2030	2	2

Total Convertible Bonds (Cost $3)		4

	NO. OF RIGHTS (000)
Rights — 0.0% (f)

Spain — 0.0% (f)

Repsol SA, expiring 1/8/2021 * (Cost $2)	5	2

	SHARES (000)
Short-Term Investments — 4.2%

Investment Companies — 2.8%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (l) (r)	2,629	2,630

JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (l) (r)	209	209

Total Investment Companies (Cost $2,838)		2,839

Investment of Cash Collateral from Securities Loaned — 1.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (l) (r)	700	700

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (l) (r)	667	667

Total Investment of Cash Collateral From Securities Loaned (Cost $1,367)		1,367

Total Short-Term Investments (Cost $4,205)		4,206

Total Investments — 100.4% (Cost $93,378)		100,289
Liabilities in Excess of Other Assets — (0.4)%		(429)

NET ASSETS — 100.0%		99,860

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	31

JPMorgan Insurance Trust Income Builder Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

Summary of Investments by Industry, December 31, 2020

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE

Equity Real Estate Investment Trusts (REITs)	6.5%

Banks	6.0

Oil, Gas & Consumable Fuels	4.5

Diversified Telecommunication Services	4.2

Collateralized Mortgage Obligations	3.6

Pharmaceuticals	3.6

Electric Utilities	3.6

U.S. Equity	3.6

Media	3.6

Capital Markets	3.1

Fixed Income	3.1

Convertible Bonds	3.1

Commercial Mortgage-Backed Securities	2.9

Insurance	2.6

Health Care Providers & Services	2.4

Hotels, Restaurants & Leisure	2.3

Food Products	2.0

Semiconductors & Semiconductor Equipment	2.0

Wireless Telecommunication Services	1.6

Asset-Backed Securities	1.6

Metals & Mining	1.6

Technology Hardware, Storage & Peripherals	1.5

Consumer Finance	1.4

Chemicals	1.4

Beverages	1.3

Multi-Utilities	1.3

Containers & Packaging	1.1

Auto Components	1.0

Household Durables	1.0

Others (each less than 1.0%)	18.3

Short-Term Investments	4.2

Abbreviations

ABS	Asset-Backed Securities
ADR	American Depositary Receipt
CVA	Dutch Certification
ELN	Equity-Linked Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of December 31, 2020. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

(a)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $1,313,000.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2020.
(i)	Defaulted security.
(j)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(k)	Amount rounds to less than one thousand.
(l)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.
(n)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(o)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is in effect as of December 31, 2020.
(p)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(q)	All or a portion of this security is unsettled as of December 31, 2020. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(r)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	9	03/2021	EUR	390	5

U.S. Treasury 10 Year Note	96	03/2021	USD	13,251	9

					14

Short Contracts

Foreign Exchange GBP/USD	(16)	03/2021	USD	(1,368)	(38)

S&P 500 E-Mini Index	(10)	03/2021	USD	(1,872)	(30)

					(68)

					(54)

Abbreviations

EUR	Euro
GBP	British Pound
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	33

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Income Builder Portfolio
ASSETS:
Investments in non-affiliates, at value	$89,377
Investments in affiliates, at value	9,545
Investment of cash collateral received from securities loaned, at value (See Note 2.E.)	1,367
Cash	76
Foreign currency, at value	132
Deposits at broker for futures contracts	12
Receivables:
Portfolio shares sold	5
Interest from non-affiliates	574
Dividends from non-affiliates	84
Dividends from affiliates	—	(a)
Tax reclaims	39
Securities lending income (See Note 2.E.)	—	(a)
Variation margin on futures contracts	172
Due from adviser	5

Total Assets	101,388

LIABILITIES:
Payables:
Investment securities purchased	—	(a)
Collateral received on securities loaned (See Note 2.E.)	1,367
Portfolio shares redeemed	32
Accrued liabilities:
Distribution fees	17
Custodian and accounting fees	36
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	76

Total Liabilities	1,528

Net Assets	$99,860

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

JPMorgan Insurance Trust Income Builder Portfolio
NET ASSETS:
Paid-in-Capital	$90,612
Total distributable earnings (loss)	9,248

Total Net Assets	$99,860

Net Assets:
Class 1	$19,684
Class 2	80,176

Total	$99,860

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	1,738
Class 2	7,105

Net Asset Value (b):
Class 1 — Offering and redemption price per share	$11.33
Class 2 — Offering and redemption price per share	11.28

Cost of investments in non-affiliates	$83,367
Cost of investments in affiliates	8,644
Cost of foreign currency	124
Investment securities on loan, at value (See Note 2.E.)	1,313
Cost of investment of cash collateral (See Note 2.E.)	1,367

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	35

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Amounts in thousands)

JPMorgan Insurance Trust Income Builder Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$2,328
Interest income from affiliates	— (a)
Dividend income from non-affiliates	962
Dividend income from affiliates	261
Income from securities lending (net) (See Note 2.E.)	5
Foreign taxes withheld (net)	(54)

Total investment income	3,502

EXPENSES:
Investment advisory fees	376
Administration fees	67
Distribution fees:
Class 2	187
Custodian and accounting fees	215
Interest expense to affiliates	— (a)
Professional fees	111
Trustees’ and Chief Compliance Officer’s fees	25
Printing and mailing costs	30
Transfer agency fees (See Note 2.L.)	15
Other	11

Total expenses	1,037

Less fees waived	(179)
Less expense reimbursements	(171)

Net expenses	687

Net investment income (loss)	2,815

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(337)
Investments in affiliates	(356)
Futures contracts	988
Foreign currency transactions	(26)

Net realized gain (loss)	269

Distributions of capital gains received from investment company affiliates	— (a)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,589
Investments in affiliates	(82)
Futures contracts	11
Foreign currency translations	20

Change in net unrealized appreciation/depreciation	1,538

Net realized/unrealized gains (losses)	1,807

Change in net assets resulting from operations	$4,622

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Income Builder Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,815	$2,829
Net realized gain (loss)	269	(97)
Distributions of capital gains received from investment company affiliates	— (a)	60
Change in net unrealized appreciation/depreciation	1,538	7,481

Change in net assets resulting from operations	4,622	10,273

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(495)	(499)
Class 2	(2,485)	(2,195)

Total distributions to shareholders	(2,980)	(2,694)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	7,628	16,580

NET ASSETS:
Change in net assets	9,270	24,159
Beginning of period	90,590	66,431

End of period	$99,860	$90,590

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,684	$4,351
Distributions reinvested	495	499
Cost of shares redeemed	(630)	(2,506)

Change in net assets resulting from Class 1 capital transactions	4,549	2,344

Class 2
Proceeds from shares issued	13,471	19,866
Distributions reinvested	2,485	2,195
Cost of shares redeemed	(12,877)	(7,825)

Change in net assets resulting from Class 2 capital transactions	3,079	14,236

Total change in net assets resulting from capital transactions	$7,628	$16,580

SHARE TRANSACTIONS:
Class 1
Issued	436	404
Reinvested	50	48
Redeemed	(57)	(225)

Change in Class 1 Shares	429	227

Class 2
Issued	1,275	1,850
Reinvested	254	210
Redeemed	(1,258)	(729)

Change in Class 2 Shares	271	1,331

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Year Ended December 31, 2020	$11.16	$0.35	$0.20	$0.55	$(0.38)	$—	$—	$(0.38)
Year Ended December 31, 2019	10.11	0.40	1.05	1.45	(0.37)	(0.03)	—	(0.40)
Year Ended December 31, 2018	10.62	0.42	(0.91)	(0.49)	—	(0.02)	—	(0.02)
Year Ended December 31, 2017	9.93	0.37	0.81	1.18	(0.39)	(0.10)	—	(0.49)
Year Ended December 31, 2016	9.63	0.37	0.26	0.63	(0.32)	—	(0.01)	(0.33)

Class 2
Year Ended December 31, 2020	11.12	0.33	0.19	0.52	(0.36)	—	—	(0.36)
Year Ended December 31, 2019	10.08	0.37	1.04	1.41	(0.34)	(0.03)	—	(0.37)
Year Ended December 31, 2018	10.62	0.39	(0.91)	(0.52)	—	(0.02)	—	(0.02)
Year Ended December 31, 2017	9.92	0.35	0.81	1.16	(0.36)	(0.10)	—	(0.46)
Year Ended December 31, 2016	9.63	0.35	0.25	0.60	(0.30)	—	(0.01)	(0.31)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Ratios/Supplemental data
		Ratios to average net assets
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate

$11.33	5.45%	$19,684	0.56%	3.33%	0.94%	66%
11.16	14.56	14,607	0.60	3.71	0.95	51
10.11	(4.63)	10,947	0.59	4.02	1.14	68
10.62	11.89	8,776	0.59	3.40	1.26	85
9.93	6.53	106	0.60	3.72	1.27	46

11.28	5.12	80,176	0.81	3.10	1.20	66
11.12	14.27	75,983	0.85	3.49	1.21	51
10.08	(4.92)	55,484	0.84	3.76	1.39	68
10.62	11.70	42,122	0.84	3.31	1.40	85
9.92	6.21	48,465	0.85	3.47	1.49	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Income Builder Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize income while maintaining prospects for capital appreciation.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Futures contracts are generally valued on the basis of available market quotations.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2020.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$604	$986	$1,590
Collateralized Mortgage Obligations
United States	—	2,798	862	3,660
Commercial Mortgage-Backed Securities
Cayman Islands	—	—	248	248
United States	—	1,691	1,010	2,701

Total Commercial Mortgage-Backed Securities	—	1,691	1,258	2,949

Common Stocks
Australia	—	1,166	—	1,166
Austria	—	38	—	38
Belgium	—	196	—	196
Brazil	186	7	—	193
Canada	1,302	—	—	1,302
Chile	19	—	—	19
China	81	1,833	—	1,914
Czech Republic	—	19	—	19
Denmark	—	165	—	165
Finland	—	268	—	268
France	—	1,139	—	1,139
Germany	—	1,077	—	1,077
Hong Kong	—	594	—	594
India	431	—	—	431
Indonesia	161	127	—	288
Ireland	11	18	—	29
Italy	—	424	—	424
Japan	—	1,847	—	1,847
Jordan	—	6	—	6
Macau	—	7	—	7
Mexico	327	—	—	327
Netherlands	—	250	—	250
New Zealand	—	93	—	93
Norway	—	98	—	98
Portugal	—	41	—	41
Russia	222	365	—	587

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Saudi Arabia	$108	$—	$—		$108
Singapore	2	204	—		206
South Africa	52	129	—		181
South Korea	63	691	—		754
Spain	17	978	—		995
Sweden	27	398	—		425
Switzerland	—	1,309	—		1,309
Taiwan	494	1,011	—		1,505
Thailand	—	64	—		64
United Kingdom	172	2,019	—		2,191
United States	14,719	25	—	(a)	14,744

Total Common Stocks	18,394	16,606	—	(a)	35,000

Convertible Bonds	—	4	—		4
Corporate Bonds	—	40,926	—		40,926
Equity-Linked Notes	—	3,092	—		3,092
Investment Companies	6,706	—	—		6,706
Loan Assignments	—	480	—		480
Mortgage-Backed Securities	—	482	—		482
Preferred Stocks
United States	565	—	10		575
Rights	2	—	—		2
U.S. Treasury Obligations	—	604	—		604
Warrants	—	—	13		13
Short-Term Investments
Investment Companies	2,839	—	—		2,839
Investment of cash collateral from securities loaned	1,367	—	—		1,367

Total Short-Term Investments	4,206	—	—		4,206

Total Investments in Securities	$29,873	$67,287	$3,129		$100,289

Appreciation in Other Financial Instruments
Futures Contracts	$14	$—	$—		$14

Depreciation in Other Financial Instruments
Futures Contracts	$(68)	$—	$—		$(68)

(a)	Amount rounds to less than one thousand.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of December 31, 2019		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020
Investments in Securities
Asset-Backed Securities — United States	$1,852		$(2)	$(19)	$3		$—		$(598)	$—	$(250)	$986
Collateralized Mortgage Obligations — United States	979		—	6	—	(a)	—		(123)	—	—	862
Commercial Mortgage-Backed Securities — Cayman Islands	249		—	(1)	—		—		—	—	—	248
Commercial Mortgage-Backed Securities — United States	1,150		(64)	(55)	1		281		(412)	109	—	1,010
Common Stocks — United States	—		—	— (a)	—		—	(a)	—	—	—	—	(a)
Corporate Bonds — United States	—	(b)	2	—	—		—		(2)	—	—	—
Preferred Stocks — United States	—		—	2	—		8		—	—	—	10
Warrants — United States	17		—	(4)	—		—	(a)	—	—	—	13

Total	$4,247		$(64)	$(71)	$4		$289		$(1,135)	$109	$(250)	$3,129

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2020, which were valued using significant unobservable inputs (level 3) amounted to approximately $(49,000). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the year ended December 31, 2020.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at December 31, 2020		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$986		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 20.00% (5.89%)
				Constant Default Rate	0.00% - 5.80% (3.69%)
				Yield (Discount Rate of Cash Flows)	0.40% - 4.23% (2.54%)

Asset-Backed Securities	986

	900		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	1.53% - 199.00% (10.13%)

Commercial Mortgage-Backed Securities	900

	862		Discounted Cash Flow	Constant Prepayment Rate	10.00% - 25.00% (20.10%)
				Constant Default Rate	0.00% - 0.50% (0.15%)
				Yield (Discount Rate of Cash Flows)	2.32% - 4.01% (3.28%)

Collateralized Mortgage Obligations	862

	—	(b)	Market Comparable Companies	EBITDA Multiple (c)	4.8x (4.8x)
	—	(b)	Pending Distribution Amount	Expected Recovery	0.01 ($0.01)

Warrants	—	(b)

Total	$2,748

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

#

The table above does not include certain Level 3 investments that are valued by brokers and Pricing Services. At December 31, 2020, the value of these investments was approximately $381,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Portfolio.

As of December 31, 2020, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Portfolio invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Portfolio invests in loan assignments of all or a portion of the loans. When the Portfolio purchases a loan assignment, the Portfolio has direct rights against the Borrower on a loan, provided, however, the Portfolio’s rights may be more limited than the Lender from which it acquired the assignment and the Portfolio may be able to enforce its rights only through the Agent. As a result, the Portfolio assumes the credit risk of the Borrower as well as any other persons interpositioned between the Portfolio and the Borrower (“Intermediate Participants”). The Portfolio may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Portfolio could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.

Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Portfolio may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Portfolio purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Portfolio may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

E. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2020 (amounts in thousands).

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$1,313	$(1,313)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended December 31, 2020, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

$—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

F. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the year ended December 31, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$2,556	$1,161	$1,494	$(283)	$13	$1,953	236	$89		$—
JPMorgan Equity Income Fund Class R6 Shares (a)	5,485	1,285	3,049	(85)	(63)	3,573	181	107		—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	918	37	—	—	(24)	931	105	36		—
JPMorgan Managed Income Fund Class L Shares (a)	2,478	7	2,239	12	(9)	249	25	8		—	(b)
JPMorgan Prime Money Market Fund Class IM Shares, 0.12% (a)(c)	331	2,735	2,857	— (b)	— (b)	209	209	2		—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (a)(c)	2,270	42,690	42,331	— (b)	1	2,630	2,629	19		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a)(c)	—	700	—	—	— (b)	700	700	1	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(c)	286	12,919	12,538	—	—	667	667	2	*	—

Total	$14,324	$61,534	$64,508	$(356)	$(82)	$10,912		$264		$—	(b)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P.Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2020.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

G. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Futures Contracts — The Portfolio used currency, index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price, foreign exchange and interest rate risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Portfolio’s futures contracts activity during the year ended December 31, 2020 (amounts in thousands):

Futures Contracts — Equity:
Average Notional Balance Long	$1,225
Average Notional Balance Short	962
Ending Notional Balance Long	390
Ending Notional Balance Short	1,872

Futures Contracts — Foreign Exchange:
Average Notional Balance Long	204
Average Notional Balance Short	1,296
Ending Notional Balance Short	1,368

Futures Contracts — Interest Rate:
Average Notional Balance Long	11,015
Ending Notional Balance Long	13,251

I. Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2020 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$5
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	9

		$14

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(30)
Foreign exchange contracts	Payables, Net Assets — Unrealized Depreciation	(38)

		$(68)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2020, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$442
Foreign exchange contracts	(10)
Interest rate contracts	556

Total	$988

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(43)
Foreign exchange contracts	(33)
Interest rate contracts	87

Total	$11

The Portfolio’s derivatives contracts held at December 31, 2020 are not accounted for as hedging instruments under GAAP.

J. Equity-Linked Notes — The Portfolio invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statement of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statement of Operations. The Portfolio realizes a gain or loss when an ELN is sold or matures which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statement of Operations.

As of December 31, 2020, the Portfolio had outstanding ELNs as listed on the SOI.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend. The Portfolio may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Portfolio. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

L. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2020 are as follows (amounts in thousands):

	Class 1	Class 2	Total
Transfer agency fees	$—(a)	$15	$15

(a)	Amount rounds to less than one thousand.

The Portfolio invests in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

M. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

N. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(38)	$54	$(16)

The reclassifications for the Portfolio relate primarily to investments in passive foreign investment companies (“PFICs”).

P. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Portfolio’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.42% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2020, the effective rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	49

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the year ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2021.

The Underlying Funds may impose separate advisory fees. The Adviser has agreed to voluntarily waive the Portfolio’s investment advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. During the year ended December 31, 2020, the Adviser waived approximately $38,000. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

For the year ended December 31, 2020, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows (amounts in thousands). None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$65	$67	$132	$171

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2020 was approximately $9,000.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2020, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$62,952	$55,007	$376	$478

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$94,073	$8,160	$1,998	$6,162

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to callable bonds, investments in perpetual bonds, mark to market of futures contracts, wash sale loss deferrals and investments in PFICs.

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The tax character of distributions paid during the year ended December 31, 2020 was as follows (amounts in thousands):

Ordinary Income*	Total Distributions Paid
$2,980	$2,980

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2019 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,487	$207	$2,694

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of December 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,908	$187	$6,180

The cumulative timing differences primarily consist of investments in perpetual bonds, investments in PFICs, callable bonds, mark to market of futures contracts and wash sale loss deferrals.

During the year ended December 31, 2020, the Portfolio utilized capital loss carryforwards as follows (amounts in thousands):

Capital Loss Utilized
Short-Term	Long-Term
$36	$159

As of December 31, 2020, the Portfolio did not have any net capital loss carryforwards.

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	51

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2020, the Portfolio had four individual shareholder and/or non-affiliated omnibus accounts, which owned 79.5% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage-pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Portfolio’s yield (and total return) also may be low or the Portfolio may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Portfolio’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Portfolio invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is

52	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On February 10, 2021, the contractual expense limitations for Class 1 Shares and Class 2 Shares were extended until at least April 30, 2022.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Income Builder Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Income Builder Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent banks and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 12, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

54	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	128	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	128	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	128	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	128	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	128	None

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	55

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	128	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985. (3)	Self-employed business consultant (2002-present).	128	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	128	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	128	None

Mitchell M. Merin (1953); Trustee of Trust since 2013. (4)	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	128	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	128	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	128	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

56	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (128 funds).

(3)	Mr. Marshall retired from the Board of Trustees effective the close of business on December 31, 2020.

(4)	Mr. Merin retired from the Board of Trustees effective the close of business on January 31, 2021.

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	57

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

58	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Income Builder Portfolio
Class 1
Actual	$1,000.00	$1,124.00	$2.94	0.55%
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class 2
Actual	1,000.00	1,121.30	4.27	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	59

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds overseen by the Board in which the Portfolio may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser. This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge/”). The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio and Underlying Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Portfolio and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

60	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio and Underlying Funds for providing administration services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Portfolio and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Portfolio’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	61

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three-and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 2 shares was in the fifth quintile based upon both the Peer Group and the Universe for each of the one-, three- and five-year periods ended December 31, 2019. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances. They requested however, that the Portfolio’s Adviser provide additional Portfolio performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio. The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 2 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

62	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 8.65%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2020.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	63

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	AN-JPMITIBP-1220

Annual Report

JPMorgan Insurance Trust

December 31, 2020

JPMorgan Insurance Trust Global Allocation Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by the separate accounts of various insurance companies. Portfolio shares may also be offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectuses for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 4, 2021 (Unaudited)

Dear Shareholders,

The immense efforts of central banks, government and researchers in the public and private sectors appear to have shepherded the world through the most difficult days of a profound crisis caused by the pandemic. While the economic and health care challenges are not behind us, the uncertainty and turbulence of 2020 has abated.

“We believe the clear lesson is that investors who remained fully invested over the past year, in the face of uncertainty over the direction of the pandemic and the unprecedented responses to it, were likely rewarded for their resolve.” — Andrea L. Lisher

The development of multiple vaccines against Covid-19 toward the end of 2020 provided hope that the pandemic would be halted and that economic and social activity could begin to resume in the year ahead. That optimism spread to global financial markets. While leading equity indexes fell by 20% or more in the first quarter of 2020, financial markets stabilized and equity markets largely rebounded — slowly at first and then rapidly the second half of the year. At the end of 2020, the S&P 500 Index had generated a total return of 18.10% for the full 12 months and 22.16% for the final six months of the year.

We believe the clear lesson is that investors who remained fully invested over the past year, in the face of uncertainty over the direction of the pandemic and the unprecedented responses to it, were likely rewarded for their resolve.

Certainly, enormous challenges remain in both the implementation of global vaccinations and in the rebuilding of economies at the local, national and international levels. However, the advances in the fight against Covid-19 provide policymakers and investors with the opportunity to plan for the future and meet those challenges. J.P. Morgan Asset Management has thrived amid the many challenges presented by the pandemic. Moreover, our deep experience in risk management enabled us to better navigate increased volatility in global financial markets. Throughout 2020, we continued to seek to operate under the same fundamental practices and principles that have driven our success for more than a century with an unwavering focus on putting our clients at the center of everything we do.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 2 Shares)*	15.40%
MSCI All Country World Index USD (net for foreign withholding taxes)[1]	16.25%
MSCI World Index (net of foreign withholding taxes)	15.90%
Global Allocation Composite Benchmark	14.05%

Net Assets as of 12/31/2020 (In Thousands)	$120,070

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Global Allocation Portfolio (the “Portfolio”) seeks to maximize long-term total return.

HOW DID THE MARKET PERFORM?

Global financial markets generally recovered from a sharp sell-off in the first quarter of 2020, led by a rally in equity markets in the second half of the year. Investor demand for equity was largely fueled by continued support from central banks, relief spending by governments across the globe and the development and approvals of the first vaccines against Covid-19.

In the first days of January 2020, financial markets largely shrugged off a brief flare-up in military tensions between the U.S. and Iran. However, the emergence and spread of Covid-19 fed increasing investor uncertainty and by early March, the novel coronavirus was declared a pandemic by the World Health Organization. The closure of large sectors of national economies on a global scale sparked a dramatic sell-off in financial markets across the globe. Yields on developed market sovereign bonds fell sharply and prices for commodity gold spiked. By the end of the first quarter of 2020, leading developed market equity indexes had lost 20% or more of their value from the start of the year. Corporate bond prices generally fell and the price of crude oil ended the first quarter down by 60%.

Leading central banks promptly responded with lower interest rates and/or asset purchasing programs, which helped to support asset price stability and head off a potential liquidity crunch in credit markets. Governments also responded with a range of fiscal stimulus or paycheck protection programs designed to cushion the economic impact of the pandemic. In the ensuing months, global equity markets staged a slow and uneven rebound, led by U.S. and emerging markets.

At the start of the second half of the year, U.S. equity led a broad rebound in both developed markets and emerging markets equity. Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for S&P 500 in late August — a stretch not seen since 2017. Notably, Apple Inc. issued a 4-for-1 stock split in August and became the first publicly listed company with a valuation surpassing

$2 trillion. The U.S. Federal Reserve (the “Fed”) signaled its continued support for asset purchases and low benchmark interest rates. While the spread of Covid-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to Covid-19 dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first Covid-19 vaccines. While the results of the U.S. presidential election were contested, President-elect Joe Biden’s early cabinet choices — including former Fed Chairwoman Janet Yellen — removed some investor uncertainty. The Fed kept interest rates and policies unchanged and Congressional negotiations over proposed relief and stimulus spending continued through the month.

Globally, equity markets maintained upward momentum through the end of December, largely driven by investor expectations that mass vaccinations and the re-opening of economies would unleash pent up demand from consumers, businesses and governments. Notably, emerging markets equity outperformed developed markets equity, including U.S. equity in the second half of 2020 as China, Taiwan and South Korea appeared to have greater success in containing the pandemic.

In the U.S., growth stocks continued to outperform value stocks but the difference narrowed somewhat during the period as share price valuations rose. Additionally, shares of select companies that had seen their stock prices plummet in the first half of 2020 benefitted from increased investor appetite for bargains in the second half of the year. At year’s end, the largest 10 companies in the S&P 500 made up 27.4% of the index’s value, compared with 22.7% at the end of 2019 and 21.0% at the end of 2018.

2	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio’s Class 2 Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) and outperformed the Global Allocation Composite Benchmark (the “Composite”), which consists of 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index, for the twelve months ended December 31, 2020.

The Portfolio’s allocation to fixed income securities, particularly global developed markets government bonds, detracted from performance relative to the Benchmark, which is an all-equity index.

Relative to the Composite, the Portfolio’s allocations to global equity and investment grade corporate bonds contributed to relative performance as both asset classes performed strongly toward the end of the year amid the approvals for the first Covid-19 vaccines and continued fiscal support from governments.

HOW WAS THE PORTFOLIO POSITIONED?

During the reporting period, the Portfolio was positioned to maximize total return while managing risk. Early in 2020, the portfolio managers sought to lower the risk profile of the Portfolio by increasing its overall government bond duration by one year and reducing allocations to both U.S. high yield bonds and overall equity. In the second half of March 2020, as the Fed took steps to support the corporate bond market, the portfolio managers added investment grade corporate bonds and increased the Portfolio’s allocation to U.S. high yield bonds. In the final months of the reporting period, the portfolio managers increased the Portfolio’s allocation to emerging markets equity and maintain their position in credit.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund Class R6 Shares	15.9%
2.	JPMorgan Emerging Markets Equity Fund Class R6 Shares	10.7
3.	U.S. Treasury Notes, 2.50%, 1/31/2021	2.0
4.	JPMorgan Mortgage-Backed Securities Fund Class R6 Shares	1.0
5.	Microsoft Corp.	0.9
6.	Amazon.com, Inc.	0.8
7.	Apple, Inc.	0.8
8.	Alphabet, Inc., Class C	0.6
9.	Samsung Electronics Co. Ltd. (South Korea)	0.5
10.	Nestle SA (Registered) (Switzerland)	0.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Acacia Communications, Inc.	17.6%
2.	Varian Medical Systems, Inc.	16.9
3.	Sirius XM Holdings, Inc.	15.8
4.	Tiffany & Co.	14.2
5.	National General Holdings Corp.	13.9
6.	Intel Corp.	5.5
7.	Beyond Meat, Inc.	5.0
8.	Kroger Co. (The)	3.8
9.	Navistar International Corp.	2.9
10.	Pinnacle West Capital Corp.	1.4

LONG POSITION PORTFOLIO COMPOSITION***
Common Stocks	43.7%
Investment Companies	27.5
Corporate Bonds	8.0
Foreign Government Securities	5.9
U.S. Treasury Obligations	2.0
Collateralized Mortgage Obligations	1.9
Commercial Mortgage-Backed Securities	1.5
Others (each less than 1.0%)	0.8
Short-Term Investments	8.7

SHORT POSITION PORTFOLIO COMPOSITION****
Common Stocks	100.0%

[1]

On November 30, 2020, the Portfolio’s benchmark index was changed to the MSCI All Country World Index from the MSCI World Index to better reflect, for comparison purposes, how the Portfolio is managed. The Portfolio’s composite benchmark was also changed to include the MSCI All Country World Index and exclude the MSCI World Index.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of December 31, 2020. The Portfolio’s composition is subject to change.
****	Percentages indicated are based on total short investments as of December 31, 2020. The Portfolio’s composition is subject to change.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Global Allocation Portfolio

PORTFOLIO COMMENTARY

TWELVE MONTHS ENDED DECEMBER 31, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS 1 SHARES	December 9, 2014	15.69%	9.56%	7.59%
CLASS 2 SHARES	December 9, 2014	15.40	9.28	7.32

LIFE OF PORTFOLIO PERFORMANCE (12/9/14 TO 12/31/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Portfolio commenced operations on December 9, 2014.

The graph illustrates comparative performance for $10,000 invested in Class 2 Shares of the JPMorgan Insurance Trust Global Allocation Portfolio, the MSCI World Index (net of foreign withholding taxes), the MSCI All Country World Index (net of foreign withholding taxes), the Bloomberg Barclays Global Aggregate Index — Unhedged USD and the Global Allocation Composite Benchmark from December 9, 2014 to December 31, 2020. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World Index (net of foreign withholding taxes), MSCI All Country World Index (net of foreign withholding taxes), Bloomberg Barclays Global Aggregate Index — Unhedged USD and Global Allocation Composite Benchmark do not reflect the deduction of expenses associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI All Country World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. Since November 30, 2020, the Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indices that includes the MSCI All Country World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%). Prior to November 30, 2020, the Global Allocation Composite Benchmark was a composite benchmark comprised of unmanaged indices that included the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%). Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — 100.4%

Common Stocks — 43.8%

Australia — 0.8%

AGL Energy Ltd.	—	(a)	2

Ampol Ltd.	—	(a)	4

APA Group	1		5

Aristocrat Leisure Ltd.	—	(a)	3

Aurizon Holdings Ltd.	1		4

Australia & New Zealand Banking Group Ltd.	2		28

BHP Group Ltd.	1		46

BHP Group plc	9		243

Brambles Ltd.	1		6

Cochlear Ltd.	—	(a)	6

Coles Group Ltd.	—	(a)	7

Commonwealth Bank of Australia	1		43

Computershare Ltd.	—	(a)	4

CSL Ltd.	—	(a)	43

Fortescue Metals Group Ltd.	—	(a)	6

Goodman Group, REIT	1		14

GPT Group (The), REIT	3		10

Insurance Australia Group Ltd.	1		3

LendLease Corp. Ltd.	—	(a)	3

Macquarie Group Ltd.	—	(a)	16

Mirvac Group, REIT	6		12

National Australia Bank Ltd.	1		17

Newcrest Mining Ltd.	—	(a)	6

Oil Search Ltd.	1		2

Orica Ltd.	—	(a)	3

Origin Energy Ltd.	1		2

QBE Insurance Group Ltd.	1		7

Ramsay Health Care Ltd.	—	(a)	4

REA Group Ltd.	—	(a)	6

Rio Tinto Ltd.	—	(a)	20

Rio Tinto plc	3		228

Santos Ltd.	1		3

Sonic Healthcare Ltd.	—	(a)	3

South32 Ltd.	3		5

Stockland, REIT	1		4

Suncorp Group Ltd.	1		7

Sydney Airport *	1		4

Tabcorp Holdings Ltd.	1		3

Telstra Corp. Ltd.	1		2

TPG Telecom Ltd. * (b)	—	(a)	2

Transurban Group	1		11

Treasury Wine Estates Ltd.	—	(a)	2

Wesfarmers Ltd.	—	(a)	19

Westpac Banking Corp.	2		25

INVESTMENTS	SHARES (000)		VALUE ($000)

Australia — continued

Woodside Petroleum Ltd.	—	(a)	6

Woolworths Group Ltd.	1		20

			919

Austria — 0.1%

Erste Group Bank AG	6		171

Belgium — 0.2%

Anheuser-Busch InBev SA/NV	—	(a)	9

KBC Group NV	3		203

			212

Canada — 0.5%

Alimentation Couche-Tard, Inc., Class B	4		130

Canadian National Railway Co.	2		194

Canadian Pacific Railway Ltd.	—	(a)	45

Fairfax Financial Holdings Ltd.	—	(a)	58

Shopify, Inc., Class A *	—	(a)	31

Toronto-Dominion Bank (The)	3		178

			636

China — 1.0%

Alibaba Group Holding Ltd. *	10		291

Alibaba Group Holding Ltd., ADR *	—	(a)	49

BOC Hong Kong Holdings Ltd.	3		9

Ping An Insurance Group Co. of China Ltd., Class H	31		371

Prosus NV *	1		57

Tencent Holdings Ltd.	5		367

Wilmar International Ltd.	1		5

			1,149

Denmark — 0.7%

Carlsberg A/S, Class B	1		206

Novo Nordisk A/S, Class B	6		437

Orsted A/S (c)	1		178

			821

Finland — 0.2%

Elisa OYJ	—	(a)	13

Kone OYJ, Class B	2		140

UPM-Kymmene OYJ	1		28

			181

France — 2.5%

Accor SA *	1		23

Air Liquide SA	—	(a)	45

Airbus SE * (b)	2		233

Alstom SA *	2		137

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

France — continued

Arkema SA	—	(a)	24

AXA SA	2		45

BioMerieux	—	(a)	17

BNP Paribas SA *	3		163

Capgemini SE	2		246

Dassault Systemes SE	—	(a)	39

Eiffage SA *	—	(a)	13

EssilorLuxottica SA	—	(a)	13

Kering SA	—	(a)	54

L’Oreal SA	—	(a)	54

LVMH Moet Hennessy Louis Vuitton SE	1		575

Orange SA	1		13

Pernod Ricard SA	—	(a)	11

Peugeot SA *	1		29

Safran SA *	2		262

Sanofi	—	(a)	44

Schneider Electric SE	3		484

Societe Generale SA *	1		11

Thales SA	—	(a)	20

TOTAL SE (b)	2		75

Veolia Environnement SA	1		34

Vinci SA	4		394

			3,058

Germany — 1.6%

adidas AG *	1		301

Allianz SE (Registered)	2		505

BASF SE	—	(a)	35

Bayer AG (Registered)	—	(a)	29

Daimler AG (Registered)	—	(a)	32

Delivery Hero SE * (b) (c)	1		186

Deutsche Boerse AG	—	(a)	13

Deutsche Post AG (Registered)	1		62

Deutsche Telekom AG (Registered)	4		67

Infineon Technologies AG	1		52

Merck KGaA	—	(a)	35

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	—	(a)	44

RWE AG (b)	3		144

SAP SE	1		75

Siemens AG (Registered)	—	(a)	46

Volkswagen AG (Preference)	1		149

Vonovia SE	2		162

			1,937

INVESTMENTS	SHARES (000)		VALUE ($000)

Hong Kong — 0.6%

AIA Group Ltd.	34		409

ASM Pacific Technology Ltd.	—	(a)	1

CK Asset Holdings Ltd.	1		5

CK Infrastructure Holdings Ltd.	1		3

CLP Holdings Ltd.	1		5

Hang Seng Bank Ltd.	—	(a)	7

Henderson Land Development Co. Ltd.	1		4

HKT Trust & HKT Ltd.	1		1

Hong Kong & China Gas Co. Ltd.	4		6

Hong Kong Exchanges & Clearing Ltd.	4		208

Hongkong Land Holdings Ltd.	1		3

Jardine Matheson Holdings Ltd.	—	(a)	6

Link, REIT	1		6

MTR Corp. Ltd.	1		3

New World Development Co. Ltd.	1		2

Power Assets Holdings Ltd.	1		3

Sino Land Co. Ltd.	2		3

Sun Hung Kai Properties Ltd.	1		6

Swire Pacific Ltd., Class A	1		3

Techtronic Industries Co. Ltd.	1		7

WH Group Ltd. (c)	2		2

Wharf Real Estate Investment Co. Ltd.	1		5

			698

India — 0.4%

HDFC Bank Ltd., ADR *	6		435

Indonesia — 0.1%

Bank Central Asia Tbk. PT	61		147

Ireland — 0.2%

CRH plc	1		45

Kingspan Group plc	—	(a)	12

Kingspan Group plc	—	(a)	5

Ryanair Holdings plc, ADR *	1		118

			180

Italy — 0.2%

Davide Campari-Milano NV (b)	1		14

Enel SpA	3		28

Ferrari NV	—	(a)	72

FinecoBank Banca Fineco SpA * (b)	2		28

Snam SpA	7		38

UniCredit SpA *	2		22

			202

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

Japan — 2.7%

Advantest Corp.	—	(a)	15

Aeon Co. Ltd.	—	(a)	3

Amada Co. Ltd.	1		9

Asahi Group Holdings Ltd.	—	(a)	16

Asahi Intecc Co. Ltd.	—	(a)	4

Asahi Kasei Corp.	2		16

Astellas Pharma, Inc.	1		8

Bandai Namco Holdings, Inc.	—	(a)	9

Bridgestone Corp.	—	(a)	10

Canon, Inc.	—	(a)	8

Casio Computer Co. Ltd.	—	(a)	4

Central Japan Railway Co.	—	(a)	14

Chubu Electric Power Co., Inc.	1		8

Chugai Pharmaceutical Co. Ltd.	—	(a)	16

Concordia Financial Group Ltd.	2		6

CyberAgent, Inc.	—	(a)	7

Dai Nippon Printing Co. Ltd.	—	(a)	2

Dai-ichi Life Holdings, Inc.	—	(a)	6

Daiichi Sankyo Co. Ltd.	1		38

Daikin Industries Ltd.	—	(a)	44

Daito Trust Construction Co. Ltd.	—	(a)	9

Daiwa House Industry Co. Ltd.	1		18

Daiwa House REIT Investment Corp., REIT	—	(a)	2

Denso Corp.	—	(a)	24

Dentsu Group, Inc.	—	(a)	6

East Japan Railway Co.	—	(a)	13

Eisai Co. Ltd.	—	(a)	7

ENEOS Holdings, Inc.	3		11

FANUC Corp.	—	(a)	25

Fast Retailing Co. Ltd.	—	(a)	90

FUJIFILM Holdings Corp.	—	(a)	16

Fujitsu Ltd.	—	(a)	14

Fukuoka Financial Group, Inc.	—	(a)	7

GLP J-REIT, REIT *	—	(a)	2

Hankyu Hanshin Holdings, Inc.	—	(a)	3

Hitachi Ltd.	1		35

Honda Motor Co. Ltd.	1		28

Hoya Corp.	—	(a)	42

Isuzu Motors Ltd.	1		7

ITOCHU Corp.	1		32

Japan Airlines Co. Ltd.	4		79

Japan Exchange Group, Inc.	—	(a)	10

Japan Post Holdings Co. Ltd.	—	(a)	2

Japan Real Estate Investment Corp., REIT	—	(a)	6

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Japan Retail Fund Investment Corp., REIT	—	(a)	4

Japan Tobacco, Inc.	1		14

Kajima Corp.	1		9

Kansai Electric Power Co., Inc. (The)	—	(a)	4

Kansai Paint Co. Ltd.	—	(a)	3

Kao Corp.	—	(a)	31

KDDI Corp.	1		30

Keikyu Corp.	—	(a)	2

Keyence Corp.	—	(a)	169

Kikkoman Corp.	—	(a)	7

Kintetsu Group Holdings Co. Ltd.	—	(a)	4

Kirin Holdings Co. Ltd.	—	(a)	9

Komatsu Ltd.	—	(a)	11

Konami Holdings Corp.	—	(a)	11

Kubota Corp.	1		24

Kuraray Co. Ltd.	1		7

Kurita Water Industries Ltd.	—	(a)	4

Kyocera Corp.	—	(a)	12

Kyowa Kirin Co. Ltd.	—	(a)	11

Kyushu Electric Power Co., Inc.	—	(a)	3

Lawson, Inc.	—	(a)	5

Lion Corp.	—	(a)	10

M3, Inc.	—	(a)	38

Makita Corp.	—	(a)	5

Marui Group Co. Ltd.	—	(a)	5

MINEBEA MITSUMI, Inc.	—	(a)	8

MISUMI Group, Inc.	—	(a)	10

Mitsubishi Corp.	1		27

Mitsubishi Electric Corp.	1		15

Mitsubishi Estate Co. Ltd.	—	(a)	6

Mitsubishi Heavy Industries Ltd.	—	(a)	3

Mitsubishi UFJ Financial Group, Inc.	8		35

Mitsui & Co. Ltd.	1		15

Mitsui Chemicals, Inc.	—	(a)	9

Mitsui Fudosan Co. Ltd.	4		77

Mizuho Financial Group, Inc.	1		10

MS&AD Insurance Group Holdings, Inc.	—	(a)	3

Murata Manufacturing Co. Ltd.	—	(a)	36

Nabtesco Corp.	—	(a)	13

NEC Corp.	—	(a)	5

Nexon Co. Ltd.	—	(a)	6

NGK Spark Plug Co. Ltd.	—	(a)	2

NH Foods Ltd.	—	(a)	9

Nidec Corp.	—	(a)	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

Japan — continued

Nihon M&A Center, Inc.	—	(a)	7

Nintendo Co. Ltd.	—	(a)	64

Nippon Building Fund, Inc., REIT	—	(a)	6

Nippon Express Co. Ltd.	—	(a)	13

Nippon Prologis REIT, Inc., REIT *	—	(a)	3

Nippon Steel Corp. *	1		9

Nippon Telegraph & Telephone Corp.	1		28

Nippon Yusen KK	—	(a)	5

Nissan Motor Co. Ltd.	1		6

Nissin Foods Holdings Co. Ltd.	—	(a)	9

Nitori Holdings Co. Ltd.	—	(a)	21

Nomura Holdings, Inc.	1		4

Nomura Real Estate Master Fund, Inc., REIT	—	(a)	1

Nomura Research Institute Ltd.	—	(a)	14

Odakyu Electric Railway Co. Ltd.	—	(a)	6

Olympus Corp.	—	(a)	9

Omron Corp.	—	(a)	9

Ono Pharmaceutical Co. Ltd.	—	(a)	12

Oriental Land Co. Ltd.	—	(a)	16

ORIX Corp.	1		17

Orix JREIT, Inc., REIT	—	(a)	2

Otsuka Corp.	—	(a)	11

Otsuka Holdings Co. Ltd.	—	(a)	9

Pan Pacific International Holdings Corp.	—	(a)	7

Panasonic Corp.	1		8

Rakuten, Inc.	1		9

Recruit Holdings Co. Ltd.	1		38

Resona Holdings, Inc.	3		9

Rinnai Corp.	—	(a)	12

Rohm Co. Ltd.	—	(a)	10

Ryohin Keikaku Co. Ltd.	—	(a)	8

Santen Pharmaceutical Co. Ltd.	—	(a)	2

SBI Holdings, Inc.	—	(a)	7

Secom Co. Ltd.	—	(a)	9

Sekisui House Ltd.	1		10

Seven & i Holdings Co. Ltd.	1		21

Shimadzu Corp.	—	(a)	12

Shin-Etsu Chemical Co. Ltd.	—	(a)	53

Shionogi & Co. Ltd.	—	(a)	16

Shiseido Co. Ltd.	—	(a)	14

SMC Corp.	—	(a)	122

SoftBank Corp.	1		13

SoftBank Group Corp.	1		62

Sompo Holdings, Inc.	—	(a)	8

INVESTMENTS	SHARES (000)		VALUE ($000)

Japan — continued

Sony Corp.	4		393

Square Enix Holdings Co. Ltd.	—	(a)	6

Stanley Electric Co. Ltd.	—	(a)	3

Sumitomo Electric Industries Ltd.	—	(a)	5

Sumitomo Metal Mining Co. Ltd.	—	(a)	13

Sumitomo Mitsui Financial Group, Inc.	1		31

Sumitomo Realty & Development Co. Ltd.	—	(a)	3

Sundrug Co. Ltd.	—	(a)	8

Suntory Beverage & Food Ltd.	—	(a)	4

Suzuki Motor Corp.	—	(a)	14

Sysmex Corp.	—	(a)	24

T&D Holdings, Inc.	1		11

Taiheiyo Cement Corp.	—	(a)	5

Taisei Corp.	—	(a)	10

Takeda Pharmaceutical Co. Ltd.	1		33

Terumo Corp.	—	(a)	17

Tohoku Electric Power Co., Inc.	—	(a)	2

Tokio Marine Holdings, Inc.	1		31

Tokyo Electric Power Co. Holdings, Inc. *	—	(a)	1

Tokyo Electron Ltd.	—	(a)	37

Tokyo Gas Co. Ltd.	—	(a)	9

Tokyu Corp.	1		9

Toppan Printing Co. Ltd.	—	(a)	1

Toshiba Corp.	—	(a)	6

Toyota Motor Corp.	3		255

Toyota Tsusho Corp.	—	(a)	4

Unicharm Corp.	—	(a)	5

United Urban Investment Corp., REIT	—	(a)	1

Yamaha Corp.	—	(a)	6

Yamaha Motor Co. Ltd.	—	(a)	4

Yamato Holdings Co. Ltd.	—	(a)	10

Yaskawa Electric Corp.	—	(a)	5

Z Holdings Corp.	1		8

			3,208

Macau — 0.0% (d)

Galaxy Entertainment Group Ltd.	1		8

Sands China Ltd.	2		7

Wynn Macau Ltd. *	—	(a)	—	(a)

			15

Netherlands — 1.3%

Adyen NV * (b) (c)	—	(a)	16

Akzo Nobel NV	2		215

ASML Holding NV	1		614

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

Netherlands — continued

Heineken NV	—	(a)	22

ING Groep NV	14		129

Koninklijke Ahold Delhaize NV	1		39

Koninklijke DSM NV	—	(a)	19

Koninklijke KPN NV	11		32

Koninklijke Philips NV *	—	(a)	20

NN Group NV	1		35

NXP Semiconductors NV	2		385

Randstad NV *	—	(a)	16

Royal Dutch Shell plc, Class A	2		28

Royal Dutch Shell plc, Class B	1		22

Wolters Kluwer NV	—	(a)	26

			1,618

New Zealand — 0.0% (d)

Auckland International Airport Ltd.	1		4

Ryman Healthcare Ltd.	—	(a)	3

Spark New Zealand Ltd.	1		4

			11

Norway — 0.0% (d)

Telenor ASA	2		30

Peru — 0.0% (d)

Credicorp Ltd.	—	(a)	49

Portugal — 0.0% (d)

Galp Energia SGPS SA	—	(a)	4

Singapore — 0.1%

Ascendas, REIT	1		2

CapitaLand Integrated Commercial Trust, REIT	1		2

CapitaLand Ltd.	2		5

DBS Group Holdings Ltd.	1		23

Genting Singapore Ltd.	2		1

Keppel Corp. Ltd.	1		4

Oversea-Chinese Banking Corp. Ltd.	2		18

Singapore Telecommunications Ltd.	6		10

United Overseas Bank Ltd.	—	(a)	3

			68

South Africa — 0.1%

Anglo American plc	4		129

South Korea — 0.6%

LG Chem Ltd. *	—	(a)	131

Samsung Electronics Co. Ltd.	9		637

			768

INVESTMENTS	SHARES (000)		VALUE ($000)

Spain — 0.6%

Banco Bilbao Vizcaya Argentaria SA	7		32

Banco Santander SA	9		29

Cellnex Telecom SA (c)	2		119

Endesa SA	1		16

Grifols SA	1		22

Iberdrola SA	27		382

Industria de Diseno Textil SA	5		153

			753

Sweden — 0.7%

Alfa Laval AB *	1		15

Atlas Copco AB, Class A	4		189

Boliden AB	1		25

Lundin Energy AB (b)	1		19

Sandvik AB *	1		36

SKF AB, Class B	8		208

Svenska Handelsbanken AB, Class A *	17		171

Volvo AB, Class B *	9		209

			872

Switzerland — 1.7%

ABB Ltd. (Registered)	1		19

Adecco Group AG (Registered)	—	(a)	19

Cie Financiere Richemont SA (Registered)	—	(a)	13

Credit Suisse Group AG (Registered)	3		39

Givaudan SA (Registered)	—	(a)	9

LafargeHolcim Ltd. (Registered) *	4		236

Lonza Group AG (Registered)	—	(a)	200

Nestle SA (Registered)	5		615

Novartis AG (Registered)	2		155

Roche Holding AG	1		377

Schindler Holding AG	—	(a)	17

SGS SA (Registered)	—	(a)	169

UBS Group AG (Registered)	2		22

Zurich Insurance Group AG	—	(a)	205

			2,095

Taiwan — 0.5%

Sea Ltd., ADR *	1		153

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4		410

			563

United Kingdom — 2.8%

3i Group plc	3		41

AstraZeneca plc	1		69

BP plc	68		235

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

United Kingdom — continued

British American Tobacco plc	2		63

CK Hutchison Holdings Ltd.	2		14

Compass Group plc	1		11

DCC plc	—	(a)	23

Diageo plc	12		487

GlaxoSmithKline plc	3		50

HSBC Holdings plc	9		48

InterContinental Hotels Group plc	3		212

Intertek Group plc	—	(a)	30

Legal & General Group plc	46		168

Linde plc	1		147

Linde plc	1		200

Lloyds Banking Group plc	85		42

London Stock Exchange Group plc	1		181

National Grid plc	1		8

Next plc *	—	(a)	10

Persimmon plc	5		186

Prudential plc	2		31

Reckitt Benckiser Group plc	3		252

RELX plc	7		159

RELX plc	2		61

Standard Chartered plc	5		32

Taylor Wimpey plc	63		143

Tesco plc	14		43

Unilever plc	5		329

Unilever plc	1		56

Vodafone Group plc	8		13

			3,344

United States — 23.6%

AbbVie, Inc.	3		371

Advanced Micro Devices, Inc. *	3		240

Airbnb, Inc., Class A *	—	(a)	25

Alexion Pharmaceuticals, Inc. *	1		137

Alleghany Corp.	—	(a)	59

Alnylam Pharmaceuticals, Inc. *	—	(a)	26

Alphabet, Inc., Class A *	—	(a)	2

Alphabet, Inc., Class C * (e)	—	(a)	732

Altice USA, Inc., Class A *	3		102

Amazon.com, Inc. * (e)	—	(a)	1,016

American Electric Power Co., Inc.	1		112

American Express Co.	1		90

American Homes 4 Rent, Class A, REIT	2		68

American International Group, Inc.	1		57

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

AmerisourceBergen Corp.	1		63

AMETEK, Inc.	—	(a)	48

Amgen, Inc.	1		119

Amphenol Corp., Class A	—	(a)	35

Analog Devices, Inc.	3		371

Apple, Inc.	7		923

Applied Materials, Inc.	2		163

Arrow Electronics, Inc. *	1		62

AutoZone, Inc. *	—	(a)	140

Ball Corp.	1		58

Bank of America Corp.	12		368

Berkshire Hathaway, Inc., Class B *	1		239

Best Buy Co., Inc.	1		129

Biogen, Inc. *	—	(a)	32

BlackRock, Inc.	—	(a)	52

Blackstone Group, Inc. (The), Class A	1		47

Booking Holdings, Inc. *	—	(a)	303

Booz Allen Hamilton Holding Corp.	1		57

Boston Scientific Corp. *	7		261

Bristol-Myers Squibb Co.	6		374

Brixmor Property Group, Inc., REIT	4		61

Cabot Oil & Gas Corp.	2		30

Cadence Design Systems, Inc. *	—	(a)	41

Capital One Financial Corp.	4		373

Carlisle Cos., Inc. (e)	—	(a)	64

CarMax, Inc. *	—	(a)	39

Catalent, Inc. *	1		59

CBRE Group, Inc., Class A *	1		89

Ceridian HCM Holding, Inc. *	1		60

Charles Schwab Corp. (The)	4		200

Charter Communications, Inc., Class A *	1		458

Chevron Corp.	2		172

Chubb Ltd.	1		220

Cigna Corp.	2		330

Cisco Systems, Inc.	2		68

Citigroup, Inc.	2		102

Citizens Financial Group, Inc.	3		115

CNA Financial Corp.	1		26

Coca-Cola Co. (The)	7		364

Columbia Sportswear Co.	1		57

Comcast Corp., Class A	5		283

CommScope Holding Co., Inc. *	5		72

ConocoPhillips	3		113

Constellation Brands, Inc., Class A	1		181

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

United States — continued

Copart, Inc. *	—	(a)	49

Coty, Inc., Class A	4		30

Coupa Software, Inc. *	—	(a)	70

Crowdstrike Holdings, Inc., Class A *	—	(a)	61

CVS Health Corp.	1		48

DexCom, Inc. *	—	(a)	52

Diamondback Energy, Inc.	1		31

Discovery, Inc., Class A *	3		86

Discovery, Inc., Class C *	2		64

DISH Network Corp., Class A *	2		71

Dover Corp.	1		131

EastGroup Properties, Inc., REIT	—	(a)	43

Eastman Chemical Co.	2		191

Edison International	1		51

Eli Lilly and Co.	1		202

Energizer Holdings, Inc.	2		72

Enphase Energy, Inc. *	—	(a)	73

Entegris, Inc.	1		58

Entergy Corp.	—	(a)	47

EQT Corp.	3		33

Equitrans Midstream Corp.	5		41

Estee Lauder Cos., Inc. (The), Class A	—	(a)	67

Exact Sciences Corp. *	—	(a)	56

Exelixis, Inc. *	2		32

Facebook, Inc., Class A *	—	(a)	79

Federal Realty Investment Trust, REIT	1		49

Ferguson plc	2		195

Fifth Third Bancorp	1		25

First Republic Bank	1		78

Fiserv, Inc. *	1		152

Five9, Inc. *	—	(a)	29

FleetCor Technologies, Inc. *	—	(a)	119

Fortune Brands Home & Security, Inc.	1		52

Freeport-McMoRan, Inc.	1		33

FTI Consulting, Inc. *	—	(a)	37

Gap, Inc. (The)	—	(a)	8

Garmin Ltd.	—	(a)	58

Generac Holdings, Inc. *	—	(a)	69

General Dynamics Corp.	—	(a)	71

Global Payments, Inc.	—	(a)	82

Graphic Packaging Holding Co.	5		76

Hartford Financial Services Group, Inc. (The)	2		75

HCA Healthcare, Inc.	—	(a)	44

Home Depot, Inc. (The)	1		156

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

Honeywell International, Inc.	1		235

Horizon Therapeutics plc *	1		38

HubSpot, Inc. *	—	(a)	39

IHS Markit Ltd.	—	(a)	41

Illinois Tool Works, Inc.	—	(a)	44

Ingersoll Rand, Inc. *	1		49

Insulet Corp. *	—	(a)	26

Intuitive Surgical, Inc. *	—	(a)	69

Invesco Ltd.	2		33

ITT, Inc.	1		67

James Hardie Industries plc, CHDI *	—	(a)	8

Jazz Pharmaceuticals plc *	—	(a)	41

Johnson & Johnson	1		169

KB Home	1		31

Keurig Dr Pepper, Inc.	2		54

Keysight Technologies, Inc. *	—	(a)	58

Kimco Realty Corp., REIT	4		63

Kinder Morgan, Inc.	6		81

Kohl’s Corp.	1		40

Kraft Heinz Co. (The)	1		49

Lam Research Corp.	—	(a)	82

Lamar Advertising Co., Class A, REIT	—	(a)	16

Las Vegas Sands Corp.	2		92

Liberty Media Corp.-Liberty SiriusXM, Class A *	1		63

Liberty Media Corp.-Liberty SiriusXM, Class C *	3		111

Loews Corp. (e)	5		205

Lowe’s Cos., Inc.	1		177

Lyft, Inc., Class A *	4		205

M&T Bank Corp.	1		121

Marathon Petroleum Corp.	2		83

Marsh & McLennan Cos., Inc.	—	(a)	42

Martin Marietta Materials, Inc.	—	(a)	120

Mastercard, Inc., Class A (e)	1		484

McKesson Corp.	—	(a)	41

Medtronic plc	1		99

Merck & Co., Inc.	1		64

Mettler-Toledo International, Inc. *	—	(a)	59

Microchip Technology, Inc.	—	(a)	44

Microsoft Corp. (e)	5		1,135

Mid-America Apartment Communities, Inc., REIT	1		82

Middleby Corp. (The) *	—	(a)	41

Mohawk Industries, Inc. *	1		84

MongoDB, Inc. *	—	(a)	46

Morgan Stanley	5		323

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Long Positions — continued

Common Stocks — continued

United States — continued

Murphy USA, Inc.	—	(a)	59

National Vision Holdings, Inc. *	1		23

Netflix, Inc. *	1		300

Newell Brands, Inc.	3		65

Nexstar Media Group, Inc., Class A	1		83

NextEra Energy, Inc.	6		440

NIKE, Inc., Class B	1		91

Nordstrom, Inc.	1		25

Norfolk Southern Corp.	1		311

Northern Trust Corp.	1		67

Northrop Grumman Corp.	—	(a)	42

NVIDIA Corp. (e)	—	(a)	239

Old Dominion Freight Line, Inc.	—	(a)	44

O’Reilly Automotive, Inc. *	1		287

Otis Worldwide Corp.	—	(a)	25

Outfront Media, Inc., REIT	1		26

Packaging Corp. of America	1		89

Paylocity Holding Corp. *	—	(a)	37

PayPal Holdings, Inc. *	1		324

Pfizer, Inc.	2		68

Phillips 66	1		79

Pioneer Natural Resources Co.	1		144

PNC Financial Services Group, Inc. (The)	1		143

Post Holdings, Inc. *	1		97

Procter & Gamble Co. (The)	1		130

Progressive Corp. (The)	1		61

Prologis, Inc., REIT	2		161

Prudential Financial, Inc.	—	(a)	2

Public Storage, REIT	—	(a)	93

QUALCOMM, Inc.	1		126

Ralph Lauren Corp.	1		78

Rayonier, Inc., REIT	2		71

Raytheon Technologies Corp.	2		112

Regeneron Pharmaceuticals, Inc. *	—	(a)	119

RingCentral, Inc., Class A *	—	(a)	74

Royalty Pharma plc, Class A	1		48

S&P Global, Inc.	—	(a)	42

salesforce.com, Inc. *	1		118

ServiceNow, Inc. *	—	(a)	59

Sherwin-Williams Co. (The)	—	(a)	43

Snowflake, Inc., Class A * (b)	—	(a)	18

SolarEdge Technologies, Inc. *	—	(a)	57

Spotify Technology SA *	—	(a)	48

Stanley Black & Decker, Inc.	2		278

INVESTMENTS	SHARES (000)		VALUE ($000)

United States — continued

State Street Corp.	2		122

Sun Communities, Inc., REIT	—	(a)	68

Synopsys, Inc. *	—	(a)	53

Sysco Corp.	1		53

T. Rowe Price Group, Inc.	—	(a)	70

Take-Two Interactive Software, Inc. *	—	(a)	60

Teladoc Health, Inc. * (b)	—	(a)	35

Teradyne, Inc.	—	(a)	35

Tesla, Inc. *	1		490

Texas Instruments, Inc. (e)	1		127

Thermo Fisher Scientific, Inc.	—	(a)	216

Thor Industries, Inc.	—	(a)	28

T-Mobile US, Inc. *	1		79

Toll Brothers, Inc.	1		34

Tractor Supply Co.	—	(a)	65

Trade Desk, Inc. (The), Class A *	—	(a)	86

Trane Technologies plc	2		301

Travelers Cos., Inc. (The)	1		168

Truist Financial Corp.	5		240

Twilio, Inc., Class A *	—	(a)	100

Uber Technologies, Inc. *	2		121

UnitedHealth Group, Inc. (e)	2		551

US Bancorp	2		89

Verizon Communications, Inc.	3		180

Vertex Pharmaceuticals, Inc. *	—	(a)	85

ViacomCBS, Inc.	1		20

Viatris, Inc. *	2		29

Visa, Inc., Class A	—	(a)	56

Vornado Realty Trust, REIT	—	(a)	2

Wells Fargo & Co.	10		310

WestRock Co.	2		68

Weyerhaeuser Co., REIT	2		61

Williams Cos., Inc. (The)	3		61

Workday, Inc., Class A *	—	(a)	105

Xcel Energy, Inc.	2		103

Yum! Brands, Inc.	2		168

Zebra Technologies Corp., Class A *	—	(a)	66

Zillow Group, Inc., Class C *	—	(a)	40

Zimmer Biomet Holdings, Inc.	1		194

Zscaler, Inc. *	1		118

			28,361

Total Common Stocks (Cost $36,745)			52,634

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Investment Companies — 27.6%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (f)	292	12,847

JPMorgan High Yield Fund Class R6 Shares (f)	2,685	19,120

JPMorgan Mortgage-Backed Securities Fund Class R6 Shares (f)	103	1,187

Total Investment Companies (Cost $27,579)		33,154

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 8.1%

Australia — 0.1%

Glencore Funding LLC 2.50%, 9/1/2030 (g)	22	22

Macquarie Bank Ltd. 0.44%, 12/16/2022 (g)	20	20

Newcrest Finance Pty. Ltd. 5.75%, 11/15/2041 (g)	15	21

Westpac Banking Corp.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (h)	30	34

2.96%, 11/16/2040	10	11

		108

Belgium — 0.2%

Anheuser-Busch Cos. LLC 4.70%, 2/1/2036	5	6

Anheuser-Busch InBev Worldwide, Inc.

4.38%, 4/15/2038	45	56

5.45%, 1/23/2039	15	20

4.60%, 4/15/2048	25	32

4.44%, 10/6/2048	25	31

4.50%, 6/1/2050	50	63

		208

Canada — 0.2%

Alimentation Couche-Tard, Inc. 3.80%, 1/25/2050 (g)	15	18

Bell Canada 4.30%, 7/29/2049	15	20

Emera US Finance LP 4.75%, 6/15/2046	20	25

Enbridge, Inc. 4.50%, 6/10/2044	15	17

Nutrien Ltd. 4.13%, 3/15/2035	20	24

Rogers Communications, Inc.

(ICE LIBOR USD 3 Month + 0.60%), 0.84%, 3/22/2022 (h)	21	21

4.35%, 5/1/2049	10	13

3.70%, 11/15/2049	20	24

Royal Bank of Canada (SOFR + 0.45%), 0.54%, 10/26/2023 (h)	21	21

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Canada — continued

Suncor Energy, Inc.

6.80%, 5/15/2038 (b)		15	21

6.50%, 6/15/2038 (b)		15	21

TransCanada PipeLines Ltd. 5.60%, 3/31/2034		25	33

Transcanada Trust Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (h)		10	11

			269

China — 0.2%

China Development Bank 0.88%, 1/24/2024 (c)	EUR	200	247

France — 0.3%

Dexia Credit Local SA

0.75%, 1/25/2023 (c)	EUR	100	125

1.63%, 12/8/2023 (c)	GBP	100	143

Total Capital International SA

2.99%, 6/29/2041		15	16

3.13%, 5/29/2050		10	11

			295

Germany — 0.3%

BMW US Capital LLC 2.70%, 4/6/2022 (g)		25	26

Daimler Finance North America LLC (ICE LIBOR USD 3 Month + 0.45%), 0.66%, 2/22/2021 (g) (h)		150	150

Deutsche Telekom International Finance BV 8.75%, 6/15/2030(i)		25	39

Kreditanstalt fuer Wiederaufbau 0.00%, 12/15/2022	EUR	80	99

			314

Japan — 0.0% (d)

Mitsubishi UFJ Financial Group, Inc. 3.54%, 7/26/2021		20	20

Sumitomo Mitsui Financial Group, Inc. 2.78%, 7/12/2022		25	26

			46

Netherlands — 0.1%

BNG Bank NV

4.75%, 3/6/2023 (c)	AUD	15	13

1.90%, 11/26/2025 (c)	AUD	90	73

Shell International Finance BV

3.13%, 11/7/2049		25	27

3.25%, 4/6/2050		20	23

			136

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued

Corporate Bonds — continued

Singapore — 0.2%

Temasek Financial I Ltd. 0.50%, 3/1/2022 (c)	EUR	150	185

South Korea — 0.2%

Korea Development Bank (The)

1.75%, 12/15/2022 (c)	GBP	100	141

0.63%, 7/17/2023 (c)	EUR	100	125

			266

Spain — 0.0% (d)

Telefonica Emisiones SA 7.05%, 6/20/2036		30	45

Switzerland—0.0% (d)

Glencore Finance Canada Ltd. 5.55%, 10/25/2042 (g) (i)		10	12

United Kingdom — 0.3%

AstraZeneca plc 2.13%, 8/6/2050		35	33

BAT Capital Corp.

4.91%, 4/2/2030		15	18

4.39%, 8/15/2037		35	39

4.54%, 8/15/2047		25	28

GlaxoSmithKline Capital, Inc. 6.38%, 5/15/2038		10	16

HSBC Holdings plc 6.80%, 6/1/2038		100	151

Vodafone Group plc

5.00%, 5/30/2038		5	6

4.38%, 2/19/2043		5	6

4.25%, 9/17/2050		40	50

			347

United States — 6.0%

Abbott Laboratories 4.90%, 11/30/2046		15	22

AbbVie, Inc.

3.45%, 3/15/2022		15	16

4.50%, 5/14/2035		20	25

4.05%, 11/21/2039		35	42

4.45%, 5/14/2046		35	44

4.25%, 11/21/2049		20	25

AEP Transmission Co. LLC Series M, 3.65%, 4/1/2050		15	18

Aetna, Inc.

4.13%, 11/15/2042		10	12

3.88%, 8/15/2047		25	30

Aflac, Inc. 4.00%, 10/15/2046		35	42

Air Products and Chemicals, Inc. 2.80%, 5/15/2050		10	11

Alabama Power Co. Series A, 4.30%, 7/15/2048		10	13

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Alexandria Real Estate Equities, Inc.

REIT, 4.90%, 12/15/2030	25	32

REIT, 1.88%, 2/1/2033	20	20

Alphabet, Inc. 2.25%, 8/15/2060	10	10

Altria Group, Inc.

4.25%, 8/9/2042	5	5

4.50%, 5/2/2043	20	23

3.88%, 9/16/2046	35	37

Amazon.com, Inc.

3.88%, 8/22/2037	40	50

2.70%, 6/3/2060	15	16

Ameren Corp. 3.50%, 1/15/2031	17	20

American Express Co. 4.05%, 12/3/2042	5	6

American Financial Group, Inc. 4.50%, 6/15/2047	5	6

American Honda Finance Corp. 0.40%, 10/21/2022	25	25

American International Group, Inc. 3.88%, 1/15/2035	65	78

American Tower Corp.

REIT, 3.70%, 10/15/2049	20	23

REIT, 3.10%, 6/15/2050	10	10

American Water Capital Corp. 3.45%, 5/1/2050	30	35

Amgen, Inc.

3.15%, 2/21/2040	20	22

3.38%, 2/21/2050	25	28

2.77%, 9/1/2053 (g)	20	20

Anthem, Inc.

4.63%, 5/15/2042	20	26

3.13%, 5/15/2050	10	11

Appalachian Power Co. Series Z, 3.70%, 5/1/2050	5	6

Apple, Inc.

2.95%, 9/11/2049	45	50

2.65%, 5/11/2050	15	16

2.55%, 8/20/2060	15	15

AT&T, Inc.

2.75%, 6/1/2031	20	21

2.25%, 2/1/2032	10	10

3.50%, 6/1/2041	40	43

3.10%, 2/1/2043	20	20

3.30%, 2/1/2052	15	15

3.55%, 9/15/2055 (g)	75	75

3.65%, 9/15/2059 (g)	69	69

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Baltimore Gas and Electric Co. 2.90%, 6/15/2050	5	5

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (h)	15	15

(SOFR + 1.93%), 2.68%, 6/19/2041 (h)	70	73

(SOFR + 1.88%), 2.83%, 10/24/2051 (h)	55	57

Becton Dickinson and Co.

4.69%, 12/15/2044	20	26

4.67%, 6/6/2047	5	6

3.79%, 5/20/2050	10	12

Berkshire Hathaway Energy Co.

4.50%, 2/1/2045	10	13

2.85%, 5/15/2051 (g)	10	10

Berkshire Hathaway Finance Corp.

4.20%, 8/15/2048	35	46

2.85%, 10/15/2050	20	22

Biogen, Inc. 3.15%, 5/1/2050	30	31

Boeing Co. (The)

5.04%, 5/1/2027	3	3

3.25%, 2/1/2028	10	11

3.63%, 2/1/2031	25	27

3.60%, 5/1/2034	10	11

3.25%, 2/1/2035	30	31

5.71%, 5/1/2040	35	45

Boston Scientific Corp. 4.55%, 3/1/2039	10	13

BP Capital Markets America, Inc.

3.25%, 5/6/2022	17	18

3.00%, 2/24/2050	20	20

2.77%, 11/10/2050	10	10

2.94%, 6/4/2051	5	5

Bristol-Myers Squibb Co.

2.35%, 11/13/2040	30	31

2.55%, 11/13/2050	35	36

Broadcom, Inc. 4.15%, 11/15/2030	30	35

Burlington Northern Santa Fe LLC

4.95%, 9/15/2041	4	5

3.05%, 2/15/2051	35	40

Cameron LNG LLC 3.30%, 1/15/2035 (g)	10	11

Capital One Financial Corp. 3.05%, 3/9/2022 (b)	15	15

Carrier Global Corp. 3.38%, 4/5/2040	15	16

Caterpillar, Inc.

3.25%, 9/19/2049	15	17

3.25%, 4/9/2050	5	6

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Charles Schwab Corp. (The) Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (h) (j) (k)	20	21

Charter Communications Operating LLC

5.38%, 5/1/2047	15	19

5.13%, 7/1/2049	15	18

4.80%, 3/1/2050	50	60

3.70%, 4/1/2051	15	15

Chevron Corp. 2.98%, 5/11/2040	10	11

Cigna Corp.

3.20%, 3/15/2040	20	22

3.40%, 3/15/2050	15	17

Citigroup, Inc.

Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (h) (j) (k)	10	10

(SOFR + 4.55%), 5.32%, 3/26/2041 (h)	40	56

4.65%, 7/30/2045	10	14

4.75%, 5/18/2046	15	20

4.65%, 7/23/2048	15	21

Coca-Cola Co. (The) 2.50%, 6/1/2040	15	16

Comcast Corp.

3.20%, 7/15/2036	45	51

3.75%, 4/1/2040	60	72

2.45%, 8/15/2052	75	73

Commonwealth Edison Co.

Series 123, 3.75%, 8/15/2047	10	12

3.00%, 3/1/2050	10	11

Conagra Brands, Inc. 5.30%, 11/1/2038	20	27

Concho Resources, Inc. 4.88%, 10/1/2047	20	27

Connecticut Light and Power Co. (The) 4.30%, 4/15/2044	20	26

Consolidated Edison Co. of New York, Inc. Series 12-A, 4.20%, 3/15/2042	20	24

Constellation Brands, Inc.

4.50%, 5/9/2047	15	19

3.75%, 5/1/2050	15	18

Cox Communications, Inc. 4.80%, 2/1/2035 (g)	25	32

Crown Castle International Corp.

REIT, 4.15%, 7/1/2050	20	24

REIT, 3.25%, 1/15/2051	10	11

CSX Corp.

4.10%, 3/15/2044	15	19

4.75%, 11/15/2048	15	21

3.80%, 4/15/2050	15	18

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Cummins, Inc. 2.60%, 9/1/2050	10	10

CVS Health Corp.

2.70%, 8/21/2040	85	86

4.25%, 4/1/2050	20	25

Dell International LLC

6.20%, 7/15/2030 (g)	25	32

8.10%, 7/15/2036 (g)	10	15

8.35%, 7/15/2046 (g)	5	8

Discovery Communications LLC

5.20%, 9/20/2047	20	26

4.00%, 9/15/2055 (g)	25	28

Dow Chemical Co. (The)

2.10%, 11/15/2030	25	26

4.25%, 10/1/2034	20	24

Duke Energy Indiana LLC 2.75%, 4/1/2050	30	31

Duke Energy Progress LLC

4.20%, 8/15/2045	10	13

3.60%, 9/15/2047	10	12

2.50%, 8/15/2050	25	25

DuPont de Nemours, Inc. 5.32%, 11/15/2038	15	20

Eastern Energy Gas Holdings LLC 4.60%, 12/15/2044	10	13

Eli Lilly and Co. 2.25%, 5/15/2050	30	29

Energy Transfer Operating LP

4.90%, 3/15/2035	20	22

5.15%, 2/1/2043	10	11

5.15%, 3/15/2045	15	16

Entergy Louisiana LLC 2.90%, 3/15/2051	20	21

Entergy Texas, Inc. 3.55%, 9/30/2049	20	23

Enterprise Products Operating LLC

4.85%, 8/15/2042	10	13

4.45%, 2/15/2043	10	12

3.70%, 1/31/2051	30	33

3.20%, 2/15/2052	10	10

Equitable Financial Life Global Funding 0.50%, 11/17/2023 (g)	6	6

Essex Portfolio LP REIT, 2.65%, 9/1/2050	20	19

Evergy Metro, Inc. 4.20%, 3/15/2048	15	19

Exelon Corp. 4.70%, 4/15/2050	15	20

Exxon Mobil Corp.

3.00%, 8/16/2039	30	32

4.23%, 3/19/2040	10	12

3.10%, 8/16/2049	20	22

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

FedEx Corp. 4.40%, 1/15/2047	15	19

Florida Power & Light Co. 3.80%, 12/15/2042	15	19

Fox Corp. 5.58%, 1/25/2049	10	15

General Electric Co. 4.13%, 10/9/2042	95	111

General Motors Co. 5.20%, 4/1/2045	30	36

Gilead Sciences, Inc.

4.00%, 9/1/2036	35	42

2.60%, 10/1/2040	30	30

2.80%, 10/1/2050	20	20

Global Payments, Inc. 2.90%, 5/15/2030	15	16

Goldman Sachs Group, Inc. (The)

(SOFR + 0.54%), 0.63%, 11/17/2023 (h)	15	15

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (h)	50	61

(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (h)	35	45

HCA, Inc.

5.13%, 6/15/2039	10	13

5.50%, 6/15/2047	20	27

5.25%, 6/15/2049	5	6

Healthcare Trust of America Holdings LP REIT, 2.00%, 3/15/2031	20	20

Healthpeak Properties, Inc. REIT, 2.88%, 1/15/2031	20	22

Hershey Co. (The) 2.65%, 6/1/2050	10	11

Home Depot, Inc. (The)

3.30%, 4/15/2040	30	35

4.40%, 3/15/2045	5	6

3.13%, 12/15/2049	5	6

3.35%, 4/15/2050	20	24

Hyundai Capital America 1.15%, 11/10/2022 (g)	14	14

Intel Corp. 3.25%, 11/15/2049	30	34

International Business Machines Corp. 4.00%, 6/20/2042	30	37

Johnson & Johnson 3.40%, 1/15/2038	15	18

Keurig Dr Pepper, Inc. 4.42%, 12/15/2046	15	19

Kinder Morgan, Inc.

2.00%, 2/15/2031	35	35

5.05%, 2/15/2046	20	25

3.25%, 8/1/2050	15	15

Kroger Co. (The) 3.88%, 10/15/2046	30	35

Leidos, Inc.

4.38%, 5/15/2030 (g)	5	6

2.30%, 2/15/2031 (g)	15	15

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Lockheed Martin Corp.

4.07%, 12/15/2042	10	13

3.80%, 3/1/2045	25	31

2.80%, 6/15/2050	15	16

Lowe’s Cos., Inc.

3.70%, 4/15/2046	40	47

3.00%, 10/15/2050	10	11

Marathon Petroleum Corp.

4.75%, 9/15/2044	10	12

4.50%, 4/1/2048	10	11

McDonald’s Corp.

3.63%, 9/1/2049	20	24

4.20%, 4/1/2050	25	32

Merck & Co., Inc. 2.35%, 6/24/2040	5	5

MetLife, Inc. 4.13%, 8/13/2042	20	25

Microsoft Corp.

3.45%, 8/8/2036	30	37

3.70%, 8/8/2046	20	25

2.53%, 6/1/2050	10	11

2.68%, 6/1/2060	15	16

Molson Coors Beverage Co. 4.20%, 7/15/2046	15	17

Mondelez International, Inc. 0.63%, 7/1/2022	5	5

Morgan Stanley

7.25%, 4/1/2032	30	46

(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (h)	35	43

6.38%, 7/24/2042	25	41

MPLX LP

4.50%, 4/15/2038	25	28

4.70%, 4/15/2048	15	18

New York and Presbyterian Hospital (The) 2.26%, 8/1/2040	20	20

NIKE, Inc.

3.25%, 3/27/2040	30	35

3.38%, 3/27/2050	5	6

NiSource, Inc. 5.25%, 2/15/2043	20	27

Noble Energy, Inc.

5.05%, 11/15/2044	25	35

4.20%, 10/15/2049	5	7

Norfolk Southern Corp. 3.05%, 5/15/2050	47	51

Northrop Grumman Corp.

3.85%, 4/15/2045	25	30

4.03%, 10/15/2047	15	19

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Nutrition & Biosciences, Inc. 3.47%, 12/1/2050 (g)	10	11

NVIDIA Corp. 3.50%, 4/1/2050	10	12

Oncor Electric Delivery Co. LLC

3.80%, 9/30/2047	5	6

3.70%, 5/15/2050	20	25

Oracle Corp.

3.60%, 4/1/2040	70	82

3.60%, 4/1/2050	45	52

Otis Worldwide Corp. 3.11%, 2/15/2040	10	11

Pacific Gas and Electric Co.

4.45%, 4/15/2042	30	32

4.60%, 6/15/2043	19	21

4.00%, 12/1/2046	14	15

PacifiCorp

4.13%, 1/15/2049	20	25

3.30%, 3/15/2051	40	46

PECO Energy Co. 2.80%, 6/15/2050	8	9

Penske Truck Leasing Co. LP 3.38%, 2/1/2022 (g)	10	10

PepsiCo, Inc. 3.50%, 3/19/2040	30	36

Pfizer, Inc.

2.55%, 5/28/2040	35	37

4.20%, 9/15/2048	10	14

2.70%, 5/28/2050	10	11

Philip Morris International, Inc.

4.50%, 3/20/2042	5	6

3.88%, 8/21/2042	20	23

4.25%, 11/10/2044	10	13

Phillips 66 2.15%, 12/15/2030	40	41

Piedmont Natural Gas Co., Inc. 3.35%, 6/1/2050	5	6

Pioneer Natural Resources Co. 1.90%, 8/15/2030	15	15

Plains All American Pipeline LP

3.80%, 9/15/2030	15	16

5.15%, 6/1/2042	10	11

4.30%, 1/31/2043	15	15

PPL Electric Utilities Corp. (ICE LIBOR USD 3 Month + 0.25%), 0.50%, 9/28/2023 (h)	22	22

Prologis LP REIT, 2.13%, 10/15/2050	20	19

Prudential Financial, Inc.

3.00%, 3/10/2040	10	11

3.70%, 3/13/2051	15	18

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Public Service Co. of Colorado 4.05%, 9/15/2049	30	39

Public Service Electric and Gas Co.

3.15%, 1/1/2050	15	17

2.70%, 5/1/2050	10	11

QUALCOMM, Inc.

4.80%, 5/20/2045	10	14

3.25%, 5/20/2050	10	12

Raytheon Technologies Corp.

4.45%, 11/16/2038	10	13

4.50%, 6/1/2042	30	39

4.63%, 11/16/2048	15	20

3.13%, 7/1/2050	15	17

Regeneron Pharmaceuticals, Inc. 2.80%, 9/15/2050	20	19

Reliance Standard Life Global Funding II 2.15%, 1/21/2023 (g)	10	10

Republic Services, Inc. 3.05%, 3/1/2050	15	16

Royalty Pharma plc

3.30%, 9/2/2040 (g)	10	10

3.55%, 9/2/2050 (g)	10	11

S&P Global, Inc. 2.30%, 8/15/2060	15	14

San Diego Gas & Electric Co. Series UUU, 3.32%, 4/15/2050	20	23

Sherwin-Williams Co. (The) 3.30%, 5/15/2050	23	25

Simon Property Group LP REIT, 3.25%, 9/13/2049	10	10

Southern California Edison Co.

Series C, 4.13%, 3/1/2048	30	36

3.65%, 2/1/2050	20	22

Southern California Gas Co. Series VV, 4.30%, 1/15/2049	10	13

Southern Co. (The)

2.35%, 7/1/2021	26	26

4.40%, 7/1/2046	15	19

Southwestern Public Service Co. 3.40%, 8/15/2046	15	17

Starbucks Corp.

3.75%, 12/1/2047	20	24

3.35%, 3/12/2050	10	11

Sunoco Logistics Partners Operations LP 5.30%, 4/1/2044	10	11

Sysco Corp. 3.30%, 2/15/2050	40	42

Texas Eastern Transmission LP 4.15%, 1/15/2048 (g)	10	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Time Warner Cable LLC

7.30%, 7/1/2038	10	15

4.50%, 9/15/2042	25	29

T-Mobile USA, Inc.

4.38%, 4/15/2040 (g)	20	24

3.00%, 2/15/2041 (g)	25	26

3.30%, 2/15/2051 (g)	30	31

Travelers Cos., Inc. (The) 2.55%, 4/27/2050	20	21

Tucson Electric Power Co. 4.00%, 6/15/2050	20	24

Tyson Foods, Inc. 4.55%, 6/2/2047	5	7

Union Electric Co. 2.63%, 3/15/2051	10	10

Union Pacific Corp.

4.38%, 9/10/2038	15	19

3.55%, 8/15/2039	45	52

3.84%, 3/20/2060	10	12

UnitedHealth Group, Inc.

3.50%, 8/15/2039	15	18

2.75%, 5/15/2040	32	35

2.90%, 5/15/2050	30	33

Universal Health Services, Inc. 2.65%, 10/15/2030 (g)	30	31

Verizon Communications, Inc.

4.27%, 1/15/2036	45	56

2.65%, 11/20/2040	20	20

3.85%, 11/1/2042	30	36

4.86%, 8/21/2046	5	7

2.88%, 11/20/2050	20	20

2.99%, 10/30/2056 (g)	30	30

ViacomCBS, Inc.

4.20%, 5/19/2032	46	55

5.85%, 9/1/2043	10	14

4.60%, 1/15/2045	15	18

Viatris, Inc.

3.85%, 6/22/2040 (g)	10	11

4.00%, 6/22/2050 (g)	10	12

Virginia Electric and Power Co.

2.95%, 1/15/2022	13	13

Series B, 4.20%, 5/15/2045	15	19

2.45%, 12/15/2050	15	15

Visa, Inc. 2.70%, 4/15/2040	25	27

Walt Disney Co. (The)

3.50%, 5/13/2040	40	47

2.75%, 9/1/2049	10	11

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued

Corporate Bonds — continued

United States — continued

Wells Fargo & Co.

(SOFR + 2.53%), 3.07%, 4/30/2041 (h)		40	43

4.90%, 11/17/2045		20	27

4.40%, 6/14/2046		30	38

(ICE LIBOR USD 3 Month + 4.24%), 5.01%, 4/4/2051 (h)		20	28

Welltower, Inc. REIT, 2.75%, 1/15/2031		25	27

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050		10	10

Whirlpool Corp. 4.60%, 5/15/2050		5	6

Williams Cos., Inc. (The) 5.75%, 6/24/2044		15	19

WP Carey, Inc. REIT, 2.40%, 2/1/2031		10	10

Zimmer Biomet Holdings, Inc. 4.45%, 8/15/2045		5	6

Zoetis, Inc. 3.00%, 5/15/2050		15	17

			7,232

Total Corporate Bonds (Cost $9,330)			9,710

Foreign Government Securities — 6.0%

Australia — 0.2%

Commonwealth of Australia

0.25%, 11/21/2025 (c)	AUD	43	33

1.00%, 12/21/2030 (c)	AUD	152	118

3.75%, 4/21/2037 (c)	AUD	36	37

2.75%, 5/21/2041 (c)	AUD	1	1

3.00%, 3/21/2047 (c)	AUD	14	13

			202

Austria — 0.0% (d)

Republic of Austria 0.85%, 6/30/2120 (c)	EUR	12	19

Belgium — 0.1%

Kingdom of Belgium

3.00%, 6/22/2034 (c)	EUR	29	51

1.90%, 6/22/2038 (c)	EUR	49	79

1.60%, 6/22/2047 (c)	EUR	1	2

1.70%, 6/22/2050 (c)	EUR	10	17

2.15%, 6/22/2066 (c)	EUR	7	14

			163

Canada — 0.1%

Canada Government Bond

2.00%, 9/1/2023	CAD	20	16

1.50%, 9/1/2024	CAD	2	2

1.25%, 3/1/2025	CAD	7	6

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Canada — continued

0.50%, 9/1/2025	CAD	27	21

1.00%, 6/1/2027	CAD	17	14

2.25%, 6/1/2029	CAD	59	53

5.00%, 6/1/2037	CAD	10	13

3.50%, 12/1/2045	CAD	9	11

2.75%, 12/1/2048	CAD	20	21

2.75%, 12/1/2064	CAD	3	3

			160

China — 0.2%

Export-Import Bank of China(The) 0.75%, 5/28/2023 (c)	EUR	200	248

Denmark — 0.1%

Kingdom of Denmark

1.50%, 11/15/2023	DKK	36	6

1.75%, 11/15/2025	DKK	28	5

0.50%, 11/15/2027	DKK	10	2

0.50%, 11/15/2029 (c)	DKK	86	15

4.50%, 11/15/2039	DKK	78	25

			53

France — 0.6%

French Republic

1.75%, 11/25/2024 (c)	EUR	39	51

0.25%, 11/25/2026 (c)	EUR	93	119

0.50%, 5/25/2029 (c)	EUR	15	19

0.00%, 11/25/2029 (c)	EUR	191	242

1.25%, 5/25/2034 (c)	EUR	99	144

3.25%, 5/25/2045 (c)	EUR	34	72

2.00%, 5/25/2048 (c)	EUR	5	9

1.50%, 5/25/2050 (c)	EUR	1	2

0.75%, 5/25/2052 (c)	EUR	8	11

4.00%, 4/25/2055 (c)	EUR	12	32

4.00%, 4/25/2060 (c)	EUR	2	6

1.75%, 5/25/2066 (c)	EUR	13	24

			731

Germany — 0.3%

Bundesobligation 0.00%, 10/10/2025 (c)	EUR	98	124

Bundesrepublik Deutschland

0.00%, 8/15/2030 (c)	EUR	111	143

2.50%, 7/4/2044 (c)	EUR	14	29

0.00%, 8/15/2050 (c)	EUR	11	14

			310

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued

Foreign Government Securities — continued

Italy — 1.1%

Buoni Poliennali del Tesoro

1.35%, 4/15/2022	EUR	13	16

1.45%, 9/15/2022	EUR	41	52

0.05%, 1/15/2023 (c)	EUR	111	137

0.35%, 2/1/2025 (c)	EUR	145	181

1.45%, 5/15/2025 (c)	EUR	44	57

1.85%, 7/1/2025 (c)	EUR	92	122

0.50%, 2/1/2026 (c)	EUR	130	163

1.60%, 6/1/2026	EUR	112	149

2.80%, 12/1/2028 (c)	EUR	4	6

3.00%, 8/1/2029 (c)	EUR	24	36

1.35%, 4/1/2030 (c)	EUR	110	145

1.65%, 3/1/2032 (c)	EUR	39	53

2.45%, 9/1/2033 (c)	EUR	11	16

2.25%, 9/1/2036 (c)	EUR	56	81

4.00%, 2/1/2037 (c)	EUR	19	33

4.75%, 9/1/2044 (c)	EUR	19	40

3.45%, 3/1/2048 (c)	EUR	25	45

3.85%, 9/1/2049 (c)	EUR	4	8

2.80%, 3/1/2067 (c)	EUR	8	13

			1,353

Japan — 1.9%

Japan Government Bond

0.10%, 12/20/2022	JPY	28,500	277

0.60%, 12/20/2023	JPY	17,200	170

0.10%, 9/20/2024	JPY	10,800	106

0.10%, 12/20/2024	JPY	14,800	145

0.10%, 3/20/2025	JPY	3,500	34

0.30%, 12/20/2025	JPY	9,150	90

0.10%, 6/20/2029	JPY	2,900	28

0.10%, 9/20/2029	JPY	750	7

0.10%, 12/20/2029	JPY	16,100	158

0.10%, 3/20/2030	JPY	10,700	105

1.50%, 3/20/2034	JPY	33,650	382

0.60%, 12/20/2037	JPY	32,350	328

2.50%, 3/20/2038	JPY	500	7

0.30%, 12/20/2039	JPY	12,300	117

1.70%, 9/20/2044	JPY	50	1

1.40%, 12/20/2045	JPY	4,550	53

0.80%, 3/20/2047	JPY	9,000	92

0.40%, 9/20/2049	JPY	2,000	18

0.40%, 12/20/2049	JPY	2,250	21

0.90%, 3/20/2057	JPY	16,000	166

			2,305

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Netherlands — 0.1%

Kingdom of Netherlands

0.25%, 7/15/2029 (c)	EUR	11	14

0.00%, 1/15/2052 (c)	EUR	35	44

			58

Qatar — 0.2%

State of Qatar 3.88%, 4/23/2023 (g)		200	215

South Korea — 0.1%

Export-Import Bank of Korea 0.38%, 3/26/2024 (c)	EUR	100	124

Spain — 0.5%

Bonos and Obligaciones del Estado

0.00%, 4/30/2023	EUR	43	53

1.60%, 4/30/2025 (c)	EUR	92	123

1.40%, 7/30/2028 (c)	EUR	4	6

1.45%, 4/30/2029 (c)	EUR	35	48

0.60%, 10/31/2029 (c)	EUR	49	64

0.50%, 4/30/2030 (c)	EUR	44	56

1.95%, 7/30/2030 (c)	EUR	10	15

1.25%, 10/31/2030 (c)	EUR	14	19

2.35%, 7/30/2033 (c)	EUR	8	12

1.85%, 7/30/2035 (c)	EUR	9	13

4.20%, 1/31/2037 (c)	EUR	31	60

2.70%, 10/31/2048 (c)	EUR	30	54

3.45%, 7/30/2066 (c)	EUR	11	24

			547

Sweden — 0.0% (d)

Kingdom of Sweden

3.50%, 6/1/2022	SEK	35	5

2.50%, 5/12/2025	SEK	90	12

0.75%, 11/12/2029 (c)	SEK	40	5

2.25%, 6/1/2032 (c)	SEK	15	2

3.50%, 3/30/2039	SEK	45	9

			33

United Kingdom — 0.5%

United Kingdom of Great Britain and Northern Ireland

0.63%, 6/7/2025 (c)	GBP	18	25

6.00%, 12/7/2028 (c)	GBP	36	72

4.75%, 12/7/2038 (c)	GBP	41	96

3.50%, 1/22/2045 (c)	GBP	14	31

4.25%, 12/7/2046 (c)	GBP	50	125

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Long Positions — continued

Foreign Government Securities — continued

United Kingdom — continued

1.75%, 1/22/2049 (c)	GBP	47	80

4.25%, 12/7/2055 (c)	GBP	15	42

2.50%, 7/22/2065 (c)	GBP	59	138

3.50%, 7/22/2068 (c)	GBP	8	24

			633

Total Foreign Government Securities (Cost $6,515)			7,154

U.S. Treasury Obligations — 2.0%

U.S. Treasury Notes 2.50%, 1/31/2021 (l) (Cost $2,401)		2,398	2,402

Collateralized Mortgage Obligations — 1.9%

United States — 1.9%

American Home Mortgage Investment Trust Series 2005-1, Class 6A, 2.25%, 6/25/2045 (m)		20	20

Banc of America Funding Trust Series 2006-A, Class 1A1, 2.83%, 2/20/2036 (m)		15	14

Banc of America Mortgage Trust Series 2005-A, Class 2A2, 3.67%, 2/25/2035 (m)		15	16

Bear Stearns ALT-A Trust Series 2005-4, Class 23A2, 3.37%, 5/25/2035 (m)		29	29

Deephaven Residential Mortgage Trust

Series 2019-2A, Class M1, 3.92%, 4/25/2059 ‡ (g) (m)		175	176

Series 2019-4A, Class B1, 3.99%, 10/25/2059 ‡ (g) (m)		140	140

Series 2020-1, Class A3, 2.65%, 1/25/2060 (g) (m)		297	300

Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-3, Class 2A1, 0.90%, 10/25/2047 (m)		229	209

FNMA, Connecticut Avenue Securities Series 2014-C04, Class 2M2, 5.15%, 11/25/2024 (m)		36	37

GCAT Trust Series 2019-NQM2, Class A3, 3.16%, 9/25/2059 (g) (i)		246	249

GSR Mortgage Loan Trust Series 2005-AR3, Class 1A1, 0.59%, 5/25/2035 (m)		54	51

Homeward Opportunities Fund I Trust Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (g) (m)		250	255

Impac CMB Trust Series 2004-7, Class 1A2, 1.07%, 11/25/2034 (m)		59	60

JPMorgan Mortgage Trust Series 2005-A3, Class 4A1, 3.07%, 6/25/2035 (m)		6	6

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Lehman Mortgage Trust Series 2005-3, Class 2A3, 5.50%, 1/25/2036	7	7

Merrill Lynch Mortgage Investors Trust Series 2007-1, Class 4A3, 3.03%, 1/25/2037 (m)	12	12

Morgan Stanley Mortgage Loan Trust Series 2004-5AR, Class 4A, 3.31%, 7/25/2034 (m)	13	13

New Residential Mortgage Loan Trust Series 2019-NQM4, Class M1, 2.99%, 9/25/2059 ‡ (g) (m)	300	302

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 0.71%, 12/25/2035 (m)	38	38

Residential Asset Securitization Trust Series 2004-A6, Class A1, 5.00%, 8/25/2019	1	1

Structured Adjustable Rate Mortgage Loan Trust Series 2007-9, Class 1A1, 1.76%, 10/25/2037 (m)	274	260

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 3.60%, 3/25/2035 (m)	12	12

Series 2005-AR5, Class A6, 3.63%, 5/25/2035 (m)	19	19

Series 2005-AR10, Class 1A3, 3.05%, 9/25/2035 (m)	20	20

Total Collateralized Mortgage Obligations (Cost $2,228)		2,246

Commercial Mortgage-Backed Securities — 1.5%

United States — 1.5%

BANK Series 2017-BNK7, Class B, 3.95%, 9/15/2060	25	28

BX Commercial Mortgage Trust Series 2020-BXLP, Class F, 2.16%, 12/15/2036 ‡ (g) (m)	100	98

CAMB Commercial Mortgage Trust

Series 2019-LIFE, Class E, 2.31%, 12/15/2037 ‡ (g) (m)	100	100

Series 2019-LIFE, Class G, 3.41%, 12/15/2037 ‡ (g) (m)	100	96

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.74%, 1/10/2036 ‡ (g) (m)	100	103

Series 2012-GC8, Class D, 4.88%, 9/10/2045 ‡ (g) (m)	100	86

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (g)	20	16

Series 2017-P7, Class D, 3.25%, 4/14/2050 ‡ (g)	23	19

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued

Commercial Mortgage-Backed Securities — continued

United States — continued

Series 2017-P7, Class B, 4.14%, 4/14/2050 ‡ (m)	15	17

Commercial Mortgage Trust Series 2016-CR28, Class C, 4.64%, 2/10/2049 ‡ (m)	100	104

DBGS Mortgage Trust Series 2018-5BP, Class B, 0.99%, 6/15/2033 ‡ (g) (m)	100	99

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K734, Class X3, IO, 2.17%, 7/25/2026 (m)	180	18

Series K083, Class X1, IO, 0.03%, 9/25/2028 (m)	14,567	85

Series K094, Class X1, IO, 0.88%, 6/25/2029 (m)	1,274	84

Series K723, Class X3, IO, 1.92%, 10/25/2034 (m)	119	6

Series K153, Class X3, IO, 3.77%, 4/25/2035 (m)	100	30

Series K716, Class X3, IO, 1.79%, 8/25/2042 (m)	317	2

Series K726, Class X3, IO, 2.13%, 7/25/2044 (m)	302	19

Series K728, Class X3, IO, 1.95%, 11/25/2045 (m)	151	10

Series K071, Class X3, IO, 2.01%, 11/25/2045 (m)	700	82

Series K092, Class X3, IO, 2.25%, 5/25/2047 (m)	100	15

Series K094, Class X3, IO, 2.12%, 7/25/2047 (m)	588	88

FREMF Series 2018-KF46, Class B, 2.10%, 3/25/2028 (g) (m)	6	6

FREMF Mortgage Trust

Series 2015-KF09, Class B, 5.50%, 5/25/2022 (g) (m)	2	2

Series 2015-KF10, Class B, 6.25%, 7/25/2022 (g) (m)	7	7

Series 2017-KF32, Class B, 2.70%, 5/25/2024 (g) (m)	6	6

Series 2017-KF38, Class B, 2.65%, 9/25/2024 (g) (m)	7	7

Series 2018-KF42, Class B, 2.35%, 12/25/2024 (g) (m)	7	6

Series 2018-KF45, Class B, 2.10%, 3/25/2025 (g) (m)	15	14

Series 2018-KF49, Class B, 2.05%, 6/25/2025 (g) (m)	4	4

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

United States — continued

Series 2018-KC02, Class B, 4.09%, 7/25/2025 (g) (m)	35	36

Series 2018-KF53, Class B, 2.20%, 10/25/2025 (m)	60	58

Series 2019-KC03, Class B, 4.37%, 1/25/2026 (g) (m)	30	31

Series 2019-KF62, Class B, 2.20%, 4/25/2026 (g) (m)	22	21

Series 2018-KF50, Class B, 2.05%, 7/25/2028 (g) (m)	7	7

Series 2019-KF63, Class B, 2.50%, 5/25/2029 (g) (m)	57	54

Series 2012-K19, Class C, 4.02%, 5/25/2045 (g) (m)	10	10

Series 2017-K67, Class C, 3.94%, 9/25/2049 (g) (m)	15	16

Series 2019-K103, Class C, 3.45%, 12/25/2051 (g) (m)	25	25

Series 2020-K737, Class B, 3.30%, 1/25/2053 (g) (m)	100	109

Series 2019-K96, Class B, 3.81%, 8/25/2056 (g) (m)	30	34

GNMA

Series 2013-178, IO, 0.42%, 6/16/2055 (m)	67	1

Series 2015-172, IO, 0.74%, 3/16/2057 (m)	121	5

Series 2016-40, IO, 0.67%, 7/16/2057 (m)	415	16

Series 2017-69, IO, 0.78%, 7/16/2059 (m)	344	19

Series 2018-119, IO, 0.70%, 5/16/2060 (m)	283	19

Series 2020-28, IO, 0.86%, 11/16/2061 (m)	235	17

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 5.91%, 7/15/2044 (m)	4	4

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.49%, 9/15/2039 ‡ (m)	54	31

Morgan Stanley Capital I Trust Series 2018-MP, Class D, 4.28%, 7/11/2040 ‡ (g) (m)	15	13

Total Commercial Mortgage-Backed Securities (Cost $1,828)		1,783

Asset-Backed Securities — 0.5%

United States — 0.5%

AMRESCO Residential Securities Corp. Mortgage Loan Trust Series 1997-1, Class A7, 7.61%, 3/25/2027 ‡	6	6

Asset-Backed Securities Corp. Home Equity Loan Trust

Series 2003-HE6, Class M2, 2.62%, 11/25/2033 ‡ (m)	50	51

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Long Positions — continued

Asset-Backed Securities — continued

United States — continued

Series 2004-HE3, Class M2, 1.83%, 6/25/2034 ‡ (m)	60	60

Bear Stearns Asset-Backed Securities Trust

Series 2004-HE5, Class M2, 2.02%, 7/25/2034 ‡ (m)	12	12

Series 2003-2, Class M1, 1.95%, 3/25/2043 ‡ (m)	29	29

Countrywide Asset-Backed Certificates Series 2004-2, Class M1, 0.90%, 5/25/2034 ‡ (m)	16	16

CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 0.97%, 3/25/2034 ‡ (m)	39	39

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M5, 2.47%, 5/25/2034 (m)	9	9

Series 2004-5, Class M3, 1.87%, 7/25/2034 ‡ (m)	54	54

Exeter Automobile Receivables Trust Series 2018-4A, Class E, 5.38%, 7/15/2025 (g)	20	21

First Franklin Mortgage Loan Trust Series 2004-FFH3, Class M1, 1.02%, 10/25/2034 ‡ (m)	11	11

Long Beach Mortgage Loan Trust

Series 2004-4, Class M1, 1.05%, 10/25/2034 ‡ (m)	61	60

Series 2004-6, Class A3, 1.45%, 11/25/2034 ‡ (m)	11	11

Morgan Stanley ABS Capital I, Inc. Trust Series 2003-NC10, Class M1, 1.17%, 10/25/2033 ‡ (m)	31	31

Saxon Asset Securities Trust Series 2003-3, Class M1, 1.12%, 12/25/2033 ‡ (m)	36	35

Structured Asset Investment Loan Trust Series 2003-BC11, Class M1, 1.12%, 10/25/2033 ‡ (m)	10	10

Structured Asset Securities Corp. Mortgage Loan Trust

Series 2006-BC6, Class A4, 0.32%, 1/25/2037 (m)	65	64

Series 2007-WF2, Class A1, 1.15%, 8/25/2037 ‡ (m)	31	31

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2006-3, Class A2, 0.30%, 1/25/2037 ‡ (m)	1	2

Total Asset-Backed Securities (Cost $518)		552

INVESTMENTS	NO. OF CONTRACTS		VALUE ($000)
Options Purchased — 0.2%

Call Options Purchased — 0.2%

United States — 0.2%

iShares Russell 2000 ETF 3/19/2021 at USD 200.00, American Style Notional Amount: USD 6,764 Exchange-Traded * (Cost $345)		345	269

	PRINCIPAL AMOUNT ($000)
Supranational — 0.1%

European Investment Bank

2.80%, 1/15/2021	AUD	33	26

0.50%, 6/21/2023	AUD	30	23

Inter-American Development Bank

0.50%, 5/23/2023	CAD	63	49

4.40%, 1/26/2026	CAD	16	15

Total Supranational (Cost $107)			113

	NO. OF RIGHTS (000)
Rights — 0.0%

United States — 0.0%

Media General, Inc., CVR * ‡ (Cost $—)		1	—

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 8.7%

Foreign Government Treasury Bills — 2.6%

Canadian Treasury Bills

0.31%, 3/4/2021 (n)	CAD	1,360	1,068

0.32%, 4/1/2021 (n)	CAD	1,360	1,068

0.34%, 4/29/2021 (n)	CAD	1,361	1,069

Total Foreign Government Treasury Bills (Cost $2,946)			3,205

	SHARES (000)

Investment Companies — 5.4%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (f) (o) (Cost $6,487)		6,486	6,489

Investment of Cash Collateral from Securities Loaned — 0.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (f) (o)		600	600

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (f) (o)	133	133

Total Investment of Cash Collateral from Securities Loaned (Cost $733)		733

	PRINCIPAL AMOUNT ($000)

U.S. Treasury Obligations — 0.1%

U.S. Treasury Bills 0.10%, 3/11/2021 (l) (n) (Cost $87)	87	87

Total Short-Term Investments (Cost $10,253)		10,514

Total Long Positions (Cost $97,849)		120,531

	SHARES (000)
Short Positions — (0.6)%

Common Stocks — (0.6)%

United States — (0.6)%

Acacia Communications, Inc. *	(2)	(129)

Beyond Meat, Inc. *	— (a)	(37)

Intel Corp.	(1)	(41)

Kroger Co. (The)	(1)	(28)

National General Holdings Corp.	(3)	(102)

Navistar International Corp. *	— (a)	(21)

Pinnacle West Capital Corp.	— (a)	(11)

Sirius XM Holdings, Inc.	(18)	(116)

Tiffany & Co.	(1)	(105)

Varian Medical Systems, Inc. *	(1)	(124)

Walgreens Boots Alliance, Inc.	— (a)	(11)

Walmart, Inc.	— (a)	(10)

Total Common Stocks (Proceeds $(713))		(735)

Total Short Positions (Proceeds $(713))		(735)

Total Investments — 99.8% (Cost $97,136)		119,796
Other Assets Less Liabilities — 0.2%		274

NET ASSETS — 100.0%		120,070

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2020

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

LONG PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE

Fixed Income	16.8%

International Equity	10.7

Foreign Government Securities	5.9

Banks	4.4

Semiconductors & Semiconductor Equipment	2.7

Foreign Government Treasury Bills	2.7

Insurance	2.6

Pharmaceuticals	2.3

Software	2.0

U.S. Treasury Notes	2.0

Collateralized Mortgage Obligations	1.9

Electric Utilities	1.8

Oil, Gas & Consumable Fuels	1.7

Capital Markets	1.7

Internet & Direct Marketing Retail	1.6

Media	1.6

Machinery	1.6

IT Services	1.5

Commercial Mortgage-Backed Securities	1.5

Technology Hardware, Storage & Peripherals	1.4

Beverages	1.4

Health Care Providers & Services	1.3

Specialty Retail	1.2

Biotechnology	1.2

Automobiles	1.1

Chemicals	1.1

Interactive Media & Services	1.0

Road & Rail	1.0

Textiles, Apparel & Luxury Goods	1.0

Equity Real Estate Investment Trusts (REITs)	1.0

Others (each less than 1.0%)	14.3

Short-Term Investments	6.0

SHORT PORTFOLIO COMPOSITION BY INDUSTRY	PERCENTAGE
Communications Equipment	17.6%

Health Care Equipment & Supplies	16.9

Media	15.9

Specialty Retail	14.2

Insurance	13.9

Food & Staples Retailing	6.6

Semiconductors & Semiconductor Equipment	5.5

Food Products	5.0

Machinery	2.9

Electric Utilities	1.5

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Abbreviations
ABS	Asset-backed securities
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CVR	Contingent Value Rights
DKK	Danish Krone
ETF	Exchange-Traded Fund
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
SGPS	Holding company
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	The security or a portion of this security is on loan at December 31, 2020. The total value of securities on loan at December 31, 2020 is approximately $693,000.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(d)	Amount rounds to less than 0.1% of net assets.
(e)	All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $1,791,000 and $728,000, respectively.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(h)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2020.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2020.
(j)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.
(k)	Security is an interest bearing note with preferred security characteristics.
(l)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2020.
(n)	The rate shown is the effective yield as of December 31, 2020.
(o)	The rate shown is the current yield as of December 31, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Global Allocation Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2020 (continued)

Futures contracts outstanding as of December 31, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

EURO STOXX 50 Index	6	03/2021	EUR	260	1

Euro-Bund	1	03/2021	EUR	217	1

Foreign Exchange AUD/USD	15	03/2021	USD	1,157	33

Foreign Exchange CAD/USD	35	03/2021	USD	2,751	10
Foreign Exchange EUR/USD	51	03/2021	USD	7,800	75
Foreign Exchange GBP/USD	10	03/2021	USD	855	22
Foreign Exchange JPY/USD	50	03/2021	USD	6,058	71
FTSE 100 Index	1	03/2021	GBP	88	(1)
Japan 10 Year Bond Mini	3	03/2021	JPY	441	(1)
Long Gilt	1	03/2021	GBP	185	2
MSCI EAFE E-Mini Index	4	03/2021	USD	427	5
Russell 2000 E-Mini Index	30	03/2021	USD	2,967	101
S&P 500 E-Mini Index	33	03/2021	USD	6,180	149
SPI 200 Index	2	03/2021	AUD	252	(1)
U.S. Treasury 10 Year Note	110	03/2021	USD	15,183	7
U.S. Treasury Long Bond	5	03/2021	USD	865	(9)

					465

Short Contracts
Euro-Bobl	(1)	03/2021	EUR	(165)	— (a)
Euro-Schatz	(7)	03/2021	EUR	(960)	— (a)
MSCI Emerging Markets E-Mini Index	(36)	03/2021	USD	(2,318)	(61)
U.S. Treasury 2 Year Note	(1)	03/2021	USD	(221)	— (a)
U.S. Treasury 10 Year Ultra Note	(2)	03/2021	USD	(312)	2
U.S. Treasury Long Bond	(22)	03/2021	USD	(3,805)	45
U.S. Treasury Ultra Bond	(1)	03/2021	USD	(213)	3

					(11)

					454

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange

GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
SPI	Australian Securities Exchange
USD	United States Dollar

(a) Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Forward foreign currency exchange contracts outstanding as of December 31, 2020 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	Unrealized Appreciation (Depreciation) ($)
CAD	49	USD	38	State Street Corp.	1/5/2021	1
EUR	118	USD	141	TD Bank Financial Group	1/5/2021	3
GBP	14	USD	18	HSBC Bank, NA	1/5/2021	—	(a)
GBP	10	USD	14	State Street Corp.	1/5/2021	—	(a)
GBP	10	USD	13	TD Bank Financial Group	1/5/2021	—	(a)
JPY	10,850	USD	105	TD Bank Financial Group	1/5/2021	—	(a)
GBP	43	USD	57	State Street Corp.	1/29/2021	1
EUR	13	USD	15	Merrill Lynch International	2/3/2021	—	(a)
GBP	13	USD	18	TD Bank Financial Group	2/3/2021	—	(a)
USD	341	AUD	441	Merrill Lynch International	2/3/2021	1
USD	56	DKK	338	BNP Paribas	2/3/2021	—	(a)
USD	4,448	EUR	3,625	Goldman Sachs International	2/3/2021	17
USD	13	EUR	11	TD Bank Financial Group	2/3/2021	—	(a)
USD	2,329	JPY	239,925	Merrill Lynch International	2/3/2021	4
USD	42	SEK	344	Merrill Lynch International	2/3/2021	—	(a)

Total unrealized appreciation						27

USD	22	AUD	29	Standard Chartered Bank	1/5/2021	—	(a)
USD	304	AUD	412	State Street Corp.	1/5/2021	(14)
USD	243	CAD	316	BNP Paribas	1/5/2021	(5)
USD	13	CAD	16	State Street Corp.	1/5/2021	—	(a)
USD	55	DKK	338	TD Bank Financial Group	1/5/2021	(1)
USD	4,357	EUR	3,631	Barclays Bank plc	1/5/2021	(79)
USD	58	EUR	47	Citibank, NA	1/5/2021	—	(a)
USD	14	EUR	11	Merrill Lynch International	1/5/2021	—	(a)
USD	64	EUR	53	State Street Corp.	1/5/2021	—	(a)
USD	14	GBP	10	Barclays Bank plc	1/5/2021	—	(a)
USD	910	GBP	683	Merrill Lynch International	1/5/2021	(23)
USD	33	GBP	25	State Street Corp.	1/5/2021	(1)
USD	2,413	JPY	250,776	BNP Paribas	1/5/2021	(16)
USD	41	SEK	344	State Street Corp.	1/5/2021	(1)
USD	3,085	CAD	4,052	HSBC Bank, NA	1/19/2021	(99)
AUD	567	GBP	323	State Street Corp.	1/29/2021	(5)
JPY	35,366	GBP	257	State Street Corp.	1/29/2021	(9)
USD	57	JPY	5,911	BNP Paribas	1/29/2021	—	(a)
USD	222	CAD	283	Merrill Lynch International	2/3/2021	—	(a)
USD	15	GBP	11	Barclays Bank plc	2/3/2021	—	(a)
USD	934	GBP	684	State Street Corp.	2/3/2021	(2)

Total unrealized depreciation						(255)

Net unrealized depreciation						(228)

Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro

GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

(a) Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	27

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Insurance Trust Global Allocation Portfolio
ASSETS:
Investments in non-affiliates, at value	$79,886
Investments in affiliates, at value	39,643
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	733
Options purchased, at value	269
Cash	209
Foreign currency, at value	92
Deposits at broker for futures contracts	121
Deposits at broker for securities sold short	728
Receivables:
Investment securities sold	161
Portfolio shares sold	—	(a)
Interest from non-affiliates	135
Dividends from non-affiliates	31
Dividends from affiliates	1
Tax reclaims	48
Securities lending income (See Note 2.C.)	—	(a)
Variation margin on futures contracts	7
Unrealized appreciation on forward foreign currency exchange contracts	27

Total Assets	122,091

LIABILITIES:
Payables:
Securities sold short, at value	735
Dividend expense to non-affiliates on securities sold short	—	(a)
Investment securities purchased	133
Interest expense to non-affiliates on securities sold short	—	(a)
Collateral received on securities loaned (See Note 2.C.)	733
Portfolio shares redeemed	28
Unrealized depreciation on forward foreign currency exchange contracts	255
Accrued liabilities:
Investment advisory fees	9
Distribution fees	14
Custodian and accounting fees	38
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	76

Total Liabilities	2,021

Net Assets	$120,070

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

JPMorgan Insurance Trust Global Allocation Portfolio
NET ASSETS:
Paid-in-Capital	$94,374
Total distributable earnings (loss)	25,696

Total Net Assets	$120,070

Net Assets:
Class 1	$55,575
Class 2	64,495

Total	$120,070

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	2,806
Class 2	3,268

Net Asset Value (a):
Class 1 — Offering and redemption price per share	$19.81
Class 2 — Offering and redemption price per share	19.73

Cost of investments in non-affiliates	$62,705
Cost of investments in affiliates	34,066
Cost of options purchased	345
Cost of foreign currency	91
Investment securities on loan, at value (See Note 2.C.)	693
Cost of investment of cash collateral (See Note 2.C.)	733
Proceeds from securities sold short	713

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	29

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Amounts in thousands)

JPMorgan Insurance Trust Global Allocation Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$700
Interest income from affiliates	— (a)
Dividend income from non-affiliates	895
Dividend income from affiliates	618
Income from securities lending (net) (See Note 2.C.)	3
Foreign taxes withheld (net)	(40)

Total investment income	2,176

EXPENSES:
Investment advisory fees	558
Administration fees	76
Distribution fees:
Class 2	142
Custodian and accounting fees	181
Interest expense to affiliates	— (a)
Professional fees	107
Trustees’ and Chief Compliance Officer’s fees	25
Printing and mailing costs	27
Transfer agency fees (See Note 2.I.)	12
Dividend expense to non-affiliates on securities sold short	8
Interest expense to non-affiliates on securities sold short	1
Other	11

Total expenses	1,148

Less fees waived	(204)
Less expense reimbursements	(102)

Net expenses	842

Net investment income (loss)	1,334

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	673
Investments in affiliates	(43)
Options purchased	(981)
Futures contracts	4,710
Securities sold short	(106)
Foreign currency transactions	(47)
Forward foreign currency exchange contracts	(437)
Options written	4

Net realized gain (loss)	3,773

Distributions of capital gains received from investment company affiliates	10
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	7,665
Investments in affiliates	3,818
Options purchased	(183)
Futures contracts	172
Securities sold short	(16)
Foreign currency translations	(45)
Forward foreign currency exchange contracts	9

Change in net unrealized appreciation/depreciation	11,420

Net realized/unrealized gains (losses)	15,203

Change in net assets resulting from operations	$16,537

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Insurance Trust Global Allocation Portfolio
	Year Ended December 31, 2020	Year Ended December 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,334	$1,617
Net realized gain (loss)	3,773	1,181
Distributions of capital gains received from investment company affiliates	10	— (a)
Change in net unrealized appreciation/depreciation	11,420	10,731

Change in net assets resulting from operations	16,537	13,529

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1	(1,226)	(810)
Class 2	(1,437)	(1,095)

Total distributions to shareholders	(2,663)	(1,905)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	7,095	8,282

NET ASSETS:
Change in net assets	20,969	19,906
Beginning of period	99,101	79,195

End of period	$120,070	$99,101

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$8,707	$8,716
Distributions reinvested	1,226	810
Cost of shares redeemed	(2,183)	(3,254)

Change in net assets resulting from Class 1 capital transactions	7,750	6,272

Class 2
Proceeds from shares issued	8,940	12,007
Distributions reinvested	1,437	1,095
Cost of shares redeemed	(11,032)	(11,092)

Change in net assets resulting from Class 2 capital transactions	(655)	2,010

Total change in net assets resulting from capital transactions	$7,095	$8,282

SHARE TRANSACTIONS:
Class 1
Issued	512	525
Reinvested	78	50
Redeemed	(125)	(197)

Change in Class 1 Shares	465	378

Class 2
Issued	536	721
Reinvested	91	68
Redeemed	(646)	(671)

Change in Class 2 Shares	(19)	118

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Year Ended December 31, 2020	$17.65	$0.25	$2.40	$2.65	$(0.33)	$(0.16)	$(0.49)
Year Ended December 31, 2019	15.47	0.33	2.24	2.57	(0.39)	—	(0.39)
Year Ended December 31, 2018	16.57	0.29	(1.29)	(1.00)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.89	0.29	2.25	2.54	(0.20)	(0.66)	(0.86)
Year Ended December 31, 2016	14.46	0.35	0.54	0.89	(0.46)	— (i)	(0.46)

Class 2
Year Ended December 31, 2020	17.58	0.21	2.39	2.60	(0.29)	(0.16)	(0.45)
Year Ended December 31, 2019	15.41	0.29	2.23	2.52	(0.35)	—	(0.35)
Year Ended December 31, 2018	16.55	0.25	(1.29)	(1.04)	—	(0.10)	(0.10)
Year Ended December 31, 2017	14.87	0.26	2.24	2.50	(0.16)	(0.66)	(0.82)
Year Ended December 31, 2016	14.45	0.30	0.54	0.84	(0.42)	— (i)	(0.42)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Total returns do not include charges that will be imposed by variable insurance contracts or by Eligible Plans. If these charges were reflected, returns would be lower than those shown.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	The Portfolio presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short.
(h)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class 1 are 0.68% and 0.97% for the year ended December 31, 2020, 0.77% and 1.03% for the year ended December 31, 2019, 0.77% and 1.10% for the year ended December 31, 2018 and 0.76% and 1.11% for the year ended December 31, 2017; for Class 2 are 0.93% and 1.24% for the year ended December 31, 2020, 1.02% and 1.28% for the year ended December 31, 2019, 1.02% and 1.34% for the year ended December 31, 2018 and 1.01% and 1.32% for the year ended December 31, 2017, respectively.

(i)	Amount rounds to less than $0.005.
(j)	Dividend expense on securities sold short is less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding securities sold short) (g)	Portfolio turnover rate (including securities sold short) (g)

$19.81	15.69%	$55,575	0.69	%(h)	1.45%	0.98	%(h)	113%	123%
17.65	16.87	41,311	0.79	(h)	1.99	1.05	(h)	98	116
15.47	(6.06)	30,366	0.81	(h)	1.79	1.14	(h)	110	141
16.57	17.11	14,308	0.79	(h)	1.76	1.14	(h)	80	92
14.89	6.13	4,664	0.77	(j)	2.34	1.20	(j)	60	61

19.73	15.40	64,495	0.94	(h)	1.21	1.25	(h)	113	123
17.58	16.58	57,790	1.04	(h)	1.73	1.30	(h)	98	116
15.41	(6.31)	48,829	1.06	(h)	1.52	1.38	(h)	110	141
16.55	16.85	48,470	1.04	(h)	1.59	1.35	(h)	80	92
14.87	5.84	49,869	1.02	(j)	2.04	1.45	(j)	60	61

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Insurance Trust Global Allocation Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize long-term total return.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency fees and distribution fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The Portfolio is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Portfolio’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Portfolio’s investments. The Administrator implements the valuation policies of the Portfolio’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Portfolio. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Portfolio’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Portfolio are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

34	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Portfolio at December 31, 2020.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$94	$458	$552
Collateralized Mortgage Obligations
United States	—	1,373	873	2,246
Commercial Mortgage-Backed Securities
United States	—	1,001	782	1,783
Common Stocks
Australia	—	919	—	919
Austria	—	171	—	171
Belgium	—	212	—	212
Canada	636	—	—	636
China	49	1,100	—	1,149
Denmark	—	821	—	821
Finland	—	181	—	181
France	—	3,058	—	3,058
Germany	—	1,937	—	1,937
Hong Kong	—	698	—	698
India	435	—	—	435
Indonesia	—	147	—	147
Ireland	130	50	—	180
Italy	72	130	—	202
Japan	—	3,208	—	3,208
Macau	—	15	—	15
Netherlands	433	1,185	—	1,618
New Zealand	—	11	—	11
Norway	—	30	—	30
Peru	49	—	—	49
Portugal	—	4	—	4
Singapore	—	68	—	68
South Africa	—	129	—	129
South Korea	—	768	—	768
Spain	—	753	—	753
Sweden	—	872	—	872

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Switzerland	$—	$2,095	$—		$2,095
Taiwan	563	—	—		563
United Kingdom	476	2,868	—		3,344
United States	28,158	203	—		28,361

Total Common Stocks	31,001	21,633	—		52,634

Corporate Bonds	—	9,710	—		9,710
Foreign Government Securities	—	7,154	—		7,154
Investment Companies	33,154	—	—		33,154
Options Purchased
Call Options Purchased	269	—	—		269
Rights	—	—	—	(a)	— (a)
Supranational	—	113	—		113
U.S. Treasury Obligations	—	2,402	—		2,402
Short-Term Investments
Foreign Government Treasury Bills	—	3,205	—		3,205
Investment Companies	6,489	—	—		6,489
Investment of cash collateral from securities loaned	733	—	—		733
U.S. Treasury Obligations	—	87	—		87

Total Short-Term Investments	7,222	3,292	—		10,514

Total Investments in Securities	$71,646	$46,772	$2,113		$120,531

Liabilities
Common Stocks	$(735)	$—	$—		$(735)

Total Liabilities in Securities Sold Short	$(735)	$—	$—		$(735)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$27	$—		$27
Futures Contracts	527	—	—		527

Total Appreciation in Other Financial Instruments	$527	$27	$—		$554

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(255)	$—		$(255)
Futures Contracts	(73)	—	—		(73)

Total Depreciation in Other Financial Instruments	$(73)	$(255)	$—		$(328)

(a)	Value is zero.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of December 31, 2019		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020
Investments in Securities
Asset-Backed Securities — United States	$1,407		$(12)	$(14)	$2		$—	$(925)	$—	$—	$458
Collateralized Mortgage Obligations — United States	1,106		(3)	7	—	(a)	—	(237)	—	—	873
Commercial Mortgage-Backed Securities — United States	1,980		(211)	(74)	1		100	(1,034)	20	—	782
Rights — United States	—	(b)	—	—	—		—	—	—	—	—	(b)

Total	$4,493		$(226)	$(81)	$3		$100	$(2,196)	$20	$—	$2,113

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

36	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2020, which were valued using significant unobservable inputs (level 3) amounted to approximately $(29,000). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the year ended December 31, 2020.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements

(Amounts in thousands)

	Fair Value at December 31, 2020		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$458		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 9.63% (5.45%)
				Constant Default Rate	2.04% - 5.80% (3.72%)
				Yield (Discount Rate of Cash Flows)	0.40% - 4.23% (2.01%)

Asset-Backed Securities	458

	782		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	1.53% -199.00% (12.65%)

Commercial Mortgage-Backed Securities	782

	873		Discounted Cash Flow	Constant Prepayment Rate	20.00% -30.00% (22.82%)
				Constant Default Rate	0.00% - 0.50% (0.17%)
				Yield (Discount Rate of Cash Flows)	2.75% - 4.01% (3.35%)

Collateralized Mortgage Obligations	873

	—	(b)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Rights	—	(b)

Total	$2,113

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Value is zero.

B. Restricted Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Portfolio.

As of December 31, 2020, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Portfolio is authorized to engage in securities lending in order to generate additional income. The Portfolio is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Portfolio, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Portfolio retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Portfolio). Upon termination of a loan, the Portfolio is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Portfolio or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Portfolio also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Portfolio bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Portfolio may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Portfolio may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents the Portfolio’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Portfolio as of December 31, 2020 (amounts in thousands).

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$693	$(693)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Portfolio from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Portfolio to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended December 31, 2020, JPMIM waived fees associated with the Portfolio’s investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

$—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Portfolio invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the year ended December 31, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Corporate Bond Fund Class R6 Shares (a)	$—	$10,446	$10,700	$254		$—		$—	—	$—		$—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	6,639	3,432	212	30		2,958		12,847	292	24		—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,962	21	1,682	(308)		7		—	—	22		—
JPMorgan High Yield Fund Class R6 Shares (a)	9,769	17,909	9,401	(18)		861		19,120	2,685	526		—
JPMorgan Mortgage-Backed Securities Fund Class R6 Shares (a)	—	1,196	—	—		(9)		1,187	103	2		10
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.09% (a) (b)	7,420	59,651	60,582	(1)		1		6,489	6,486	44		—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.15% (a) (b)	—	1,100	500	—	*(c)	—	(c)	600	600	1	*	—

38	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

For the year ended December 31, 2020
Security Description	Value at December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2020	Shares at December 31, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	$23	$11,059	$10,949	$—	$—	$133	133	$1	*	$—

Total	$25,813	$104,814	$94,026	$(43)	$3,818	$40,376		$620		$10

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Derivatives — The Portfolio used derivative instruments including options, futures contracts and forward foreign currency exchange contracts in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Portfolio can invest, to hedge portfolio investments or to generate income or gains to the Portfolio. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Portfolio may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Portfolio to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Portfolio’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Portfolio is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Portfolio’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Portfolio in the event the Portfolio’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Portfolio to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Portfolio often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Portfolio. The ISDA agreements give the Portfolio and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Portfolio.

Notes F(1) — F(3) below describe the various derivatives used by the Portfolio.

(1). Options — The Portfolio purchased and/or sold (“wrote”) put and call options on various instruments including currencies, futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Options Purchased — Premiums paid by the Portfolio for options purchased are included on the Statement of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statement of Operations. If the option is allowed to expire, the Portfolio will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Portfolio for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation on options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Portfolio records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Portfolio is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Portfolio to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Portfolio to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Portfolio is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Portfolio’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — The Portfolio used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock and bond markets. The Portfolio also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Portfolio to equity price, foreign exchange and interest rate risks. The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Portfolio is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Portfolio also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Portfolio also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

40	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The Portfolio’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Portfolio may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of December 31, 2020 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$269	$256	$—	$525
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	—	211	27	238
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	60	—	60

Total		$269	$527	$27	$823

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$—	$(63)	$—	$(63)
Foreign exchange contracts	Payables	—	—	(255)	(255)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(10)	—	(10)

Total		$—	$(73)	$(255)	$(328)

(a)	The value of options is included on the Statement of Assets and Liabilities as Options purchased, at value.

(b)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2020, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(977)	$3,679	$—	$2,702
Foreign exchange contracts	—	459	(437)	22
Interest rate contracts	—	572	—	572

Total	$(977)	$4,710	$(437)	$3,296

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(183)	$(104)	$—	$(287)
Foreign exchange contracts	—	182	9	191
Interest rate contracts	—	94	—	94

Total	$(183)	$172	$9	$(2)

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

Derivatives Volume

The table below discloses the volume of the Portfolio’s options, futures contracts and forward foreign currency exchange contracts activity during the year ended December 31, 2020. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands):

Futures Contracts — Equity:
Average Notional Balance Long	$15,919
Average Notional Balance Short	1,953
Ending Notional Balance Long	10,174
Ending Notional Balance Short	2,318

Futures Contracts — Foreign Exchange:
Average Notional Balance Long	12,140
Ending Notional Balance Long	18,621

Futures Contracts — Interest Rate:
Average Notional Balance Long	13,470
Average Notional Balance Short	6,071
Ending Notional Balance Long	16,891
Ending Notional Balance Short	5,676

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	3,616
Average Settlement Value Sold	18,056
Ending Settlement Value Purchased	1,214
Ending Settlement Value Sold	20,083

Exchange-Traded Options:
Average Number of Contracts Purchased	559
Ending Number of Contracts Purchased	345

The Portfolio’s derivatives contracts held at December 31, 2020 are not accounted for as hedging instruments under GAAP.

G. Short Sales — The Portfolio engaged in short sales as part of its normal investment activities. In a short sale, the Portfolio sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Portfolio borrows securities from a broker. To close out a short position, the Portfolio delivers the same securities to the broker.

The Portfolio is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Portfolio’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Portfolio may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statement of Operations.

The Portfolio is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Portfolio is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Portfolio will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2020, the Portfolio had outstanding short sales as listed on the SOI.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, dividend expense on securities sold short and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

42	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

I. Allocation of Income and Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the applicable portfolios. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Portfolio for the year ended December 31, 2020 are as follows (amounts in thousands):

	Class 1	Class 2	Total
Transfer agency fees	$1	$11	$12

The Portfolio invests in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.E.

J. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of December 31, 2020, no liability for Federal income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Portfolio records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(1)	$(804)	$805

The reclassifications for the Portfolio relate primarily to foreign currency gains or losses.

M. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Portfolio’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Portfolio and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.55% of the Portfolio’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Portfolio’s average daily net assets, plus 0.050% of the Portfolio’s average daily net assets between $10 billion and $20 billion, plus 0.025%

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

of the Portfolio’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Portfolio’s average daily net assets in excess of $25 billion. For the year ended December 31, 2020, the effective rate was 0.075% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.E.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s principal underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Class 1 Shares of the Portfolio do not charge a distribution fee. The Distribution Plan provides that the Portfolio shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For performing these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser (for all share classes), Administrator (for all share classes) and/or JPMDS (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses of the Portfolio (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.78%	1.03%

The expense limitation agreement was in effect for the year ended December 31, 2020 and the contractual expense limitation percentages in the table above are in place until at least April 30, 2021.

The Underlying Funds may impose separate advisory fees. The Adviser has agreed to voluntarily waive the Portfolio’s investment advisory fees in the weighted average pro-rata amount of the advisory fees charged by the affiliated Underlying Funds. During the year ended December 31, 2020, the Adviser waived approximately $106,000. These waivers may be in addition to any waivers required to meet the Portfolio’s contractual expense limitations, but will not exceed the Portfolio’s advisory fee.

For the year ended December 31, 2020, the Portfolio’s service providers waived fees and/or reimbursed expenses for the Portfolio as follows (amounts in thousands). None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Total	Contractual Reimbursements
$9	$76	$85	$102

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Portfolio to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these money market funds for the year ended December 31, 2020 was approximately $13,000.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Portfolio pursuant to Rule 38a-1 under the 1940 Act. The Portfolio, along with affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

44	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended December 31, 2020, the Portfolio purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
$110,184	$98,423	$1,985	$2,522	$9,600	$9,185

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2020 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$98,586	$22,317	$881	$21,436

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of forward foreign currency contracts, mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31, 2020 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$2,144	$519	$2,663

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2019 was as follows (amounts in thousands):

Ordinary Income*	Total Distributions Paid
$1,905	$1,905

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$3,943	$2,263	$19,515

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts, mark to market of futures contracts, straddle loss deferrals and wash sale loss deferrals.

As of December 31, 2020, the Portfolio did not have any net capital loss carryforwards.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 (continued)

6. Borrowings

The Portfolio relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Portfolio to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Portfolio because the Portfolio and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Portfolio had no borrowings outstanding from another fund during the year ended December 31, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended December 31, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing portfolio must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a portfolio does not comply with the aforementioned requirements, the portfolio must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing portfolio at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating portfolios pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Portfolio did not utilize the Credit Facility during the year ended December 31, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Portfolio. However, based on experience, the Portfolio expects the risk of loss to be remote.

As of December 31, 2020, the Portfolio had four individual shareholder and/or non-affiliated omnibus accounts, which owned 90.7% of the Portfolio’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Portfolio’s performance and liquidity.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage-pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Portfolio invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Portfolio may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Portfolio’s yield (and total return) also may be low or the Portfolio may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Portfolio’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

46	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

As of December 31, 2020, a significant portion of the Portfolio’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Portfolio’s original investment. Many derivatives create leverage thereby causing the Portfolio to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Portfolio to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses.

The Portfolio is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Portfolio such as option contracts and forward foreign currency exchange contracts.

Because of the Portfolio’s investments in the Underlying Funds, the Portfolio indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Portfolio may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Portfolio is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Portfolio’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Portfolio and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Portfolio is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Portfolio’s investments, increase the Portfolio’s volatility, exacerbate other pre-existing political, social and economic risks to the Portfolio and negatively impact broad segments of businesses and populations. The Portfolio’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Portfolio invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Portfolio’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On February 10, 2021, the contractual expense limitations for Class 1 Shares and Class 2 Shares were extended until at least April 30, 2022.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Insurance Trust and Shareholders of JPMorgan Insurance Trust Global Allocation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Insurance Trust Global Allocation Portfolio (one of the portfolios constituting JPMorgan Insurance Trust, referred to hereafter as the “Portfolio”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 12, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

48	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

TRUSTEES

(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	128	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	128	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	128	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	128	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	128	None

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	49

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	128	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985. (3)	Self-employed business consultant (2002-present).	128	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	128	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	128	None

Mitchell M. Merin (1953); Trustee of Trust since 2013. (4)	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member, Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	128	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	128	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	128	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

50	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (128 funds).

(3)	Mr. Marshall retired from the Board of Trustees effective the close of business on December 31, 2020.

(4)	Mr. Merin retired from the Board of Trustees effective the close of business on January 31, 2021.

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Portfolio’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Portfolio’s financial statements and do not provide other services to the Portfolio. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	51

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.). Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

52	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2020, and continued to hold your shares at the end of the reporting period, December 31, 2020.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Insurance Trust Global Allocation Portfolio
Class 1
Actual	$1,000.00	$1,202.10	$3.72	0.67%
Hypothetical	1,000.00	1,021.76	3.42	0.67
Class 2
Actual	1,000.00	1,200.10	5.04	0.91
Hypothetical	1,000.00	1,020.55	4.63	0.91

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 ( to reflect the one-half year period).

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2020, at which the Trustees considered the continuation of the investment advisory agreement for the Portfolio whose annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Portfolio and the other J.P. Morgan Funds overseen by the Board in which the Portfolio may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2020.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Portfolio and Underlying Funds received from the Adviser. This information includes the Portfolio’s and Underlying Funds’ performance as compared to the performance of the Portfolio’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Portfolio’s and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent management consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Portfolio and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The independent consultant also provided additional analysis of the performance of certain Underlying Funds in connection with the Trustees’ review of the Advisory Agreement. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Portfolio and Underlying Funds throughout the year, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Portfolio under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Portfolio and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Portfolio by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Portfolio and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Portfolio during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Portfolio and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Portfolio. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of

54	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Portfolio and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Portfolio and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolio and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Portfolio by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Portfolio and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

The Trustees also considered that the Adviser earns fees from the Portfolio and Underlying Funds for providing administration services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, an affiliate of the Adviser, which also acts as the Portfolio’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Portfolio, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Portfolio and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Portfolio. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Portfolio’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Portfolio may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Portfolio and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Portfolio was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Portfolio has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allows the Portfolio’s shareholders to share potential economies of scale from its inception and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Portfolio of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services, and the ability to negotiate competitive fees for the Portfolio. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Portfolio, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Portfolio, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Portfolio at competitive levels, was reasonable. The Trustees concluded that the Portfolio’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Portfolio and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Portfolio.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Independent Written Evaluation of the Portfolio’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Portfolio had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Portfolio. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Portfolio. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Portfolio in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Portfolio in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Portfolio within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three-and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Portfolio’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to a representative class to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Portfolio’s performance are summarized below:

The Trustees noted that the Portfolio’s performance for Class 2 shares was in the fifth, second and first quintiles, based upon the Peer Group, and in the fourth, third and second quintiles, based upon the Universe, for the one-,three- and five year periods ended December 31, 2019, respectively. The Trustees discussed the performance and investment strategy of the Portfolio with the Adviser and based upon this discussion and various other factors, concluded that the Portfolio’s performance was satisfactory under the circumstances. They requested however, that the Portfolio’s Adviser provide additional Portfolio performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Portfolio to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Portfolio. The Trustees recognized that Broadridge reported the Portfolio’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Portfolio and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place, for the Portfolio, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Portfolio’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Portfolio’s net advisory fee for Class 2 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class 2 shares were in the fourth and fifth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Portfolio and that such fee would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Portfolio invests.

56	JPMORGAN INSURANCE TRUST	DECEMBER 31, 2020

TAX LETTER

(Unaudited)

Dividends Received Deduction (DRD)

The Portfolio had 14.00%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended December 31, 2020.

Long Term Capital Gain

The Portfolio distributed approximately $519,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended December 31, 2020.

DECEMBER 31, 2020	JPMORGAN INSURANCE TRUST	57

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Portfolio’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. December 2020.	AN-JPMITGAP-1220

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2020 – $333,907

2019 – $345,852

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2020 – $47,963

2019 – $51,850

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2020 – $58,848

2019 – $63,495

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2020 and 2019, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2020 – Not applicable

2019 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2020 – 0.0%

2019 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2020 - $28.0 million

2019 - $30.6 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
February 19, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
February 19, 2021